                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                                    FAP TRUST

                                       AND

                         L-3 COMMUNICATIONS CORPORATION

                                FEBRUARY 10, 1998

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   DEFINITIONS .............................   1

                                   ARTICLE II

                                PURCHASE AND SALE ..........................   6

      II.1        Purchase and Sale ........................................   6
      II.2        Cash Purchase Price ......................................   6
      II.3        Adjustment of Cash Purchase Price ........................   7
      II.4        Post-Closing Payment .....................................   8
      II.5        Dispute Resolution .......................................  11
      II.6        Closing ..................................................  12

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER ...............  13

      III.1       Due Organization of Seller ...............................  13
      III.2       Requisite Consents; Nonviolation .........................  13
      III.3       Due Organization of the Company ..........................  14
      III.4       Acquired Assets ..........................................  14
      III.5       Subsidiaries, etc ........................................  14
      III.6       Financial Data ...........................................  14
      III.7       No Material Changes ......................................  14
      III.8       Undisclosed Liabilities ..................................  15
      III.9       Governmental Authorizations; Compliance with Law .........  15
      III.10      Litigation ...............................................  16
      III.11      Employee Benefit Plans ...................................  16
      III.12      Intellectual Property ....................................  17
      III.13      Real and Personal Property ...............................  18
      III.14      Insurance ................................................  19
      III.15      Tax Matters ..............................................  19
      III.16      Environmental Matters ....................................  20
      III.17      Contracts ................................................  21
      III.18      Inventory ................................................  22
      III.19      Accounts Receivable ......................................  22
      III.20      Condition of Plant and Equipment .........................  22
      III.21      Customers and Suppliers ..................................  22
      III.22      Bank Accounts ............................................  23
      III.23      Brokers, Finders, Etc ....................................  23
      III.24      Employees ................................................  23
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                                                                            Page
                                                                            ----
      III.25      Government Contracts .....................................  23
      III.26      Government Furnished Equipment ...........................  25
      III.27      Organizational Conflicts of Interest .....................  25
      III.28      Affiliate Transactions ...................................  25
      III.29      Disclosure in the Seller's Schedule ......................  25

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER ...............  25

      IV.1        Due Incorporation; Requisite Power and Authority .........  25
      IV.2        Requisite Consents; Nonviolation .........................  26
      IV.3        Broker's Fees ............................................  26

                                    ARTICLE V

                       CERTAIN TRANSACTIONS AND AGREEMENTS
                            PRIOR TO THE CLOSING DATE ......................  26

      V.1         Confidentiality ..........................................  26
      V.2         Business Organization ....................................  26
      V.3         Cooperation ..............................................  27
      V.4         Subsidiary Merger ........................................  28
      V.5         No Seller Distributions ..................................  28
      V.6         Further Assurances .......................................  28

                                   ARTICLE VI

                   COVENANTS REGARDING POST CLOSING ACTIVITIES .............  29

      VI.1        Employee Matters .........................................  29
      VI.2        Seller's Indemnification .................................  30
      VI.3        Contracts Requiring Consent to Assignment ................  33
      VI.4        Company Plans ............................................  33
      VI.5        Research and Experimental Expenses .......................  33

                                   ARTICLE VII

                  CONDITIONS TO OBLIGATIONS OF BUYER AND SELLER ............  34

      VII.1       Government Approvals; Litigation .........................  34
      VII.2       Permits and Approvals ....................................  34

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                                                                            Page
                                                                            ----
                                  ARTICLE VIII

                        CONDITIONS TO BUYER'S OBLIGATIONS ..................  34

      VIII.1      Representations and Warranties; Performance ..............  34
      VIII.2      Escrow Agreement .........................................  34
      VIII.3      Subsidiary Merger ........................................  35
      VIII.4      Material Adverse Change ..................................  35
      VIII.5      Proceedings ..............................................  35
      VIII.6      Ilex Agreement ...........................................  35
      VIII.7      Non-Competition Agreements ...............................  35

                                   ARTICLE IX

                       CONDITIONS TO OBLIGATIONS OF SELLER .................  35

      IX.1        Representations and Warranties; Performance ..............  35
      IX.2        Proceedings ..............................................  35
      IX.3        Ilex Agreement ...........................................  36

                                    ARTICLE X

                                FEES AND EXPENSES ..........................  36

      X.1         Expenses .................................................  36
      X.2         Fees or Commissions of Brokers ...........................  36

                                   ARTICLE XI

                                   TERMINATION .............................  36

      XI.1        Termination of Agreement .................................  36
      XI.2        Effect of Termination ....................................  36

                                   ARTICLE XII

                                  MISCELLANEOUS ............................  37

      XII.1       Time of the Essence ......................................  37
      XII.2       Entire Agreement .........................................  37
      XII.3       Press Releases and Public Announcements ..................  37
      XII.4       Counterparts .............................................  37
      XII.5       Descriptive Headings .....................................  37
      XII.6       Notices ..................................................  37
      XII.7       Arbitration ..............................................  38
      XII.8       Choice of Law ............................................  39

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                                                                            Page
                                                                            ----
      XII.9       Bulk Sale and Other Tax Filings ..........................  39
      XII.10      Transfer Taxes; Sales Tax ................................  39
      XII.11      Binding Effect; Benefits .................................  39
      XII.12      Assignability ............................................  39
      XII.13      Waiver and Amendment .....................................  39
      XII.14      Attorneys' Fees ..........................................  40
      XII.15      Severability .............................................  40
      XII.16      No Recourse ..............................................  40


EXHIBIT A               Seller's Schedule
EXHIBIT VIII.2          Form of Assignment of Escrow Agreement
EXHIBIT VIII.7          Form of Assignment of Non-Competition Agreements

                            ASSET PURCHASE AGREEMENT

      THIS ASSET PURCHASE AGREEMENT (the "Agreement") dated as of February 10, 1998 is entered into by and among L-3 COMMUNICATIONS CORPORATION, a Delaware corporation ("Buyer") and FAP TRUST, a Connecticut trust ("Seller").

                                    RECITALS

      WHEREAS, the Buyer wishes to purchase from Seller, and Seller wishes to sell to the Buyer, all of the Acquired Assets (as hereinafter defined) subject to the assumption by the Buyer of the Assumed Liabilities (as hereinafter defined), upon the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      As used herein:

            "Acquired Assets" means all of the assets (tangible and intangible) of the Seller, including those of the Acquired Company (as hereinafter defined) (except for those assets listed in the proviso to this definition), including, without limitation, all of its right, title and interest in and to:

            (a) Leaseholds and subleaseholds of real property to which it is a party, and all, improvements, fixtures, and fittings thereon, and easements, rights-of-way, and other appurtenants thereto (such as appurtenant rights in and to public streets);

            (b) Tangible personal property (such as machinery, equipment, inventories of raw materials and supplies, manufactured and purchased parts, goods in process and finished goods, furniture, automobiles, trucks, tractors, trailers, tools, jigs, and dies);

            (c) Intellectual Property, goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions;

            (d) Leases, subleases, and rights thereunder;

            (e) Agreements, contracts, indentures, mortgages, instruments, security interests, guaranties, other similar arrangements, and rights thereunder;

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            (f) Accounts, notes, and other receivables, except those excluded under clause (iv) of the proviso to this definition;

            (g) Claims, deposits, prepayments, refunds, causes of action, choses in action, rights of recovery, rights of set off, and rights of recoupment;

            (h) Franchises, approvals, permits, licenses, orders, registrations, certificates, variances, and similar rights obtained from governments and governmental agencies;

            (i) Prepaid expenses, except those excluded under clause (v) of the proviso to this definition;

            (j) Books, records, ledgers, files, documents, correspondence, lists, plats, architectural plans, drawings, and specifications, creative materials, advertising and promotional materials, studies, reports, and other printed or written materials (collectively, the "Books and Records"), except those excluded under clause (i) of the proviso to this definition; and

            (k) All cash and all bank accounts and brokerage accounts and similar accounts and cash equivalents, including deposits in transit, except as set forth in clause (iii) of the proviso to this definition.

PROVIDED, HOWEVER, that notwithstanding the foregoing, the Acquired Assets shall not include:

                  (i) With respect to the Company, the corporate charter,
            qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minute books, stock transfer books, blank stock certificates, original Tax Returns and other documents relating to the organization, maintenance, and existence of the Company as a corporation;

                  (ii) Any assets or rights which are not assignable pursuant to the terms of the document or instrument creating same or which are only assignable with the consent of a third party who refuses to grant such consent, which shall be transferred as and when such consent is obtained and otherwise as provided in Section VI.3 of this Agreement;

                  (iii) Any cash held on deposit in a tax reserve account
            established by the Company for the payment of any federal, state, local or foreign income Taxes payable with respect to periods prior to the date three (3) Business Days prior to the Closing Date, so long as notice of the amount of such cash and the account number of such account shall be provided to the Buyer not later than such third Business Day); and

                  (iv) $1,000,000 book value of trade accounts receivable of the
            Acquired Company (which specific receivables shall be identified and reasonably agreed upon by the parties on or prior to the Closing
            Date); and

                  (v) Prepaid expenses relating to the expenses incurred in
            connection with the negotiation and consummation of the transactions contemplated by this Agreement.

            "Acquired Company" means the direct and indirect assets, liabilities and business as a going concern of the Company transferred to Seller in the dissolution and liquidation of the Company.

            "Agreement" has the meaning set forth in the preface above.

            "Assumed Liabilities" means all Liabilities of the Acquired Company (except for those Liabilities expressly excluded in the proviso to this definition), including, but not limited to:

            (a) All Liabilities of the Company to be performed following the Closing expressly provided for under or incurred pursuant to the terms of the written agreements, contracts, employment agreements, leases, licenses, instruments and other items which are included as Acquired Assets, but only to the extent any required consents to the assignment thereof have been obtained or Buyer has otherwise expressly agreed to assume liability under such agreement;

            (b) All Liabilities for product warranty claims or any use of or defect in any of the products or services sold by the Company, the Subsidiary or the Acquired Company prior to the Closing Date;

            (c) Liabilities to employees of Acquired Company arising out of workers' compensation or disability leaves of absence if said employee is entitled to an offer of employment pursuant to this Agreement and any other similar obligations or liabilities; and

            (d) Liabilities resulting from, arising out of or caused by any breach of contract by the Company, the Subsidiary or the Acquired Company, tort, infringement, violation of law or any environmental liability or contamination, including, without limitation, Liabilities arising out of or relating in any way to any Government Bid, Government Contract or Government Disclosure.

PROVIDED, HOWEVER, that notwithstanding the foregoing, the Assumed Liabilities shall not include:

                  (A) Any Liability of the Acquired Company or Seller for income and other Taxes, including, but not limited to, any Taxes arising in connection with the consummation of the transactions contemplated hereby; provided, however, that any Taxes (other than federal, state, local or foreign income Taxes and other than Taxes arising in connection with the consummation of the transactions contemplated hereby) accrued on the Closing Statement of Net Assets shall be Assumed Liabilities;

                  (B) Except as otherwise provided for in this Agreement
            (including, without limitation, as provided for in Section VI.1 hereof), any Liability of the Company related to the employment or compensation of employees and former employees (including with respect to any Company Plan or any post-retirement benefits plan, if any));

                  (C) Except as otherwise provided for in this Agreement, any
            Liability of the Company for costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby; or

                  (D) Any Liability of Seller which was not related to the
            Company, the Subsidiary or the Business or arising under this Agreement.

            "Business" means the business conducted or proposed or planned to be conducted by the Acquired Company on and as of the Closing Date.

            "Buyer" has the meaning set forth in the preface above.

            "Closing" has the meaning set forth in Section II.6 below.

            "Closing Date" has the meaning set forth in Section II.6 below.

            "Company" means Ilex Systems, Inc.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Employee" has the meaning set forth in Section VI.1 below.

            "GAAP" means United States generally accepted accounting principles as in effect as of the date hereof.

            "Government Bid" means any offer to sell made by the Acquired Company prior to the Closing Date which, if accepted, would result or may result in a "Government Contract".

            "Government Contract" means any prime contract, subcontract, teaming agreement or arrangement, joint venture, basic ordering agreement, pricing agreement, letter contract, purchase order, delivery order, change order, Government Bid or other arrangement of any kind between the Acquired Company and
(i) the U.S. Government, (ii) any prime contractor of the U.S. Government in its capacity as a prime contractor or (iii) any subcontractor with respect to any contract of a type described in clauses (i) or (ii) above.

            "Government Disclosure" means any certification, representation, warranty or statement by the Acquired Company to the U.S. Government in that capacity, or any agent or instrumentality thereof, which in any way relates to the operation of the Business or any business of the Acquired Company carried on prior to the Closing Date.

            "Knowledge of Seller" (or any similar expression) shall mean the actual knowledge of (i) W. Jeffrey Kramer, Vice President of First Union National Bank, trustee of Seller, Frederick Forster, Jeffrey Furman or Howard Tieg or (ii) each of Joseph Lopez, John Medea, Joseph Leadley, Scott Feldman, and all of the Vice Presidents and the members of the Board of Directors of the Company and the Subsidiary (provided, however, that for purposes of Section III.27, the individuals referred to in clause (ii) shall be limited to Joseph Lopez, John Medea, Thomas Deet and Robert Marchand), after, only in the case of those individuals referred to in clause (ii) of this definition, a reasonable investigation or inquiry of the subject matter thereof by or on behalf of such individuals.

            "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

            "Ilex Agreement" means the agreement, dated as of February 9, 1998 by and among Seller, the Company and shareholders of the Company.

            "Liability" or "Liabilities" means any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise.

            "Losses" means all losses, liabilities, obligations, amounts paid in settlement, costs and expenses, including court costs, and reasonable attorneys' fees and expenses, incurred in connection with any action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, injunction, judgment, order, decree, ruling.

            "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a limited liability company, or a governmental entity (or any department, agency, or political subdivision thereof).

            "Purchase Price" shall mean the sum of (i) any amounts paid by Buyer under Sections II.2 and II.4 and (ii) the amount of the adjustment, if any, to the Cash Purchase Price (as hereinafter defined) pursuant to Section II.3.

            "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Seller's Schedule" has the meaning set forth in Article III below.

            "Subsidiary" means Hygienetics Environmental Services, Inc., a California corporation, all of the issued and outstanding shares of capital stock of which are owned by the Company.

            "Subsidiary Merger" means the merger of the Subsidiary with and into the Company.

            "Tax" and "Taxes" means all taxes, charges, fees, levies or other assessments imposed by any federal, state, local or foreign taxing authority, whether disputed or not, including without limitation, income, profits, gross receipts, capital, estimated, excise, occupational, custom, duty, ad valorem, value-added, stamp, property, sales, transfer, withholding, real estate, use, employment, payroll, alternative or add-on minimum, environmental (including Taxes under Section 59A of Code) and franchise taxes and such terms shall include any interest, penalties or additions attributable to or imposed on or with respect to such assessments and any expenses incurred in connection with the settlement of any tax liability.

            "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                                   ARTICLE II

                                PURCHASE AND SALE

      II.1 Purchase and Sale.

      (a) General. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from Seller and Seller agrees to sell, transfer, convey, assign and deliver to the Buyer, all of the Acquired Assets at the Closing for the consideration specified below in Section II.2.

      (b) Assumption of Liabilities. On and subject to the terms and conditions of this Agreement, the Buyer agrees to assume and become responsible for the Assumed Liabilities at the Closing.

      II.2 Cash Purchase Price.

      (a) Subject to adjustment as set forth in Section II.3, at the Closing (as defined in Section II.6), as consideration for the purchase of the Acquired Assets, Buyer agrees to pay in aggregate:

            (i) Fifty-One Million Nine Hundred Twenty-Three Thousand Dollars ($51,923,000), plus or minus, respectively;

            (ii) the amount equal to one hundred seven and one-half percent (107.5%) of the amount by which the Estimated Closing Date Net Assets (as defined in Section II.3) as determined in accordance with Section II.3 below exceeds or fails to equal Ten Million Two Hundred Thousand Dollars ($10,200,000). The above consideration, in the aggregate, is hereinafter referred to from time to time as the "Cash Purchase Price."

      (b) The Cash Purchase Price shall be paid on the Closing Date by wire transfer in immediately available funds to the account designated by the Seller in a written notice delivered to Buyer at least 5 Business Days (as defined in Section II.3) prior to the Closing Date (as defined in Section II.6);

      (c) (i) If the Company shall be awarded the Software Engineering and Technical Support ("SWEATS") contract at Fort Huachuca upon the terms of the bid proposal submitted by the Company in effect as of November 25, 1997, or awarded the SWEATS contract based on such bid as amended after the date of this Agreement with the prior written consent of Buyer, in addition to the Cash Purchase Price, Buyer shall pay to the Seller as additional consideration for the Acquired Assets in aggregate an amount (the "SWEATS Payment") equal to (i) $3,762,500, if the SWEATS contract is awarded to the Company as a "prime" contractor, or (ii) $1,612,500, if the SWEATS contract is awarded to the Company as a subcontractor. The SWEATS Payment shall be paid by Buyer within 30 days following the later of (x) the Business Day following the expiration of the period to protest the SWEATS contract award and (y) the date of final resolution of any bid protest raised in respect of the award of the SWEATS contract. No payment shall be due from Buyer if any such bid protest is upheld.

      (d) The parties to this Agreement agree to allocate the Purchase Price in accordance with the rules under Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The parties recognize that the Purchase Price does not include Buyer's acquisition expenses and that Buyer will allocate such expenses appropriately. The Seller and Buyer agree to act in accordance with such allocations (including any modifications thereto reflecting any post-closing adjustment of the Purchase Price pursuant to Sections II.3 and II.4, as applicable) in any relevant Tax returns or filings, including any forms or reports required to be filed pursuant to Section 1060 of the Code, the Treasury Regulations promulgated thereunder or any provisions of local, state and Commonwealth law ("1060 Forms"), and to cooperate in the preparation of any 1060 Forms and to file such 1060 Forms in the manner required by applicable law.

      II.3 Adjustment of Cash Purchase Price.

      (a) Preparation of Estimated Closing Statement of Net Assets. At least five Business Days prior to the Closing Date, the Seller shall cause to be delivered to Buyer a statement of estimated Acquired Assets and Assumed Liabilities (the "Estimated Closing Statement of Net Assets") as of the date three Business Days prior to the Closing Date. The Estimated Closing Statement of Net Assets shall be prepared in the same manner and in accordance with the procedures that the Closing Statement of Net Assets is to be prepared pursuant to Section II.3(c), except that it shall be unaudited. The term "Estimated Closing Date Net Assets" shall mean the book value of the Acquired Assets set forth on the Estimated Closing Statement of Net Assets in excess of the amount of the Assumed Liabilities set forth on the Estimated Closing Statement of Net Assets, determined in accordance with the procedures set forth in Section II.3(c). For the purposes of this Agreement, "Business Day" means any day that is not a Saturday, Sunday or day in which banks in New York, New York or San Francisco, California are authorized or obligated by law or governmental action to close.

      (b) Calculation of Adjustment. The Cash Purchase Price shall be (i) increased by one hundred seven and one-half percent (107.5%) of the amount that the Closing Date Net Assets (as hereinafter defined) is greater than the Estimated Closing Date Net Assets; or (ii) decreased by one hundred seven and one-half percent (107.5%) of the amount that the Closing Date Net Assets is less than the Estimated Closing Date Net Assets. The term "Closing Date Net Assets" as used herein shall mean the book value of the Acquired Assets set forth on the Final Closing Statement of Net Assets (as hereinafter defined) in excess of the amount of the Assumed Liabilities set forth on the Final Closing Statement of Net Assets, determined in accordance with the procedures set forth in Section II.3(c). The amount of any decrease or increase to the Cash Purchase Price pursuant to this Section II.3(b) plus interest from the Closing Date at the Prime Rate (as hereinafter defined) shall be paid by the Seller or Buyer, as the case may be, by wire transfer in immediately available funds within five (5) Business Days after the Final Closing Statement of Net Assets agreed to on behalf of the Seller and Buyer or is determined by the Neutral Auditor (as hereinafter defined). For purposes of this Agreement, "Prime Rate" means the rate of interest announced from time to time by Bank of America as its prime rate of interest.

      (c) Preparation of Closing Statement of Net Assets. As soon as practicable, and in any event within thirty (30) days after the Closing Date, the Buyer shall cause to be prepared a statement of net assets for the Business consisting of the Acquired Assets and the Assumed Liabilities, as of the close of business on the date three (3) Business Days prior to the Closing Date determined on a pro forma basis as if the parties to the Ilex Agreement had not consummated the transactions contemplated thereby on such date (the "Closing Statement of Net Assets"). The Closing Statement of Net Assets will be prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a basis consistent with the September Balance Sheet through full application of the policies and procedures used in preparing the September Balance Sheet and with changes in contract estimates at completion ("EAC's") and estimates to complete ("ETC's") determined on a basis consistent with the method used for the determination of the September Balance Sheet, and will, at the option of the Buyer, be audited by an independent public accounting firm selected by Buyer (the "Auditor"). The Closing Statement of the Net Assets shall be accompanied by an Auditor's report based upon the audit of the Audited Closing Statement of Net Assets stating that such statement presents fairly, in all material respects, the Acquired Assets and Assumed Liabilities presented on such statement as provided for in this Agreement at the third Business Day prior to the Closing Date in conformity with GAAP consistently applied with the September Balance Sheet, except as modified by any modification which is mutually agreed upon by the parties hereto. Buyer shall provide the Auditor access to the Books and Records as may reasonably be required for the preparation of the Closing Statement of Net Assets. Buyer shall be responsible for the costs and expenses of the Auditor in preparing the Closing Statement of Net Assets.

      II.4 Post-Closing Payment.

      (a) As additional consideration for the Acquired Assets ("Additional Consideration"), Buyer shall make the payments or deliveries to the Seller required pursuant to this Section II.4. With respect to each of fiscal years of the Acquired Company ending December 31, 1998, 1999 and 2000, respectively. Buyer shall pay to the Seller in aggregate for any such fiscal year an amount in cash (subject to Section II.4(c)) equal to the product of (i) $3,000,000 for 1998, $3,300,000 for 1999 and $3,630,000 for 2000 and (ii) a percentage (the
"Percentage") calculated by dividing (x) EBIT (as defined below) for the Acquired Company for each in each of fiscal 1998, 1999 and 2000 by (y) $8,800,000 for 1998, $10,300,000 for 1999 and $12,300,000 for 2000, respectively provided that the maximum Percentage for any fiscal year shall be 120%.

No Additional Consideration will be due to the Seller under this Section II.4 in respect of any fiscal year if the Percentage for that fiscal year shall be less than 60%. "EBIT" means for any fiscal year operating income of the Acquired Company before interest and income taxes; provided that for purposes of calculating EBIT there shall be eliminated (i) the effect of any purchase accounting adjustments (including any increase in depreciation or amortization of tangible or intangible assets of the Business resulting from a write-up of the Acquired Assets for accounting purposes) in connection with the acquisition of the Company, (ii) all costs and expenses paid in connection with financing and refinancing the purchase of the Company, (iii) all operating income, if any, attributable to the SWEATS contract, (iv) all gains (or losses) from extraordinary items and investments, (v) the cumulative effect of changes in accounting principles and (vi) the effect (whether revenue or expense) as a result of any allocation by Buyer of any Buyer-incurred general and administration expenses or management fees (but only to the extent such allocation of expenses or fees exceeds amounts which would be an expense of the operation of the Acquired Company on a stand-alone basis consistent with the Company's method of operation prior to February 10, 1998). In the event of the disposition or discontinuation of any of the Acquired Company's current businesses or operations or the addition of any business or operation to the Acquired Company, the target EBIT amount referred to above shall be adjusted appropriately (determined in good faith by the Buyer, in consultation with the Seller) to reflect such disposition, discontinuation or addition, for purposes of calculating the Percentage.

      (b) For each of the 1998, 1999 and 2000 fiscal years, Buyer shall, no later than 45 days following the availability of financial statements for such period, prepare and deliver to Seller a report (the "EBIT Report") reflecting in reasonable detail Buyer's calculation of EBIT for the applicable fiscal year (including any adjustments to Buyer's financial statements made in connection with such calculation), together with a copy of the financial statements from which such calculation is derived. EBIT will be calculated in accordance with GAAP applied on a basis consistent with the Financial Statements (as defined in Section II.6) and with changes to EAC's and ETC's determined on a basis consistent with the methods used in the Financial Statements.

      (c) Any payment of Additional Consideration with respect to any fiscal year shall be payable to the Seller within 30 days after the date on which the calculation of EBIT for such fiscal year shall have been finally determined pursuant to this Section II.4 and Section II.5; provided that no such payment of Additional Consideration (except portions thereof as to which Early Cash Payment Elections (as defined in Section II.4(e)) have been received by Buyer in accordance with Section II.4(e)) with respect to any fiscal year shall be payable by Buyer pursuant to this Section II.4 prior to the earlier of (i) the date 60 days following the completion of the initial sale to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or Form S-8 or any similar or successor form) (the "Initial Public Offering") filed under the Securities Act of 1933, as amended (the "Securities Act"), of shares of the Class A Common Stock, par value $.0l per share of L-3 Communications Holdings Inc. ("Holdings") (or such other class of common stock of Holdings issued to the holders of such Class A Common Stock in connection with a reclassification thereof) ("Class A Common Stock") and (ii) September 30, 2001. Seller shall not be permitted to elect to receive shares in lieu of Additional Consideration for any fiscal year in an amount less than $250,000 unless the Seller is electing to receive shares for all of such Additional Consideration for such fiscal year. Each cash payment pursuant to this Section
II.4 shall be made by wire transfer of immediately available funds to the account designated by the Seller in a written notice to Buyer given at least 5 Business Days prior to the date of payment.

      (d) Prior to the date of any payment of Additional Consideration pursuant to Section II.4(b) (other than payments pursuant to Early Cash Payment Elections), Buyer shall offer the Seller the opportunity to elect to receive, in lieu of such payment, any Additional Consideration in the form of shares of Freely Tradable (as defined below) Class A Common Stock. Such offer of such shares shall be made in a transaction meeting the requirements of the Securities Act (and any applicable state securities laws). The number of shares of Class A Common Stock to be delivered if the Seller elects to receive such shares pursuant to such offer shall be determined by dividing (i) the amount of such payment of Additional Consideration by (ii) $20 to the extent such Additional Consideration relates to fiscal 1998, $22 to the extent such Additional Consideration relates to fiscal 1999 and $24.20 to the extent such Additional Consideration relates to fiscal 2000. In the event of any change in the outstanding Class A Common Stock by reason of stock split, stock combination, reclassification or similar event, the number of shares to be delivered pursuant to the preceding sentence shall be adjusted appropriately (e.g., if the outstanding shares of Class A Common Stock are split on a two-for-one basis, the $20, $22 and $24.20 amounts referred to in clause (ii) would be adjusted to be $10, $11 and $12.10, respectively). In the event that the Initial Public Offering is not completed by August 1, 2001, no offer to elect to receive shares of Class A Common Stock shall be made pursuant to this Section II.4(d). If the Seller elects to receive shares pursuant to this Section II.4(d) such shares will be delivered by registered mail to the address designated by the Seller in a written notice to Buyer given at least five (5) Business Days prior to the date of delivery. No fractional shares of Class A Common Stock will be issuable pursuant to this Section II.4. In lieu thereof, any person who would otherwise be entitled to a fractional share pursuant to the provisions hereof shall receive an amount in cash equal to the amount of Additional Consideration which would have been payable in cash with respect to such fraction. For purposes of this Section II.4, "Freely Tradable" shall mean Class A Common Stock which (a) may be sold (without legal restriction) to any member of the public, including a sale by or through a securities exchange and/or broker-dealer, without the necessity of (I) obtaining an opinion of counsel, obtaining permission or authorization of the United States Securities & Exchange Commission or any state securities administrator, (II) providing any advance notice to any such body or
(III) taking other action to remove any legend or legend condition applicable to such shares of Class A Common Stock that would delay the sale thereof and (b) is not subject to any material delay in attempting the sale thereof on a public securities exchange due to any attribute of the Class A Common Stock.

      (e) At any time and from time to time, the Seller shall have the right, by written notice (an "Early Cash Payment Election") to Buyer, to elect to require Buyer to pay to the Seller the cash amount of any Additional Consideration payable to the Seller pursuant to Section II.4(c), with the date of payment being determined pursuant to the first sentence of such Section without regard to the proviso thereto.

      (f) Upon a Change of Control (as hereinafter defined) that occurs prior to the earlier to occur of the dates referred to in clauses (i) and (ii) of the proviso to the first sentence of Section II.4(c), the Seller shall receive in connection with such Change of Control all Additional Consideration payable to the Seller pursuant to Section II.4(c) but not then paid by reason of the proviso contained in the first sentence of such Section prior to the date of such Change of Control the amount and kind of consideration the Seller would have received in respect of the shares of Class A Common Stock which the Seller would have been entitled to elect to receive pursuant to subsection (d) of this
Section II.4 if there had been an Initial Public Offering immediately prior to the date of the Change of Control. Such amount shall be payable at such time as the holders of Class A Common Stock receive consideration in connection with such Change of Control. In the event of a Change of Control, notwithstanding anything to the contrary contained herein, any Additional Consideration which becomes payable pursuant to Section II.4(c) following the date of such Change of Control shall be payable in cash.

      For purposes of this Section II.4(f), "Change of Control" shall mean (i) an acquisition by any person (other than stockholders of Holdings as of the Closing Date or any of their affiliates) of more than 50% of the combined voting power of the outstanding voting securities entitled to vote generally of Holdings or (ii) the sale of substantially all of the direct or indirect assets of Holdings to any person (other than stockholders of Holdings as of the Closing Date or any of their affiliates).

      (g) The rights of the Seller under this Section II.4 shall be assignable (in whole or in part) by Seller, subject to the following requirements: (i) any such assignment shall be made prior to the date six months following the Closing Date; (ii) if such assignment is to more than one person or entity, (1) any payment or delivery pursuant to this Section II.4 shall be pro rata, based on the relative percentage of Additional Consideration to which such person or entity is entitled hereunder, (2) the $250,000 limitation contained in Section II.4(c) shall apply to each such person or entity and (3) adequate provision shall be made in connection with such assignment so that one assignee in connection with any disputes concerning the calculation and determination of any amounts payable pursuant to this Section II shall be authorized to resolve any and all disputes with the Buyer on behalf of all assignees; and (iii) notwithstanding any such assignment, the right of offset against Seller referred to in the last sentence of Section VI.2(a) shall continue to apply notwithstanding such assignment (i.e., a claim against the Seller under Section
VI.2 may be satisfied by exercising such right of offset against amounts due to an assignee of Seller).

      II.5 Dispute Resolution.

      (a) Review of Closing Statement of Net Assets and EBIT Report. After receipt of the Closing Statement of Net Assets or the EBIT Report, Buyer or the Seller, as the case may be, shall have thirty (30) days to review it. Buyer or the Seller, as applicable, and their respective authorized representatives shall have full access to all Books and Records and employees of the Company and, with respect to the Closing Statement of Net Assets, the Auditor to the extent required to complete their review of the Closing Statement of Net Assets or the EBIT Report, as applicable, including Auditor work papers used in preparation or the Closing Statement of Net Assets. Unless the Buyer delivers written notice to the Seller, or the Seller delivers written notice to Buyer, on or prior to, the 30th day after receipt of the Closing Statement of Net Assets or the EBIT Report specifying in reasonable detail all disputed items and the basis therefor, the parties shall be deemed to have accepted and agreed to the Closing Statement of Net Assets or the EBIT Report. The parties shall, within thirty (30) days following the date of such notice (the "Resolution Period"), attempt to resolve their differences and any resolution by them as to any disputed amount shall be final, binding, conclusive and nonappealable for all purposes under this Agreement.

      (b) Resolution. If at the conclusion of the Resolution Period the parties have not reached an agreement on the objections, then all amounts remaining in dispute may, at the election of either party, be submitted to Price Waterhouse or another large international accounting firm not otherwise engaged by either party (the "Neutral Auditor"). Each party agrees to execute if requested by the Neutral Auditor, a reasonable engagement letter. All fees and expenses relating to the work, if any, to be performed by the Neutral Auditor shall be borne equally by the Seller and Buyer, unless the Neutral Auditor finds one party acted in bad faith in which case that party pays all such fees and expenses. Except as provided in the preceding sentence, all other costs and expenses incurred by the parties in connection with resolving any dispute hereunder before the Neutral Auditor shall be borne by the party incurring such cost and expense. The Neutral Auditor shall act as an arbitrator to determine, based solely on the presentations by the Seller and Buyer, and not by independent review, only those issues still in dispute. The Neutral Auditor's determination shall be made within thirty (30) days of its engagement (which engagement shall be made no later than five (5) business days after an election by either party to submit the objections to the Neutral Auditor) or as soon thereafter as possible, shall be set forth in a written statement delivered to the Seller and Buyer and shall be final, binding, conclusive and nonappealable for all purposes hereunder. The term "Final Closing Statement of Net Assets" shall mean the definitive Closing Statement of Net Assets agreed to in accordance with Section II.5(a) or the definitive Closing Statement of Net Assets resulting from the determination made by the Neutral Auditor in accordance with this Section II.5(b).

      II.6 Closing.

      (a) Subject to satisfaction or waiver of the conditions to closing set forth in Articles VII, VIII and IX, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the local close of business, or such other time as the parties may mutually agree (the "Effective Time") on February 26, 1998, at the offices of Pillsbury Madison & Sutro LLP, 235 Montgomery Street, San Francisco, California, or at such other date and place as the parties may mutually agree (the "Closing Date").

      (b) At the Closing (i) Seller will execute, acknowledge (if appropriate), and deliver to the Buyer (A) an assignment of lease(s), in reasonable customary form, (B) such other instruments of sale, transfer, conveyance, and assignment as the Buyer and its counsel may reasonably request; and (C) an Assignment of Non-Competition Agreements in the form attached hereto as Exhibit VIII.5 (the "Assignment of Non-Competition Agreements"); (ii) the Buyer will execute, acknowledge (if appropriate), and deliver to Seller such instruments of assumption as Seller and its counsel reasonably may request; (iii) the Buyer will deliver to Seller the consideration specified in sections II.2 and II.3 herein; and (iv) the Buyer and Seller will execute and deliver an Assignment of Escrow Agreement, in the form attached hereto as Exhibit VIII.2 (the "Assignment of Escrow").

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller represents and warrants to the Buyer as follows (except as specified to the contrary in the disclosure schedule prepared by Seller and attached hereto as Exhibit A (the "Seller's Schedule"). The Seller's Schedule is arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Article III):

      III.1 Due Organization of Seller; Authorization; Title to Acquired Assets. Seller is a trust duly organized and is validly existing and in good standing under the laws of the State of Connecticut. Seller has all requisite trust power and authority to execute, deliver and perform its obligations under this Agreement, the Assignment of Non-Competition Agreements and the Assignment of Escrow Agreement (collectively, the "Transaction Documents"), and consummate all the transactions in the manner contemplated by the Transaction Documents. This Agreement has been and, when delivered, the remainder of the Transaction Documents will have been, duly executed and delivered by Seller and duly authorized and approved by all necessary action on the part of Seller. This Agreement constitutes and, when delivered, the remainder of the Transaction Documents will constitute, the valid and binding obligations of Seller, enforceable against Seller in accordance with its or their terms, subject to bankruptcy and similar laws and equitable principles regarding the enforcement of contracts. As of the Closing Date, following Seller's acquisition of the Company pursuant to the Stock Purchase Agreement, the Company will be dissolved in accordance with applicable law and all of its assets and Liabilities will be distributed to Seller. Seller does not have and will not as of Closing Date have any Liabilities other than the Assumed Liabilities except as set forth in
Section III.1 of the Seller's Schedule. At the Closing, the Seller will hold the entire legal, equitable and beneficial title (in the case of assets owned by the Acquired Company) and interest in the assets of the Company and the Subsidiary and will transfer to Buyer good title to the Acquired Assets, free and clear of all liens, claims, encumbrances and restrictions of any kind or nature whatsoever ("Liens").

      III.2 Requisite Consents; Nonviolation. The execution, delivery and performance of this Agreement by Seller and, when delivered, the execution, delivery and performance of the remainder of the Transaction Documents by Seller do not on the date hereof and will not on the Closing Date (a) require the consent, approval or authorization of any governmental person or entity or other third party (except such approvals or filings as may be required to comply with applicable state securities and antitrust laws), (b) violate or conflict with the trust agreement under which Seller is organized, (c) constitute a default under, violate or conflict with, result in the acceleration of or give rise to any party the right to terminate, modify or cancel, or result in the loss of any rights, privileges, options or alternatives under or result in the creation of any Liens on any assets of the Company or the Subsidiary under or require the consent of any other party to any material contract, note, lease, mortgage or other agreement or instrument to which the Seller or the Company or the Subsidiary is a party or by which the Seller or the Company or the Subsidiary is bound or to which any Seller, the Company or the Subsidiary or any of their respective properties is subject (except any Liens held by Seller's lender which Liens shall be released at or prior to Closing) or (d) violate or conflict with the charter documents of the Company or the Subsidiary or any material statute, ordinance, rule, regulation, order, judgment or degree of any court or governmental or regulatory agency or authority applicable to the Seller or the Company or the Subsidiary or by which any of their respective properties or assets may be bound.

      III.3 Due Organization of the Company and the Subsidiary.

      The Company and the Subsidiary (i) have been duly organized and are validly existing and in good standing as corporations under the laws of the State of California, (ii) except as set forth in Section III.3 of the Seller's Schedule, are duly qualified to do business in and are in good standing under the laws of every jurisdiction where each of them is required to be so qualified, except where the failure to be so qualified would not materially adversely affect their properties, assets, results of operations or financial condition and (iii) have all requisite corporate power and authority to own or lease and to operate their properties and carry on the Business.

      III.4 Acquired Assets. The Acquired Assets constitute all of the property and assets necessary to conduct the business of the Company and the Subsidiary as currently conducted and as conducted immediately prior to the Subsidiary Merger.

      III.5 Subsidiaries, etc. The Company does not, directly or indirectly, own or control any equity interest in any corporation, partnership, joint venture or other legal entity other than, prior to the Subsidiary Merger, its ownership of all of the outstanding capital stock of the Subsidiary.

      III.6 Financial Data. Buyer has been provided with (a) the unaudited consolidated balance sheet of the Company at September 30, 1997 (the "September Balance Sheet"), together with the related unaudited consolidated statements of income and shareholders equity for the nine-month period ended September 30, 1997, and (b) the audited consolidated balance sheets of the Company at December 31, 1996 and 1995, together with the related unaudited consolidated statements of income and shareholder equity and the notes thereto (the "Financial Statements"). The Financial Statement are in accordance with the Company's books and records, have been prepared in accordance with GAAP, consistently applied, and fairly present the financial position of the Company and the Subsidiary as of their respective dates and the results of the Company's and the Subsidiary's operations for the periods then ended.

      III.7 No Material Changes. Since September 30, 1997, there has not been
(a) any material adverse change (or any event specifically relating to the Company that would reasonably be expected to result in such a change) in the business, financial condition or results of operations of the Acquired Company, or any change that could materially delay or impair the ability of Seller to effect the Closing on materially and adversely affect the operation of the business of the Acquired Company after the Closing Date as the Company had been operated immediately prior to Seller's acquisition thereof pursuant to the Stock Purchase Agreement, (b) any damage, destruction or loss (whether or not covered by insurance) individually or in the aggregate in excess of $100,000; (c) any labor dispute or any labor union organizing activity, or any actual or threatened strike, work stoppage, slowdown or lockout, or any material change in its relationship with employees, customers, distributors or suppliers; (d) any sale, lease, transfer or other disposition of any asset of the Company or the Subsidiary having a fair material value in excess of $l00,000 or for proceeds in excess of $100,000; or (e) army discharge or satisfaction of any obligation or liability of the Company or the Subsidiary other than in the ordinary course of business in accordance with the terms of such obligation or liability.

      Since September 30, 1997, except in connection with the transactions contemplated hereby, neither the Company nor the Subsidiary has engaged in any of the following transactions, (i) issued or committed to issue any shares of common stock (except upon exercise of duly issued stock options which were outstanding as of such date) or other ownership interest of the Company or the Subsidiary, or any obligations, understanding or commitment regarding the issuance of capital stock or any option, right, warrant or other security exercisable or exchangeable for or convertible into capital stock of the Company or the Subsidiary, (ii) redeemed, purchased or otherwise acquired or committed to acquire any shares or other ownership interest of the Company or the Subsidiary, (iii) effected a split or reclassification of any shares of the Company or the Subsidiary or a recapitalization of the Company or the Subsidiary, (iv) made any change in the compensation of, or increased benefits available to, any officer, other employee, sales agent or representative of the Company or the Subsidiary under any bonus or pension plan or other contract or commitment, or paid or agreed or promised to pay, whether conditionally or otherwise, any bonus, incentive, retention or composition, or increased or agreed or promised to increase any retirement, welfare, fringe or severance benefits or vacation pay, to or in respect of any officer, other employee, sales agent or representative of the Company or the Subsidiary, other than, with respect to any employee other than officers, in the ordinary course of business and consistent with past practice, (v) incurred, assumed or guaranteed any obligation or liability, whether absolute, accrued, contingent or otherwise, or any indebtedness for borrowed money, except current liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of the business consistent with past practice,
(vi) mortgaged, pledged or subjected to any lien any property or assets, tangible or intangible of the Company or the Subsidiary, (vii) transferred or granted any rights under, or entered into any settlement regarding the breach or infringement of, any Intellectual Property, or modified any existing rights with respect thereto, (viii) received any notice of termination or of default or breach of any material contract, lease or other agreement, (ix) made any capital expenditures, or commitments to make any capital expenditure in excess of $250,000 in the aggregate (x) entered into any transaction, contract or commitment with any affiliate of the Company or (xi) entered into any transaction, contract or commitment other than in the ordinary course of business.

      III.8 Undisclosed Liabilities. The Acquired Company has no debts, claims, liabilities or obligations (whether absolute, contingent or otherwise) which are material to the Acquired Company, except for (a) those reflected, reserved against or otherwise disclosed in the September Balance Sheet or the notes thereto and not heretofore paid or discharged or (b) those incurred in, or as a result of, the ordinary course of business of the Company and the Subsidiary since the date of the September Balance Sheet to the extent reflected in the Closing Statement of Net Assets.

      III.9 Governmental Authorizations; Compliance with Law.

      (a) The Acquired Company has all material governmental licenses, permits, approvals and other governmental authorizations necessary to permit the operation of the business of the Company as presently conducted and is in compliance in all material respects with such governmental licenses, permits, approvals and other governmental authorizations. Section III.9 of the Seller's Schedule sets forth a complete and accurate list of all such governmental licenses, permits, approvals and other governmental authorizations.

      (b) The Acquired Company is in compliance in all material respects with all laws, statutes, ordinances, rules, regulations, orders, judgements or degrees applicable to it and its business and none of Seller, the Company or the Subsidiary has received any notice that any violation or potential violation or any action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced against the Company or the Subsidiary alleging failure to comply.

      III.10 Litigation. There is no pending or, to the Knowledge of the Seller, threatened action, suit, arbitration proceeding or investigation in any court or before any governmental commission or agency against the Company or the Subsidiary seeking unspecified damages, damages in excess of $50,000, or injunctive or other equitable relief. There is no order, judgment or decree of any court or governmental authority or agency which specifically applies to the Company or the Subsidiary except as listed in Section III.10 of the Seller's Schedule.

      III.11 Employee Benefit Plans.

      (a) Section III.11 of the Seller's Schedule contains a true and complete list of each "employee benefit plan" (within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including, without limitation, multi-employer plans within the meaning of ERISA section 3(37)), stock purchase, stock option, severance, employment, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transaction contemplated by this Agreement or otherwise), whether formal or informal, oral or written, legally binding or not, under which any employee or former employee of the Company or its Subsidiary has any present or future right to benefits or under which the Company or its Subsidiary has any present or future liability. All such plans, agreements, programs, policies and arrangements shall be collectively referred to as the "Company Plans".

      (b) With respect to each Company Plan, the Seller has delivered to the Buyer a current, accurate and complete copy (or, to the extent no such copy exists, an accurate summary thereof) and, to the extent applicable; (i) any related trust agreement or other funding instrument; (ii) the most recent determination letter, if applicable; (iii) any summary plan description and other written communications (or a description of any oral communications) by the Company or its Subsidiary to their employees concerning the extent of the benefits provided under a Company Plan; and (iv) for the three most recent years
(A) the Form 5500 and attached schedules, (B) audited financial statements, (C) actuarial valuation reports and (D) attorney's response to an auditor's request for information.

      (c) (i) Each Company Plan has been established and administered in accordance with its terms, and in compliance with the applicable provisions of ERISA, the Code and other applicable laws, rules and regulations; (ii) each Company Plan which is intended to be qualified within the meaning of Code section 401(a) is so qualified and has received a favorable determination letter as to its qualification, and nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification; (iii) no event has occurred and no condition exists that would subject the Company or its Subsidiary, either directly or by reason of their affiliation with any member of their "Controlled Group" (defined as any organization which is a member of a controlled group of organizations within the meaning of Code sections 414(b), (c), (m) or (o)), to any tax, fine, lien, penalty or other liability imposed by ERISA, the Code or other applicable laws, rules and regulations; (iv) for each Company Plan with respect to which a Form 5500 has been filed, no material change has occurred with respect to the matters covered by the most recent Form since the date thereof; (v) no "reportable event" (as such term is defined in ERISA section
4043), "prohibited transaction" (as such term is defined in ERISA section 406 and Code section 4975) or "accumulated funding deficiency" (as such term is defined in ERISA section 302 and Code section 412 (whether or not waived)) has occurred with respect to any Company Plan; and (vi) no Company Plan provides retiree welfare benefits and neither the Company nor its Subsidiary have any obligations to provide any retiree welfare benefits.

      (d) None of the Company Plans is subject to Title IV of ERISA and none of the Company Plans is a multi-employer Plan (within the meaning of Section 400l(a)(3) of ERISA).

      (e) With respect to any Company Plan, (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or threatened, (ii) to the Knowledge of Seller, no facts or circumstances exist that could give rise to any such actions, suits or claims, and (iii) no written or oral communication has been received from the PBGC in respect of any Company Plan subject to Title IV of ERISA concerning the funded status of any such plan or any transfer of assets and liabilities from any such plan in connection with the transactions contemplated herein.

      (f) No Company Plan exists that could result in the payment to any present or former employee of the Company or its Subsidiary of any money or other property or accelerate or provide any other rights or benefits to any present or former employee of the Company or its Subsidiary as a result of the transaction contemplated by this Agreement, whether or not such payment would constitute a parachute payment within the meaning of Code section 280G.

      III.12 Intellectual Property. Each of the Company and the Subsidiary owns or has the right to use all Intellectual Property necessary to conduct their businesses substantially as such businesses are currently conducted. All of the material Intellectual Property owned by the Company and the Subsidiary that has been issued or registered by or filed with any Governmental Authority (as defined in Section III.25(b)) and all material license agreements in which the Company or the Subsidiary is the licensee of Intellectual Property or by which the Company or the Subsidiary permits any person to use the Intellectual Property owned by it are listed in Section III.12(a) of the Seller's Schedule. As of the date hereof and at the Closing, all Intellectual Property licenses are and will be in full force and effect in accordance with their terms, and are and will be free and clear of any Liens. Except as set forth in Section III.12(b) of the Seller's Schedule, (i) all of the Intellectual Property owned or used by the Company or the Subsidiary is valid, subsisting and unexpired, has not been abandoned, and is not the subject of any Lien; (ii) no judgment, decree, injunction, rule or order has been rendered by any court, tribunal or other government entity which would limit, cancel or question the validity of, or the Company or the Subsidiary's rights in and to, any Intellectual Property; (iii) the Company has taken adequate steps to protect, maintain and safeguard its Intellectual Property and its rights therein including any Intellectual Property for which improper or unauthorized disclosure would impair its value or validity, and has executed appropriate agreements (including nondisclosure agreements and employee assignments) and made appropriate filings and registrations in connection with the foregoing, (iv) there is no claim or demand pertaining to, or any proceeding which is pending, or to the Knowledge of the Seller, threatened that challenges the rights of the Company or the Subsidiary to or the validity of any of its Intellectual Property or claims that a default exists under license by the Company or the Subsidiary of Intellectual Property and (v) to the Knowledge of Seller, none of the Company's or the Subsidiary's Intellectual Property is being infringed or otherwise impaired by third parties.

      "Intellectual Property" means all intellectual property, including without limitation all (i) inventions, discoveries, processes, formulae, designs, methods, techniques, procedures, concepts, developments, technology, new and useful improvements thereof and know-how relating thereto, whether or not patented or eligible for patent protection; copyrights and copyrightable works, including computer applications, programs, software, databases and related items; trademarks, service marks, trade names, brand names, corporate names, logos and trade dress, the goodwill of any business symbolized thereby, and all common-law rights relating thereto; trade secrets and other confidential information; (ii) registrations, applications, recordings, and licenses or other similar agreements related to the foregoing; (iii) rights to sue at law or in equity for any infringement or other impairment of the foregoing occurring prior to the Closing Date, including the right to receive all damages and proceeds therefrom; and (iv) rights to obtain reissues, re-examinations, continuations, continuations-in-part, divisions, extensions, renewals or other legal protections pertaining to the foregoing.

      III.13 Real and Personal Property. (a) Section III.13 of the Seller's Schedule contains a list of all real and personal property owned or leased by the Company and the Subsidiary as of the date hereof having, in the case of leased property, an annual lease obligation in excess of $10,000 or, in the case of owned property, a fair market value in excess of $100,000. The Company has good, valid and marketable title to such owned property. Each lease covering leased real property is a legal, valid and binding agreement enforceable in accordance with its terms and there is not under any of such leases any existing default on the part of the Company or the Subsidiary or, to the Knowledge of Seller, any other party thereto nor any facts that would, with the passage of time or notice, or both, constitute such a default.

      (b) All material property and assets owned or utilized by the Company and the Subsidiary are in good standing condition and repair (except for ordinary wear and tear), free from any material defects (except such minor defects as do not materially interfere with the use thereof in the conduct of normal operations), have been maintained consistent with standards generally followed in the industry and are sufficient to carry on the business of the Company and the Subsidiary as presently conducted. All buildings, plants and other structures utilized by the Company and the Subsidiary are in good condition and repair (except for ordinary wear and tear).

      (c) The Company and the Subsidiary enjoy peaceful and quiet possession of the real property owned or leased by the Company and the Subsidiary. Buyer has been provided with a true and complete copy of each lease and all amendments thereto pertaining to any leased real property. The rental set forth in each lease is the actual rental being paid, and there are not separate agreements or understandings with respect to the same. Except as listed in Section III.13(c) of the Seller's Schedule, neither the execution of this Agreement nor the consummation of the transactions contemplated hereby shall cause a default under any lease or require prior written consent of any landlord under any lease.

      III.14 Insurance. Section 111.14 of the Seller's Schedule lists all material insurance policies in force with respect to the Company, the Subsidiary and their respective employees and directors. Such policies are in full force and effect and all premiums due thereon have been paid or accrued. No notice of cancellations, terminations or reductions of coverage, and no notice of intention to cancel, terminate or reduce coverage, has been received by the Company or the Subsidiary.

      III.15 Tax Matters.

      (a) Tax Returns Filed and Taxes Paid. All Tax Returns required to be filed by the Company have been duly filed on a timely basis and all Taxes shown to be payable on the Tax Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis or are being disputed in good faith by the Company. All Tax Returns filed by the Company are true and correct in all material respects.

      (b) Tax Reserves. The Company's liability for unpaid Taxes for all periods ending before the date of this Agreement has been reserved or accrued for in the Financial Statements (other than reserves or accruals for deferred income Taxes established to reflect differences between book basis and Tax basis of assets and liabilities), applicable to all periods ending on or before the Closing Date in conformity with GAAP. The Company's liability for unpaid Taxes for all periods ending on or before the Closing Date will be reserved for or accrued for in the Closing Statement of Net Assets in conformity with GAAP (other than reserves or accruals for deferred income Taxes established to reflect differences between book basis and Tax basis of assets and liabilities).

      (c) Tax Returns Furnished. For all periods ending on and after December 31, 1992, Buyer has been provided access to true and complete copies of (i) relevant portions of income tax audit reports, statements of deficiencies, closing or other agreements received by the Company or Seller or on behalf of the Company or Seller relating to Taxes, and (ii) all pro-forma separate federal and state income or franchise tax returns for the Company and Seller.

      (d) Tax Deficiencies; Audits; Statutes of Limitations. No deficiencies have been asserted with respect to Taxes of the Company. The Company is not a party to any action or proceeding for assessment or collection of Taxes, nor has such event been asserted or threatened against the Company or any of its assets. No waiver or extension of any statute of limitations is in effect with respect to Taxes or Tax Returns of the Company. Except as set forth in Section III.15 of the Seller's Schedule, the Tax Returns of the Company have not in the past four
(4) years been audited by a government or taxing authority, nor is any such audit in process, pending or threatened. There is no material agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes and no power of attorney with respect to any material Taxes of the Company has been executed or filed with any Governmental Authority, and, no power of attorney granted by or with respect to the Company relating to any material Taxes claimed to be due from the Company is currently in force. The Company has not executed or entered into a Closing agreement pursuant to section 7121 of the Code or any predecessor provisions thereof (or similar provision for purposes of state, local or foreign income taxes).

      (e) Tax Elections and Special Tax Status. The Company is not a party to any safe harbor lease within the meaning of Section 168(f)(8) of the Code, as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982. The Company is not a "consenting corporation" under Section 341(f) of the Code. The Company has not entered into any compensatory agreements with respect to the performance of services which payment thereunder would result in a nondeductible expense to the Company pursuant to Section 280G of the Code or any excise tax to the recipient of such payment pursuant to Section 4999 of the Code.

      (f) Tax Liens. There are no unpaid Taxes with respect to any period, or a portion thereof, ending on or before the Closing Date which are or could become a lien on the Acquired Assets, except for current Taxes not yet due and payable or reserved for in the Financial Statements.

      (g) Tax Sharing or Other Agreements. The Company is not a party to or bound by (nor will it become a party to or bound by on or prior to the Closing
Date) any Tax indemnity, Tax sharing, Tax allocation or similar agreement (whether or not written).

      (h) Sales Taxes. The Company (i) has collected all material sales and use Taxes required to be collected, and has remitted, or will remit, such Taxes as required by all applicable statutes and regulations, and (ii) regarding all exempt transactions for all periods open under the applicable statute of limitations as of the Closing Date, has maintained all such records and supporting documents, in all material respects in substantial compliance with all applicable sales and use Tax statutes and regulations.

      (i) FIRPTA. The Company is not, and for the applicable period specified in section 897(c)(1)(A)(ii) of the Code, has not been, a United States real property holding corporation under section 897 of the Code.

      (j) Affiliated Group Liability. The Company (and any predecessor) (i) has not been a member of an affiliated group filing a consolidated federal income Tax Return and (ii) has no liability for the Taxes of any person under Treasury Regulation section 1.1502-6(a) (or any analogous or similar provision of state, local or foreign law or regulation), as a transferee or successor, by contract, or otherwise.

      III.16 Environmental Matters.

      (a) For purposes of this Agreement, the following definitions shall apply:

            (i) "Hazardous Materials" shall include any hazardous substance, pollutant, contaminant, flammable explosives, radioactive materials and hazardous, toxic or dangerous wastes and any other chemicals, materials or substances which are identified, defined or regulated pursuant to any Hazardous Materials Laws, or the release, discharge or exposure to which is prohibited, limited or regulated by any federal, state or local government under Hazardous

Materials Laws and any petroleum, waste oil and petroleum by-products, asbestos in any form, urea formaldehyde.

            (ii) "Hazardous Materials Laws" shall mean all applicable laws, statutes, ordinances, rules, regulations, orders, judgements, or decrees relating to the protection of the environment, to human health and safety, or to any emission, discharge, generation, processing, storage, holding, abatement exercise, release, threatened release, arrangement for the disposal or transportation of Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, as amended (42 U.S.C. Section 9601 et seq.); the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.); Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.); and any so called "Superfund" law.

            (iii) "Environmental Report" shall mean any report, study, assessment, audit, or other similar document that addresses any issue of actual or potential noncompliance with, or actual or potential liability under or cost arising out of, any Environmental Law that may in any way affect the Company or the Subsidiary; provided, however, that "Environmental Report" shall not include any such document prepared by Subsidiary in the ordinary course of business for any of its clients.

      (b) Each of the Company and the Subsidiary is and, to the Knowledge of Seller, has been in compliance in all material respects with applicable Hazardous Materials Laws and has all environmental permits required for the handling, use, storage and disposition of Hazardous Materials under Hazardous Materials Laws that are applicable to its operations as presently conducted.

      (c) Neither the Company nor the Subsidiary has received any notice from any Governmental Authority that the Company or the Subsidiary is in violation of, or may be subject to liability under, any of the terms or conditions of Hazardous Materials Laws or the Company's or the Subsidiary's material environmental permits for the handling, use, storage or disposition of Hazardous Materials under Hazardous Materials Laws.

      (d) Buyer has been provided with true and complete copies of all Environmental Reports in the possession or control of Seller, the Company, or the Subsidiary.

      III.17 Contracts. Section 111.17 of the Seller's Schedule contains a complete list of the material agreements, contracts, commitments, proposals, orders, licenses, leases and other instruments ("Contracts") of the Company and the Subsidiary which (i) is made with any officer, director or stockholder of the Company or the Subsidiary, or with any affiliate or relative of any such officer, director or stockholder, (ii) is a contract of employment, consulting, agency or other similar agreement or arrangement relating to or for the benefit of employees, sales representatives, distributors, dealers, agents, independent contractors or consultants, (iii) is made with any labor union, or other labor organization, (iv) is a loan or other credit agreement, indenture, mortgage, letter of credit, security agreement, pledge agreement, deed of trust, bond, note, guarantee or other agreement or instrument relating to the borrowing of money or extension of credit in excess of $25,000, (v) requires, individually, annual payments of more than $50,000 or aggregate payments over the life of the contract of more than $250,000, (vi) is for a remaining term of more than one year and is not cancelable as to all its provisions upon 90 days or less notice without payment of any material penalty, (vii) provides in whole or in part for the use of, or limiting the use of, Intellectual Property, (viii) is a joint venture, partnership and other similar contract involving a sharing of profits or expenses (including but not limited to joint research and development and joint marketing, contracts), (ix) is an asset purchase agreement or other acquisition or investment agreement, (x) is a contract or arrangement with respect to the representation of the Company or the Subsidiary in foreign countries, (xi) restricts or limits in any manner the operation of the business of the Company or the Subsidiary, or (xii) is material to the business of the Company or the Subsidiary and was entered into outside of the normal course of business.

      Buyer has been provided with true and complete copies of each Contract so listed. The Company, the Subsidiary and, to the Knowledge of Seller, each of the other parties to the Contracts set forth in Section III.17 of the Seller's Schedule have in all respects performed all material obligations required to be performed by them under such Contracts and, no event has occurred which, after notice or lapse of time or both would constitute a default or an event of default that would give any other party to any such Contract the right to terminate or otherwise fail to perform its obligations under the Contracts. Each Contract is the legal, valid and binding obligation of the Company, the Subsidiary and, to the Knowledge of the Seller, the other parties thereto enforceable in accordance with its terms against the parties thereto. No consent of any third party is required under any Contract as a result of or in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

      III.18 Inventory. All inventory of the Company and the Subsidiary consists of a quality and quantity consistent with good business practices net of any reserves reflected in (i) the case of inventory on the date hereof, the September Balance Sheet or (ii) the Closing Statement of Net Assets in the case of inventory on the Closing Date and are salable in the ordinary course consistent with past practice.

      III.19 Accounts Receivable. The accounts receivable of the Company and the Subsidiary reflected in the September Balance Sheet represent bona fide sales actually made in the ordinary course of business, and have been properly accrued in accordance with GAAP, net of any reserves reflected in the September Balance Sheet. To the Knowledge of Seller there are no facts or circumstances (other than general economic conditions) which would result in any material increase in the uncollectibility of the accounts receivable as a class in excess of the reserves therefor set forth in the September Balance Sheet.

      III.20 Condition of Plant and Equipment. To the Knowledge of Seller there are no material structural defects in the improvements to the real property owned or leased by the Company or the Subsidiary. To the Knowledge of the Seller, the equipment of the Company and the Subsidiary is in good operating condition and repair, ordinary wear and tear excepted.

      III.21 Customers and Suppliers. Section III.21 of the Seller's Schedule lists the ten largest customers of the Company and the ten largest suppliers of the Company for the most recent fiscal year. To the Knowledge of the Seller, since January 1, 1997, there has been no material adverse change in the business relationship of the Company with any customer or supplier named on Section III.21 of the Seller's Schedule.

      III.22 Bank Accounts. Section III.22 of the Seller's Schedule sets forth the names and locations of all banks, trust companies, brokerage firms or other financial institutions at which the Company maintains an account and the name of each person authorized to draw thereon or make withdrawals therefrom.

      III.23 Brokers, Finders, Etc. All negotiations relating to this Agreement, and the transactions contemplated hereby, have been carried on without the participation of any person or entity acting on behalf of the Seller in such a manner as to give rise to any valid claim against Buyer or the Company for any brokerage or finder's commission, fee or similar compensation, or for any bonus payable to any officer, director, employee, agent or sales representative of or consultant to Seller upon consummation of the transactions contemplated hereby.

      III.24 Employees. All sums payable to Employees (as defined in Section VI.1(a)) after the Closing Date with respect to pre-Closing pending items, which sums shall include, without limitation, salary, wages, overtime, bonuses, accrued and unused vacation time and any other payments due pursuant to any agreements between the Acquired Company and such Employees or as required by applicable law, shall be accrued as a liability on the Closing Statement of Net Assets.

      III.25 Government Contracts.

      (a) With respect to each and every Government Contract or bid to obtain a Government Contract to which the Company is a party and except as set forth in
Section III.25 of the Seller's Schedule: (i) the Company has fully complied with all material terms and conditions of such Government Contract or bid for a Government Contract as required as of the date hereof and as of the Closing Date; (ii) the Company has fully complied with all material requirements of statute, rule or regulation pertaining to such Government Contract or bid for a Government Contract; (iii) all representations and certifications executed with respect to such Government Contract were accurate in every material respect as of their effective date and the Company has fully complied with all such representations and certifications in every material respect; and (iv) no termination or default, cure notice or show cause notice has been issued or, to the Knowledge of the executive officers of Seller and the management of the Business, will be issued.

      (b) To the Knowledge of Seller, except as set forth in Section III.25(b) of the Sellers Schedule, (i) none of the Company's or the Subsidiary's respective employees, consultants or agents is (or during the last three years has been) under administrative, civil or criminal investigation, indictment or information by any foreign, domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing ("Governmental Authority"), (ii) there is not any pending audit or investigation of the Company, its officers, employees or representatives nor within the last three years has there been any audit or investigation of the Company, officers, employees or representatives resulting in a material adverse finding with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract or bid; and (iii) during the last three years, neither the Company nor the Subsidiary has made a voluntary disclosure to the U.S. Government or any non-U.S. government, with respect to any alleged irregularity, misstatement or omission arising under or relating to a Government Contract or bid. Except as set forth in Section III.25(b) Seller's Schedule, to the Knowledge of Seller neither the Company nor the Subsidiary has had any irregularities, misstatements or omissions arising under or relating to any Government Contract or bid that has led or is expected to lead, either before or after the Closing Date, to any of the consequences set forth in clause (i) or
(ii) of the immediately preceding sentence or any other material damage, penalty assessment, recoupment of payment or disallowance of cost.

      (c) Except as set forth in Section III.25(c) of the Seller's Schedule, there are (i) no outstanding claims against the Company or the Subsidiary, either by the U.S. Government or by any non-U.S. government or by any prime contractor, subcontractor, vendor or other third party, arising under or relating to any Government Contract or bid referred to in Section III.25(a) of the Seller's Schedule and (ii) no disputes between the Company or the Subsidiary and the U.S. Government or any non-U.S. Government under the Contract Disputes Act or any other Federal statute or between the Company or the Subsidiary and any prime contractor, subcontractor or vendor arising under or relating to any such Government Contract or bid. Except as set forth in Section III.25(c) of the Seller's Schedule, to the Knowledge of Seller, there are no facts that could reasonably be expected to result in a claim or a dispute under clause (i) or
(ii) of the immediately preceding sentence.

      (d) Except as set forth in Section III.25(d) of the Seller's Schedule, neither the Company or the Subsidiary nor any of their respective employees, consultants or agents is (or during the last three years has been) suspended or debarred from doing business with the U.S. Government or any non-U.S. government or is (or during such period was) the subject of a finding of non-responsibility or ineligibility for U.S. Government or non-U.S. government contracting. Except as set forth in Section III.25(d) of the Seller's Schedule, the Company and its affiliates conducted their operations in compliance with all requirements of all material laws pertaining to all Government Contracts and bids.

      (e) Except as set forth in Section III.25(e) of the Seller's Schedule, no statement, representation or warranty made by the Company in any Government Contract, any exhibit thereto or in any certificate, statement, list, schedule or other document submitted or furnished to the U.S. Government or any non-U.S. government in connection with any Government Contract or bid (i) contained on the date so furnished or submitted any untrue statement of a material fact, or failed to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading or (ii) contains on the date hereof any untrue statement of a material fact, or fails to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading, except in the case of both clauses (i) and (ii) any untrue statement or failure to state a material fact that would not result in any material liability to the Company or the Subsidiary as a result of such untrue statement or failure to state a material fact.

      III.26 Government Furnished Equipment. Section III.26 of the Seller's
Schedule incorporates the most recent schedule delivered to the U.S. Government or any non-U.S. Government which identifies by description or inventory number certain equipment and fixtures loaned, bailed or otherwise furnished to or held by the Company or the Subsidiary by or on behalf of the United States or any foreign country. To the Knowledge of Seller, such schedule was accurate and complete on its date and, if dated as of the Closing Date, would contain only those additions and omit only those deletions of equipment and fixtures that have occurred in the ordinary course of business, except for such inaccuracies that could not reasonably be expected to have a material adverse effect on the operations of the Company and the Subsidiary.

      III.27 Organizational Conflicts of Interest. Except as set forth in
Section III.27 of the Seller's Schedule, prior to the close of business on the date three Business Days prior to the Closing Date, to the Knowledge of the Seller each of the Company and the Subsidiary as part of its performance of the "IEW Contract" has, in the past four years, not had access to non-public information nor provided systems engineering, technical direction, consultation, technical evaluation, source selection services of services any type, nor prepared specifications or statements of work, nor engaged in any other conduct that would create in any current Government procurement an Organizational Conflict of Interest, as defined in Federal Acquisition Regulation 9.501, with the Company or, based on the Knowledge of the Seller of the business of L-3 as conducted on the date three Business Days prior to the Closing Date, with L-3 if the Company or the Subsidiary were to become an affiliate or division thereof.

      III.28 Affiliate Transactions. Except with respect to the Ilex Agreement and the agreements, arrangements, undertakings and transactions contemplated thereby, there are no agreements, arrangements, undertakings or other transactions between the Company or the Subsidiary and the Seller or any affiliate of the Seller.

      III.29 Disclosure in the Seller's Schedule. The disclosure in any Section of the Seller's Schedule to this Agreement of an exception to any representation and warranty shall constitute disclosure of such exception for all applicable representations and warranties under this Agreement.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer represents and warrants to Seller that the statements related to Buyer contained in this Article IV are correct and complete as of the as of the date hereof and will be correct and complete as of the Closing Date, except as specified to the contrary in the disclosure schedule prepared by Buyer and attached hereto as Exhibit B (the "Buyer's Schedule"). The Buyer's Schedule is arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Article IV.

      IV.1 Due Incorporation; Requisite Power and Authority. Buyer is a corporation duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and has all the requisite power and authority to execute and deliver the Transaction

Documents and to perform all transactions in the manner contemplated by the Transaction Documents. This Agreement has been and, when delivered, the remainder of the Transaction Documents will have been duly executed and delivered by Buyer and duly authorized and approved by all necessary corporate action on the part of Buyer. This Agreement constitutes and, when delivered, the remainder of the Transaction Documents will constitute the valid and binding obligations of Buyer, enforceable against Buyer in accordance with its or their terms, subject to bankruptcy and similar laws and equitable principles regarding the enforcement of contracts.

      IV.2 Requisite Consents; Nonviolation. The execution, delivery and performance of this Agreement by Buyer does not and the execution, delivery and performance of the remainder of the Transaction Documents by Buyer will not (a) violate or conflict with (i) the provisions of the Certificate of Incorporation or Bylaws of Buyer, (ii) any applicable law, rule or regulation, (iii) any resolution of the Board of Directors or the shareholders of Buyer, or (iv) order, writ, injunction or decree by which Buyer is bound; or (b) except as set forth in this Agreement, require the consent, license, permit, approval, authorization or other action by or with respect to, any governmental person or entity (except such approvals, permits or filings as may be required to comply with applicable state securities and antitrust laws).

      IV.3 Broker's Fees. Buyer has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

                                    ARTICLE V

                       CERTAIN TRANSACTIONS AND AGREEMENTS
                            PRIOR TO THE CLOSING DATE

      V.1 Confidentiality. The Company and Seller have provided Buyer information relating to the Company, the Subsidiary and Seller and have permitted Buyer to make an investigation of the Company, the Subsidiary and their business. To facilitate a smooth transition in ownership of the Company, prior to the Closing Date, Buyer, through its officers, employees, counsel, accountants and other authorized representatives, will continue to discuss the Company's business with Seller and the Company's and the Subsidiary's officers, employees, independent accountants, actuaries and other agents during the Company's normal business hours only in a manner that does not interfere with the Company's normal business or contravene any agreement to which the Company is bound.

      V.2 Business Organization.

      (a) Seller shall use its reasonable best efforts to cause each of the Company and the Subsidiary, through the Closing Date, (i) to operate its business only in the usual, regular and ordinary manner, on a basis consistent with past practice and to the extent consistent with such operation to preserve substantially intact its business organization, (ii) to keep available the services of the present officers and employees of the Company and the Subsidiary, and (iii) to preserve the present relationships of the Company and the Subsidiary with all entities or persons having significant business dealings with either of them.

      (b) Except as may be approved in writing by Buyer, (1) from the date hereof to and including the date four Business Days prior to the Closing Date, Seller shall use its reasonable best efforts to cause the Company and its affiliates not to, and (2) from the date three Business Days prior to the Closing Date to and including the Closing Date, Seller shall not and shall cause its affiliates not to (i) transfer, sell, encumber or otherwise convey any asset of the business of the Company and the Subsidiary other than the sale of inventory in the ordinary course, (ii) grant or agree to any bonuses to any employee of the Company or the Subsidiary, any general increase in the rate of salary or compensation of the employees of the Company or the Subsidiary, (iii) commit the Company or the Subsidiary to provide any additional pension, retirement or other employee benefits to any employee of the Company or the Subsidiary, or any increase of existing benefits for such employees, (iv) enter into any contract, agreement or commitment other than in the ordinary course of business which involves aggregate consideration of in excess of $100,000 and which is not cancelable without penalty within 30 days, (v) incur or increase any indebtedness for borrowed money or guarantee the debt of any other person (other than any incurrence or increase in the ordinary course of business and then only if the amount of such incurrence or increase (to the extent not repaid prior to the date three Business Days prior to the Closing Date) is reflected as a liability on the Estimated Closing Statement of Net Assets), (vi) submit any bid or proposal, or modify any existing bid or proposal, in excess of $2,000,000, (vii) make any capital expenditure, or commit to make any capital expenditure, in excess of $100,000 in the aggregate, (viii) take any act on inconsistent with the representations and warranties of Seller hereunder or that would cause any of the representations and warranties of Seller hereunder to become untrue in any material respect, (ix) except for conversion of the Company from its status as a subchapter S Corporation under the Code to a subchapter C Corporation under the Code, make or change any material tax election or settle or compromise any material federal, state, local or foreign income tax liability or file any amended Tax Returns, (x) increase the compensation or fringe benefits of any present or former director, officer or employee of the Company or its Subsidiary (except for the payment of bonuses and increases in salary or wages of employees (other than officers) in the ordinary course of business consistent with past practice), (xi) grant severance or termination pay to any present or former director, officer or employee of the Company or its Subsidiary, in excess of $100,000 in the aggregate, (xii) loan or advance any money or other property to any present or former director, officer or employee of the Company or its Subsidiary (except for travel and other similar advances in the ordinary course of business and consistent with past practice), (xiii) establish, adopt, enter into, amend or terminate any Company Plan or any plan, agreement, program, policy, trust, fund or other arrangement that would be a Company Plan if it were in existence as of the date of this Agreement, (xiv) following the fourth Business Day prior to the Closing Date, make, declare or set a record date with respect to any distribution of assets of the Company or the Subsidiary in respect of the capital stock of the Company (whether by dividend, redemption, share purchase or otherwise) other than a liquidation and dissolution of all of the assets of the Company or (xv) agree, whether or not in writing, to do any of the foregoing.

      V.3 Cooperation.

      (a) General. Each of the parties will use all reasonable efforts to take all action and to do all things reasonably necessary, proper or advisable in order to consummate and make effective the transaction contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions).

      (b) Filings and Consents. As soon as practicable, Buyer and Seller shall make, or cause to be made, any and all filings which are required under the Hart-Scott-Rodino Act, or any other required filings in any jurisdiction. The parties will furnish to each other such necessary information and assistance as each may reasonably request in connection with their preparation of necessary filings or submissions to any governmental agency, including, without limitation, any filings necessary under the provisions of the Hart-Scott-Rodino Act or any other required filings in any jurisdiction. Buyer shall pay the filing fee(s) associated with all Hart-Scott-Rodino Act filings.

      Seller shall use its reasonable efforts to obtain at the earliest practicable date all material required third party consents, identified in
Section V.3(b) of the Seller's Schedule, of all third parties to leases, licenses, agreements, indentures or other instruments necessary to the consummation of the transactions contemplated hereby, and Buyer shall cooperate with Seller in order to obtain such consents at the earliest practicable date by performing such actions and by providing Seller with such information, including, without limitation, publicly-available financial information relating to Buyer, all as Seller may reasonably request. Anything contained in this
Section V.3(b) to the contrary notwithstanding this Agreement shall not constitute an agreement to assign any claim, contract, license, lease, commitment, sales order or purchase order if an attempted assignment of the same without the consent of the other party thereto would constitute a breach thereof or in any way materially and adversely affect the rights of Seller thereunder.

      (c) Access. Prior to Closing, Seller will use its reasonable best efforts to cause the Company to permit representatives of Buyer to have reasonable access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company upon reasonable advance notice, to all premises, properties, personnel, books, records (including Tax records), contracts and documents of or pertaining to the Company.

      (d) Notice of Developments. Each party will give prompt written notice to the other of any material adverse development causing or constituting a breach of any of its own representations and warranties.

      V.4 Subsidiary Merger. Prior to the Closing, Seller shall consummate the Subsidiary Merger.

      V.5 No Seller Distributions. Until such time as the transactions pursuant to this Agreement have been consummated in accordance with the terms hereof, Seller shall not distribute nor transfer any of its assets now owned or hereafter acquired.

      V.6 Further Assurances. Each of the parties hereto agrees that it will, from time to time after the date of the Agreement, execute and deliver such other certificates, documents and instruments and take such other action as may be reasonably requested by the other party to carry out the actions amid transactions contemplated by this Agreement.

                                   ARTICLE VI

                   COVENANTS REGARDING POST CLOSING ACTIVITIES

      VI.1 Employee Matters.

      (a) Immediately following the Closing on the Closing Date, Buyer shall offer employment at will in a similar position to each employee of the Business who on the Closing Date is employed by the Acquired Company or on an approved leave of absence (the "Employees") at a rate of base compensation and salary equal to not less than one hundred percent (100%) of their base compensation and salary immediately prior to the Closing Date; provided, however, that nothing herein shall interfere with or otherwise impair any right of Buyer to terminate the employment of any employee at any time. Buyer shall assume the responsibility for all obligations and liabilities arising out of or in any way connected with its employment of the Employees or the termination thereof, including, without limitation, any and all claims for wrongful discharge, discrimination or other violations of law or for payment under any employee benefit plans for claims incurred after the Closing on the Closing Date. Buyer shall also offer to Employees participation in benefit programs in accordance with Buyer's employee benefit plans and other fringe benefits which programs shall be, at a minimum, substantially comparable, in the aggregate, to the Company Plans (excluding for these purposes any Company Plans providing equity awards or equity based awards) and shall be eligible to participate in said employee benefit plans and other fringe benefits of Buyer immediately and on the same basis as such plans and benefits are offered to new employees of Buyer; provided, however, that payment of any deductibles under the Company Plans by such Employees will be credited under Buyer's plans during 1998; provided, further, that Buyer may change, amend or terminate any such Company Plans at any time following the Closing Date. In addition, Buyer agrees that any preexisting condition clause in any of the Acquired Company's health or disability insurance coverage shall not be applicable to the Employees to the extent allowable.

      (b) Buyer shall assume and be responsible for all sums then due any Employee who accepts Buyer's offer of employment, which sums shall include, without limitation, salary, wages, overtime, bonuses, accrued and unused vacation time and any other payments due pursuant to any agreements between the Acquired Company and such Employee payable after the Closing Date or as required by applicable law. All Employees who accept Buyer's offer of employment shall receive credit for years of service with or as granted by the Acquired Company.

      (c) Any former employee of the Acquired Company (or their dependents) who becomes eligible for health continuation coverage under the Acquired Company's major medical plan by virtue of his or her failure to accept Buyer's offer of employment being tantamount to a qualifying event, for the entitlement to such coverage, shall have available health continuation coverage satisfying the requirements of Section 4870 B of the Code and Section 601 through 608 of ERISA after the Closing through health benefit plans maintained by Buyer or its affiliates.

      (d) Buyer covenants and agrees that it will assume and be responsible for any obligations after the Closing Date to Employees who are on workers' compensation or a similar leave of absence from the Acquired Company on the Closing Date to the extent such obligations are (i) pursuant to fully insured Company Plans, or (ii) fully accrued on the Closing Statement of Net Assets.

      VI.2 Seller's Indemnification.

      (a) Seller's Indemnification. Subject to the limitation of Section VI.2(c), Seller shall indemnify, defend and hold Buyer and its affiliates (and their respective officers, directors, employees and agents), harmless from any liability, damages, deficiency, loss, cost or expense (including but not limited to reasonable attorney's fees and any expenses of investigation in connection with any claim hereunder) actually incurred or paid by Buyer and its affiliates (or their respective officers, directors, employees and agents), arising out of or resulting from (i) the inaccuracy of any representation or the breach of any warranty made in this Agreement by Seller to Buyer; (ii) any failure of Seller to perform or comply with any of its covenants and agreements set forth in this Agreement; (iii) any Liability of the Seller or any of its affiliates or the Company or any of its affiliates other than Assumed Liabilities; or (iv) any Government Bid, Government Contract or Government Disclosure; provided, however, that Seller shall only indemnify Buyer and its affiliates for the first $10,000,000 of claims related to any Government Bid, Government Contract or Government Disclosure. Notwithstanding anything to the contrary contained herein, the Buyer shall be permitted to offset any amounts which would otherwise become payable to the Seller under Section 11.4 against amounts owing by the Seller under this Section VI.2(iv); provided that such right of offset shall only be exercisable with respect to Additional Consideration if notice of the exercise of such right is delivered to the Seller by the Buyer prior to the date on which the calculation of EBIT with respect to such Additional Consideration shall have been finally determined and agreed to pursuant to Section II.5.

      (b) Tax Indemnification. Seller shall indemnify and hold harmless the Buyer and its affiliates (and their respective officers, directors, employees and agents) from and against any and all Taxes for or in respect of each of the following (excluding, in all cases, Taxes included within the definition of Assumed Liabilities):

            (i) any and all Taxes with respect to any taxable period or a portion thereof, of the Company (or any predecessor) ending on or before the close of business on the date three Business Day's prior to the Closing Date;

            (ii) with respect to any and all Taxes of any member of a consolidated, combined or unitary group of which the Company (or any predecessor) is or was a member on or prior to the close of business on the date three Business Days prior to the Closing Date by reason of the liability of the Company pursuant to Treasury Regulation Section 1.1502-6(a) (or any analogous or similar state, local or foreign law or regulation), as a transferee or successor, by contract, or otherwise;

            (iii) any Taxes arising out of a breach of the representations and warranties contained in Section III.15; and

            (iv) any payments required to be made after the Closing Date under any Tax sharing, Tax indemnity, Tax allocation or similar contracts (whether or not written), to which the Company or any predecessor was obligated, or was a party, on or prior to the close of business on the date three Business Days prior to the Closing Date.

      (c) Notification; Control of Proceedings. Buyer shall promptly give to the Seller written notice if it becomes aware of any liability, loss, damage, claim, cost and expense with respect to which indemnity may be asserted; provided that the failure to give prompt notice will not release the Seller from liability hereunder, except to the extent they are actually prejudiced thereby. If any claim is made by a third person or an action or proceeding commenced for which Buyer shall seek indemnity from Seller, Buyer shall give to the Seller reasonable written notice of the claim and request Seller to defend the same. Seller shall have the right to defend against such liability at their expense, and shall give written notice to Buyer of the commencement of such defense with reasonable promptness after the giving of the written notice of the claim by Buyer. Buyer shall be entitled to participate with Seller in such defense, but shall not be entitled in any way to release, waive, settle, modify or pay such claim without the written consent of the Seller, if Seller have assumed such defense. In the event Seller does not assume the defense of the matter as provided above, or does not notify Buyer of its election to defend such a matter within 30 days, Buyer shall have the full right to defend against such liability in such manner as it may deem appropriate. In the event Seller shall assume the defense, Buyer shall cooperate in the defense of such action, and the records of each shall be available to the other with respect to such defense, provided, however, that the Seller shall not, in the defense of any such action, consent to the entry of any judgment or enter into any settlement where such entry of judgment or settlement does not include a provision releasing the Buyer from all liability with respect to such action or that provides for a remedy other than the payment of money damages, except with the written consent of Buyer, such consent not to be unreasonably withheld or delayed.

      (d) Limitation on Indemnification. Notwithstanding the provisions of Sections VI.2(a) (except with respect to (A) clauses (ii), (iii) and (iv) of
Section VI.2(a) and (B) Taxes as provided under Section VI.2(b)), (i) Seller shall not be liable to Buyer on account of any breach of any warranty or representation by Seller in this Agreement until the aggregate amount of all claims against Seller for which indemnification would have been available hereunder but for the application of the limitation set forth in this clause (i) for all breaches exceeds one percent (1%) of the Cash Purchase Price and then only for the amount by which such aggregate cumulative liability is in excess of one percent (1%) of the Cash Purchase Price; and (ii) in no event shall Seller's obligations to Buyer under Section VI.2(a)(i) exceed, in the aggregate, $5,000,000.

      (e) Survival. The indemnification obligations of Seller under this Section
VI.2 (except with respect to indemnification pursuant to Section VI.2(a)(ii), (iii) and (iv)) shall terminate on June 30, 1999 as to any claim not asserted prior to such date, except that the indemnification obligations of Seller for
(x) a breach of Sections III.1, III.2, III.3, III.5 and III.15 and (y) for Taxes under Section VI.2(b) shall not terminate until the expiration of the sixty-day period after the expiration of the applicable statute of limitations as to any claim not asserted prior to such date and that the indemnification obligations of Seller for a breach of Sections III.4, III.11 and III.16 shall terminate three (3) years after the date hereof as to any claim not asserted prior to such date. The indemnification obligations of Seller (I) under Section VI.2(a)(ii) shall terminate ten (10) years after the date hereof and (II) under Section VI.2(a)(iv) shall terminate on June 30, 2000, in each case as to any claim not asserted prior to such date.

      (f) Indemnification Provisions for Benefit of Seller.

            (i) In the event Buyer breaches (or in the event any third party alleges facts that, if true, would mean Buyer has breached) any of its representations, warranties, and covenants contained in this Agreement or in any of the Transaction Documents, then the Buyer agrees to indemnify Seller and its affiliates (and their respective officers, directors, employees and agents) from and against the entirety of any Losses (up to but not in excess of the Cash Purchase Price) Seller or its affiliates (and their respective officers, directors, employees and agents) may suffer through and after the date of the claim for indemnification (including any Losses Seller or its affiliates (and their respective officers, directors, employees and agents) may suffer after the end of any applicable survival period) resulting from, arising out of, or caused by the breach (or the alleged breach).

            (ii) Notwithstanding anything to the contrary herein contained, (i) Buyer will indemnify, defend and hold harmless Seller and its affiliates (and their respective officers, directors, employees and agents) from and against any Losses as a result of claims based on or arising from any Assumed Liabilities or the operation of the Business after the Closing Date and (ii) such indemnification shall not be limited in time or amount or subject to any deductible or cap.

            (iii) Seller or its affiliates shall with reasonable promptness give to the Buyer written notice if it becomes aware of any Losses with respect to which indemnity may be asserted; provided that the failure to give prompt notice will not release the Buyer from liability thereunder, except to the extent they are actually prejudiced thereby. If any claim is made by a third person or an action or proceeding commenced for which Seller or other indemnified parties shall seek indemnity from Buyer, Seller or its affiliates shall give to Buyer reasonable written notice of the claim and request Buyer to defend the same. Buyer shall have the right to defend against such liability at their expense, and shall give written notice to Seller of the commencement of such defense with reasonable promptness after the giving of the written notice of the claim by Seller or its affiliates. Seller or other indemnified parties shall be entitled to participate with Buyer in such defense, but shall not be entitled in any way to release, waive, settle, modify or pay such claim without the written consent of the Buyer, if Buyer has assumed such defense. In the event Buyer does not assume the defense of the matter as provided above, or does not notify Seller of their election to defend such a matter within 30 days, Seller or other indemnified parties shall have the full right to defend against such liability in such manner as it or they may deem appropriate. In the event Buyer shall assume the defense, Seller or other indemnified parties shall cooperate in the defense of such action, and the records of each shall be available to the other with respect to such defense, provided, however, that the Buyer shall not, in the defense of any such action, consent to the entry of any judgment or enter into any settlement where such entry of judgment or settlement does not include a provision releasing the Seller or other indemnified parties from all liability with respect to such action or that provides for a remedy other than the payment of money damages, except with the written consent of Seller or other indemnified parties.

            (iv) The indemnification obligations of Buyer under this Section VI.2(f) shall not terminate until the expiration of the applicable statute of limitations; provided, however, that the indemnification obligations of Buyer related to any failure of Seller to perform or comply with any of its covenants and agreements set forth in this Agreement shall terminate ten years from the date hereof as to any claim not asserted prior to such date.

      VI.3 Contracts Requiring Consent to Assignment. Notwithstanding anything in this Agreement, neither this Agreement nor any document or instrument delivered pursuant hereto shall constitute an assignment of any claim, contract, agreement, license, lease, commitment, sales order or purchase order or any claim or right or any benefit arising thereunder or resulting therefrom if an attempted assignment thereof without the consent of any other Person would constitute a breach thereof or in any way adversely affect the rights to be assigned. Until such consent is obtained, or if an attempted assignment thereunder would be ineffective or would affect the rights of Seller or any affiliate thereunder so that the Buyer would not in fact receive all such rights, Seller and the Buyer will cooperate with each other (and, to the extent required, Seller shall cause its affiliates to cooperate with the Buyer) to provide for the Buyer the benefits of, and to permit the Buyer to assume all liabilities under, any such claim, contract, agreement, license, lease, commitment, sales order or purchase order, including enforcement at the request and expense of the Buyer for the benefit of the Buyer of any and all rights of Seller or any affiliate against a third party thereto arising out of the breach or cancellation thereof by such third party; and any transfer or assignment to the Buyer by Seller or any affiliate of any property or property rights or any contract or agreement which shall require the consent or approval of any third party shall be made subject to such consent or approval being obtained. The parties shall each use their best efforts to obtain any required consent to assignment.

      VI.4 Company Plans. From and after the Closing, Buyer agrees to assume Seller's obligations under and become the plan sponsor of each of the Company Plans in effect immediately prior to the Closing Date and Buyer shall be entitled to all rights, obligations and duties of Seller under such Company Plans and Seller shall cause any assets, set-aside or otherwise, pertaining to the Company Plans to be transferred to Buyer; such assets shall include, but not be limited to, qualified trusts, VEBAs, and grantor trusts and insurance policies. Notwithstanding anything to the contrary herein contained, the assumption of such obligations is not intended to and shall not be construed to impair the right or ability of Buyer to unilaterally amend or terminate any such benefit plans and other fringe benefits, or any Company Plan in effect immediately prior to the Closing Date, at any time after the Closing Date.

      VI.5 Research and Experimental Expenses. Seller will use its reasonable best efforts to cause to be furnished to Buyer as soon as reasonably practicable, but in no event more than 180 days after Closing, all information reasonably requested relating to the base period research expenses and any other information to allow Buyer to claim research and experimental credits in accordance with the relevant sections of the Code and treasury regulations promulgated thereunder.

                                   ARTICLE VII

                  CONDITIONS TO OBLIGATIONS OF BUYER AND SELLER

      The obligations of Buyer and Seller to consummate the transactions contemplated by this Agreement on the Closing Date shall be subject to the fulfillment at or prior to the Closing of each of the following conditions, except to the extent such conditions are waived in writing by Buyer and Seller:

      VII.1 Government Approvals; Litigation. All requisite governmental approvals and authorizations necessary, including, but not limited to, any such approvals or authorizations under the Hart-Scott-Rodino Act, for the consummation of the transactions contemplated hereby shall have been duly issued or granted and all applicable waiting periods shall have expired or otherwise been terminated. No action or proceeding by any governmental authority or any third party challenging the transactions contemplated by this Agreement or any parties' ability or right to participate therein shall be pending or threatened against any party. No unfavorable decree or order shall exist that would prevent or make the consummation of any of the transactions contemplated by this Agreement unlawful or would result in the payment of damages or other consequences materially adverse to the business or assets of Seller, Buyer or the Company.

      VII.2 Permits and Approvals. Buyer, Seller and the Company shall each have received all consents, waivers, approvals, licenses, or other authorizations required for the performance of this Agreement by the parties hereto.

                                  ARTICLE VIII

                        CONDITIONS TO BUYER'S OBLIGATIONS

      The obligation of Buyer to consummate the transactions contemplated by this Agreement on the Closing Date shall be subject to the fulfillment at or prior to the Closing of each of the following conditions, except to the extent such conditions are waived by Buyer, such waiver to be evidenced by Buyer's consummation of the transaction contemplated hereby:

      VIII.1 Representations and Warranties; Performance. The representations and warranties of the Seller set forth in this Agreement shall be true in all material respects (except that where any statement in a representation or warranty expressly includes a standard of materiality, such statement shall be true and correct in all respects) as of the Closing Date with the same effect as though made at such time. Seller shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing. Seller shall have delivered to Buyer a certificate, dated the Closing Date, as to the foregoing.

      VIII.2 Escrow Agreement. The Escrow Agreement to be entered into pursuant to the Stock Purchase Agreement shall have been assigned to Buyer pursuant to an Assignment of Escrow Agreement in substantially the form of Exhibit VIII.2 hereto.

      VIII.3 Subsidiary Merger. The Subsidiary Merger shall have been consummated.

      VIII.4 Material Adverse Change. Between the date of this Agreement and the Closing, there shall have been no material adverse change (or any event that would reasonably be expected to result in such change) in the condition (financial or otherwise), results of operation, business, assets or properties of the Company.

      VIII.5 Proceedings. All proceedings to he taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Buyer and its counsel, and Buyer shall have received copies of such documents and such other evidence as it or its counsel may reasonably request in order to establish the consummation of such transaction and the taking of all proceedings in connection therewith.

      VIII.6 Ilex Agreement. The Closing (as defined therein) under the Ilex Agreement shall have occurred in accordance with the terms thereof.

      VIII.7 Non-Competition Agreements. The Non-Competition Agreements entered into pursuant to the Stock Purchase Agreement shall have been assigned to Buyer pursuant to an Assignment of Non-Competition Agreements in substantially the form of Exhibit VIII.6 hereto.

                                   ARTICLE IX

                       CONDITIONS TO OBLIGATIONS OF SELLER

      The obligations of Seller to consummate the transactions contemplated by this Agreement on the Closing Date shall be subject to the fulfillment at or prior to the Closing of each of the following conditions, except to the extent such conditions are waived by Seller, such waiver to be evidenced by Seller's consummation of the transaction contemplated hereby.

      IX.1 Representations and Warranties; Performance. The representations and warranties of Buyer set forth in this Agreement shall be true in all material respects (except that where any statement in a representation or warranty expressly includes a standard of materiality, such statement shall be true and correct in all respects) as of the Closing Date, with the same effect as though made at such time. Buyer shall have paid the Cash Purchase Price and otherwise performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

      IX.2 Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Seller and their counsel, and Seller shall have received copies of such documents and such other evidence as they or their counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

      IX.3 Ilex Agreement. The Closing (as defined therein) under the Ilex Agreement shall have occurred.

                                    ARTICLE X

                                FEES AND EXPENSES

      X.1 Expenses. Except as explicitly provided hereunder each party hereto shall bear its own expenses incurred in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

      X.2 Fees or Commissions of Brokers. Buyer has no obligation to pay any fees or commissions of any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Seller could be liable.

                                   ARTICLE XI

                                   TERMINATION

      XI.1 Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated at any time before the Closing Date, as follows, and in no other manner:

      (a) by mutual consent of Buyer and Seller;

      (b) by either Buyer or Seller if the Closing shall not have occurred on or before 5:00 p.m., Pacific Time, on March 31, 1998; provided that the right to terminate this Agreement under this Section XI.1 shall not be available to any party whose failure to fulfill any obligations under this Agreement has been the cause of, or results in, the failure of the Closing to have occurred within such period;

      (c) by either Buyer or Seller, respectively, if there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the other party and such breach of a covenant or agreement has not been cured within ten (10) days after notice of such breach has been given to the other party; or

      (d) by either Buyer or a majority in interest of Seller if (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transaction, or (ii) there shall be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the acquisition by any governmental entity which would make consummation of the transaction illegal.

      XI.2 Effect of Termination. In the event of a termination of this Agreement by any party pursuant to Section XI.1, this Agreement shall become void and have no effect, and there shall be no obligations or liability on the part of any party or its respective officers, directors or trustees, except as set forth in Sections V.1 and X.1 (except to the extent that termination has occurred pursuant to subsection XI.1(c), above).

                                   ARTICLE XII

                                  MISCELLANEOUS

      XII.1 Time of the Essence. Time is of the essence in this Agreement; provided, however, that the parties shall have a reasonable period of time to cure any failure to perform their obligations hereunder, which period shall not be longer than three (3) Business Days for purposes of any obligations under
Article II.

      XII.2 Entire Agreement. Except as set forth in Section V.1 above, this Agreement and the other agreements contemplated hereby contain the entire agreement of the parties hereto, and supersedes any prior written or oral agreements between them concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between the parties to this Agreement, relating to the subject matter contained in this Agreement, which are not fully expressed herein or the agreement identified in Section V.1 above. The Schedules and each Exhibit attached to this Agreement or delivered pursuant to this Agreement is incorporated herein by this reference and constitutes a part of this Agreement.

      XII.3 Press Releases amid Public Announcements. Neither Seller nor Buyer shall issue any press release or make any public announcement concerning the matters set forth in this Agreement (other than as required by applicable disclosure rules or regulations) without the consent of the other party, which consent shall not be unreasonably delayed or withheld. Seller and Buyer will cooperate to jointly prepare and issue any press release which may be issued to announce the entering into this agreement or the closing of the transaction contemplated by this Agreement.

      XII.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

      XII.5 Descriptive Headings. The Article and Section headings in this Agreement are for convenience only and shall not affect the meanings or construction of any provision of this Agreement.

      XII.6 Notices. Any notices required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficiently given on the date delivered personally or by telecopier (if a copy is sent by mail), or five (5) days after posting by registered or certified mail, postage prepaid, addressed as follows:

If to Buyer:

            L-3 Communications Corporation
            600 Third Avenue
            New York, NY 10016
            Telecopier Number: (212) 805-5494
            Attention: Christopher C. Cambria

      With a copy to:

            Simpson Thacher & Bartlett
            425 Lexington Avenue
            New York, NY 10017
            Telecopier Number: (212) 455-2502
            Attention: William E. Curbow

And if to Seller:

            FAP Acquisition Trust
            c/o First Union National Bank
            10 State House Square
            Hartford, CT 06103-3698
            Telecopier Number: (860) 247-1356
            Attention: W. Jeffrey Kramer

      With copies to:

            Pillsbury Madison & Sutro LLP
            235 Montgomery Street
            San Francisco, CA 94104
            Telecopier Number: (415) 983-1200
            Attention: Graham Taylor

            and

            Bingham Dana LLP
            100 Pearl Street
            Hartford, CT 06103
            Telecopier Number: (860) 527-5188
            Attention: James G. Scantling

or to such other address or addresses as a party shall have previously designated by notice to the sender given in accordance win this Section.

      XII.7 Arbitration. Any dispute under this Agreement prior to June 30, 2000 (and after such date, but in such case only if and for so long as there are Impounded Funds (as defined in the Escrow Agreement between Seller, the Company and the stockholders of the Company (the

"Escrow Agreement")) with respect to such dispute) (the "Initial Arbitration Period") which is not settled by mutual agreement among the parties hereto, shall be finally settled by binding arbitration in New York, New York, conducted by and in accordance with the rules then in effect of the Judicial Arbitration and Mediation Service; provided that after the Initial Arbitration Period or the payment or distribution of all amounts held in escrow pursuant to the Escrow Agreement (or when a Notice of Release (as defined in the Escrow Agreement) has been received with regard to all remaining amounts in such escrow), whichever occurs earlier, any such dispute shall be settled by binding arbitration in San Francisco, California, conducted by and in accordance with the rules then in effect of the Judicial Arbitration and Mediation Service. Each party shall bear its own costs and attorneys' and witness' fees. The prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys' fees. In making any such award, the arbitration panel shall take into consideration the outcome of the proceeding and the reasonableness of the conduct of each such party in connection with the dispute, in light of the facts known to such party at the time such party engaged in such conduct. The arbitrator shall not have authority to award punitive damages hereunder.

      XII.8 Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

      XII.9 Bulk Sale and Other Tax Filings. The Buyer and Seller agree to waive compliance with applicable state sales Tax, bulk sales notification statutes and regulations and any applicable state tax statutes, in connection with the sale of the Acquired Assets to the Buyer.

      XII.10 Transfer Taxes; Sales Tax. The parties agree that the Buyer shall pay the sales Tax on the transfer of personal property and each of the Seller or the Buyer, as appropriate, shall be responsible for such other transfer Taxes applicable to the transaction contemplated hereby as are customary in the jurisdiction in which the Tax is payable (other than Taxes computed on the basis of income) and each party so responsible shall indemnify, defend and hold the other harmless with respect to such Taxes. Each Party shall file, or cooperate with the other Party in filing, all necessary documentation and Tax Returns with respect to such Transfer Taxes.

      XII.11 Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      XII.12 Assignability. Except as explicitly contemplated hereunder, neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party without the prior written consent of the other party and any attempted assignment without such consent shall be void provided, however, that this Agreement may be assigned by Buyer to an affiliate of Buyer which shall have been formed for the purpose of consummating the transactions contemplated hereby.

      XII.13 Waiver and Amendment. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefits thereof. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. The parties may, by mutual agreement in writing, amend this Agreement in any respect.

      XII.14 Attorneys' Fees. In the event of any action or proceeding to enforce the terms and conditions of this Agreement, the prevailing party shall be entitled to an award of reasonable attorneys' and experts' fees and costs, in addition to such other relief as may be granted.

      XII.15 Severability. If and to the extent that any court of competent jurisdiction holds any provisions (or any part thereof) of this Agreement to be illegal, invalid or unenforceable, such holding shall not affect the validity of the remainder of this Agreement.

      XII.16 No Recourse. It is expressly understood and agreed that this Agreement is executed and delivered on behalf of Seller by First Union National Bank ("First Union"), not in its individual capacity but solely as Trustee under the trust agreement under which Seller is organized, in the exercise of the powers and authority conferred and vested in it as the Trustee thereunder, and each of the representations, warranties, undertakings and agreements herein made on the part of Seller is made and intended not as a personal representations, warranty, undertaking and agreement by First Union but is made and intended for the purpose of binding only the trust estate created by the trust agreement under which Seller is organized (the "Trust Estate"), and all persons having any claim against First Union or Seller by reason of the transactions contemplated by this Agreement shall for payment or satisfaction thereof not seek recourse against First Union except in its capacity as trustee and then only to the extent of the Trust Estate.

      IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

                                            L-3 COMMUNICATIONS CORPORATION


                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                            Name:
                                            Title:

                                            FAP TRUST

                                            By: First Union National Bank, not
                                                in its individual capacity but
                                                solely as trustee


                                            By:
                                               ---------------------------------
                                            Name: W. Jeffrey Kramer
                                            Title: Vice-President

      IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

                                            L-3 COMMUNICATIONS CORPORATION


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            FAP TRUST

                                            By: First Union National Bank, not
                                                in its individual capacity but
                                                solely as trustee


                                            By: /s/ W. Jeffrey Kramer
                                               ---------------------------------
                                            Name: W. Jeffrey Kramer
                                            Title: Vice-President

                                                                       EXHIBIT A

                          FAP Trust Disclosure Schedule

                                 Section III.1

                           Due Organization of Seller;
                     Authorization; Title to Acquired Assets

      The Company has a five million dollar line of credit with Comerica Bank which grants the Bank a security interest in the assets of the Company. The Company also has a $100,000 line of credit with IBM which grants IBM a security interest in the assets of the Company. The Company has not drawn down either line of credit as of February 9, 1998.

      Seller will borrow all or a portion of the funds required to acquire all of the capital stock of the Company pursuant to the Ilex Agreement and will repay such borrowings (the "Borrowings") with the Cash Purchase Price to be received from Buyer in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement. Buyer may grant in favor of its lender various Liens upon some or all of the capital stock of the Company and some or all of the assets of the Company and the Subsidiary, which Liens will be released upon consummation of the transactions contemplated hereby and repayment of the Borrowings.

                          FAP Trust Disclosure Schedule

                                  Section III.2

                        Requisite Consents; Nonviolations

      Specific consent by the owner of the Milpitas facility (Barber Associates LP C/O Menlo Equities 2901 Tasman Dr., Suite 220, Santa Clara, CA 95054) at 1570 Buckeye Drive, Milpitas, CA 95035 leased by the Company will be required as stipulated in the lease agreement in connection with the execution of the Ilex Agreement, this Asset Purchase Agreement and the consummation of the transactions contemplated hereby and thereby. The referenced lease agreement specifically states that consent cannot be unreasonably denied. (See chart that is a part of Section III.13.) Consent by Comerica Bank, lender under the Company's line of credit may also be required in connection with the execution of the Ilex Agreement, this Asset Purchase Agreement and the consummation of the transactions contemplated hereby and thereby. The consent of the U.S. Government in connection with (or novation of) the IEW contract (See Section III.17) is required in connection with the execution of the Ilex Agreement, this Asset Purchase Agreement and the consummation of the transactions contemplated hereby and thereby. Other Government Contracts and bids for Government Contracts require consent in connection with the execution of the Ilex Agreement, this Asset Purchase Agreement and the consummation of the transactions contemplated hereby and thereby (see attached list).

      In addition to the above, the consent of the counterparty to various of the agreements to which the Company or the Subsidiary is a party may be required in connection with the execution and delivery of this Asset Purchase Agreement and the consummation of the transactions contemplated hereby.

--------------------------------------------------------------------------------
Novation or corporate name change required:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Novation:
--------------------------------------------------------------------------------
                                                                      DELIVERY
--------------------------------------------------------------------------------
                                                                       ORDER
--------------------------------------------------------------------------------
           SOURCE                        CONTRACT NUMBER              NUMBERS
--------------------------------------------------------------------------------
           Fort Monmouth-CECOM           DAAB07-91-D-Q501            21-47 incl.
--------------------------------------------------------------------------------
           Fort Monmouth-CECOM           DAAB07-96-D-H510            1-14 incl.
--------------------------------------------------------------------------------
           MD PROCUREMENT                MDA904-97-C-0172
--------------------------------------------------------------------------------
           MD PROCUREMENT                MDA904-97-C-0100
--------------------------------------------------------------------------------
           MD PROCUREMENT                MDA904-96-C-1161
--------------------------------------------------------------------------------
           MD PROCUREMENT                MDA904-95-C-2215
--------------------------------------------------------------------------------
           MD PROCUREMENT                MDA904-98-C-A813
--------------------------------------------------------------------------------
           USPS (Hygienetics)            BID
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name Change Notification or Amendment:                               PO or TASK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           BOOZ ALLEN                    25704NS100                  1038-4
--------------------------------------------------------------------------------
           GENERAL INSTRUMENT            2101438
           CORP.
--------------------------------------------------------------------------------
           L3-NERVETRUNK                 SUB ON MDA904-94-C-8028
--------------------------------------------------------------------------------
           L3-MAROON ARCHER              SUB ON MDA904-96-C-0291     KT0156608 &
                                                                     KTO137830
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          FAP Trust Disclosure Schedule

                                  Section III.3

                         Organization and Authorization

      The Company is not qualified to do business in Arizona, Colorado, Georgia, New York, North Carolina, Tennessee, and Texas. Company Employees in all of these states work on U.S. Military installations under Government Contracts.

                          FAP Trust Disclosure Schedule

                                  Section III.5

                               Subsidiaries, etc.

      The Subsidiary is a California corporation and is operated as a wholly owned subsidiary of the Company. Joseph Lopez is Chairman of the Board of Directors and the Sole Director of the Subsidiary. Ralph Vitagliano is the Chief Financial Officer and Secretary of the Subsidiary. Officers of the Subsidiary are:

            Scott Feldman            President
            Scott Sargis             Vice President
            Richard Peduto           Vice President
            Robert Bays              Vice President

      When the Company changed from a C to an S corporation in March 1997, the Subsidiary was also changed to an S form so that earnings could be consolidated and distributed to the Company shareholders.

      The Company owns Series E preferred shares of OSI, an affiliate of Jack Harris (see Section III.28 below). The Company also owns some warrants and common stock of TWA, and some common stock of Continental Airlines which it acquired for uncollectible accounts receivable. The Company will dispose of these TWA and Continental shares and warrants in advance of consummation of the Ilex Agreement.

                          FAP Trust Disclosure Schedule

                                  Section III.7

                               No Material Changes

      Disclosure required re the OSI financial situation. (See Section III.28 below.) Disclosure required in connection with the issuance of stock to Jack Harris. Director Jack Harris' fees for the first four meetings (April 1997 through January 1998) at the rate of 850 shares per meeting were issued in January. There are 25,000 stock options outstanding at an exercise price of $17.50 per share. Terms of the Stock Incentive Option Plan are disclosed (see
Section III.11) and the options all vest in the acquisition of the Company under the Company's Stock Option Plan.

                          FAP Trust Disclosure Schedule

                                  Section III.8

                             Undisclosed Liabilities

      Not disclosed in the financial statements is the commission which will be due to Bowles Hollowell Conner in the event that the Company is sold. Expenses which include preparation of a confidential offering memorandum and out-of-pocket travel and legal fees incurred by the Company in connection with the sale of stock which are recorded as prepaid expenses of the Company on closing financial statements as per advice from the Company's outside accountants.

      See discussion of the OSI investment in Section III.28 below.

                          FAP Trust Disclosure Schedule

                                  Section III.9

                Governmental Authorizations; Compliance with Law

                                See attached list

                          FAP Trust Disclosure Schedule

                                 Section III.10

                                   Litigation

      The Subsidiary entered into an Agreement with the Florsheim Group, Inc. (Florsheim) for the survey, engineering and construction management of the abatement and demolition of the former headquarters building of Florsheim in Chicago, IL. The Subsidiary subcontracted the abatement and demolition phases of the project to EHC, Inc. (EHC), who subsequently subcontracted a portion of the demolition to MasterCraft, Inc. (MasterCraft). The subcontract Agreement executed between the Subsidiary and EHC includes a provision restricting EHC and their subcontractors from filing mechanic liens against the property, as well as a provision to indemnify and hold the Subsidiary harmless from any and all damages associated with EHC's actions of those of its subcontractors. A work quality issue arose between EHC and MasterCraft, resulting in EHC terminating the subcontract Agreement. MasterCraft then filed suit against EHC, claiming contract breach by improper contract termination. The suit also named the Subsidiary, Florsheim, and other project development and financing entities, and includes a demand for damages for $51,000.

      The Subsidiary has answered these charges, and has contacted plaintiff's counsel to investigate terminating the action against the Subsidiary. Plaintiff did not object to this approach, and may decide to accept that proposal at a hearing on the matter scheduled for February 17, 1998. The Subsidiary has also contacted EHC regarding its obligations to accept defense cost and other financial responsibilities, which it admits. The Subsidiary management anticipates that the Subsidiary will ultimately be dismissed from the action.

                          FAP Trust Disclosure Schedule

                                 Section III.11

                             Employee Benefits Plan

                               ILEX SYSTEMS, INC.
                             EMPLOYEE BENEFIT PLANS
                                   (INSURANCE)

      Plan + Coverage/Benefit                  Insurer

      Medical (PPO)                            Great West Life
      Dental Plan                              Great West Life
      Medical (HMO)                            Kaiser Permanente
      Basic Life/Accidental Death &            Great West Life
       Dismemberment
      Long Term Disability                     ITT Hartford

                    HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                             EMPLOYEE BENEFIT PLANS

      Plan + Coverage/Benefit                  Insurer

      Medical (PPO)                            AETNA
      Dental                                   Delta Dental
      Basic Life/Accidental Death &            AETNA
       Dismemberment
      Long Term Disability                     ITT Hartford

      The Company and the Subsidiary also maintain an incentive stock option plan (copy attached). In addition, the Company provides a bonus plan for its senior management which is based on the achievement profit targets. The plan is approved and paid on an annual basis. The Company and the Subsidiary also offer normal days off, two week of paid vacation per year and customary holidays. The attached Benefits Summary provides details on the listed plans. The Company sponsors a Section 401(k) Plan through T. Rowe Price and the Subsidiary sponsors a Section 401(k) Plan through Fidelity Investments. (Copies of plan documents attached.)

                          FAP Trust Disclosure Schedule

                                 Section III.12

                              Intellectual Property

      The Company has rights in the following firmware or software, the copyright for none of which has been registered, as a different version of the software is created for each customer's specific needs.

            1.    SCADA System Software

            2.    DGU Software

            3.    (Medical) Pharmaceutical Software

            4.    RTU Firmware (8100, 8200, 9500)
                  Environmental System Management

            5.    Software (to Boston University)

      The Company uses form license agreements in connection with its marketing of these products.

      The Company uses the trade names Ilex and Ilex Systems; its wholly owned subsidiary uses the trade name Hygienetics.

      The Company is the licensee of many "off the shelf" software programs used in conducting its business.

                          FAP Trust Disclosure Schedule

                             Schedule Section III.13

                            Real & Personal Property

                   Real Property - See Attached Lease Analysis

             Personal Property - See Attached Fixed Asset Schedules

                          FAP Trust Disclosure Schedule

                                 Section III.14

                               Insurance Policies

                         See attached list and analysis

                          FAP Trust Disclosure Schedule

                                 Section III.17

                                    Contracts

      The Company has two large contracts. The IEW contract and the $5.0 million line of credit with Comerica Bank.

      (i) See Section III.7 and III.28 for director and affiliate contract.

      (ii) The Company's employees (including officers) are employed at "at will" basis at current salaries and salaries are reviewed annually. Discretionary bonuses also paid. See also Disclosure Schedule Section III.11 for additional benefits information.

      (iii) None

      (iv) The Company has a $5,000,000 line of credit with Comerica Bank and a $100,000 line of credit with IBM.

      [(v) See Section III.3.]

      (vi) See (xii) below.

      (vii) See Schedule III.12.

      (viii) None

      (ix) None

      (x) None

      (xi) See (iv) above; other contracts have terms which have incidental effects on the manner in which the business of the Company is operated.

      (xii) IEW Contract

                          FAP Trust Disclosure Schedule

                                 Section III.21

                          Largest Customers & Suppliers

                               See attached lists

                          FAP Trust Disclosure Schedule

                                 Section III.22

                                  Bank Accounts

                               See attached lists

                           for Company and Subsidiary

                                  bank accounts

                          FAP Trust Disclosure Schedule

                             Schedule Section III.26

                               Government Property

                               Held by the Company

                             See attached Schedules

                          FAP Trust Disclosure Schedule

                                 Section III.28

                          Transactions with affiliates.

      The Company has no contacts or arrangements with its officers, directors, major affiliates, subsidiaries and entities which they control except as follows:

      In January, 1995 the Company made a $250,000 investment in 62,500 shares of series E preferred stock of Optical Specialties Inc. (OSI). Mr. Jack Harris, a director of the Company, is the president of OSI. The investment was made pursuant to the Series E Preferred Stock Purchase Agreement dated December 14, 1994.

                          FAP Trust Disclosure Schedule

                                 Section V.3(b)

                              Filings and Consents

      To the extent material, those consents referred to in Section III.2 and
Section III.13 hereof.

                              Schedule 1 - Products

Ocean Systems Product List

Airborne

       AQS-18
       AQS-18A
       AQS-18 V1A
       AQS-18V(3)
       AQS-13B (Spares, and R&O only)
       AQS-13F
       AQS-24B Test Bench
       AWS-18M (Japan)
       HELRAS
       SHELRAS
       Test Adapter Test Set (TATS)
       Reeling Machine Test Set (RMTS)
       ASW System Trainer (AST)
       Related Spares, service, R&O, provisioning, engineering and technical support, documentation and publications.

Sea Systems

       Non-Standard Towed Array (NSTA)
       TB-23 Towed Array Modules, Tow Cables
       TB-23 Towed Array Receiver Coupler (TARC)
       TB-16 Towed Array
       AN/SQR-19 Towed Array
       ADC MK3 Countermeasure
       TB-16 Array Module Test Set
       TB-23 Array Module Test Set
       Integrated Side Looking Sonar (ISLS)
       Expendable Mine Destructor (EMD)
       Low Frequency Active Towed Sonar (LFATS)
       WLY-1, SSTD Sensors/Telemetry
       Related spares, service, R&O, provisioning, engineering and technical support, documentation and publications.

Engineering

       Hybrids
       Various Transducers
       Fiber Optic Rotating Joint

ELAC Product List

Navigation Systems

      Navigation Sounders

      Echosounders type LAZ 5000, 4400 for depth measurement and recording.

      Echosounder VE 59

      Naval Depth Sounder acc. to military standards for surface ships and submarines. Operating frequencies between 12 kHz and 1 MHZ. For submarines additional Sound Velocity Measurement Bases with or without Temperature Sensor and CTD-Sensors (conductivity, temperature, depth) to compute density, salinity and sound velocity.

      Fog Horns

      Foghorns designed for stationary application at the coast or on off-shore platforms, available in directional and non-directional version.

Hydrographic Sounding Systems

      Dual-Frequency Echosounders LAZ 4400/20

      LAZ 4400 is a dual-frequency echograph with integrated LCD-display including digital depth information for multi-purpose application, i.e. navigation, fishery and survey. Its successor, the LAZ 4420, offers two echosounders in one housing, each operating completely independently via its own transmitter and transducer.

      Hydrographic Survey Sounder LAZ 4700

      LAZ 4700 is ELAC's state-of-the-art graphic echosounder for all types of hydrographic survey. It provides a choice of frequencies, transducers, transmitters, precision digitizers and other peripheral equipment. While suited for stand-alone use it has been designed to form the basis of an integrated computer-based survey system.

      Hydrographic Survey System LAZ 4721

      LAZ 4721 is an integrated dual-frequency system (at customer choice, from 12 kHz up to 200 kHz) comprising Echosounder LAZ 4700 and Digitizer STG 721, including two digital displays.

      Multibeam Mapping System BOTTOMCHART and HDP 4061

      The BOTTOMCHART multibeam mapping system is used for commercial and scientific applications and offers real-time wide area bathymetry together with facilities for onboard post-processing. Collected data are used to create a digital terrain model. Graphic output is provided with the Hydrographic Data Processing Software System HDP 4061 on a high resolution color monitor and on color printers/plotter which offer real-time output in the form of a bicolor, ship centered contour chart. Processing of measured data is performed on a high performance computer which allows production of depths charts having already undergone corrections for position, speed, heave, roll and pitch. Additionally the HDP 4061 provides extensive data analysis and graphic presentation, for example presentation of Variance, Density, Heave, Roll, Pitch and Runtime.

      Navigation System ONCOURSE

      ONCOURSE is designed as central operating software for an integrated survey system. Main features are: cruise planning, track steering (autopilot interface), calculation of optimum position, acquisition and storage of navigation data from different sources, heave/roll/pitch and depth, acquisition of sound velocity depth, and graphical presentation of track charts, depth profiles, wrecks and other symbols.

      SEACLASS

      SEACLASS is a data acquisition and postprocessing software package for sediment analysis according to the Echostrength Measuring Technique. The most famous result of ELAC's efforts was the echostrength measuring unit EMG II which SEACLASS now replaces. The system also provides postprocessing capabilities for calculating different geophysical parameters of the sediment and allows graphical output, e.g. sections, coverage and track plot.

Sonar Systems and Components

      Underwater Communication System UT 2000

      A microprocessor-controlled communication system with integrated EL-display for surface ships and submarines. Wide frequency range (from 1
      - 60 kHz) and output power (from 0,03 to 300 W), sector and/or omnidirectional operation, includes communication with divers. Operating modes e.g. telephony, telegraphy, pinger, transponder, distance measurement, noise monitoring, emergency mode.

      Transducers, Hydrophones and other Wet-Ends

      A wide range of transducers, hydrophones, baffles, special staves, submarine cables, outboard connectors and pressure hull penetrators is available for installation on submarines in Active-, Passive-, HF-Intercept-, Passive Ranging-, Flank-Array Sonar Systems.

      Sonar Systems

      Passive-, HF-Intercept-, Passive Ranging- and Flank Array Sonars are available as stand-alone systems or as components of integrated systems such as SUBICS (Submarine Integrated Combat System) and ISAACS (Integrated Sensor and Arms Control System).

      Integrated Systems

      Following integrated systems can be provided with teaming partners:

      ISAACS: (Integrated Sensor and Armaments Control System)
              Terma Elektronik AS

      SUBICS: (Submarine Integrated Combat System)
              Lockheed Martin Librascope, US

      These integrated systems integrate data collection, monitoring and processing as well as combat systems monitoring and control.

      Low Frequency Active Sonar (LFAS)

      A towed low frequency sonar for surface ships with high output level for long range transmission. Remote controlled towed body and automatic launching and handling system. LFAS is a part of the German ATAS, Activated Towed Array System.

      Navigation and Detection Sonar NDS 3070

      A supplementary dual-frequency sonar for navigation, detection and obstacle avoidance for use on board of submarines and surface ships. NDS 3070 is a small, microprocessor-controlled high resolution sonar with color display and optional audio channel.

      Diver Sonar

      An active/passive sonar for divers with EL-display, search and display sector 64 degrees, max. scale range 200 m, audio channel 1-50 kHz, endurance max. 90 minutes, rechargeable NiCd-batteries.

      Sonar Beacon Equipment SBE

      An independent submarine emergency device system with its own power supply that provides acoustic signals which enable rescue sonar systems to detect and locate a submarine in distress situations. SBE is available as mono or dual frequency system with different operating frequencies, pulse repetition rates and pulse lengths.

      UZG (SUBTAS for export)-Mobile Acoustic Underwater Target System

      The Mobile Target UZG is a self-propelled underwater vehicle for fleet ASW training. It is operated in open sea without instrumental range. The system is capable of simulating a submarine's dynamic behavior relative to its acoustic characteristics. ELAC has been awarded a development contract by the BWB (Federal Office for Technology and Procurement) to develop the UZG System. The two prototype systems have undergone trials by the German Navy in a one year Operational Evaluation (OPEVAL). The production contract for the German Armed Forces has been given to ELAC in 1997.

      TOSO

      The torpedo sonar components have been designed for the new German heavy-weight torpedo DM2A3 to enhance acquisition capabilities.

      TAU - Torpedo Countermeasure System

      TAU is a soft-kill torpedo countermeasure system for submarines. TAU was initiated by a feasibility study funded by the German Federal Office for Technology and Procurement (BWB).

      LCAW

      LCAW is a low cost weapon for anti-submarine-warfare. ELAC as a member of a team with STN (Vulkan Group) and Rheinmetall has successfully completed the concept phase for a NATO programme. The development phase will start in 1998. Serial production to be expected for 2001.

Mine Countermeasure Systems (MCM)

      Multibeam BOTTOMCHART Mapping System

      The BOTTOMCHART system can also be used as a MCM system.

      Sediment Classifier System SEACLASS

      SEACLASS, a fast Bottom Classifier System provides differentiated information about structure and nature of upper soft and non-solidified sediments as well as clear, high-contrast detection of buried objects with different reflectivity from surrounding matter.

      Buried objects detection system SEFAS

      SEFAS, a fan beam system, enables a fast and extensive sweep of threatened areas to detect and display objects buried in the seabed.

Services

      Spare parts, service, R&O, provisioning, engineering and technical support, and documentation and publications services are provided in connection with the above referenced products.

                       Schedule 1.1(a) - Personal Property

      The following documents, which have been delivered to Purchaser, are incorporated by reference herein:

            1.    Schedule of Ocean Systems' Fixed Assets, dated September 30,
                  1997
            2.    Schedule of ELAC Fixed Assets dated September 30, 1997

                        Schedule 1.3(j) - Excluded Assets

Excluded Technology

      Technical and Intellectual Property developed in connection with and related to using sensors to detect occupant's position for passenger side air bags is excluded from the sale.

Excluded Services

      The following services are provided to Ocean Systems and ELAC by AlliedSignal, and are not included in the sale:

      Contracts and Business Development
             Offset Administration
             International Sales Representative
             Administration
             Legal Support Services
             Export Control Administration
             Government Relations through Allied
             Signal's Washington, DC Government Relations
             Office
             Real estate Purchase and Sales Services
             Public Relations Services
             Letter of Credit Management

      Operations/Purchasing
             Metrology
             Commodity Team Support Services (Limited)
             Negotiation of Long Term Agreements (Limited)
             Circuit Card Assemblies

      Financial
             Payroll Processing Including Check
             Writing, Payroll Tax Submission and W-2 Processing
             Income and Property Tax Return Services
             Consolidating Financial Reporting System
             Travel and Expense Processing Including American Express Administration Risk Management Services
             Fixed Property Accounting
             System and Related Support
             Walker General Ledger and Support Services
             Walker Accounts Receivable System and Related Cash
             Application Function
             Credit and Collections Support
             Treasury Services
             Forward Pricing Rate Proposal Submissions to ACO
             Government Compliance Support

      Information Systems
             Mainframe Computer Processing and Related Support
             Essbase Server Resident in Tempe, AZ
             MSMail Gateway
             Enterprise-Wide Network
             Electronic Data Interchange
             Internet

      Human Resources
             PeopleSoft Human Resource Management System
             Pension, Savings Plan and Benefits Management
             Expatriate Employment Management

                     Schedule 4.6(a) -Intellectual Property

      See also Schedule 4.6(c).

Patents and Patent Applications

Ocean Systems Patents

DEPLOYABLE SONAR ARRAY WITH INTERCONNECTED TRANSDUCERS OPERATED IN THE BENDING MODE
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4208738     17JE1980     GRANTED       EXPIRES     01MY1998

TERMINATION AND METHOD OF TERMINATING ROPES OR CABLES OF ARAMID FIBER OR THE
LIKE
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4184784     22JA1980     GRANTED       EXPIRES     03JL1998

HYDRODYNAMIC CONFIGURATION FOR TOWED SUBMERSIBLE BODY
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
France         7836235     OIAP1985     GRANTED       EXPIRES     22DE1998
Great Britain  2010764     17MR1982     GRANTED       EXPIRES     14DE1998
West Germany   P2855443.0  16JL1987     GRANTED       EXPIRES     21DE1998
Japan          1401012     21FE1987     GRANTED       EXPIRES     26DE1998
United States  4173195     06NO1979     GRANTED       EXPIRES     27DE1997

COLLET TYPE CYLINDER SEPARATION DEVICE
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4120519     17OC1978     GRANTED       EXPIRES     03OC1997

SPHERICAL VEHICLE FOR OPERATION IN A FLUID MEDIUM
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4377982     29MR1983     GRANTED       EXPIRES     29MR2000

PRESSURE-COMPENSATED ACCELERATION INSENSITIVE HYDROPHONE
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  860012      12DE1977     SECRECY ORDER

HYDRODYNAMIC CONFIGURATION FOR UNDERWATER VEHICLE
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  226314      19JA1983     SECRECY ORDER

DELAY LINE TIME COMPRESSION CORRELATION CIRCUIT
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4270180     26MY1981     GRANTED       EXPIRES     09NO1999

FISH COUNTER WITH SCANNING TRANSDUCER
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Canada         1129981     17AU1982     GRANTED       EXPIRES     17AU1999
United States  4225951     30SE19S0     GRANTED       EXPIRES     05FE1999

WHEEL SPEED SIGNAL- PRODUCING SYSTEM FOR SKID CONTROL
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4267575     12MY1981     GRANTED       EXPIRES     09JLI999

CABLE CONSTRUCTION
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Great Britain  2056157     13AP1983     GRANTED       EXPIRES     21JL2000
West Germany   P3028113.1  18OC1990     GRANTED       EXPIRES     24JL2000
Japan          1486221     14MR1989     GRANTED       EXPIRES     08AU2000
United States  4250351     10FE1981     GRANTED       EXPIRES     08AU1999

PROPULSION SYSTEM FOR AN UNDERWATER VEHICLE
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------

United States  4424042     03JA1984     GRANTED       EXPIRES     23JL2001

CONNECTOR FOR SMALL DIAMETER ELONGATED SONAR ARRAYS
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4304456     08DE1981     GRANTED       EXPIRES     10DE1999

CONNECTOR FOR ELONGATED UNDERWATER TOWED ARRAY
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4346954     31AU1982     GRANTED       EXPIRES     31AU1999

FUNNEL CONSTRUCTION FOR A DIPPING SONAR
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  43887091    4JE1983      GRANTED       EXPIRES     19JA2001

SONAR TRANSCEIVER SYSTEM AND METHOD
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4442513     10AP1984     GRANTED       EXPIRES     05FE2002

SALMON COUNTER WITH SEPARATE KING SALMON TABULATOR
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Canada         1194976     08OC1985     GRANTED       EXPIRES     08OC2002

TUNED CIRCUIT & METHOD FOR SONAR BEAM PATTERN OPTIMIZATION
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  5309410     03MY1994     GRANTED       EXPIRES     03MY2011

CONSTRUCTION AND METHOD FOR ELONGATED TOWED UNDERWATER SONAR ARRAY
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
France         EP0113623   07SE1988     GRANTED       EXPIRES     15DE2003
Great Britain  EP0113623   07SE1988     GRANTED       EXPIRES     15DE2003
West Germany   P3377954.6  07SE1988     GRANTED       EXPIRES     15DE2003
Japan          1727441     19JA1993     GRANTED       EXPIRES     27DE2003
United States  4538250     27AU1985     GRANTED       EXPIRES     27DE2002

DIGITAL DRIVE SYSTEM FOR PULSE WIDTH MODULATED POWER CONTROL
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Great Britain  EP0187282   17MR1993     GRANTED       EXPIRES     09DE2005
West Germany   P3587191.1  17MR1993     GRANTED       EXPIRES     09DE2005
Italy          EP0187282   17MR1993     GRANTED       EXPIRES     09DE2005
United States  4613933     23SE1986     GRANTED       EXPIRES     07JA2005

EXPANDABLE SONAR ARRAY STRUCTURE
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
France         EP0580808   08JA1997     GRANTED       EXPIRES     15AP2012
Great Britain  EP0580808   08JA1997     GRANTED       EXPIRES     15AP2012
Germany        EP0580808   08JA1997     GRANTED       EXPIRES     I5AP2O12
Italy          EP0580808   08JA1997     GRANTED       EXPIRES     15AP2012
Japan          510286/92   15AP1992     FILED
United States  5091892     25FE1992     GRANTED       EXPIRES     25FE2009

SYSTEM FOR DEPLOYING AN ARRAY OF SONAR PROJECTORS
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
France         EP0205740   29JA1992     GRANTED       EXPIRES     17FE2006
Great Britain  EP0205740   29JA1992     GRANTED       EXPIRES     17FE2006
West Germany   P3683692.3  29JA1992     GRANTED       EXPIRES     17FE2006
Italy          EP0205740   29JA1992     GRANTED       EXPIRES     17FE2006
Japan          2017615     19FE1996     GRANTED       EXPIRES     28MR2006
United States  4725988     16FE1988     GRANTED       EXPIRES     28MR2005

HELRAS MECHANICAL CONFIGURATION AND HYDRAULIC DRIVE
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  758909      25JL1985     SECRECY ORDER

ELONGATED RETAINING AND ELECTROMAGNETIC SHIELDING MEMBER FOR A TOWED UNDERWATER ACOUSTIC

ARRAY
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4636998     13JA1987     GRANTED       EXPIRES     27AU2002

POLYURETHANE HEAT FORM AND BONDING OF CABLE JACKETS
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4533418     06AU1985     GRANTED       EXPIRES     21SE2004

VIBRATION ISOLATION MODULE
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4628851     16DE1986     GRANTED       EXPIRES     24DE2004

SELF THREADING CAPSTAN DRIVE
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4634102     06JA1987     GRANTED       EXPIRES     23DE2005

ELECTRICAL TILT SWITCH
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4628160     O9DE 1986    GRANTED       EXPIRES     28OC2005

UNDERWATER TRANSDUCER
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Australia      590050      22FE1990     GRANTED       EXPIRES     23FE2007
France         EP0243591   14AP1993     GRANTED       EXPIRES     09FE2007
Great Britain  EPO243591   14AP1993     GRANTED       EXPIRES     09FE2007
West Germany   P3785384.8  14AP1993     GRANTED       EXPIRES     09FE2007
Italy          EP0243591   14AP1993     GRANTED       EXPIRES     09FE2007
Japan          2033626     19MR1996     GRANTED       EXPIRES     30AP2007
Netherlands    EP0243591   14AP1993     GRANTED       EXPIRES     09FE2007
United States  4764907     16AU1988     GRANTED       EXPIRES     30AP2006

FLEXURAL DISK TRANSDUCER
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
France         EP0265679   22JL1992     GRANTED       EXPIRES     28SE2007
Great Britain  EPO265679   22JL1992     GRANTED       EXPIRES     28SE2007
West Germany   P37805592   22JL1992     GRANTED       EXPIRES     28SE2007
Italy          EPO265679   22JL1992     GRANTED       EXPIRES     28SE2007
Japan          2579173     07NO1996     GRANTED       EXPIRES     28OC2007
United States  4709361     24NO1987     GRANTED       EXPIRES     30OC2006

CABLE WIPER
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4845683     04JL1989     GRANTED       EXPIRES     16OC2006

UNDERWATER SONAR ARRAY
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4901287     13FE1990     GRANTED       EXPIRES     28MR2008

FIBER OPTIC SENSOR
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Eur. Patent Cony.          94112474.5   10AU1994      FILED
United States  5359445     25OC1994     GRANTED       EXPIRES     25OC2011

LEVEL WIND SYSTEM
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4795108     03JA1989     GRANTED       EXPIRES     17SE2007

MARINE ACOUSTIC AEROBUOY AND METHOD OF OPERATION
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  5060206     22OC1991     GRANTED       EXPIRES     25SE2010

PISTON & DRUM DRIVE SYSTEM
Country        Number      Date         STATUS        Substatus   Date
----------------------------------------------------------------------
Canada         2069494-7   07NO 1990    FILED

France         EP0505437   16MR1994     GRANTED       EXPIRES     07NO2010
Great Britain  EP0505437   16MR1994     GRANTED       EXPIRES     07NO2010
Germany        P69007492.1 16MR1994     GRANTED       EXPIRES     07NO2010
Italy          EP0505437   16MR1994     GRANTED       EXPIRES     07NO2010
Japan          501453/91   07NO1990     FILED
United States  4973893     27NO1990     GRANTED       EXPIRES     12DE2009

SHOCK RESISTANT FLEXTENSIONAL TRANSDUCER
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Canada         2007096     04JA 1990    FILED
France         9001617     12FE1990     FILED
Great Britain  2303760     03JE 1997    GRANTED       EXPIRES     04JA2010
United States  5497357     05MR1996     GRANTED       EXPIRES     05MR2013

HYDRODYNAMIC CONFIGURATION FOR UNDERWATER VEHICLE
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4919066     24AP1990     GRANTED       EXPIRES     19JA2009

FIBER OPTIC ROTARY JOINT
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Canada         2107878     25MR1992     FILED
France         EP0582639   08JA1997     GRANTED       EXPIRES     25MR2012
Great Britain  EP0582639   08JA1997     GRANTED       EXPIRES     25MR2012
Germany        P692166032  08JA1997     GRANTED       EXPIRES     25MR2012
United States  5078466     07JA1992     GRANTED       EXPIRES     19AP2011

LOW FREQUENCY SONAR PROJECTOR AND METHOD
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Australia      664961      07JEI996     GRANTED       EXPIRES     04MY2013
France         EP0640020   13MR1996     GRANTED       EXPIRES     04MY2013
Great Britain  EP0640020   13MR1996     GRANTED       EXPIRES     04MY2013
Germany        P69301819.4 13MR1996     GRANTED       EXPIRES     04MY2013
Italy          EP0640020   13MR1996     GRANTED       EXPIRES     04MY2013
Japan          503624/94   04MY1993     FILED

FIBER OPTIC ROTARY JOINT
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  5450509     12SE1995     GRANTED       EXPIRES     26JL2014

IMPROVED SENSORS BASED ON STRETCH-DENSIFIED MATERIALS
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  000000      29MY1997     FILED

DIGITAL HOMODYNE PROCESSING SYSTEM
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4280202     21JL1981     GRANTED       EXPIRES     3lOC1999

CAGE-ENHANCED SENSORS
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  08/617529   15MR1996     FILED

ELAC Patents

ELECTRO ACOUSTIC TARGET SEARCHING SYSTEM FOR TORPEDOES
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Great Britain  2265218     22SE1993     GRANTED       EXPIRES     05NO2001
United States  5341347     23AU1994     GRANTED       EXPIRES     23AU2011

ECHO-SOUNDING APPARATUS
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Canada         1210129     19AU1986     GRANTED       EXPIRES     19AU2003

SOFT PROTECT LAYER FOR SOUND TRANSDUCER
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
West Germany   P3422206.5  10SE1987     GRANTED       EXPIRES     15JE2004

TUBE-LIKE ELECTROACOUSTIC TRANSDUCER
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
France         8708243     24DE1993     GRANTED       EXPIRES     12JE2007
West Germany   P3620085.9  10MR1994     GRANTED       EXPIRES     14JE2006
United States  4823327     18AP1989     GRANTED       EXPIRES     01JE2007

ACOUSTIC SIMULATION OF UNDERWATER TARGET
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
West Germany   P3809900.4  11JA1989     GRANTED       EXPIRES     24MR2008
PAT#P3809900.4 UNDER SECRECY ORDER

BROAD BAND OMNIDIRECTIONAL ELECTROACOUSTIC TRANSDUCER
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Canada         1310739     24NO1992     GRANTED       EXPIRES     24NO2009
West Germany   P3812244.8  09NO1989     GRANTED       EXPIRES     13AP2008
Italy          1231754     21DE1991     GRANTED       EXPIRES     13AP2009
Norway         171700      11JA1993     GRANTED       EXPIRES     12AP2009
United States  4916675     10AP1990     GRANTED       EXPIRES     01MY2009

DIVER SONAR MONITOR
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Canada         1330587     05JL1994     GRANTED       EXPIRES     05JL2011
France         EPO345718   15DE1993     GRANTED       EXPIRES     06JE2009
Great Britain  EPO345718   15DE1993     GRANTED       EXPIRES     06JE2009
Italy          EP0345718   15DE1993     GRANTED       EXPIRES     06JE2009
Norway         174826      13JL1994     GRANTED       EXPIRES     08JE2009

UNDERWATER DIRECTION FINDING
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
France         EP0355669   06AP1994     GRANTED       EXPIRES     16AU2009
Great Britain  EP035S669   06AP1994     GRANTED       EXPIRES     16AU2009
Italy          EP0355669   06AP1994     GRANTED       EXPIRES     16AU2009
Norway         173528      22DE1993     GRANTED       EXPIRES     18AU2009
Spain          EPO355669   06AP1994     GRANTED       EXPIRES     16AU2009

DEFENSE AGAINST TORPEDO ATTACK
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
West Germany   P3914248.5  29AP1989     SECRECY ORDER

DIGITAL BEAM FORMER
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
West Germany   P3920705.6  23MY1991     GRANTED       EXPIRES     24JE2009

PROTECTION CIRCUIT FOR TRANSDUCER
Country        Number      Date         Substatus     Date
----------------------------------------------------------------------
West Germany   P3939398.4  24JA1991     GRANTED       EXPIRES     29NO2009

DEFENSE AGAINST TORPEDO ATTACK FROM BACKSIDE
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
West Germany   P4010475.3  11MR1993     GRANTED       EXPIRES     31MR2010

DETERMINATION OF PULSE LENGTH OF ACOUSTIC SIGNALS
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
West Germany   P4013684.1  07AP1994     GRANTED       EXPIRES     28AP2010
Japan          96665/91    26AP1991     FILED
Norway         91.1671     26AP1991     FILED
United States  5132691     21JL1992     GRANTED       EXPIRES     24AP2011

NOISE SUPPRESSION FOR THE INPUT SIGNAL OF SONAR SYSTEMS
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
West Germany   P4017849.8  12MR1992     GRANTED       EXPIRES     02JE2010

ELECTROACOUSTIC TRANSDUCER WITH REDUCED BUNDLING
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Denmark        1539/91     02SE1991     FILED

West Germany   P4027949.9  20AU1992     GRANTED       EXPIRES     04SE2010

SONAR BUOY WITH DRAG CHAIN
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Germany        P4039031.4  24MR1994     GRANTED       EXPIRES     07DE2010

PASSIVE ACOUSTICAL CAMOUFLAGE MEANS FOR UNDERWATER BODIES
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Germany        P4131991.5  18AU1992     GRANTED       EXPIRES     26SE2011
PAT# P4131991.5 UNDER SECRECY ORDER

SONAR TRANSDUCER
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Denmark        EP0524371   11AU1994     GRANTED       EXPIRES     20MR2012
France         EP0524371   11AU1994     GRANTED       EXPIRES     20MR2012
Great Britain  EP0524371   11AU1994     GRANTED       EXPIRES     20MR2012
Germany        P69200439.4 11AU1994     GRANTED       EXPIRES     20MR2012
Italy          EP0524371   11AU1994     GRANTED       EXPIRES     20MR2012
Netherlands    EP0524371   11AU1994     GRANTED       EXPIRES     20MR2012
Sweden         EP0524371   11AU1994     GRANTED       EXPIRES     20MR2012
OWNED BY THE KILDARE CORPORATION ACCORDING TO A LICENSE AGREEMENT BETWEEN THE KILDARE CORPORATION, 95 TRUMBULL STREET. SUITE D NEW LONDON, CT 06320-5595 & ALLIEDSIGNAL ELAC NAUTIK GmbH.

SONAR SYSTEM TEST APPARATUS
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Germany        P4213121.9  21APP1992    FILED

METHOD AND CIRCUITRY FOR DETERMINING THE BEGINNING OF ECHO PULSES
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
France         9400492     18OC1996     GRANTED       EXPIRES     18JA2014
Great Britain  2274560     11SE1996     GRANTED       EXPIRES     29DE2013
Germany        P4301341.4  21OC1993     GRANTED       EXPIRES     20JA2013
United States  5436580     25JL199S     GRANTED       EXPIRES     30DE2013

INTERCONNECTION OF UNDERWATER TRANSDUCER ARRAY
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Germany        P4307843.5  19MY1994     GRANTED       EXPIRES     12MR2013

PATENT TITLE: UNKNOWN
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Germany        P4323212.4  12MR1993     FILED

ANTI-SEA MINE EFFECTOR
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Germany        P4323904.8  16JL1993     FILED
JOINTLY OWNED BY ALLIEDSIGNAL ELAC NAUTIK GmbH AND DIEHL GmbH.

UNDERWATER TARGET LOCALIZER
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Eur. Patent Cony.          94112749.0   16AU1994      FILED
Germany        P4327841.8  09MR1995     GRANTED       EXPIRES     19AU2013

METHOD FOR LOCALIZING AND SWEEPING OF SEA MINES
Country        Number          Date          Status   Substatus   Date
----------------------------------------------------------------------
Eur. Patent
 Cony.         95925762.7      26JE1995      FILED
Germany        P4423235.7      02JL1994      FILED
Pat. Coop.
 Treaty        PCT/EP95/02476  26JE 1995     FILED
United States  000000          26JE 1995     FILED

ECHO SIGNAL STACK CIRCUIT
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Canada         1095162     03FE1981     GRANTED       EXPIRES     03FE1998

ECHO-SOUNDING RECORDER WITH DIFFERENT DEPTH MEASURING RANGES

Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4104643     01AU1978     GRANTED       EXPIRES     20JL1997

ABRASION PROTECTION SHIELD FOR ECHO SOUNDER
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Norway         145594      21AP1982     GRANTED       EXPIRES     07JL1998

RECEIVER CIRCUIT FOR AN ECHO-SOUNDING SYSTEM
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
United States  4245332     13JA1981     GRANTED       EXPIRES     12AP1999

DIVER SONAR MONITOR
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
West Germany   P58906406.1 15DE1993     GRANTED       EXPIRES     06JE2009

UNDERWATER DIRECTION FINDING
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
West Germany   P58907386.9 06AP1994     GRANTED       EXPIRES     16AU2009

APPARATUS FOR ULTRA-SOUND TREATMENT OF FLOWING LIQUID
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Great          96221170.0  24OC1996     FILED
Germany        19541417.9  11NO199S     FILED

PROGRAMMABLE PLL OSCILLATOR
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Germany        P19625970.3 28JE1996     FILED

ELECTRONIC FUNCTION GENERATOR USING A STATUS ENGINE
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Germany        P19632553.6 13AU1996     FILED

BEAM FORMING METHOD FOR DIRECTION FINDING SYSTEMS
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Germany        P19648327.1 22NO1996     FILED

SHOCK ABSORBING BEARING FOR GEAR WHEELS
Country        Number      Date         Status        Substatus   Date
----------------------------------------------------------------------
Germany        P19652143.2 14DE1996     FILED

Trademarks, Copyrights and Trade Names

      Trademarks - Ocean Systems

      AlliedSignal holds no registered trademarks for Ocean Systems, but the following product names and acronyms may be subject to certain usage rights and protections afforded under common law:

                                                          Common Law
                  Product Name                            Trademark
                  ------------                            ---------
                  Helicopter Long Range Sonar             HELRAS
                  Low Frequency Active Dipping Sonar      LFADS
                  Shipboard HELRAS                        SHELRAS
                  Expendable Mine Detector                EMD
                  Light Minehunting Sonar                 LMHS
                  Integrated Side Looking Sonar           ISLS
                  Low Frequency Active Towed Sonar        LFATS
                  ASW Systems Trainer                     AST

      Trademarks - ELAC

      ELAC holds the following registered trademarks:

    Country           Registration No.  Trademark
    -------           ----------------  ---------
    Germany           1051300           Hydrostar
    International(1)  480581            Hydrostar
    Germany           989375            ELAC (black letters on white background)
    International(2)  458578            ELAC (black letters on white background)
    Germany           1006999           ELAC (black letters on white background)
    International(2)  458579            ELAC (black letters on white background)

----------
      (1)   for Belgium, Luxembourg, Netherlands, France and Italy
      (2) for Egypt, Algeria, Belgium, Luxembourg, Netherlands, Spain, France, Italy, Morocco, Slowenia, Croatia, Yugoslavia, Macedonia, Romania, Russia, Kazakstan, Belorus, Ukrainia, Ouzbekistan, Vietnam

Intellectual Property Agreements

      License and Technical Assistance Agreements. between AlliedSignal and:
           ELAC, dated July 18, 1995
           Compagnia Generale Di Elettricita, dated December 1, 1970
           Aero International, Inc., dated April 26, 1996, and amendment dated June 10, 1997 Mitsubishi Heavy Industries, Ltd., dated February 2, 1989

      Manufacturing License Agreement, between AlliedSignal and:
           Aeronautica Industrial, S.A., dated July 16, 1990

      Technical Assistance and Manufacturing License Agreement, between ELAC and:
           The Kildare Corporation, dated March 15, 1993

      Software Licenses - Ocean Systems

                                                     Support Provided by:
                                                            Local

System/Application       Version    Vendor    Platform  Infrastructure  App. Support
------------------------------------------------------------------------------------
VAX - General/Utilities
------------------------------------------------------------------------------------
                                  Micro Tech
CIQBA                      2.8       INC.      VAX/VMS         X
------------------------------------------------------------------------------------
                                    ACCESS
2020                     3.02.13     TECH      VAX/VMS                        X
------------------------------------------------------------------------------------
ADA                        2.3      DIGITAL    VAX/VMS                        X
------------------------------------------------------------------------------------

                                                        Support Provided by:
                                                               Local

System/Application     Version  Vendor   Platform  Infrastructure  App. Support
-------------------------------------------------------------------------------
BASE-VMS                5.5-2   DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
BASIC                    3.5    DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
C                        3.1    DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
CDD                       S     DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
CDD - PLUS                      DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
CMS                    3.5-05   DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
COBOL                           DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
DBMS                     4.3    DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
DSNLINK                 1.2B    DIGITAL   VAX/VMS         X
-------------------------------------------------------------------------------
DTM                      3.3    DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
DTR                       6     DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
DECnet (end node)       5.5-2   DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
DECnet (routing node)   5.5-2   DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
DEC Windows MOTIF       1.2-4   DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
FMS                             DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
FORTRAN                         DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
GKS                             DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
LSE                             DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
MMS                             DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
RDB                             DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
RDB-RUNTIME                     DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
SNA-3270-DSPI                   DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
SNA-3270-TE                     DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
SNA-PRE                         DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
SNA-RJE                         DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
SNA-VMS                         DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
SSU                             DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
STRIPING                        DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
UCX                             DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
VAXCLUSTER                      DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------
VMS-USER                        DIGITAL   VAX/VMS                        X
-------------------------------------------------------------------------------

                                                     Support Provided by:
                                                             Local

System/Application       Version  Vendor    Platform  Infrastructure  App. Support
----------------------------------------------------------------------------------
VOLSHAD                           DIGITAL    VAX/VMS                        X
----------------------------------------------------------------------------------
VAX - CONTROL Manufacturing and Associated Software
----------------------------------------------------------------------------------
Accounting                7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
Accounts Payable          7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
Accounts Receivable       7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
Bill Of Material          7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
Cost Accounting            7.3    Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
Engineering Config.       7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
Order Management System   7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
Inventory Control         7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
Master Production
Scheduling                7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
MRP                       7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
Order Entry              Custom  In-house    VAX/VMS                        X
----------------------------------------------------------------------------------
Project Accounting        7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
Purchasing                7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
Shop Floor Control        7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
Purchase Part and Quote   7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
Soft Pegging             Custom  In-house    VAX/VMS                        X
----------------------------------------------------------------------------------
Interfaces               Custom  In-house    VAX/VMS                        X
----------------------------------------------------------------------------------
Control Link              7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
DCLS                     Custom  In-house    VAX/VMS                        X
----------------------------------------------------------------------------------
MANTIS User BRP/BRP       7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
Spectra Custom            7.2.2   Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
QRW                         7     Cincom     VAX/VMS                        X
----------------------------------------------------------------------------------
PC NT Servers
----------------------------------------------------------------------------------
MMTA                             Microsoft     NT            X
----------------------------------------------------------------------------------
MSMAIL                           Microsoft   NT/W95          X
----------------------------------------------------------------------------------
DNS                              Microsoft     NT            X
----------------------------------------------------------------------------------
WINS                             Microsoft     NT            X
----------------------------------------------------------------------------------
DHCP                             Microsoft     NT            X
----------------------------------------------------------------------------------

                                                              Support Provided by:
                                                                      Local

System/Application            Version    Vendor    Platform   Infrastructure  App. Support
------------------------------------------------------------------------------------------
Internet Information Server             Microsoft     NT             X
------------------------------------------------------------------------------------------
McAfee Anti Virus                        McAfee     NT/W95           X
------------------------------------------------------------------------------------------
ArcServer                               Cheyenne      NT             X
------------------------------------------------------------------------------------------
Remote Access (RAS)                     Microsoft     NT             X
------------------------------------------------------------------------------------------
Remote Mail                             Microsoft     NT             X
------------------------------------------------------------------------------------------
System Management Server                Microsoft     NT             X
------------------------------------------------------------------------------------------
NetBoy Suite                             NDG SW       NT             X
------------------------------------------------------------------------------------------
VAX - Database / SW Development
------------------------------------------------------------------------------------------
SQL*Forms                        3       Oracle     VAX/VMS                         X
------------------------------------------------------------------------------------------
Developer/2000 Forms            45       Oracle     VAX/VMS                         X
------------------------------------------------------------------------------------------
Developer/2000 Reports          2.5      Oracle     VAX/VMS                         X
------------------------------------------------------------------------------------------
Oracle Enterprise Manager      1.2.2     Oracle    Windows95                        X
------------------------------------------------------------------------------------------
Oracle SQL*Net               2.3.2.1.3   Oracle     VMS/W95                         X
------------------------------------------------------------------------------------------
Oracle Server Manager         2.0.3.1    Oracle     VAX/VMS                         X
------------------------------------------------------------------------------------------
Oracle SQL*Plus                 3.1      Oracle    Windows95                        X
------------------------------------------------------------------------------------------
Oracle SQL*Plus              3.1.3.5.1   Oracle     VAX/VMS                         X
------------------------------------------------------------------------------------------
Airborne Sonar R&O            Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------
Applicant Flow Log            Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------
Auto Stock Withdrawal         Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------
Automatic Carousel            Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------
Substitute Part List          Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------
Customer Inquiry Tracking     Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------
DCMC Inspection System        Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------
Discrepancy Reporting         Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------
Drawing Info System           Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------
Estimating System             Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------
Failure and R&O Reporting     Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------
Gov't Property Inventory      Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------
Job Scheduler                 Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------
KITPRINT                      Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------
Labor/Timekeeping             Custom    In-house    VAX/VMS                         X
------------------------------------------------------------------------------------------

                                                           Support Provided by:
                                                                  Local

System/Application          Version    Vendor     Platform  Infrastructure  App. Support
----------------------------------------------------------------------------------------
Lost Time Tracking          Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
Maint. Work Request         Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
Payroll Timecard Entry      Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
Personnel Info System       Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
P&D Request System          Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
Procedure Master Index      Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
Workstream Product Load     Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
Production Scheduling       Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
Proms/Pals                  Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
Rec Inspection Requests     Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
Repair & Overhaul System    Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
Risk Analysis/Control Plan  Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
SSR System                  Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
Tooling System              Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
TQM                         Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
Wire list System            Custom    In-house     VAX/VMS                        X
----------------------------------------------------------------------------------------
PC Desktop
----------------------------------------------------------------------------------------
Windows                       95      Microsoft    NT/W95          X
----------------------------------------------------------------------------------------
PVCS                         5.01       PVCS       NT/W95          X
----------------------------------------------------------------------------------------
MSExcel                        7      Microsoft    NT/W95          X
----------------------------------------------------------------------------------------
MS Word                        7      Microsoft    NT/W95          X
----------------------------------------------------------------------------------------
MsPowerpnt                     7      Microsoft    NT/W95          X
----------------------------------------------------------------------------------------
MSSchedule Plus                7      Microsoft    NT/W95          X
----------------------------------------------------------------------------------------
MS WinProject                  4      Microsoft    NT/W95          X
----------------------------------------------------------------------------------------
MSAccess                       2      Microsoft    NT/W95          X
----------------------------------------------------------------------------------------
MSAccess                       7      Microsoft    NT/W95          X
----------------------------------------------------------------------------------------
MSExchange                            Microsoft    NT/W95          X
----------------------------------------------------------------------------------------
MSProject                      4      Microsoft    NT/W95          X
----------------------------------------------------------------------------------------
Designer                      4.1    Micrografix   NT/W95          X
----------------------------------------------------------------------------------------
MathCAD                        6       MathCAD     NT/W95          X
----------------------------------------------------------------------------------------
Visio                          4        Visio      NT/W95          X
----------------------------------------------------------------------------------------

                                                              Support Provided by:
                                                                      Local

System/Application            Version    Vendor     Platform  Infrastructure  App. Support
------------------------------------------------------------------------------------------
Photo Magic                       1    Micrografix   NT/W95          X
------------------------------------------------------------------------------------------
Corel                             4       Corel      NT/W95          X
------------------------------------------------------------------------------------------
ABCFlowcharter                         Micrografix   NT/W95          X
------------------------------------------------------------------------------------------
Acrobat                           3       Adobe      NT/W95          X
------------------------------------------------------------------------------------------
Netscape                        3.01     Netscape    NT/W95          X
------------------------------------------------------------------------------------------
COMIINS                         3.1       Custom     NT/W95          X
------------------------------------------------------------------------------------------
Peoplesoft                      5.1    Peoplesoft    NT/W95          X
------------------------------------------------------------------------------------------
NT                                4     Microsoft    NT/W95          X
------------------------------------------------------------------------------------------
Interleaf                       6.1     Interleaf    NT/W95          X
------------------------------------------------------------------------------------------
Visio Technical                 4.5       Visio      NT/W95          X
------------------------------------------------------------------------------------------
ASPPP97                          3      Corporate    NT/W95          X
------------------------------------------------------------------------------------------
DOS                             6.22    Microsoft    NT/W95          X
------------------------------------------------------------------------------------------
AutoCAD                          13     AutoDesk     NT/W95          X
------------------------------------------------------------------------------------------
AutoCAD                          12     AutoDesk     NT/W95          X
------------------------------------------------------------------------------------------
CADStar                       2.2.2.4   AutoDesk     NT/W95          X
------------------------------------------------------------------------------------------
DatalO (Futurenet)                      Futurenet    NT/W95          X
------------------------------------------------------------------------------------------
Windows                         3.1     Microsoft    NT/W95          X
------------------------------------------------------------------------------------------
Windows                        3.11     Microsoft    NT/W95          X
------------------------------------------------------------------------------------------
MS Word                          6      Microsoft    NT/W95          X
------------------------------------------------------------------------------------------
MSExcel                          5      Microsoft    NT/W95          X
------------------------------------------------------------------------------------------
MSPowerpnt                       4      Microsoft    NT/W95          X
------------------------------------------------------------------------------------------
HP Unix Desktop
------------------------------------------------------------------------------------------
oce3-2/ANSYS                    5.3       ANSYS      HP 9000         X
------------------------------------------------------------------------------------------
oce305/UGII                     9.1       UGII       HP 9000         X
------------------------------------------------------------------------------------------
oce306/ProE                     IS         PTC       HP9000          X
------------------------------------------------------------------------------------------
oce307/Mentor Graphics          B.4      Mentor      HP 9000         X
------------------------------------------------------------------------------------------
oce3l8/Intercap                7.83     Intercap     HP 9000         X
------------------------------------------------------------------------------------------
oce319/interleaf                 6      Interleaf    HP 9000         X
------------------------------------------------------------------------------------------
oce322/IDEAS                     5        SDRC       HP 9000         X
------------------------------------------------------------------------------------------
IBM (Ocean Systems Specific)
------------------------------------------------------------------------------------------

                                                        Support Provided by:
                                                                Local

System/Application        Version   Vendor    Platform  Infrastructure  App. Support
------------------------------------------------------------------------------------
Payroll Distr. (HP & SP)  Custom   Corporate     IBM                          X
------------------------------------------------------------------------------------
Sun Unix Desktop
------------------------------------------------------------------------------------
SW Development                     VX-Works   VX-Works         X
------------------------------------------------------------------------------------
Signal Processing                   AP-Labs    AP-Labs         X
------------------------------------------------------------------------------------

      GlobalLink Software Licenses

      GlobalLink is an AlliedSignal corporate initiative that focused on upgrading the desktop and server infrastructure and software at all divisions to a common level of performance. These upgrades would allow AlliedSignal to roll out corporate based software applications and economize on desktop support given the common software / infrastructure.

      Ocean Systems did not receive any hardware improvements from this initiative. The division did receive, and is being charged, for software products covered under GlobalLink umbrella. These software products include all of the following (note that some of these products are not actually in use at this division but are being assessed none the less):

o 32-bit Desktop Operating System        o LANdesk (Electronic (NT or W95
                                           Inventory Tool - NOT USED)
o Netscape                               o Microsoft Exchange (Email
o McAfee VirusScan                         Client Licenses - NOT USED)
o Netware 4.1 (Network Operating System  o Attachmate (IBM Connectivity
  -NOT USED)                               Tools)
o Managewise (Remote Desktop             o Office97
  Management Tool - NOT USED)            o Server Tools

This software was purchased at $278 / seat in 1996 and is being amortized over three-years ($74,319 per year).

If licenses were not part of the sale, the impact to Ocean Systems is as follows:

o Little or no impact related to current desktop operating system as most are already owned
o Requires procurement of replacement WEB tool (Netscape) and virus protection (McAfee)
o Impact related to IBM connectivity would depend on new owner IBM access requirements
o     Future impact related to desktop upgrades (NT, Office97, Microsoft
      Exchange)

      Software Licenses - ELAC

Software at ELAC, current through November 6, 1997

------------------------------------------------------------
Program                  Provider           Version  License
-------                  --------           -------  -------
------------------------------------------------------------
Transcend                3Com               6.0          250
------------------------------------------------------------
Powerchut Plus           APC                4.2.4          2
------------------------------------------------------------
ACAD                     AutoDesk           13             1
------------------------------------------------------------
ACAD                     AutoDesk           12             1
------------------------------------------------------------
C++                      Borland            3.1            5
------------------------------------------------------------
Paradox                  Borland                           1
------------------------------------------------------------
Pascal                   Borland            7.0            5
------------------------------------------------------------
Quatropro win            Borland                           1
------------------------------------------------------------
Arcserve                 Cheyenne           6.2            1
------------------------------------------------------------
Corel Draw               Corel Corporation  5.0           10
------------------------------------------------------------
Corel Flow               Corel Corporation  2.0           10
------------------------------------------------------------
Paisy                    GSI                               3
------------------------------------------------------------
VPPS                     Infor              4.5           75
------------------------------------------------------------
Landesk VirusProtect001  Intel              3.01           1
------------------------------------------------------------
Landesk VirusProtect002  Intel              3.01           1
------------------------------------------------------------
Landesk VirusProtect003  Intel              3.01           1
------------------------------------------------------------
Landesk VirusProtect004  Intel              3.01           1
------------------------------------------------------------
Varial                   isb                2.7           10
------------------------------------------------------------
Side Meeter              McAfee                           50
------------------------------------------------------------
Cobol                    Microfocus         3.2            5
------------------------------------------------------------
Infonnix                 Microfocus         7.1            5
------------------------------------------------------------
Foxpro Dos               Microsoft          2.0            5
------------------------------------------------------------
Foxpro Win               Microsoft          2.5            5
------------------------------------------------------------
MS Access                Microsoft          2.0           50
------------------------------------------------------------
MS-Mail                  Microsoft          3.2          150
------------------------------------------------------------
MS-Office                Microsoft          4.2           50
------------------------------------------------------------
MS-Projekt               Microsoft          4.0           15
------------------------------------------------------------

--------------------------------------------
Program       Provider     Version   License
-------       --------     -------   -------
--------------------------------------------
Windows 3.11  Microsoft     3.11         100
--------------------------------------------
Windows 95    Microsoft     4.00950       60
--------------------------------------------
Disc View     Microtest     4.10a          1
--------------------------------------------
LanWorkplac   Novell        16             5
--------------------------------------------
Manage Wise   Novell        2.1          250
--------------------------------------------
Manage Wise   Novell        2.1            5
--------------------------------------------
ManageWise    Novell        2.1            5
--------------------------------------------
ManageWise    Novell        2.1            5
--------------------------------------------
Netware00l    Novell        4.1           75
--------------------------------------------
Netware002    Novell        4.1           50
--------------------------------------------
Netware003    Novell        4.1           50
--------------------------------------------
Netware004    Novell        4.1          250
--------------------------------------------
Netware100    Novell        3.12           2
--------------------------------------------
Netware101    Novell        4.1            2
--------------------------------------------
Orcad         Orcad         4.0            6
--------------------------------------------
Easy-Archiv   Recognita     2000           1
--------------------------------------------
Unix102       SCO                          5
--------------------------------------------
PCNFS         SunSelect     5.1            5
--------------------------------------------
Rumba         SunSelect     4.0            2
--------------------------------------------
PCAnywhere    Symantec                     1
--------------------------------------------
PS-Gef        Weka Verlag   2.1            1
--------------------------------------------

      Confidentiality Agreements - Ocean Systems

----------------------------------------------------------------------------------------------------
                                                      Agreement  Effective    Term/       OS
       Company                    Subject              Number       Date     Expiry     Contact
----------------------------------------------------------------------------------------------------
ADI Limited              RAN ASSTASS SEA 11000         96-033     11/6/96   10 years  A.J. Garber
----------------------------------------------------------------------------------------------------
ADI Limited              Underwater Warfare Business   95-007     4/10/95   3
----------------------------------------------------------------------------------------------------
Aero International       International Spares          95-010               3 years   P.A. Boskovich
----------------------------------------------------------------------------------------------------
Agusta/Italy             Quality Assurance Survey                 4/28/97   1 year    L. Daniels
----------------------------------------------------------------------------------------------------
Albion Group Intl. Inc.  Hellenic Navy Offset          95-013     7/12/95   3 years   J. Hall/L.
                                                                                      Daniels
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Alliant Techsys.      Seismic data                     96-027      10/16/97  3 years  A.J. Garber
--------------------------------------------------------------------------------------------------
Atlantic Aero
Elect Corp.           Various                          95-001      1/17/95   3 years  A.J. Garber
--------------------------------------------------------------------------------------------------
Australian Defense
Industries            Undersea Warfare Business        95-007      5/10/95   3 years  K.D. Adams
--------------------------------------------------------------------------------------------------
Atlantic Aero
Elect. Corp.          Foreign Integrated Sonar Suites  95-0 17     8/21/95   3 years  A.J. Garber
--------------------------------------------------------------------------------------------------
AT&T                  Various Information                          8/7/95    2 years  D. Samsury
--------------------------------------------------------------------------------------------------
Babcock Intl.         Sonar 2087 Feasibility Study                 3/7/95    5 years  J. Caughey
--------------------------------------------------------------------------------------------------
BBN                   US Navy 6152                     97-0 15     5/30/97   1 year   A.J. Garber
--------------------------------------------------------------------------------------------------
Cambridge Bank Ltd.   Sonar Equip. Brazil/Peru         96-0 17     5/28/96   5 years  V. Riehl
--------------------------------------------------------------------------------------------------
Celsius Tech Sys.     Mine Counter Measurers           94-021      8/19/94   3 years  L. Daniels
--------------------------------------------------------------------------------------------------
Celsius Tech Sys.     Proprietary Info.                            11/14/97  5 years  J. Devine
--------------------------------------------------------------------------------------------------
Chesapeake Sciences   TARS                             95-0 18     8/28/95   3 years  A.J. Garber
--------------------------------------------------------------------------------------------------
Chesapeake Sciences   TB 16/BQ                                     10/18/94  4 years  R. Tomlinson
--------------------------------------------------------------------------------------------------
Chevron Petroleum     Bore Hole Seismic Multi Level    94-037      3/3/94    3 years  A.J. Garber
                      Receiver
--------------------------------------------------------------------------------------------------
Computing Devices     Maritime Helicopter              95-014      7/14/95   3 years  J. Anderson
--------------------------------------------------------------------------------------------------
C-Tech                Y52000                           96-029      10/2/96   2 years  J. Roscigno
--------------------------------------------------------------------------------------------------
DAF Special Products  NH-90                            96-006      2/15/96   3 years  D. Webb
--------------------------------------------------------------------------------------------------
DRA                   Hunt Class Mid Life                          11/22/96  1 year   A.J. Garber
--------------------------------------------------------------------------------------------------
Defense Evaluation
Research Agency       Defense Hunt Class Mid Life                  11/27/96  1 year   A.J. Garber
--------------------------------------------------------------------------------------------------
Devonport Management
Ltd.                  Sonar 2087/Type 23 Frigates      96-007      2/13/96   3 years  A.J. Garber
--------------------------------------------------------------------------------------------------
Durodyne, Inc.        Epichlorohydrin rubber compound  88-01 4/DA  5/1/88    10 years J. Andersen
--------------------------------------------------------------------------------------------------
Dynacon, Inc.         LFATS Handling System            94-023      6/2/94    3 years  A.J. Garber
--------------------------------------------------------------------------------------------------
E-Systems Montek      Siesmic Receiving                95-012      6/28/95   3 years  A.J. Garber
--------------------------------------------------------------------------------------------------
Electramotive         TB16 Towed Array                             11/12/93  3 years  J. Proko
--------------------------------------------------------------------------------------------------
FIAR                  NH-90                            96-005      1/18/96   3 years  D. Webb
--------------------------------------------------------------------------------------------------
Fokker Aviation       EMD                              97-008      2/4/97    1 year   S. McDonald
--------------------------------------------------------------------------------------------------
Greenblatt            MCDV                             95-004      3/27/95   3 years  L. Daniels
--------------------------------------------------------------------------------------------------
Goldstar              ATE                                          11/24/82  5 years  B. Polaski
--------------------------------------------------------------------------------------------------
Geo Test Inc.         AQS-18 Test Equipm               95-032      12/14/95  3 years  L. Daniels
--------------------------------------------------------------------------------------------------
Hughes Naval Marine   Airborne Sonar Sys.              96-026/1    5/13/97   2 years  R. Husar
--------------------------------------------------------------------------------------------------
Hughes Naval Marine   Surface Ship Programs            96-026      8/9/96    2 years  R. Husar
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Hewlett Packard          Weapons Replaceable Assy. Test Set  96-002  1/8/96    3 years   L. Daniels
-------------------------------------------------------------------------------------------------------
Hollandse
Signaalapparten          Alkmaar class mine counter          97-007  1/23/97   2 years   S. McDonald
-------------------------------------------------------------------------------------------------------
Kaman Aerospace          AQS-18 Dipping Sonar SH-2G          94-019  7/19/95   5 years   L. Daniels
-------------------------------------------------------------------------------------------------------
Loral Canada             Maritime Helicopter Program                 7/29/95   10 years  J. McDermott
-------------------------------------------------------------------------------------------------------
Lockheed Martin          Canadian Remote Minehunting Sonar   95-024  12/19/95  3 years   A.J. Garber
-------------------------------------------------------------------------------------------------------
Loral ASIC               B2TC                                        5/28/95   10 years  A.J. Garber
-------------------------------------------------------------------------------------------------------
Litton Sys.              Acoustic Sensor Array Systems               5/24/96   5 years   L. DiRienzo
-------------------------------------------------------------------------------------------------------
Northop Grumman          Hybrids                             95.020  9/15/95   3 years   J.P. Andersen
-------------------------------------------------------------------------------------------------------
NUWC                     Wide-Band Omni Telemetry Sys.               10/31/96            A.J. Garber
-------------------------------------------------------------------------------------------------------
Optiphase                Fiber Optic Technologies            96-003  1/10/96   3 years   A.J. Garber
-------------------------------------------------------------------------------------------------------
Paulsson Geo
Svc. Inc.                Boreholde Seismic Systems                   11/22/96  1 year
-------------------------------------------------------------------------------------------------------
Penn State               LELFAS                              96-034  12/17/96  3 years   V. Riehl
-------------------------------------------------------------------------------------------------------
Raytheon Electronics     LFATS/Taiwan/Australian/Spanish             10/25/96  2 years   V. Riehl
-------------------------------------------------------------------------------------------------------
Raytheon Electronics     Y52000/Italian Navy ASW Frig        7/2/96  5 years
-------------------------------------------------------------------------------------------------------
STN Atlas                Undersea Warfare Business           95-006  4/25/95   3 years   K. Adams
-------------------------------------------------------------------------------------------------------
STN Atlas Australia      ASSTASS LFAPS                               2/11/97   1 year    D. MacCulloch
-------------------------------------------------------------------------------------------------------
Signal Processing Sys.   Norwegian Towed Array               97-014  5/23/97   3 years   W. Tally
-------------------------------------------------------------------------------------------------------
Sikorsky Aircraft        Job Shoppers                                11/22/96  7 years   D. Bennett
-------------------------------------------------------------------------------------------------------
Transfield Defense Sys.  SEA 1000 Australian Surface Ship            8/6/96    10 years  J. Winters
                         Towed
-------------------------------------------------------------------------------------------------------
3M Specialty Optical
Fibers                   Fiber Optic Technologies            95-029  11/30/95  3 years   A.J. Garber
-------------------------------------------------------------------------------------------------------
Taiwan Int Standard      S-70C Offset                        96-010  5/11/96   5 years   J. Corso/
Electronics Ltd.                                                                         J. Winter
-------------------------------------------------------------------------------------------------------
Witten Technologies      Mine Warfare                        94-030  7/11/94   3 years   A.J. Garber
-------------------------------------------------------------------------------------------------------
Whitehead Alenia
Sistemi Subacquci        Undersea Warfare Business           95-003  4/27/95   3 years   S. Schorer
-------------------------------------------------------------------------------------------------------

         Confidentiality Agreements - ELAC
         ---------------------------------

                     95-01-01                                 Marimatek
                     95-01-02                                 SeaBeam
                     95-01-03                                 Qubit
                     95-01-04
                     95-01-05                                 Ultra Electronics
                     95-01-06                                 BASYS Marine Ltd.

                     95-01-07                                 BAeSEMA
                     95-01-08                                 Westinghouse
                     96-01-01                                 Evia
                     96-01-02                                 Mjellum & Carlson
                     96-01-03                                 Reson
                     96-01-04                                 Raytheon Anschutz
                     96-01-05                                 HDW
                     96-01-06                                 Elektro-Optik GmbH
                     97-01-01                                 SEPA
                     97-01-02
                     97-01-06                                 Sonatech
                     97-01-07                                 NautroniX
                     97-01-08                                 EdgeTech
                     97-01-09                                 Kongsberg
                     97-01-10                                 Camber Corp.

                Schedule 4.6(c) - Licensed Intellectual Property

See also Intellectual Property expiration information contained in Schedule 4.6(a).

Intellectual Property to be Licensed to Purchaser

o Armour Cable for Airborne Dipping Sonar
o Impact Resistant, Lightweight, Composite Sonar Panels
o Improved Clutter Rejection Algorithms
o Lead Magnesium Niobate (PMN) Activer Sonar Source Material
      US Patent No. 5,239,518
o Piezoelectric Ceramic Copolymer
      US Patent Application No. 08/618690
o Autonomous Underwater Mine Hunting Algorithms
o Enhanced Thickness Piezoelectric Polymer/Ceramic Composite Active Transducer

                     Schedule 4.6(d) - Intellectual Property

      The following Intellectual Property agreements may involve certain third party rights.

       License and Technical Assistance Agreements, between AlliedSignal and:
            ELAC, dated July 18, 1995
            Compagnia Generale Di Elettricita, dated December 1, 1970 Aero International, Inc., dated April 26, 1996, and amendment dated June 10, 1997
            Mitsubishi Heavy Industries, Ltd., dated February 2, 1989

       Manufacturing License Agreement, between AlliedSignal and:
            Aeronautica Industrial, S.A., dated July 16, 1990

      Technical Assistance and Manufacturing License Agreement, between ELAC and:
            The Kildare Corporation, dated March 15, 1993

      Confidentiality Agreements - Ocean Systems

                                                                Agreement  Effective    Term/       OS
        Company                          Subject                 Number      Date      Expiry     Contact
--------------------------------------------------------------------------------------------------------------
ADI Limited                    RAN ASSTASS SEA 11000             96-033    11/6/96    10 years  A.J. Garber
--------------------------------------------------------------------------------------------------------------
ADI Limited                    Underwater Warfare Business       95-007    4/10/95    3
--------------------------------------------------------------------------------------------------------------
Aero International             International Spares              95-010               3 years   P.A. Boskovich
--------------------------------------------------------------------------------------------------------------
Agusta/Italy                   Quality Assurance Survey                    4/28/97    1 year    L. Daniels
--------------------------------------------------------------------------------------------------------------
Albion Group Intl. Inc.        Hellenic Navy Offset              95-013    7/12/95    3 years   J. Hall/L.
                                                                                                Daniels
--------------------------------------------------------------------------------------------------------------
Alliant Techsys.               Seismic data                      96-027    10/16/97   3 years   A.J. Garber
--------------------------------------------------------------------------------------------------------------
Atlantic Aero Elect Corp.      Various                           95-001    1/17/95    3 years   A.J. Garber
--------------------------------------------------------------------------------------------------------------
Australian Defense Industries  Undersea Warfare Business         95-007    5/10/95    3 years   K.D. Adams
--------------------------------------------------------------------------------------------------------------
Atlantic Aero Elect. Corp.     Foreign Integrated Sonar Suites   95-017    8/21/95    3 years   A.J. Garber
--------------------------------------------------------------------------------------------------------------
AT&T                           Various Information                         8/7/95     2 years   P. Saxnsury
--------------------------------------------------------------------------------------------------------------
Babcock Intl.                  Sonar 2087 Feasibility Study                3/7/95     5 years   J. Caughey
--------------------------------------------------------------------------------------------------------------
BBN                            US Navy 6152                      97-015    5/30/97    1 year    A.J. Garber
--------------------------------------------------------------------------------------------------------------
Cambridge Bank Ltd.            Sonar Equip. Brazil/Peru          96-017    5/28/96    5 years   V. Riehl
--------------------------------------------------------------------------------------------------------------
Celsius Tech Sys.              Mine Counter Measurers            94-021    8/19/94    3 years   L. Daniels
--------------------------------------------------------------------------------------------------------------
Celsius Tech Sys.              Proprietary Info.                           11/14/97   5 years   J.Devine
--------------------------------------------------------------------------------------------------------------
Chesapeake Sciences            TARS                              95-018    8/28/95    3 years   A.J. Garber
--------------------------------------------------------------------------------------------------------------
Chesapeake Sciences            TB16/BQ                                     10/18/94   4 years   R.Tomlinson
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Chevron Petroleum                   Bore Hole Seismic Multi Level       94-037     3/3/94    3 years   A.J. Garber
                                    Receiver
--------------------------------------------------------------------------------------------------------------------
Computing Devices                   Maritime Helicopter                 95-014     7/14/95   3 years   J. Anderson
--------------------------------------------------------------------------------------------------------------------
C-Tech                              Y52000                              96-029     10/2/96   2 years   J. Roscigno
--------------------------------------------------------------------------------------------------------------------
DAF Special Products                NH-90                               96-006     2/15/96   3 years   D. Webb
--------------------------------------------------------------------------------------------------------------------
DRA                                 Hunt Class Mid Life                            11/22/96  1 year    A.J. Garber
--------------------------------------------------------------------------------------------------------------------
Defense Evaluation Research Agency  Defense Hunt Class Mid Life                    11/27/96  1 year    A.J. Garber
--------------------------------------------------------------------------------------------------------------------
Devonport Management Ltd.           Sonar 2087/Type 23 Frigates         96-007     2/13/96   3 years   A.J. Garber
--------------------------------------------------------------------------------------------------------------------
Durodyne, Inc.                      Epichlorohydrin rubber compound     88-014/DA  5/1/88    10 years  I. Andersen
--------------------------------------------------------------------------------------------------------------------
Dynacon, Inc.                       LFATS Handling System               94-023     6/2/94    3 years   A.J. Garber
--------------------------------------------------------------------------------------------------------------------
E-Systems Montek                    Siesmic Receiving                   95-012     6/28/95   3 years   A.J. Garber
--------------------------------------------------------------------------------------------------------------------
Electramotive                       TB16 Towed Array                               11/12/93  3 years   J. Proko
--------------------------------------------------------------------------------------------------------------------
FIAR                                NH-90                               96-005     1/18/96   3 years   D. Webb
--------------------------------------------------------------------------------------------------------------------
Fokker Aviation                     EMD                                 97-008     2/4/97    1 year    S. McDonald
--------------------------------------------------------------------------------------------------------------------
Greenblatt                          MCDV                                95-004     3/27/95   3 years   L. Daniels
--------------------------------------------------------------------------------------------------------------------
Goldstar                            ATE                                            11/24/82  5 years   B. Polaski
--------------------------------------------------------------------------------------------------------------------
Geo Test Inc.                       AQS-18 Test Equipm                  95-032     12/14/95  3 years   L. Daniels
--------------------------------------------------------------------------------------------------------------------
Hughes Naval Marine                 Airborne Sonar Sys.                 96-026/1   5/13/97   2 years   R. Husar
--------------------------------------------------------------------------------------------------------------------
Hughes Naval Marine                 Surface Ship Programs               96-026     8/9/96    2 years   R. Husar
--------------------------------------------------------------------------------------------------------------------
Hewlett Packard                     Weapons Replaceable Assy. Test Set  96-002     1/8/96    3 years   L. Daniels
--------------------------------------------------------------------------------------------------------------------
Hollandse Signaalapparten           Alkmaar class mine counter          97-007     1/23/97   2 years   S. McDonald
--------------------------------------------------------------------------------------------------------------------
Kaman Aerospace                     AQS-18 Dipping Sonar SH-2G          94-019     7/19/95   5 years   L. Daniels
--------------------------------------------------------------------------------------------------------------------
Loral Canada                        Maritime Helicopter Program                    7/29/95   10 years  I. McDermott
--------------------------------------------------------------------------------------------------------------------
Lockheed Martin                     Canadian Remote Minehunting Sonar   95-024     12/19/95  3 years   A.J. Garber
--------------------------------------------------------------------------------------------------------------------
Loral ASIC                          B2TC                                           5/28/95   10 years  A.J. Garber
--------------------------------------------------------------------------------------------------------------------
Litton Sys.                         Acoustic Sensor Array Systems                  5/24/96   5 years   L. DiRienzo
--------------------------------------------------------------------------------------------------------------------
Northop Grumman                     Hybrids                             95-020     9/15/95   3 years   J.P. Andersen
--------------------------------------------------------------------------------------------------------------------
NUWC                                Wide-Band Omni Telemetry Sys.                  10/31/96            A.J. Garber
--------------------------------------------------------------------------------------------------------------------
Optiphase                           Fiber Optic Technologies            96-003     1/10/96   3 years   A. 3. Garber
--------------------------------------------------------------------------------------------------------------------
Paulsson Geo Svc. Inc.              Boreholde Seismic Systems                      11/22/96  1 year
--------------------------------------------------------------------------------------------------------------------
Penn State                          LELFAS                              96-034     12/17/96  3 years   V. Riehl
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Raytheon Electronics         LFATS/Taiwan/Australian/Spanish           10/25/96  2 years   V. Riehl
--------------------------------------------------------------------------------------------------------
Raytheon Electronics         YS2000/Italian Navy ASW Frig              7/2/96    5 years
--------------------------------------------------------------------------------------------------------
STN Atlas                    Undersea Warfare Business         95-006  4/25/95   3 years   K. Adams
--------------------------------------------------------------------------------------------------------
STN Atlas Australia          ASSTASS LFAPS                             2/11/97   1 year    D. MacCulloch
--------------------------------------------------------------------------------------------------------
Signal Processing Sys.       Norwegian Towed Array             97-014  5/23/97   3 years   W. Tally
--------------------------------------------------------------------------------------------------------
Sikorsky Aircraft            Job Shoppers                              11/22/96  7 years   D. Bennett
--------------------------------------------------------------------------------------------------------
Transfield Defense Sys.      SEA 1000 Australian Surface Ship          8/6/96    10 years  J. Winters
                             Towed
--------------------------------------------------------------------------------------------------------
3M Specialty Optical Fibers  Fiber Optic Technologies          95-029  11/30/95  3 years   A.J. Garber
--------------------------------------------------------------------------------------------------------
Taiwan Int Standard          S-70C Offset                      96-010  5/11/96   5 years   J. Corso/
Electronics Ltd.                                                                           J. Winter
--------------------------------------------------------------------------------------------------------
Witten Technologies          Mine Warfare                      94-030  7/11/94   3 years   A.J. Garber
--------------------------------------------------------------------------------------------------------
Whitehead Alenia Sistemi     Undersea Warfare Business         95-003  4/27/95   3 years   S. Schorer
Subacquei
--------------------------------------------------------------------------------------------------------

         Confidentiality Agreements - ELAC
         ---------------------------------

                  95-01-01                               Marimatek
                  95-01-02                               SeaBeam
                  95-01-03                               Qubit
                  95-01-04
                  95-01-05                               Ultra Electronics
                  95-01-06                               BASYS Marine Ltd.
                  95-01-07                               BAeSEMA
                  95-01-08                               Westinghouse
                  96-01-01                               Evia
                  96-01-02                               Mjellum & Carlson
                  96-01-03                               Reson
                  96-01-04                               Raytheon Anschfltz
                  96-01-05                               HDW
                  96-01-06                               Elektro-Optik GmbH
                  97-01-01                               SEPA
                  97-01-02
                  97-01-06                               Sonatech
                  97-01-07                               Nautronix
                  97-01-08                               EdgeTech
                  97-01-09                               Kongsberg
                  97-01-10                               Camber Corp.

                            Schedule 4.7 - Contracts

         See also Schedule 4.12.

         Ocean Systems - Open Contracts over $75,000

Contract                          Contract Value      Country           Status
--------                          --------------      -------           ------

N00019-90-G-0200YC94                 471117.95          USA               OP
N00019-90-G-0200YC95                1645386.00          USA               OP
N00019-93-G-0131UU2K                 245635.00          USA               OP
N00019-97-G-00080001                8299107.00          USA               OP
N00019-97-G-0008UU0l                 348023.00          USA               OP
N00024-89-C-6066                   20440163.00          USA               OP
N00024-91-C-6501                   11539100.00          USA               OP
N00024-92-C-6225                    5963263.00          USA               OP
N00024-92-C-6502                   83243508.87          USA               OP
N00024-92-C-6503                   27614976.00          USA               OP
N00024-94-C-6152                    9464260.00          USA               OP
N00024-96-C-6214                   34217858.00          USA               OP
N00024-97-C-6375                     149911.00          USA               OP
N00104-96-P-G022                      81408.00          USA               OP
N00140-95-D-N083                     208958.00          USA               OP
N00140--97-D-E156                    131418.00          USA               OP
N00383-88-G-K3010108                 820326.88          USA               OP
N00383-88-G-K3010131                9460000.10          USA               OP
N00383-94-G-700N0020                 307778.00          USA               OP
N00383-94-G-700N0030                2742742.00          USA               OP
N00383-94-G-700N5045                3218001.12          USA               OP
N00383-94-G-700N5209                 266598.00          USA               OP
N00383-94-G-700N5212                 448500.00          USA               OP
N00383-94-G-700N5213                  77000.00          USA               OP
N00383-95-G-209N0002                 157836.00          USA               OP
N00383-95-G-2O9NUUIR                  79367.00          USA               OP
N00383-95-G-2O9NUUIT                  75108.00          USA               OP
N00383-95-G-209NUU51                 117108.00          USA               OP
N00383-95-G-209NUU55                 165960.00          USA               OP
N00383-95-G-209NUU57                 100500.00          USA               OP
N00383-95-G-209NUU65                 178536.00          USA               OP
N00383-95-G-209NUU66                 153500.00          USA               OP
N00383-95-G-209NUU68                  83060.00          USA               OP
N00383-95-G-209NUU69                  87888.00          USA               OP
N00383-95-G-209NUU76                 170072.00          USA               OP
N00383-95-G-209NUU77                 164572.00          USA               OP
N00383-95-G-209NUU91                 100500.00          USA               OP

N00383-95-G-209NUU92                 100500.00          USA               OP
N00383-95-G-209NUU93                 134000.00          USA               OP
N5588983                             149111.99          USA               OP
N66001-96-C-6008                     819118.00          USA               OP
N66604-92-C-1078                     288121.00          USA               OP
N66604-93-C-0788                     148716.00          USA               OP
N66604-97-M-5934                     100814.00          USA               OP
N68335-94-G-000IUU08                 153189.00          USA               OP
N68335-96-G-0047UU02                 152100.00          USA               OP
P015101                              106873.00          USA               OP
P7805158                            4862872.00          USA               OP
P7822564                             154500.00          USA               OP
R9525401                             357259.00          USA               OP
SP0960-97-M-0936                      95880.00          USA               OP
A1EO2546 - Aero International       4697043.00          VAR- Non US       OP
W8472-5-BGV1                        3309635.27          CAN               OP
P7900173                           25843178.00          CHN               OP
0774888                            20566000.00          EGY               OP
GWG864609                            378168.00          GBR               OP
SSDW1/434                            429712.00          GBR               OP
7/1994                              5017476.00          GRC               OP
P7870275                            3879870.00          GRC               OP
1248USA                            25818944.00          ITA               OP
31-1/96                              237671.00          ITA               OP
L40870                              1649997.00          ITA               OP
1E295                                 86880.00          JPN               OP
1E312                                963086.00          JPN               OP
1F449                                425999.00          JPN               OP
1F450                               1295177.00          JPN               OP
1F458                                103293.00          JPN               OP
1F480                                334691.00          JPN               OP
1F481                                979628.00          JPN               OP
1F483                                257503.00          JPN               OP
1F485                                127123.00          JPN               OP
1F496                                 76584.00          JPN               OP
1F509                                691160.00          JPN               OP
1F511                                129420.00          JPN               OP
1F514                                 95524.00          JPN               OP
56S265                                75754.00          JPN               OP
5S0226                              1680670.00          JPN               OP
5S0227                               919541.00          JPN               OP
5S250                               1751240.00          JPN               OP
5S251                               3502480.00          JPN               OP
5S252                               3502480.00          JPN               OP
5S253                               1751240.00          JPN               OP
5S257                                 75921.00          JPN               OP

5S258                                252534.00          JPN               OP
5S259                                398143.00          JPN               OP
5S260                                163056.00          YPN               OP
5S262                                919541.00          JPN               OP
5S265                                 75754.00          JPN               OP
5S266                                619421.00          JPN               OP
5S267                                 78446.00          JPN               OP
5S268                                158862.00          JPN               OP
5S270                                 86446.00          JPN               OP
5S271                                 92524.00          JPN               OP
5S276                                 99749.00          JPN               OP
5S277                                267555.00          JPN               OP
960050                               389850.00          KOR               OP
970050                               224977.00          KOR               OP
KFX-DPA-72DA57025                  29700000.00          KOR               OP
MGP-DGMIDAR-95-074                   122720.00          PER               OP
DNOl/96                              151793.00          PRT               OP
TURKEY 1                           15548572.00          TUR               OP
PA2314-C059                          272645.00          TWN               OP
PB4961-C067-POO                      281000.00          TWN               OP
ROCN                               25843178.00          TWN               OP
N00019-90-G-0200YCIF                  83400.00          USA               OP
N00019-90-G-0200YC93                 715362.76          USA               OP

Ocean Systems - Open POs Over $75,000
-------------------------------------

PO No.  PO Value    Status  Open Amt    Pd Amt    Vendor ID  Vendor Name
------  --------    ------  --------    ------    ---------  -----------
A00458  $   81,547  Open    $   63,245  $ 18,302  80863      SPECTRUM ENGINEERING CORP.
A00493  $1,059,969  Open    $  345,849  $714,120  70212      PRECISION INTERCONNECT
A00499  $  731,090  Open    $  255,965  $475,125  00169      AT&T
A00573  $  115,000  Open    $   65,000  $ 50,000  65109      OCEAN PROJECTS ASSOCIATES
A01277  $  185,600  Open    $  185,600            29152      DYNACON, INC.
A01597  $  115,961  Open    $  106,734  $  9,227  65109      OCEAN PROJECTS ASSOCIATES
A46821  $  178,423  Open    $        1  $178,423  81041      SPIRATEX COMPANY
A48903  $5,000,000  Open    $5,000,000            16113      CDI CORPORATION WEST
A48904  $  500,000  Open    $  500,000            81750      STANDARD REGISTER
B00541  $  375,000  Open    $  375,000            72749      RAM TEK BUSINESS CO
B01149  $  333,750  Open    $  333,750            47287      INTERTEK TECHN. SERVICES
B01263  $  200,000  Open    $  200,000            29744      EGGHEAD SOFTWARE
B01742  $  106,000  Open    $  100,800  $  5,200  63168      NAVAL UNDERWATER SYSTEMS
B03266  $  155,760  Open    $  155,760            04216      ALLIEDSIGNAL AEROSPACE CO.
B04402  $  436,000  Open    $  436,000            56881      FORSYTHE MCARTHUR
B04984  $  136,751  Open    $       --  $136,751  64014      NORMALAIR GARRETT LIMITED
B05158  $  111,000  Open    $  111,000            52284      LAIDLAW ENVIRONMENTAL
B05579  $  152,500  Open    $  152,500            72935      RAWLINGS MECHANICAL CORP.
B05829  $  150,000  Open    $  150,000            27698      DIGITAL SYSTEM RESOURCES
B05859  $  160,000  Open    $  160,000            22781      COMPUDRAFT
B06572  $   98,950  Open    $   98,950            18762      CARRIER BUILDING SERVICES
B07260  $  152,770  Open    $  139,735  $ 13,035  41300      HAMILTONIAYNET ELECTRONIC
B07471  $  240,750  Open    $   35,310  $205,440  72805      RANTEC COMPANY

B07815  $  432,000  Open  $  432,000            89966  VP AND ASSOCIATES
B07816  $  140,000  Open  $  140,000            83135  STREAMLINE SYSTEM INTEGRA
B07875  $  123,410  Open  $   81,866  $ 41,544  42916  HERMETIC SEAL CORP.
C00l14  $  145,000  Open  $  145,000            32469  ENTEX INFORMATION SERVICES
C00954  $  112,975  Open  $    5,575  $107,400  65109  OCEAN PROJECTS ASSOCIATES
C01624  $  139,600  Open  $  139,600            75689  ROMIC ENVIRONMENTAL TECH.
C02490  $  200,000  Open  $  200,000            47873  JAMAR PACKAGING CO., INC.
C03546  $   98,000  Open  $   98,000            19035  CAPTAIN C.J. CAUGHEY RN (RET)
C03692  $  153,400  Open  $  153,400            92011  WACKENHUT CORP.
C03842  $  547,580  Open  $   80,135  $467,447  69973  POWERTECH INC.
C04282  $  160,000  Open  $  160,000            72935  RAWLINGS MECHANICAL CORP.
C06070  $  231,951  Open  $  231,951            52935  R E LEE DESIGN
C06215  $   75,270  Open  $   73,101  $  2,169  62372  NATEL ENGINEERING CO., IN
D00281  $  200,000  Open  $  200,000            27310  JOHN DEVINE
D00401  $   96,900  Open  $   96,900            19010  CATALINA COMPUTER SOLUTIONS
D00522  $   85,000  Open  $   85,000            89966  VP AND ASSOCIATES
D00528  $   84,450  Open  $   84,450            26748  DELTA CONSULTING SERVICES
D00553  $   85,000  Open  $   85,000            32469  ENTEX INFORMATION SERVICES
D00768  $   77,175  Open  $   77,175            03086  AIRFLYTE ELECTRONICS CO.
D00815  $  190,400  Open  $   27,200  $163,200  23230  CONSOLIDATED PRODUCTS CORP.
D00821  $   99,900  Open  $   99,900            26382  DIS RESEARCH
D01326  $  189,909  Open  $   20,000  $169,909  72935  RAWLINGS MECHANICAL CORP.
D01546  $   78,000  Open  $   78,000            03955  ALL PHASE ELECTRIC SUPPLY
D01619  $  100,000  Open  $  100,000            28352  DOUBLE "3" PACKAGING CO., INC.
D01646  $  227,916  Open  $  227,916            52935  R E LEE DESIGN
D01714  $  480,585  Open  $  325,962  $154,623  76365  SMTEK, INC.
D02115  $   75,226  Open  $   51,718  $ 23,508  20582  CICON ENGINEERING, INC.
D03621  $  120,000  Open  $  120,000            72935  RAWLINGS MECHANICAL CORP.
D04093  $   96,600  Open  $   96,600            23230  CONSOLIDATED PRODUCTS CORP.
D04316  $  151,265  Open  $  151,265            70212  PRECISION INTERCONNECT
D04599  $   79,468  Open  $   79,468            62372  NATEL ENGINEERING CO., INC.
Y23066  $  143,500  Open  $  143,500            12628  BIG 3 INDUSTRIES, INC.
Y27874  $  422,114  Open  $   81,122  $340,992  56881  FORSYTHE MCARTHUR
738189  $  110,000  Open  $  110,000            25171  DVR ENTERPRISE
740850  $  250,000  Open  $  250,000            29742  EGGHEAD DISCOUNT SOFTWARE
Z40937  $1,012,000  Open  $1,012,000            92011  WACKENHUT
740952  $  647,220  Open  $  634,685  $ 12,535  56881  FORSYTHE MCARTHUR

Ocean Systems - Marketing Consulting Agreements*
      Sigma International, dated June 1, 1995           Guy Reynolds
      Reynolds Beckwith                                 Kerry Stephen
      LeeCor, Inc. (Ronald Beckwith)                    Omicron Corp.
      John Caughy                                       SMAT, Est.
      John Devine                                       Kuo-Chun, Henry Feng
      John McDermott

Ocean Systems - International Service Representative Agreements*
      C.I.E.R., dated June 30, 1996
      Sigma International, dated June 1, 1995
      Atkem, A.S., dated July 7, 1997

Ocean Systems - Sales Representative Agreements*

      Taewoos LLC, dated January 7, 1995
      Hollinda N.V., dated August 1, 1995
      Itochu Aviation, Inc., dated October 1, 1994
      Siam Aviation Company, Ltd., dated November 1, 1995
      Benavia AB, dated October 1, 1995
      Panamerica Organization Properties, Inc., dated November 1, 1995 Hovet & Co., dated October 1, 1995
      Compania Aeronautica Espanola, S.A, dated October 1, 1995
      Aktem A.S., dated March 1, 1997
      Top Entity, dated January 1, 1997
      Sistemas Electronicos S.A., dated June 1, 1997
      J.C. Rangel, Representacoes Ltd., dated June 1, 1997
      Alberto Maria Bravo & Filhos, dated July 1, 1997
      Southwest Trading Company, dated April 1, 1997
      Technica De Electronica Y Metalurgia (TADEM), dated July 1, 1997 Aero Precision Industries, Inc., dated June 1, 1997
      BD Miltech Ltd., July 1, 1997
      Mereit Lab Corporation, dated August 1, 1997

Ocean Systems - Computer Equipment Leases*

Vendor Name                Expires             Equipment Description
-----------                -------             ---------------------
Forsythe McArthur Assoc.   August 7, 1998      VAX7620
                                               VAX4100
                                               MTI CIQBU adaptor
                                               high capacity tape drive

Forsythe McArthur Assoc.   August 31, 1998     VAX6610

Forsythe McArthur Assoc.   August 31, 1998     MicroTechnology Raid Disk Farm
                                               and associated devices

Forsythe McArthur Assoc.   January 14, 1999    SUN Spark 20

Ocean Systems - Information Technology Service Agreements*

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Type of
             Vendor Name                       Service Agreement Description                Coverage            Expires
------------------------------------------------------------------------------------------------------------------------------------
          Xerox Corporation                 HW maintenance (208017080 printers)            Maintenance          9/26/97
------------------------------------------------------------------------------------------------------------------------------------
          Hewlett - Packard              Workstation Operating System Maintenance          Maintenance          9/30/97
------------------------------------------------------------------------------------------------------------------------------------
        Cabletron Systems Inc.            Network Infrastructure maint (software)          Maintenance          9/30/97
------------------------------------------------------------------------------------------------------------------------------------
         Omega Logistics Int                    Logistics software (DILSA)                 Maintenance         10/15/97
------------------------------------------------------------------------------------------------------------------------------------
 Sterling Design Engineering Systems      Vmetric - EDCAS - System Design Utility          Maintenance         10/15/97
------------------------------------------------------------------------------------------------------------------------------------
               Tornado                         Software Development toolkit                Maintenance         10/31/97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     Parametric Technology Corp.                 Designer software (Pro-E)                 Maintenance         11/11/97
------------------------------------------------------------------------------------------------------------------------------------
                Cincom                         MRP utilities USER FEE (QRW)                Maintenance         11/20/97
------------------------------------------------------------------------------------------------------------------------------------
       Micro-Frame Technologies              PC based estimating (Microframe)              Maintenance          12/1/97
------------------------------------------------------------------------------------------------------------------------------------
          Executive Software                 Disk de-fragmentation (Diskeeper)             Maintenance         12/14/97
------------------------------------------------------------------------------------------------------------------------------------
            Intersolv Inc                       Software config mgmt (PVCS)                Maintenance         12/30/97
------------------------------------------------------------------------------------------------------------------------------------
       Struct. Dyn. Res. Corp.                          CAD (IDeas)                        Maintenance         12/30/97
------------------------------------------------------------------------------------------------------------------------------------
       Digital Equipment Corp.               HW & SW maintenance (VAXcluster)              Maintenance         12/31/97
------------------------------------------------------------------------------------------------------------------------------------
   Silverado Software & Consultants           Analysis SW maintenance (ANSYS)              Maintenance          1/2/98
------------------------------------------------------------------------------------------------------------------------------------
       Intercap Graphics System              Technical Illustration (Intercap)             Maintenance          1/8/98
------------------------------------------------------------------------------------------------------------------------------------
             Barr Systems                    Remote Printer (XEROX) RJE-RS232              Maintenance          1/9/98
------------------------------------------------------------------------------------------------------------------------------------
      West Coast Terminals, Inc.               Xerox FAX machine maintenance               Maintenance          1/23/98
------------------------------------------------------------------------------------------------------------------------------------
         Talaris Systems INC.                 Printer HW maintenance (3290s)               Maintenance          1/30/98
------------------------------------------------------------------------------------------------------------------------------------
             Zuken-Redac                               CAD (CADstar)                       Maintenance          2/20/98
------------------------------------------------------------------------------------------------------------------------------------
               Datalok                             Off-site tape storage                   Maintenance          2/27/98
------------------------------------------------------------------------------------------------------------------------------------
     Select Sfotware Tools, Inc.                 Select Yordon - FOR SSTO                  Maintenance          4/15/98
------------------------------------------------------------------------------------------------------------------------------------
                Amtek                            HW maintenance (HP 9000)                  Maintenance          4/30/98
------------------------------------------------------------------------------------------------------------------------------------
           Lasersource/DCI                    HW maintenance (Talaris 1590s)               Maintenance          4/30/98
------------------------------------------------------------------------------------------------------------------------------------
                 QMS                       HW maintenance (QM5860 laser printer)           Maintenance          4/30/98
------------------------------------------------------------------------------------------------------------------------------------
     Computer Upgrade Corporation                  AMASS SW maintenance                    Maintenance          4/30/98
------------------------------------------------------------------------------------------------------------------------------------
              Mathworks                   SW maintenance (MATLAB, float license)           Maintenance           5/1/98
------------------------------------------------------------------------------------------------------------------------------------
                Cincom                        MRP software USER FEE (Control)              Maintenance          6/24/98
------------------------------------------------------------------------------------------------------------------------------------
        Cabletron Systems Inc.            Network Infrastructure maint (hardware)          Maintenance          6/30/98
------------------------------------------------------------------------------------------------------------------------------------
                Muzak                                  Music on Hold                       Maintenance          6/30/98
------------------------------------------------------------------------------------------------------------------------------------
              Interleaf                       Desktop publishing (Interleaf)               Maintenance          8/28/98
------------------------------------------------------------------------------------------------------------------------------------
       Micro-Technologies (SI)               HW maintenance (CIQBA Controler)              Maintenance          8/31/98
------------------------------------------------------------------------------------------------------------------------------------
                Exide                          HW maintenance on UPS system                Maintenance          9/25/98
------------------------------------------------------------------------------------------------------------------------------------
                Oracle                          Database software (Oracle)                 Corporate/           2Q/each
                                                                                           Maintenance           year
------------------------------------------------------------------------------------------------------------------------------------
           Lasersource/DCI                  Blanket maintenance for HP printers              Blanket           12/30/97
------------------------------------------------------------------------------------------------------------------------------------
          Software Spectrum                     Supplies (software blanket)                  Blanket           12/31/97
------------------------------------------------------------------------------------------------------------------------------------
             DIS Research                 Capital/Supplies (blanket) - replace HW            Blanket           12/31/97
------------------------------------------------------------------------------------------------------------------------------------
       Graymar Business Systems                      Supplies (toner)                        Blanket            3/2/98
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               AP Labs                       Signal processing software (SUNs)          Blanket       3/6/98
------------------------------------------------------------------------------------------------------------------------------------
       Walker Richer and Quinn                          Reflection                      Blanket       3/10/98
------------------------------------------------------------------------------------------------------------------------------------
          Xerox Corporation                   HW maintenance (4050,4075,3700)           Blanket       3/31/98
------------------------------------------------------------------------------------------------------------------------------------

Ocean Systems - Confidentiality Agreements*

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Agreement     Effective       Term/            OS
         Company                           Subject                    Number         Date        Expiry         Contact
------------------------------------------------------------------------------------------------------------------------------------
ADI Limited                RAN ASSTASS SEA 11000                   96-033        11/6/96      10 years      A.J. Garber
------------------------------------------------------------------------------------------------------------------------------------
ADI Limited                Underwater Warfare Business             95-007        4/10/95      3
------------------------------------------------------------------------------------------------------------------------------------
Aero International         International Spares                    95-010                     3 years       P.A. Boskovich
------------------------------------------------------------------------------------------------------------------------------------
Agusta/Italy               Quality Assurance Survey                              4/28/97      1 year        L. Daniels
------------------------------------------------------------------------------------------------------------------------------------
Albion Group Intl. Inc.    Hellenic Navy Offset                    95-013        7/12/95      3 years       J. Hall/
                                                                                                            L. Daniels
------------------------------------------------------------------------------------------------------------------------------------
Alliant Techsys.           Seismic data                            96-027        10/16/97     3 years       A.J. Garber
------------------------------------------------------------------------------------------------------------------------------------
Atlantic Aero Elect        Various                                 95-001        1/17/95      3 years       A.J. Garber
Corp.
------------------------------------------------------------------------------------------------------------------------------------
Australian Defense         Undersea Warfare Business               95-007        5/10/95      3 years       K.D. Adams
Industries
------------------------------------------------------------------------------------------------------------------------------------
Atlantic Aero Elect.       Foreign Integrated Sonar Suites         95-017        8/21/95      3 years       A.J. Garber
Corp.
------------------------------------------------------------------------------------------------------------------------------------
AT&T                       Various Information                                   8/7/95       2 years       D. Samsury
------------------------------------------------------------------------------------------------------------------------------------
Babcock Intl.              Sonar 2087 Feasibility Study                          3/7/95       5 years       J. Caughey
------------------------------------------------------------------------------------------------------------------------------------
BBN                        US Navy 6152                            97-015        5/30/97      1 year        A.J. Garber
------------------------------------------------------------------------------------------------------------------------------------
Cambridge Bank Ltd.        Sonar Equip. Brazil/Peru                96-017        5/28/96      5 years       V. Riehl
------------------------------------------------------------------------------------------------------------------------------------
Celsius Tech Sys.          Mine Counter Measurers                  94-021        8/19/94      3 years       L. Daniels
------------------------------------------------------------------------------------------------------------------------------------
Celsius Tech Sys.          Proprietary Info.                                     11/14/97     5 years       J. Devine
------------------------------------------------------------------------------------------------------------------------------------
Chesapeake Sciences        TARS                                    95-018        8/28/95      3 years       A.J. Garber
------------------------------------------------------------------------------------------------------------------------------------
Chesapeake Sciences        TB16/BQ                                               10/18/94     4 years       R. Tomlinson
------------------------------------------------------------------------------------------------------------------------------------
Chevron Petroleum          Bore Hole Seismic Multi Level Receiver  94-037        3/3/94       3 years       A.J. Garber
------------------------------------------------------------------------------------------------------------------------------------
Computing Devices          Maritime Helicopter                     95-014        7/14/95      3 years       J. Anderson
------------------------------------------------------------------------------------------------------------------------------------
C-Tech                     YS2000                                  96-029        10/2/96      2 years       J. Roscigno
------------------------------------------------------------------------------------------------------------------------------------
DAF Special Products       NH-90                                   96-006        2/15/96      3 years       D. Webb
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DRA                        Hunt Class Mid Life                                   11/22/96     1 year        A.J. Garber
------------------------------------------------------------------------------------------------------------------------------------
Defense Evaluation         Defense Hunt Class Mid Life                           11/27/96     1 year        A.J. Garber
Research Agency
------------------------------------------------------------------------------------------------------------------------------------
Devonport Management Ltd.  Sonar 2087/Type 23 Frigates             96-007        2/13/96      3 years       A.J. Garber
------------------------------------------------------------------------------------------------------------------------------------
Durodyne, Inc.             Epichlorohydrin rubber compound         88-014/DA     5/1/88       10 years      J. Andersen
------------------------------------------------------------------------------------------------------------------------------------
Dynacon, Inc.              LFATS Handling System                   94-023        6/2/94       3 years       A.J. Garber
------------------------------------------------------------------------------------------------------------------------------------
E-Systems Montek           Siesmic Receiving                       95-012        6/28/95      3 years       A.J. Garber
------------------------------------------------------------------------------------------------------------------------------------
Electramotive              TB16 Towed Array                                      11/12/93     3 years       J. Proko
------------------------------------------------------------------------------------------------------------------------------------
FIAR                       NH-90                                   96-005        1/18/96      3 years       D. Webb
------------------------------------------------------------------------------------------------------------------------------------
Fokker Aviation            EMD                                     97-008        2/4/97       1 year        S. McDonald
------------------------------------------------------------------------------------------------------------------------------------
Greenblatt                 MCDV                                    95-004        3/27/95      3 years       L. Daniels
------------------------------------------------------------------------------------------------------------------------------------
Goldstar                   ATE                                                   11/24/82     5 years       B. Polaski
------------------------------------------------------------------------------------------------------------------------------------
Geo Test Inc.              AQS-18 Test Equipm                      95-032        12/14/95     3 years       L. Daniels
------------------------------------------------------------------------------------------------------------------------------------
Hughes Naval Marine        Airborne Sonar Sys.                     96-026/1      5/13/97      2 years       R. Husar
------------------------------------------------------------------------------------------------------------------------------------
Hughes Naval Marine        Surface Ship Programs                   96-026        8/9/96       2 years       R. Husar
------------------------------------------------------------------------------------------------------------------------------------
Hewlett Packard            Weapons Replaceable Assy. Test Set      96-002        1/8/96       3 years       L. Daniels
------------------------------------------------------------------------------------------------------------------------------------
Hollandse Signaalapparten  Alkmaar class mine counter              97-007        1/23/97      2 years       S. McDonald
------------------------------------------------------------------------------------------------------------------------------------
Kaman Aerospace            AQS-18 Dipping Sonar SH-2G              94-019        7/19/95      5 years       L. Daniels
------------------------------------------------------------------------------------------------------------------------------------
Loral Canada               Maritime Helicopter Program                           7/29/95      10 years      J. McDermott
------------------------------------------------------------------------------------------------------------------------------------
Lockheed Martin            Canadian Remote Minehunting Sonar       95-024        12/19/95     3 years       A.J. Garber
------------------------------------------------------------------------------------------------------------------------------------
Loral ASIC                 B2TC                                                  5/28/95      10 years      A.J. Garber
------------------------------------------------------------------------------------------------------------------------------------
Litton Sys.                Acoustic Sensor Array Systems                         5/24/96      5 years       L. DiRienzo
------------------------------------------------------------------------------------------------------------------------------------
Northop Grumman            Hybrids                                 95-020        9/15/95      3 years       J.P. Andersen
------------------------------------------------------------------------------------------------------------------------------------
NUWC                       Wide-Band Omni Telemetry Sys.                         10/31/96                   A.J. Garber
------------------------------------------------------------------------------------------------------------------------------------
Optiphase                  Fiber Optic Technologies                96-003        1/10/96      3 years       A.J. Garber
------------------------------------------------------------------------------------------------------------------------------------
Paulsson Geo Svc. Inc.     Boreholde Seismic Systems                             11/22/96     1 year
------------------------------------------------------------------------------------------------------------------------------------
Penn State                 LELFAS                                  96-034        12/17/96     3 years       V. Riehl
------------------------------------------------------------------------------------------------------------------------------------
Raytheon Electronics       LFATS/Taiwan/Australian/Spanish                       10/25/96     2 years       V. Riehl
------------------------------------------------------------------------------------------------------------------------------------
Raytheon Electronics       Y52000/Italian Navy ASW Frig                          7/2/96       5 years
------------------------------------------------------------------------------------------------------------------------------------
STN Atlas                  Undersea Warfare Business               95-006        4/25/95      3 years       K. Adams
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STN Atlas Australia        ASSTASS LFAPS                                         2/11/97      1 year        D. MacCulloch
------------------------------------------------------------------------------------------------------------------------------------
Signal Processing Sys.     Norwegian Towed Array                   97-014        5/23/97      3 years       W. Tally
------------------------------------------------------------------------------------------------------------------------------------
Sikorsky Aircraft          Job Shoppers                                          11/22/96     7 years       D. Bennett
------------------------------------------------------------------------------------------------------------------------------------
Transfield Defense Sys.    SEA 1000 Australian Surface Ship Towed                8/6/96       10 years      J. Winters
------------------------------------------------------------------------------------------------------------------------------------
3M Specialty Optical       Fiber Optic Technologies                95-029        11/30/95     3 years       A.J. Garber
Fibers
------------------------------------------------------------------------------------------------------------------------------------
Taiwan Int Standard        S-70C Offset                            96-010        5/11/96      5 years       J. Corso/
Electronics Ltd.                                                                                            J. Winter
------------------------------------------------------------------------------------------------------------------------------------
Witten Technologies        Mine Warfare                            94-030        7/11/94      3 years       A.J. Garber
------------------------------------------------------------------------------------------------------------------------------------
Whitehead Alenia           Undersea Warfare Business               95-003        4/27/95      3 years       S. Schorer
Sistemi Subacquei
------------------------------------------------------------------------------------------------------------------------------------

Ocean Systems - Retention Agreements*

      o Retention Agreements with key management (V. Davisson, V. Riehl, A. Logan, D. Dunlop, J. Roscigno, L. DiRienzo, M. Charley, B. Smith, S. Erdman), aggregate contingent payment of $199,400 for all eight managers (Purchaser responsibility).

      o Retention Agreement with Steve Schorer (AlliedSignal responsibility).

ELAC - Retention Agreements*

      o Retention Agreements with key management (L. Hogrefe, W. Tietz, G. Jordt), aggregate contingent payment of $108,200 for all three managers (Purchaser responsibility).

ELAC - Contracts Greater Than TDM 100.00

------------------------------------------------------------------------------------------------------------------------------------
3.2 Contracts, Value > TDM 100.0                                 Status: Cut-off 09/97
------------------------------------------------------------------------------------------------------------------------------------
     Customer            Enduser               Contents            Date of    Value of     Remaining         Last
                                                                  Contract    Contract      Backlog    Shipment/Service
                                                                                 TDM          TDM
------------------------------------------------------------------------------------------------------------------------------------
BAZAN, Spain        Spanish Navy          4 Echosounders for       9/4/95          442.0        331.5     August 1999
                                              Minehunter
------------------------------------------------------------------------------------------------------------------------------------
Blohm und Voss,     Turkish Navy          2 Echosounders for       8/15/96         251.0        131.1      May 1998
Germany                                          MEKO
------------------------------------------------------------------------------------------------------------------------------------
Blohm und Voss,     German Navy          1 Echosounder and UT      7/14/97         281.1        281.1    October 2005
Germany                                   Equipment for F124
------------------------------------------------------------------------------------------------------------------------------------
BWB Koblenz,        German Navy            Target Simulator        2/29/96      11,217.4      4,581.8    December 2005
Germany                                        (SUBTAS)
------------------------------------------------------------------------------------------------------------------------------------
BWB Koblenz,        German Navy              Advanced Data         9/23/97         398.5        398.5    December 1997
Germany                                       Evaluation
                                            System (SUBTAS)
------------------------------------------------------------------------------------------------------------------------------------
BWB Koblenz,        German Navy           Spares (Transducer)      8/20/97         340.6        340.6    December 1997
Germany
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3.2 Contracts, Value > TDM 100.0                                 Status: Cut-off 09/97
------------------------------------------------------------------------------------------------------------------------------------
     Customer            Enduser               Contents            Date of    Value of     Remaining         Last
                                                                  Contract    Contract      Backlog    Shipment/Service
                                                                                 TDM          TDM
------------------------------------------------------------------------------------------------------------------------------------
BWB Koblenz,        German Navy            1000 Transducers        8/28/97       2,047.0      1,647.8    December 1997
Germany                                         LSE 800
------------------------------------------------------------------------------------------------------------------------------------
BWB Koblenz,        German Navy           LFTASS Development       8/7/95          712.5          0.0    December 1998
Germany                                  and Delivery of 4 ea.
                                          Reflexducerelements
------------------------------------------------------------------------------------------------------------------------------------
DLA,                Korean Navy             2 UT Equipments        12/5/96         404.4        404.4    December 1997
Korea                                         (Training)
------------------------------------------------------------------------------------------------------------------------------------
DLA,                Korean Navy           2 Echosounders for       2/26/97         329.1        202.4    December 1998
Korea                                       KDX Destroyers
------------------------------------------------------------------------------------------------------------------------------------
HDW,                Korean Navy             3 Echosounders,        3/1/95        2,541.8      1,673.3    December 1998
Germany                                  UT Equipments, Sonar
                                         Beacon, Tape Recorder
                                             for Subs U209
------------------------------------------------------------------------------------------------------------------------------------
HDW,                Brazilian Navy        Echosounder, UT's,       1/12/96         791.2        791.2     March 1999
Germany                                  Sonar Beacon for Sub
                                               Tupi mod
------------------------------------------------------------------------------------------------------------------------------------
HDW,                German Navy          2 Echosounders and UT     8/14/97       1,757.5      1,757.5    December 2005
Germany                                  Equipments incl. ILS
                                             for Subs U212
------------------------------------------------------------------------------------------------------------------------------------
HDW,                German Navy          1 Echosounder and UT      8/14/97         281.1        281.1    October 2002
Germany                                   Equipment for F124
------------------------------------------------------------------------------------------------------------------------------------
HDW,                Turkish Navy            2 Echosounders         7/1/95          861.9         14.4    February 1998
Germany                                   2 Sonar Beacons for
                                               Submaries
------------------------------------------------------------------------------------------------------------------------------------
HDW/TNSW,           Israel Navy             3 Sonar Beacons       12/17/93         842.0         20.5      June 1999
Germany                                      for Submarine
                                            "Dolphin-Class"
------------------------------------------------------------------------------------------------------------------------------------
HSA,                Taiwan Navy              Sonar Spares          4/1/97          111.9        111.9    November 1997
Netherlands
------------------------------------------------------------------------------------------------------------------------------------
Intermarine,        Thai Navy             21 Echosounders for      6/17/97         225.0        225.0      July 1998
Italy                                         Minehunter
------------------------------------------------------------------------------------------------------------------------------------
Lurssen,            Turkish Navy            3 Sonar Beacons       10/10/95         321.8          9.3    October 1997
Germany                                      for Patrolers
                                             "Dogan-Class"
------------------------------------------------------------------------------------------------------------------------------------
NAMRIA,             NAMRIA,                  BCC-SW MK II          8/14/97         791.0        791.0    November 1997
Phillipines         Phillippines
------------------------------------------------------------------------------------------------------------------------------------
Naval               Indian Navy             Test Equipment         7/23/97         193.1        193.1    December 1997
Headquarters,
India
------------------------------------------------------------------------------------------------------------------------------------
ORCA, France        French Navy             7 Diver Sonars         6/18/97         966.8         41.5    December 1997
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3.2 Contracts, Value > TDM 100.0                                 Status: Cut-off 09/97
------------------------------------------------------------------------------------------------------------------------------------
     Customer            Enduser               Contents            Date of    Value of     Remaining         Last
                                                                  Contract    Contract      Backlog    Shipment/Service
                                                                                 TDM          TDM
------------------------------------------------------------------------------------------------------------------------------------
Racal Survey,       Racal Survey, UK            BCC-MW             3/6/97          693.1         90.0    December 1997
UK                                      3 Upgrades MK I - M II
------------------------------------------------------------------------------------------------------------------------------------
SeaBeam,            INHO, India             4 SeaBeam 1180         4/17/97       1,784.9        888.7     April 1998
USA                                                                          ($1=1,75DM)
------------------------------------------------------------------------------------------------------------------------------------
SeaBeam,            NAMRIA,              2 SeaBeam 1180 MK II      7/31/97         792.2        792.2    November 1997
USA                 Phillippines
------------------------------------------------------------------------------------------------------------------------------------
STN ATLAS,          German Navy              2 Echosounders       10/16/95         642.0         46.1      July 1998
Germany                                   2 UT Equipment for
                                           Minehunter MJ332
------------------------------------------------------------------------------------------------------------------------------------
STN ATLAS,          Israel Navy           4 UT Equipments for     11/24/93       1,070.3         10.2      June 1999
Germany                                       Submarines
                                            "Dolphin-Class"
------------------------------------------------------------------------------------------------------------------------------------
STN ATLAS,          various                 30 Echosounders        9/19/97         139.5        139.5    November 1997
Germany                                        LAZ 5000
------------------------------------------------------------------------------------------------------------------------------------
STN ATLAS,          various                 30 Echosounders        9/24/97         139.5        139.5    February 1998
Germany                                        LAZ 5000
------------------------------------------------------------------------------------------------------------------------------------
STN ATLAS,          German Navy           MTW - Mini Torpedo       12/6/95         430.0         30.0    December 1997
Germany                                     Development and
                                             Testvehicle
------------------------------------------------------------------------------------------------------------------------------------
TNSW,               German Navy          2 Echosounders and UT     8/11/97       1,792.5      1,792.5    December 2005
Germany                                  Equipments incl. ILS
                                            for 2 Subs U212
------------------------------------------------------------------------------------------------------------------------------------
TNSW,               German Navy          1 Echosounder and UT      9/29/97         296.0        296.0    October 2004
Germany                                   Equipment for F124
------------------------------------------------------------------------------------------------------------------------------------
Technical           Technical               Development of         3/10/97         140.7        140.7    December 1997
University,         University,             High Frequency
Berlin, Germany     Berlin, Germany           Transducers
------------------------------------------------------------------------------------------------------------------------------------
Wilton-Fijenoord,   Taiwan Navy              Sonar Spares          1/22/97         815.6        815.6    December 1997
Netherlands
------------------------------------------------------------------------------------------------------------------------------------
WDA                 WSA Bremerhaven,         BCC-SW MK II          9/10/97         428.4        428.4    November 1997
Bremerhaven,        Germany
Germany
------------------------------------------------------------------------------------------------------------------------------------
WTV, Siegburg,      Wahnbachtalsperre      PIA 2000 Plancton       5/31/96       3,067.1      2,480.5      June 1999
Germany                     n             Inactivation System
                    Verband Germany
------------------------------------------------------------------------------------------------------------------------------------

ELAC - Guarantees and Bank Bonds*


Deutsche Bank                      Bank Bonds                                              02.10.97

item           type of guarantee        customer             no.            amount DEM     due date
1        A     advance payment bond     Atlas                431            221.490,00     28.02.1998
2        V     performance bond         Atlas                363            237.188,00     until further
3        V     performance bond         Atlas                396             63.945,67     01.03.1999
4        G     warranty bond            Atlas                463             33.690,00     until further
5        V     performance bond         Atlas                328          9.589.450,00
                                                                         -1.436.000,00
                                                                           -877.800,00
                                                                           -501.600,00
                                                                           -836.000,00
                                                                           -627.000,00

                                                                           -627.000,00
                                                                         -1.379.400,00
                                                                           -543.400,00
                                                                         -1.170.400,00
                                                                         -------------
                                                                          1.590.850,00     31.12.1999
                                                                         =============
6        A     advance payment bond     Blohm + Voss         460             18.300,00     31.08.1998
7        A     advance payment bond     Blohm + Voss         461             17.625,00     31.08.1997
8        V     performance bond         Blohm + Voss         395             26.470,00     until further
9        G     warranty bond            Blohm + Voss         459              6.110,00     31.08.2000
10       G     warranty bond            Blohm + Voss         462              7.248,00     31.08.2001
11       G     warranty bond            Blohm + Voss         485             16.164,00
               until further
12       V     performance bond         Daewoo               353              1.079,00     31.10.1997
13       V     performance bond         Daewoo               354              1.122,00     31.10.1998
14       A     advance payment bond     Def. Proc. Agency    391            191.500,00     31.10.1996
15       A     advance payment bond     Def. Proc. Agency    478           221.600,000     30.09.1998
16       A     advance payment bond     Def. Proc. Agency    480             82.515,00     31.01.1999
17       V     performance bond         Def. Proc. Agency    390             38.300,00     30.09.1999
18       V     performance bond         Def. Proc. Agency    397              3.313,52     09.07.1996
19       G     warranty bond            Def. Proc. Agency    479             22.160,00     30.11.1999
20       G     warranty bond            Def. Proc. Agency    481             17.825,00     31.01.2003
21       A     advance payment bond     Empresa Nacional     423             19.050,00     01.08.1999
22       A     advance payment band     Empresa Nacional     425             19.050,00     01.05.1998
23       A     advance payment bond     Empresa Nacional     426             19.050,00     01.12.1998
24       G     warranty bond            Empresa Nacional     474              6.370,00     until further
25       A     advance payment bond     HDW, Kiel            464             41.988,80     until further
26       A     advance payment bond     HDW, Kiel            465             85.852,10     until further
27       A     advance payment bond     HDW, Kiel            466             32.223,00     until further
28       A     advance payment bond     HDW, Kiel            473             72.450,00     30.09.1998
29       A     advance payment bond     HDW, Kiel            475             88.255,60     until further
30       A     advance payment bond     HDW, Kiel            476             33.126,90     until further
31       A     advance payment bond     HDW, Kiel            477             43.164,10     until further
32       A     advance payment bond     HDW, Kiel            482             41.988,80     until further
33       A     advance payment bond     HDW, Kiel            483             32.223,00     until further
34       A     advance payment bond     HDW, Kiel            399             72.450,00     15.10.1998
35       A     advance payment bond     HDW, Kiel            446             41.988,80     31.01.1998
36       A     advance payment bond     HDW, Kiel            447             32.223,00     31.01.1998
37       A     advance payment bond     HDW, Kiel            448             85.852,10     31.01.1998
38      V+G    performance bond         HDW, Kiel            261             19.654,70     31.08.1998
39       V     performance bond         HDW, Kiel            388            238.050,00     15.10.1998
40      V+G    performance bond         HDW, Kid             401             42.926,00     30.11.2001
41      V+G    performance bond         HDW, Kid             402             41.757,00     30.11.2000
42      V+G    performance bond         HDW, Kiel            403             44.128,00     30.11.2002
43      V+G    performance bond         HDW, Kiel            404             15.673,00     30.11.2000
44      V+G    performance bond         HDW, Kiel            405             16.563,00     30.11.2002

45      V+G    performance bond         HDW, Kiel            406             16.112,00     30.11.2001
46      V+G    performance bond         HDW, Kiel            407             20.424,00     30.11.2000
47      V+G    performance bond         HDW, Kiel            408             20.990,00     30.11.2001
48      V+G    performance bond         HDW, Kiel            409             21.582,00     30.11.2002
49      V+G    performance bond         HDW, Kiel            410             25.726,00     30.11.2000
50      V+G    performance bond         HDW, Kiel            411             26.447,00     30.11.2001
51      V+G    performance bond         HDW, Kiel            412             27.187,00     30.11.2002
52       G     warranty bond            HDW, Kiel            369             36.397,50     31.01.2000
53       G     warranty bond            HDW, Kiel            442             36.337,00     31.01.1999
54       G     warranty bond            HDW, Kiel            443             15.111,00     31.01.1999
55       G     warranty bond            HDW, Kiel            444             36.967,00     31.12.1999
56       G     warranty bond            HDW, Kiel            445             15.364,00     31.12.1999
57       A     advance payment bond     Intermarine          484             35.550,00     until further
58       V     performance bond         Kockums              265             45.512,90     01.10.1998
59       V     performance bond         Kockums              275             13.500,00     01.10.1998
60       G     warranty bond            Lurssen Werft        456             18.750,00     30.06.1997
61       G     warranty bond            Lurssen Werft        468             13.214,00     01.05.1999
62       G     warranty bond            Lurssen Werft        469             13.214,00     01.12.1999
63       G     warranty bond            P.T. PAL Indonesia   457             38.500,00     3 1.12.1996
64       G     warranty bond            President of India   435              4.721,75     until further
65       V     performance bond         Saudi Arabien        366             17.793,50     10.01.1998
66       G     warranty bond            Societe d'Armement   379              8.487,50     12.09.1997
67       G     warranty bond            Societe d'Armement   486             73.433,85     11.07.1998
68       V     performance bond         Thyssen              385            238.050,00     15.09.1999
69       G     warranty bond            Thyssen              368             27.772,50     30.06.1999
70       A     advance payment bond     Wilton               472            400.000,00     until further

                                                                                 total     5.251.697,59

Foreign currency

item     type of guarantee              customer             no.         amount            Ablauf

1        V     performance bond         Taneer, Karacki                48.044,00 Pak.R     until further
2        V     performance band         Def.Proc.Agency,     441          1.870,39 USD     31.05.1997
                                        Korea
3        V     performance bond         SeaBeam              482         49.371,00 USD     31.07.1999

ELAC - Confidentiality Agreements*

      Date                       Party
      ----                       -----
      95-01-01                   Marimatek
      95-01-02                   SeaBeam
      95-01-03                   Qubit
      95-01-04
      95-01-05                   Ultra Electronics
      95-01-06                   BASYS Marine Ltd.
      95-01-07                   BAeSEMA
      95-01-08                   Westinghouse
      96-01-01                   Evia
      96-01-02                   Mjellum & Carlson
      96-01-03                   Reson
      96-01-04                   Raytheon Anschtitz
      96-01-05                   HDW
      96-01-06                   Elektro-Optik GmbH
      97-01-01                   SEPA
      97-01-02

      97-01-06                   Sonatech
      97-01-07                   Nautronix
      97-01-08                   EdgeTech
      97-01-09                   Kongsberg
      97-01-10                   Camber Corp.

ELAC - Other Contracts*

      o ELAC Lease, between Honeywell Regelsysteme GMBH and Honeywell ELAC-Nautik, dated April 1, 1994

      o Intercompany note between Ocean Systems and ELAC with respect to the cash in the AlliedSignal German cash pool, and related agreements

      o Stock Purchase Agreement by and among AlliedSignal Deutchland GmbH, AlliedSignal, Inc., Honeywell AG and Honeywell, Inc., dated March 30, 1994

      o Lease agreement by and between ELAC and Christian-Albrecht Universitat, Kiel, dated April 1995

      o Long term agreement for cable repair with AS Aerospace GmbH

Ocean Systems - Other Contracts

      o The following pages contain information regarding certain contracts signed between August 1, 1997 and December 19, 1997.

      o Effective December 19, 1997, Ocean Systems is under contract with the Turkish Navy to provide 4 AQS-18A dipping sonar systems plus spares, ground support equipment and performance testing.

      o Ocean Systems has an opportunity to propose a significant contract with Egypt. In the event that OS moves forward to compete on that contract, it is likely that OS will retain an in-country representative and will sign a letter of intent with that representative to retain post-contact award services which would likely exceed $250,000.


------------------------
* Included without regard to dollar amount. May or may not exceed $75,000 or DM100,000.

                               CONTRACTS RECEIVED
                               8/97 Through 12/97
                                  (Over $250K)

CUSTOMER        SALES ORDER  CONTRACT #         DESCRIPTION                VALUE
--------        -----------  ----------         -----------                -----
NAVSEA          SS3442       N00024-92-C-8502   TB-23 Spares             $279.3K
NUWC            SU3498       N66604-7225-4BF7   AMTS Upgrade             $100.8K
ITOCHU          SY3591       5S277              Q18M Spares                $268K
ITOCHU          SY3714       5S272              Q18M Spares               $3700K
ITOCHU          SY3717       5SS275             Q18M Spares               $1800K
ITOCHU          SY3725       1F528              Ql8M Spares                $368K
HELLENIC NAVY                                   1 Q18V System             $2200K
NAVSEA                                          ECP320/325 TB16 Upgrade   $6600K
NAVSEA                                          TB23 Repairs               $300K


ASOS-58-R010                                        ALLIEDSIGNAL OCEAN SYSTEMS                                  PAGE NO:  197
                                                PURCHASING STATISTIC AWARD REPORT                         RUN DATE:  12/19/97
                                                       ALL PURCHASE ORDERS
                                                   FROM 06/01/97 THRU 12/15/97

BUYER        VENDOR         VENDOR   VENDOR AWARD    TECH     PO      LINE         DEPT/ACCT/JOB          COMM       TOTAL
 ID           NAME          NUMBER   CLASS   CODE    CODE   NUMBER    ITEM                                CODE      DOLLARS
12     CONSOLIDATED         23230      SB     1A      1A    DP5064    007    3000-031-01-0-0000-0-0-0     5002      47,600.00
       PRODUCTS CORP.
12     CONSOLIDATED         23230      SB     1A      1A    DP5064    008    3000-031-01-0-0000-0-0-0     5002      68,000.00
       PRODUCTS CORP.
12     CONSOLIDATED         23230      SB     1A      1A    DP5064    009    3000-031-01-0-0000-0-0-0     5002      54,400.00
       PRODUCTS CORP.
                                                                             TOTAL DOLLARS FOR THIS PO             462,400.00
                                $ 500,000 AND UP
                                                                          TOTAL DOLLARS FOR THIS BUCKET            462,809.30
                                                                   TOTAL NUMBER OF PO'S FOR THIS BUCKET                     4

                        Schedule 4.8 - Titles and Leases

No items to schedule.

                            Schedule 4.9 - Litigation

See also Schedules 4.21(a) and 4.21(b).

Ocean Systems

      Sellers are presently aware of two pending suits:

            Brown v. AlliedSignal, case no. 15826, filed in the Superior Court of the State of California, County of Los Angeles, North Valley Judicial District on May 28, 1996.

            Tomlinson V. AlliedSignal, case no. BC 163670, filed in the Superior Court of the State of California, County of Los Angeles, North Valley Judicial District on May 23, 1997.

      Sellers are presently aware of an international sales matter, which Purchaser acknowledges having had the opportunity to discuss with Sellers' counsel (voluntary disclosure #329, relating to sales to the government of Greece and the United States).

ELAC

      There is one contractual dispute related to a German Government contract. ELAC intends to solve the dispute prior to January 21, 1998.

      Contract Data:

            Customer:           BWB, Koblenz, Germany
            Content:            Development and delivery of 4 ea. Reflexducers
            Date of Contract:   8/7/1995
            Value:              DM 712.5 k
            Last Shipment:      Dec. 1998

      Current Status:

      An agreement with the customer was settled on 5th November, 1997, to close the contract end of December 1997 without shipment of transducers. ELAC agreed to pay back 438 k DM of the total payment of 712.5 k DM that was received end of 1996. BWB accepts the development results.

      Payback has to be transferred 30 days after written approval of BWB. ELAC confirmed agreement in writing 7th of November, BWB approval expected in the last week of December, 1997, payment to be released January 1998.

                    Schedule 4.10 - Environmental Disclosure

      The following documents, which have been delivered to Purchaser, are incorporated herein by reference:

            1. Environmental, Health and Safety Disclosure Document AlliedSignal Ocean Systems, Sylmar, CA Prepared for AlliedSignal Electronic Systems June 30 to July 2, 1997

            2. Phase I Environmental Site Assessment 15825 Roxford Street, Sylmar, CA July 1997

            3. Health, Safety and Environmental Disclosure AlliedSignal Electronic Systems - ELAC Nautik GmbH September 29, 1997

            4.    ELAC Environmental Disclosure Statement

      Ocean Systems Permits

      City of Los Angeles, Department of Building and Safety, Certificates of Occupancy

            Permit No.'s:  LA76447/60     VN00435/73     VN50140/76
                           LA76448/60     LA64337/73     VN39348/76
                           VN92138/66     LA77430/73     VN89736/79
                           VN98941/66     VN16035/74     VN93597/79
                           LA72477/68     LAl6583/75     VN40476/82
                           LA72479/68     LA16584/75     LA20231/85
                           VN87685/72     VN44208/76     VN98937/86
                           VN83102/72     VN41832/76     VN15222162
                           VN81765/72     VN43697/76     VN13124-62
                           VN968742/73    VN39986/76

      City of Los Angeles, Department of Building and Safety Water Conservation Program

            Certificate of Compliance No. 310437

      City of Los Angeles Fire Permit

            Permit No.'s  777456-33/F/701
                          777456-33/F/828

      City of Los Angeles Office of the City Clerk, Tax and Permit Division

            Hazardous Material Certificate Renewal No. 587720-23/F/803

      City of Los Angeles Certificates of Disclosure of Hazardous Substances

            Account No. 587720-23/F/206

      City of Los Angeles, Department of Building and Safety and Division of Occupational Safety and Health of the State of California, Certificates of Inspection and Permit to Operate Steam Boiler or Pressure Vessel

            Permit No.'s      AC09411
                              AC09412
                              AC4018
                              AC4019
                              AC4020

      City of Los Angeles, Department of Public Works and Bureau of Sanitation, Industrial Wastewater Permit

            User No.       1U000068
            Permit No.     W482195

      City of Los Angeles, Department of Public Works and Bureau of Sanitation, Industrial Waste Permit No. 482195

      County of Los Angeles, Hazardous Waste License No. 103 453285

      County of Los Angeles, Public Health License, SIC# 3699 13

      South Coast Air Quality Management District

            Permit No.'s            M35231    Spray Booth
                                    M09716    Spray Booth
                                    P19724    Bake Oven
                                    D29049    Surface Prep. Tank

            Application No.'s       327865    Spray Booth/UV Cure
                                    327866    Degreaser

      ELAC

      ELAC approval to release waste water dated June 25, 1997

      ELAC business and local licenses are listed in Schedule 4.17

      See also Schedule 4.15.

                   Schedule 4.11 - Benefit Plans and Policies

See also Schedule 6.6.

U.S. Pension, Savings and Stock Option Plans

      Salaried Employees Pension Plan of AlliedSignal, Inc.
      AlliedSignal, Inc. Pension Plan for Hourly Employees
      AlliedSignal, Inc. Retirement Program
      AlliedSignal, Inc. Supplemental Retirement Plan
      AlliedSignal, Inc. Savings Plan
      AlliedSignal, Inc. Thrift Plan
      AlliedSignal, Inc. Supplemental Savings Plan
      1993 Stock Plan for Employees of AlliedSignal, Inc. and its Affiliates (option plan for certain managers)

U.S. Health and Welfare Plans

      Medical-Managed Care-HCC-Salaried
      Blue Cross/Blue Shield - Hourly
      Dental Plan
      Vision Plan-VSP-Salaried
      Sick Days
      Life Insurance
      Group Universal Life Insurance
      Long Term Disability (Salaried provided through pension plan) Short Term Disability
      Severance Plan
      Drug Testing
      Supplemental Unemployment Benefit per UAW Labor Agreement (hourly) Personal Accident Insurance (voluntary)

Employment Laws in Germany and Agreements at ELAC

      German Government Laws

      Every employee must have insurance for:

            Health
            Unemployment
            Pension (retirement)

      * Daily working time is limited to 10 hours.

      * Each employee is entitled to a minimum of 4 weeks vacation annually.

      * Significant restrictions apply to employee lay-offs, including, without limitation, a 4 week minimum notice requirement prior to lay-off and restrictions on layoffs for pregnant women and employees over 56 years old.

      Wage and Salary Agreements

      Agreements between the Metal and Electro Employer Association and the German Metal Union cover the following:

            Standard wages and salaries.
            Amount of extra payment for Christmas (50% of monthly salary) Amount of extra payment for holidays (30% of monthly salary) Payment during illness (6 weeks)
            Annual vacation time (6 weeks)

      These agreements have the status of laws.

      Company Agreements

      There are additional agreements between Sellers and the ELAC work council covering the following:

            Daily and weekly working time
            Working rules
            Pension plan
            Redundancy payment plan (severance)
            Employers contribution plans (savings plan)

Other German Benefit Programs

      ELAC Pension Plan
      Worldwide AlliedSignal Stock Purchase Plan
      Statutory German Health and Welfare Plans
      Company Automobiles

U.S. Other Programs

      Education Assistance
      Holidays
      Vacation
      Student Loan Program
      Matching Gifts
      Savings Bonds
      Credit Union
      Employee Mortgage Program
      Ride Sharing Incentives
      Reward and Recognition
      Financial Planning Seminars
      Service Awards
      Bereavement Pay
      Family Leave
      Military Pay

      Jury Duty
      Adoption Assistance
      Employee Assistance
      Company Automobiles

Ocean Systems - Retention Agreements

      * Retention Agreements with Key Management (V. Davisson, V. Riehl, A. Logan, D. Dunlop, J. Roscigno, L. DiRienzo, M. Charley, B. Smith, S. Erdman), aggregate contingent payment of $199,400 (Purchaser responsibility).

      * Retention Agreement with Steve Schorer (AlliedSignal responsibility)

ELAC - Employment Agreements

      All ELAC employees have employment agreements including temporary employees and Apprentices. Most employees have "standard" agreements ("Anstellungsvereinbarung"). As of November 1, 1997, there were 170 employees, as follows:

      Category            Employment Agreement Form     Number
      --------            -------------------------     ------
      Employees           Standard                       136
      Temporary           Temporary                        3
      Apprentices         Apprentice                       4
      Managers            AT - Individual                 26
      Senior Manager      GT - Individual                  1

      The following individuals have "AT-Individual" agreements: Bjornsen, Bohm, Bornhorst, Brundel, Bumbe, Diehl, Eigenbrod, Gumpel, Gnutzmann, Gorl, Heir, Holm, Jordt, Knoop, Kuhn, Maschmann, Olden Gueg, Raether, Schaefer, Schultz, Seibkin, Tietz, Timm, Westerbeck, Wieczorek, Ziegenbein. Dr. Luder Hogrefe has the "GT-Individual" agreement.

      The following individuals are parties to retention agreements with an aggregate contingent payment of $108,200: Dr L. Hogrefe, W. Tietz, G. Jordt (Purchaser responsibility).

                        Schedule 4.12 - Material Changes

Pre - Closing Committments

      ELAC

      ELAC and STN-ATLAS will sign a Teaming Agreement for the joint development and marketing of a Mine Avoidance Sonar for Submarines

      Ocean Systems

      * Effective December 19, 1997, Ocean Systems is under contract with the Turkish Navy to provide 4 AQS-18A dipping sonar systems plus spares, ground support equipment and performance testing.

      * Ocean Systems has an opportunity to propose a significant contract with Egypt. In the event that OS moves forward to compete on that contract, it is likely that OS will retain an in-country representative and will sign a letter of intent with that representative to retain post-contact award services which would likely exceed $250,000.

      * Additionally, Greece System 6 contract ($2.2M Sales value) effectivity expected by December 31, 1997, and a $6 million booking is expected on the TB-23 Refurbishment program.

      * See also Schedule 4.7, containing recent contract information.

Pre-Closing Changes in Employment, Compensation and Benefits

ELAC

      ELAC is covered by the "Tarifvertrag" of IG Metall Schleswig-Holstein. This law covers all major employee issues such as salary, vacation, illness, etc. The "Tarifvertrag" is valid for a certain time period and is a topic of collective bargaining events between the Union and industrial representatives. The basic salary is always an important topic for upcoming negotiations. ELAC expects a salary increase of 2.5%, becoming effective on the 1st of April 1998. This increase is covered within the 1998 AOP.

Recent Hirings -ELAC

      ELAC expects to hire a replacement sales manager in December 1997 One additional marketing consultant was contracted in November 1997

Positions Currently Open at Ocean Systems

      Sr. Transducer Engineer
      Systems Engineer
      Advanced Manufacturing Engineer (2)
      Sr. Staff Electrical Design Engineer (2)

      Sr. Mechanical Engineer
      Program Manager
      Planner, Sr.
      Sr. Engineer - Tech
      Process Lead - Towed Array
      Manager, Contracts
      Sr. Cost Control Analyst
      Sr. Financial Analyst
      Human Resource Generalist

                       Schedule 4.14 - Compliance with Law

See Schedules 49, 4.10, 4.21(a) and 4.21(b).

                            Schedule 4.15 - Consents

      The following may not be assigned without the written consent of the contracting party:

            * Service Agreement #SER00006, dated June 1, 1995, between AlliedSignal and C.I.E.R.

            Service Agreement #SER00007, dated June 1, 1995, between AlliedSignal and Sigma International

            Memorandum of Agreement dated October 31, 1996, between AlliedSignal and Celsius Tech Systems AB

            Teaming Agreement dated February 11, 1997, between AlliedSignal and STN Atlas PTY, Limited

      The following may be terminated by either party upon the sale of the other party:

            Cooperation Agreement dated February 19, 1996, between AlliedSignal and FIAR

      The following may be assigned upon a sale of assets, but Lockheed Martin Librascope Corp. must be notified of the assignment and sale of assets:

            Teaming Agreement, dated May 31, 1996, by and between AlliedSignal and Lockheed Martin Librascope Corporation.

      * The lease between Honeywell and ELAC, dated March 31, 1994, may not be assigned without the consent of Honeywell, which may not be unreasonably withheld.

      Any and all government contracts, U.S. or foreign, may not be assignable without the consent of the government party.

      Certain of the confidentiality agreements, software licenses, equipment leases, and equipment service agreements listed on Schedule 4.6(a) may not be assignable without the consent of the contracting party.

      The export licences set forth on schedule 4.17 may not be assignable without consent.

      The permits, licenses, certificates and registrations referenced in Schedules 4.10 and 4.17 may require action by the Buyer in the form of notification, reapplication or otherwise, upon a change in ownership.


------------------------
* Material consent.

                           Schedule 4.16 - ELAC Taxes

      * Tax audit executed by the Tax Authorities of Kiel for the years 1989 through 1993. During the last tax audit, covering the period ending December 31, 1993, the tax authorities made minor routine findings which are not expected to have a significant impact in subsequent years. Years after 1993 are still open but no specific tax exposure is known.

      * ELAC is a party to the profit pooling agreement with AlliedSignal Deutchland GmbH for the period 1995 to 1997.

      * Annual audit of the General Ledger executed by Price Waterhouse for the year 1996.

                      Schedule 4.17 - Permits and Licenses

Ocean Systems - Permits

      City of Los Angeles, Department of Building and Safety, Certificates of Occupancy

            Permit No.s:      LA76447/60     VN00435/73     VN50140/76
                              LA76448/60     LA64337/73     VN39348/76
                              VN92138/66     LA77430/73     VN89736/79
                              VN98941/66     VN16035/74     VN93597/79
                              LA72477/68     LA16583/75     VN40476/82
                              LA72479/68     LA16584/75     LA20231/85
                              VN87685/72     VN44208/76     VN98937/86
                              VN83102/72     VN41832/76     VN15222/62
                              VN81765/72     VN43697/76     VN13124-62
                              VN968742/73    VN39986/76

      City of Los Angeles, Department of Building and Safety Water Conservation Program

            Certificate of Compliance No. 310437

      City of Los Angeles Fire Permit

            Permit No.s       777456-33/F/701
                              777456-33/F/828

      City of Los Angeles Office of the City Clerk, Tax and Permit Division

            Hazardous Material Certificate Renewal No. 587720-23/F/803

      City of Los Angeles Business Tax Registration Certificates

            Cert. No.s        435532-82/L/190     Profs/Occupations
                              435532-82/L/167     Retail Sales
                              435532-82/L/166     Wholesale Sales

      City of Los Angeles Certificates of Disclosure of Hazardous Substances

            Account No. 587720-23/F/206

      City of Los Angeles, Department of Building and Safety and Division of Occupational Safety and Health of the State of California, Certificates of Inspection and Permit to Operate Steam Boiler or Pressure Vessel

            Permit No.s       AC09411
                              AC09412
                              AC4018
                              AC4019
                              AC4020

      City of Los Angeles, Department of Public Works and Bureau of Sanitation, Industrial Wastewater Permit

            User No.          IU000068
            Permit No.        W482195

      City of Los Angeles, Department of Public Works and Bureau of Sanitation, Industrial Waste Permit No. 482195

      County of Los Angeles, Hazardous Waste License No. 103 453285

      County of Los Angeles, Public Health License, SIC# 3699 13

      South Coast Air Quality Management District

            Permit No.s       M35231         Spray Booth
                              M09716         Spray Booth
                              P19724         Bake Oven
                              D29049         Surface Prep. Tank
            Application No.s  327865         Spray Booth/UV Cure
                              327866         Degreaser

Ocean Systems - Vessel Registrations

      U.S. Department of Transportation and U.S. Coast Guard Certificates of Documentation

            Vessel              Official Number
            ------              ---------------
            3 Acres             600022
            Sonar Queen         511517

Ocean Systems - Vehicle Registrations (License Plate Numbers)

            1PXL241        5A19782        2SDR083
            2MRJ696        1FN4696        2SI5252
            2SDR082        3BGK180        1JOE389

ELAC - Permit

      Approval to release waste water, dated June 25, 1997

      Ocean Systems - Export Licenses

------------------------------------------------------------------------------------------------------------------------------------
Country       Region           License#         Date    Type               Subtype         Status      Product     System       ELAC
------------------------------------------------------------------------------------------------------------------------------------
Abu Dhabi     Middle East       T071358      8/16/93    Temporary          Hardware        Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Algeria       N. Africa         454071       6/28/90    Technical Data     Unclassified    Expired     AS          AQS-18(V)1   No
------------------------------------------------------------------------------------------------------------------------------------
Argentina     S. America        707475       7/24/97    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Argentina     S. America        612612        8/1/94    Technical Data     Unclassified    4 years     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      696980        4/4/97    Technical Data     Unclassified    Pending     SSLF        LFAPS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      696980        4/4/97    Technical Data     Unclassified    4 years     SSLF        LFAPS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      684669       1/17/97    Technical Data     Unclassified    4 years     SSLF        LFAPS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      C17445      10/25/95    Technical Data     Classified      4 years     TA          TB-23        No
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      641004       9/20/95    Technical Data     Unclassified    4 years     SSLF        LFATS        No
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      622832       1/24/95    Technical Data     Unclassified    4 years     TA          SQR-l9       Yes
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      622537      12/23/94    Technical Data     Unclassified    4 years     TA          TB-23        No
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      579069      11/16/93    Technical Data     Unclassified    4 years     WPN         LCAW         No
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      T069558      4/12/93    Temporary          Hardware        Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      T068072     12/23/92    Temporary          Hardware        Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      T067456      12/7/92    Temporary          Hardware        Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      543037      10/22/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      405452        5/2/89    Technical Data     Unclassified    Expired     AS          AST          No
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      350699      10/23/87    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      350699      l0/23/87    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      041582       10/5/77    Technical Data     Unclassified    Expired     AS          AQS-13E      No
------------------------------------------------------------------------------------------------------------------------------------
Australia     Asia/Pacific      C04056       10/5/77    Technical Data     Unclassified    Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Bahrain       Middle East       659935        3/4/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Bahrain       Middle East       568039       6/28/93    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Bahrain       Middle East       568039       6/28/93    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Belgium       Europe            658925       1/23/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Belgium       Europe            622832       1/24/95    Technical Data     Unclassified    4 years     TA          SQR-19       Yes
------------------------------------------------------------------------------------------------------------------------------------
Belgium       Europe            618756      12/16/94    Technical Data     Unclassified    4 years     TA          B-T-P        Yes
------------------------------------------------------------------------------------------------------------------------------------
Belgium       Europe            568038       6/28/93    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Belgium       Europe            568038       6/28/93    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region           License#         Date    Type               Subtype         Status      Product     System       ELAC
------------------------------------------------------------------------------------------------------------------------------------
Belgium       Europe            450681        5/9/90    Technical Data     Unclassified    Expired     WPN         LCAW         No
------------------------------------------------------------------------------------------------------------------------------------
Brazil        S. America        706261       7/24/97    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Brazil        S. America           -         7/14/97    Technical Data     Unclassified    Pending     AS          AQS-18(V)1   Yes
------------------------------------------------------------------------------------------------------------------------------------
Brazil        S. America      AG 1322-96      2/6/97    TAA                DSAM            10 years    AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Brazil        S. America        647890       9/21/95    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Brazil        S. America        543038      10/30/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Brazil        S. America        450834       5/24/90    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Brazil        S. America        450834       5/24/90    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Brazil        S. America        405450        5/2/89    Technical Data     Unclassified    Expired     AS          AST          No
------------------------------------------------------------------------------------------------------------------------------------
Brazil        S. America        344027       9/24/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)1   No
------------------------------------------------------------------------------------------------------------------------------------
Brunei        Asia/Pacific      568037       7/12/93    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Brunei        Asia/Pacific      568037       7/12/93    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Canada        N. America        C04640       Unknown    Technical Data     Classified      Expired     AS          AQS-13E      No
------------------------------------------------------------------------------------------------------------------------------------
Canada        N. America        C17445      10/25/95    Technical Data     Classified      4 years     TA          TB-23        No
------------------------------------------------------------------------------------------------------------------------------------
Canada        N. America        622537      12/23/94    Technical Data     Unclassified    4 years     TA          TB-23        No
------------------------------------------------------------------------------------------------------------------------------------
Canada        N. America        553757       2/22/93    Technical Data     Unclassified    Expired     SURV        ARCSSS       No
------------------------------------------------------------------------------------------------------------------------------------
Canada        N. America        C012075      6/21/88    Technical Data     Classified      Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Canada        N. America        C05342       4/23/79    Technical Data     Classified      Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Chile         S. America           -         7/21/97    Technical Data     Unclassified    Pending     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Chile         S. America        679402      10/11/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Chile         S. America        569850       7/22/93    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Chile         S. America        569850       7/22/93    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Chile         S. America        499932       8/28/91    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
China PRC     Asia/Pacific      342257       8/27/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Colombia      S. America        707475       7/24/97    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Colombia      S. America        556072        4/1/93    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Denmark       Europe            658925       1/23/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Denmark       Europe            622832       1/24/95    Technical Data     Unclassified    4 years     TA          SQR-19       Yes
------------------------------------------------------------------------------------------------------------------------------------
Denmark       Europe            618752      l2/16/94    Technical Data     Unclassified    4 years     TA          B-T-P        Yes
------------------------------------------------------------------------------------------------------------------------------------
Denmark       Europe            568038       6/28/93    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Denmark       Europe            568038       6/28/93    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region           License#         Date    Type               Subtype         Status      Product     System       ELAC
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ecuador       S. America        663624       3/13/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Ecuador       S. America        651988      11/28/95    Technical Data     Unclassified    4 years     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Ecuador       S. America        344027       9/24/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)1   No
------------------------------------------------------------------------------------------------------------------------------------
Egypt         Middle East       T081685      8/27/96    Temporary          Hardware        4 years     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Egypt         Middle East       666411       3/14/96    Technical Data     Unclassified    4 years     SSLF        SADS         Yes
------------------------------------------------------------------------------------------------------------------------------------
Egypt         Middle East       663626       3/13/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Egypt         Middle East       543038      10/30/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Egypt         Middle East       480606       1/23/91    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Egypt         Middle East       480606       1/23/91    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Egypt         Middle East       344235       8/14/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Finland       Europe            337560       8/14/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
France        Europe            641139       7/12/95    Technical Data     Unclassified    4 years     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
France        Europe            641139       7/12/95    Technical Data     Unclassified    4 years     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
France        Europe            618752      12/16/94    Technical Data     Unclassified    4 years     TA          B-T-P        Yes
------------------------------------------------------------------------------------------------------------------------------------
France        Europe            559494       4/30/93    Technical Data     Unclassified    Expired     CMSR        ADC EX-11    No
------------------------------------------------------------------------------------------------------------------------------------
France        Europe            CO12678       5/2/89    Technical Data     Classified      Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
France        Europe            356157       1/19/88    Technical Data     Unclassified    Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
France        Europe            T043212       6/1/87    Temporary          Hardware        Expired     AS          AQS-l8       No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            703020        5/5/97    Technical Data     Unclassified    4 years     ASLF        HELRAS       Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            693546       2/19/97    Technical Data     Unclassified    4 years     MWF         EMD          Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            693546       2/19/97    Technical Data     Unclassified    4 years     MWF         LMHS         Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            T082205      9/25/96    Temporary          Hardware        4 years     AS          XDUCER       Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            658925       1/23/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            T078950     10/17/95    Temporary          Hardware        4 years     AS          XDUCER       Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe          AG 124-95C      6/6/95    MLA                ELAC            10 years    AS          AQS-18       Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe          AG 124-95C      6/6/95    MLA                ELAC            10 years    AS          AQS-18(V)    Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe          AG 124-95C      6/6/95    MLA                ELAC            lO years    AS          AQS-18A      Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe          AG 124-95C      6/6/95    MLA                ELAC            10 years    ASLF        HELRAS       Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe          AG 124-95C      6/6/95    MLA                ELAC            10 years    SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe          AG 124-95C      6/6/95    MLA                ELAC            10 years    SSLF        SADS         Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            620446       2/14/95    Technical Data     Unclassified    4 years     SSLF        Sonar 90     Yes
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region           License#         Date    Type               Subtype         Status      Product     System       ELAC
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            622832       1/24/95    Technical Data     Unclassified    4 years     TA          SQR-19       Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            618756      12/16/94    Technical Data     Unclassified    4 years     TA          B-T-P        Yes
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            T072207      11/3/93    Temporary          Hardware        Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            551381        1/6/93    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            551381        1/6/93    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            551381        1/6/93    Technical Data     Unclassified    Expired     MWF         SLS          No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            543037      10/22/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            533052       7/16/92    Technical Data     Unclassified    Expired     WPN         LCAW         No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            522678        3/3/92    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            522678        3/3/92    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            450681        5/9/90    Technical Data     Unclassified    Expired     WPN         LCAW         No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            408204       4/26/89    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            356157       1/19/88    Technical Data     Unclassified    Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            318506       1/12/87    Technical Data     Unclassified    Expired     ASLF        XDUCER       No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            318505      10/31/86    Technical Data     Unclassified    Expired     ASLF        XDUCER       No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            C011096     10/20/86    Technical Data     Classified      Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            C010909      8/27/86    Technical Data     Classified      Expired     MWF         AQS-17       No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            306318       8/26/86    Technical Data     Unclassified    Expired     MWF         AQS-17       No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            300089        5/5/86    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            200603       6/14/83    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            C07892       3/31/82    Technical Data     Classified      Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            C07473      10/19/81    Technical Data     Classified      Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            136259       4/21/81    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Germany       Europe            C04056       10/5/77    Technical Data     Classified      Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Greece        Europe            658925       1/23/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Greece        Europe            622832       1/24/95    Technical Data     Unclassified    4 years     TA          SQR-19       Yes
------------------------------------------------------------------------------------------------------------------------------------
Greece        Europe            618752      l2/16/94    Technical Data     Unclassified    4 years     TA          B-T-P        Yes
------------------------------------------------------------------------------------------------------------------------------------
Greece        Europe            568038       6/28/93    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Greece        Europe            568038       6/28/93    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Greece        Europe            543037      10/22/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Greece        Europe            405451       4/19/89    Technical Data     Unclassified    Expired     AS          AST          No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region           License#         Date    Type               Subtype         Status      Product     System       ELAC
------------------------------------------------------------------------------------------------------------------------------------
Greece        Europe            397934       1/10/89    Technical Data     Unclassified    Expired     AS          AQS-18(V)6   No
------------------------------------------------------------------------------------------------------------------------------------
Greece        Europe            356156       1/19/88    Technical Data     Unclassified    Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Greece        Europe            344235       8/14/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
India         Asia/Pacific      344238        8/7/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
India         Asia/Pacific      191510       2/24/83    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
India         Asia/Pacific      T023031      3/22/82    Temporary          Hardware        Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Indonesia     Asia/Pacific      543038      10/30/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Indonesia     Asia/Pacific      413671       6/15/89    Technical Data     Unclassified    Expired     MWF         AQS-17       No
------------------------------------------------------------------------------------------------------------------------------------
Indonesia     Asia/Pacific      413671       6/15/89    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Indonesia     Asia/Pacific      405450        5/2/89    Technical Data     Unclassified    Expired     AS          AST          No
------------------------------------------------------------------------------------------------------------------------------------
Indonesia     Asia/Pacific      296001        5/9/86    Technical Data     Unclassified    Expired     AS          AQS-18(V)3   No
------------------------------------------------------------------------------------------------------------------------------------
Israel        Middle East       713415       9/12/97    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Israel        Middle East       344235       8/14/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Israel        Middle East       165784       4/15/82    Technical Data     Unclassified    Expired     AS          AQS-13E      No
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            707479       7/24/97    Technical Data     Unclassified    4 years     AS          AQS-18A      Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe           AG 496-96     7/26/96    MLA                FIAR            10 years    AS          AQS-18       Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe           AG 496-96     7/26/96    MLA                FIAR            10 years    AS          AQS-18(V)    Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe           AG 496-96     7/26/96    MLA                FIAR            10 years    AS          AQS-18A      Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe           AG 496-96     7/26/96    MLA                FIAR            10 years    ASLF        HELRAS       Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            674284       7/12/96    Technical Data     Unclassified    4 years     ASLF        HELRAS       Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            641314       9/20/95    Technical Data     Unclassified    4 years     SSLF        LFATS        No
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            T078240      7/19/95    Temporary          Hardware        4 years     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            T077737       6/9/95    Temporary          Hardware        4 years     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            622832       1/24/95    Technical Data     Unclassified    4 years     TA          SQR-19       Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            618756      12/16/94    Technical Data     Unclassified    4 years     TA          B-T-P        Yes
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            543037      10/22/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            T067349      10/1/92    Temporary          Hardware        Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            450834       5/24/90    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            450834       5/24/90    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            C013453     1l/17/89    Technical Data     Classified      Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            405451       4/l9/89    Technical Data     Unclassified    Expired     AS          AST          No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region           License#         Date    Type               Subtype         Status      Product     System       ELAC
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            341967       8/12/87    Technical Data     Unclassified    Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            T032482     12/10/84    Temporary          Hardware        Expired     AS          AQS-13F      No
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            162852       5/27/82    Technical Data     Unclassified    Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            Unknown      3/10/82    Technical Data     Classified      Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Italy         Europe            C04856       10/2/78    Technical Data     Classified      Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Japan         Asia/Pacific      703026       7/11/97    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Japan         Asia/Pacific      622832       1/24/95    Technical Data     Unclassified    4 years     TA          SQR-19       Yes
------------------------------------------------------------------------------------------------------------------------------------
Japan         Asia/Pacific      543037      10/22/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Japan         Asia/Pacific      405452        5/2/89    Technical Data     Unclassified    Expired     AS          AST          No
------------------------------------------------------------------------------------------------------------------------------------
Japan         Asia/Pacific      399819       1/24/89    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Japan         Asia/Pacific      396862      10/29/88    Technical Data     Unclassified    Expired     MWF         AQS-17       No
------------------------------------------------------------------------------------------------------------------------------------
Japan         Asia/Pacific      396862      10/29/88    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Japan         Asia/Pacific      383356       9/19/88    Technical Data     Unclassified    Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Japan         Asia/Pacific      123720       1/26/80    Technical Data     Unclassified    Expired     AS          AQS-13E      No
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      703026       7/11/97    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      694217        2/6/97    Technical Data     Unclassified    4 years     AS          AQS-18A      Yes
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      584759      12/20/93    Technical Data     Unclassified    4 years     TA          SQR-19       No
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      T071257       8/3/93    Temporary          Hardware        Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      T069585       5/3/93    Temporary          Hardware        Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      T068073      3/24/93    Temporary          Hardware        Expired     AST         AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      551512       1/25/93    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      547067       12/2/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      543038      10/30/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      413671       6/15/89    Technical Data     Unclassified    Expired     MWF         AQS-17       No
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      413671       6/15/89    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      405452        5/2/89    Technical Data     Unclassified    Expired     AS          AST          No
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      347285       9/30/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      335191       6/15/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Korea         Asia/Pacific      196264        6/9/83    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Kuwait        Middle East       707480       5/15/97    Technical Data     Unclassified    Pending     AS          AQS-18A      Yes
------------------------------------------------------------------------------------------------------------------------------------
Kuwait        Middle East       700687        4/8/97    Technical Data     Unclassified    4 years     ASLF        HELRAS       Yes
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region           License#         Date    Type               Subtype         Status      Product     System       ELAC
------------------------------------------------------------------------------------------------------------------------------------
Kuwait        Middle East       659935        3/4/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Kuwait        Middle East       641140       7/12/95    Technical Data     Unclassified    4 years     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Kuwait        Middle East       641140       7/12/95    Technical Data     Unclassified    4 years     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Kuwait        Middle East       568039       6/28/93    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Kuwait        Middle East       568039       6/28/93    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Malaysia      Asia/Pacific      682259       10/4/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Malaysia      Asia/Pacific      579069      11/16/93    Technical Data     Unclassified    4 years     WPN         LCAW         No
------------------------------------------------------------------------------------------------------------------------------------
Malaysia      Asia/Pacific      543038      10/30/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Malaysia      Asia/Pacific      422198       8/31/89    Technical Data     Unclassified    Expired     MWF         AQS-17       No
------------------------------------------------------------------------------------------------------------------------------------
Malaysia      Asia/Pacific      422198       8/31/89    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Malaysia      Asia/Pacific      344233       9/24/87    Technical Data     Unclassified    Expired     As          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Morocco       N. Africa         707478       7/24/97    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Morocco       N. Africa         543038      10/30/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Morocco       N. Africa         467183       9/27/90    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Nato HQ       NATO              318505       l/l2/87    Technical Data     Unclassified    Expired     ASLF        XDUCER       No
------------------------------------------------------------------------------------------------------------------------------------
Netherlands   Europe            662765       3/21/96    Technical Data     Unclassified    4 years     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Netherlands   Europe            658925       1/23/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Netherlands   Europe            622832       1/24/95    Technical Data     Unclassified    4 years     TA          SQR-19       Yes
------------------------------------------------------------------------------------------------------------------------------------
Netherlands   Europe            618756      12/16/94    Technical Data     Unclassified    4 years     TA          B-T-P        Yes
------------------------------------------------------------------------------------------------------------------------------------
Netherlands   Europe            568038       6/28/93    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Netherlands   Europe            568038       6/28/93    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Netherlands   Europe            543037      10/22/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Netherlands   Europe            357187      11/24/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Netherlands   Europe            165784       4/15/82    Technical Data     Unclassified    Expired     AS          AQS-13E      No
------------------------------------------------------------------------------------------------------------------------------------
Netherlands   Europe            C04056       10/5/77    Technical Data     Classified      Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
New Zealand   Asia/Pacific      568040       7/12/93    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
New Zealand   Asia/Pacific      568040       7/12/93    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
New Zealand   Asia/Pacific      559491       5/10/93    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Nigeria       N. Africa         139824        6/3/81    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Norway        Europe            707474       8/18/97    Technical Data     Unclassified    4 years     TA          TBE          Yes
------------------------------------------------------------------------------------------------------------------------------------
Norway        Europe            641314       9/20/95    Technical Data     Unclassified    4 years     SSLF        LFATS        No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region           License#         Date    Type               Subtype         Status      Product     System       ELAC
------------------------------------------------------------------------------------------------------------------------------------
Norway        Europe            622832       1/24/95    Technical Data     Unclassified    4 years     TA          SQR-19       Yes
------------------------------------------------------------------------------------------------------------------------------------
Norway        Europe            618752      12/16/94    Technical Data     Unclassified    4 years     TA          B-T-P        Yes
------------------------------------------------------------------------------------------------------------------------------------
Norway        Europe            T074459      6/13/94    Temporary          Hardware        4 years     SSLF        SADS         No
------------------------------------------------------------------------------------------------------------------------------------
Norway        Europe            533052       7/16/92    Technical Data     Unclassified    Expired     WPN         LCAW         No
------------------------------------------------------------------------------------------------------------------------------------
Norway        Europe            389416       8/26/88    Technical Data     Unclassified    Expired     MWF         AQS-17       No
------------------------------------------------------------------------------------------------------------------------------------
Norway        Europe            389416       8/26/88    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Norway        Europe            356157       1/19/88    Technical Data     Unclassified    Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Norway        Europe            C04856       10/2/78    Technical Data     Classified      Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Oman          Middle East       622177       10/4/95    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Oman          Middle East       597362       5/27/94    Technical Data     Unclassified    4 years     SSLF        SADS         No
------------------------------------------------------------------------------------------------------------------------------------
Oman          Middle East       537957        9/1/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Oman          Middle East       537957        9/1/92    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Oman          Middle East       537957        9/1/92    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Pakistan      Asia/Pacific      418823        5/9/89    Technical Data     Unclassified    Expired     MWF         AQS-17       No
------------------------------------------------------------------------------------------------------------------------------------
Pakistan      Asia/Pacific      418823        5/9/89    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Pakistan      Asia/Pacific      405450        5/2/89    Technical Data     Unclassified    Expired     AS          AST          No
------------------------------------------------------------------------------------------------------------------------------------
Pakistan      Asia/Pacific      380693        9/9/88    Technical Data     Unclassified    Expired     AS          AQS-18(V)3   No
------------------------------------------------------------------------------------------------------------------------------------
Pakistan      Asia/Pacific      344028       6/19/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Pakistan      Asia/Pacific      227320       9/24/84    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Peru          S. America        707481       8/21/97    Technical Data     Unclassified    4 years     AS          AQS-18A      Yes
------------------------------------------------------------------------------------------------------------------------------------
Peru          S. America        658908       3/21/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Peru          S. America        662443       3/13/96    Technical Data     Unclassified    4 years     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Peru          S. America        405450        5/2/89    Technical Data     Unclassified    Expired     AS          AST          No
------------------------------------------------------------------------------------------------------------------------------------
Peru          S. America        344027       9/24/87    Technical Data     Unclassified    Expired     AS          AQS-l8(V)1   No
------------------------------------------------------------------------------------------------------------------------------------
Philippines   Asia/Pacific      568037       7/12/93    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Philippines   Asia/Pacific      568037       7/12/93    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe            658925       1/23/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe            622832       1/24/95    Technical Data     Unclassified    4 years     TA          SQR-19       Yes
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe            618756      12/16/94    Technical Data     Unclassified    4 years     TA          B-T-P        Yes
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe            T072026     10/22/93    Temporary          Hardware        Expired     AST         AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe            568038       6/28/93    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region           License#         Date    Type               Subtype         Status      Product     System       ELAC
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe            568038       6/28/93    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe            543037      10/22/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe            530482       4/14/92    Technical Data     Unclassified    Expired     MWF         AQS-17       No
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe            530482       4/14/92    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe            405451       4/19/89    Technical Data     Unclassified    Expired     AS          AST          No
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe            367625        2/8/88    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Portugal      Europe            143053       7/15/81    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Qatar         Middle East       659935        3/4/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia  Middle East       707480       5/15/97    Technical Data     Unclassified    Pending     AS          AQS-18A      Yes
------------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia  Middle East       673977       8/27/96    Technical Data     Unclassified    4 years     ASLF        HELRAS       Yes
------------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia  Middle East       659935        3/4/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia  Middle East       572591        7/1/93    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia  Middle East       568039       6/29/93    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Saudi Arabia  Middle East       568039       6/29/93    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific      682259       10/4/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific      T077151      2/16/95    Temporary          Hardware        4 years     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific      616626       9/13/94    Technical Data     Unclassified    4 years     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific      579069      11/16/93    Technical Data     Unclassified    4 years     WPN         LCAW         No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific      413671       6/15/89    Technical Data     Unclassified    Expired     MWF         AQS-17       No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific      413671       6/15/89    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific      T045433      11/9/87    Temporary          Hardware        Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific      344233       9/24/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Singapore     Asia/Pacific      227322       9/24/84    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe            658925       1/23/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe            622832       1/24/95    Technical Data     Unclassified    4 years     TA          SQR-19       Yes
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe            618756      12/16/94    Technical Data     Unclassified    4 years     TA          B-T-P        Yes
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe            543037      10/22/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe            450834       5/24/90    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe            450834       5/24/90    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe            436195       2/16/90    Technical Data     Unclassified    Expired     AS          AST          No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe            423778       9/18/89    Technical Data     Unclassified    Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region           License#         Date    Type               Subtype         Status      Product     System       ELAC
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe            394948      10/13/88    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe            371131       3/11/88    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe            357187      11/24/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Spain         Europe            165784       4/15/82    Technical Data     Unclassified    Expired     AS          AQS-13E      No
------------------------------------------------------------------------------------------------------------------------------------
Sweden        Europe            T081685      8/27/96    Temporary          Hardware        4 years     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Sweden        Europe            654582       8/15/96    Technical Data     Unclassified    4 years     TA          Y52000       Yes
------------------------------------------------------------------------------------------------------------------------------------
Sweden        Europe            641313       9/20/95    Technical Data     Unclassified    4 years     SSLF        LFATS        No
------------------------------------------------------------------------------------------------------------------------------------
Sweden        Europe            394942      10/31/88    Technical Data     Unclassified    Expired     MWF         AQS-17       No
------------------------------------------------------------------------------------------------------------------------------------
Sweden        Europe            394942      10/31/88    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Sweden        Europe            356158       1/19/88    Technical Data     Unclassified    Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific         -         7/30/97    Technical Data     Unclassified    Pending     SSTD        SLQ-25B      Yes
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific      679403        2/5/97    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific      640109        8/4/95    Technical Data     Unclassified    4 years     AS          AQS-18(V)3   No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific      T068073      3/24/93    Temporary          Hardware        Expired     AST         AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific      5443038     10/30/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific      413670       3/31/89    Technical Data     Unclassified    Expired     MWF         AQS-17       No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific      413670       3/31/89    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific      398329      11/14/88    Technical Data     Unclassified    Expired     AS          AQS-l8(V)3   No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific      288454       3/11/86    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific      215206        3/8/84    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific      196265       6/21/83    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Taiwan        Asia/Pacific      161678       7/14/82    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific      694217        2/6/97    Technical Data     Unclassified    4 years     AS          AQS-18A      Yes
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific      682259       10/4/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific      637851       5/26/95    Technical Data     Unclassified    4 years     SSLF        SADS         No
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific      543038      10/30/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific      413671       6/15/89    Technical Data     Unclassified    Expired     MWF         AQS-17       No
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific      413671       6/15/89    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific      344233       9/24/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
Thailand      Asia/Pacific      227321       9/24/84    Technical Data     Unclassified    Expired     AS          AQS-18       No
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe            658925       1/23/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region           License#         Date    Type               Subtype         Status      Product     System       ELAC
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe            622832       1/24/95    Technical Data     Unclassified    4 years     TA          SQR-19       Yes
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe            618752      12/16/94    Technical Data     Unclassified    4 years     TA          B-T-P        Yes
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe            543037      10/22/92    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe            456852       6/29/90    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe            456852       6/29/90    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe            405451       4/19/89    Technical Data     Unclassified    Expired     AS          AST          No
------------------------------------------------------------------------------------------------------------------------------------
Turkey        Europe            344235       8/14/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
UAE           Middle East       647889      10/13/95    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
UAE           Middle East       637849        8/4/95    Technical Data     Unclassified    4 years     SSLF        SADS         No
------------------------------------------------------------------------------------------------------------------------------------
UAE           Middle East       568039       6/28/93    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
UAE           Middle East       568039       6/28/93    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
UAE           Middle East       550980       1/21/93    Technical Data     Unclassified    Expired     AS          AQS-18(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            658925       1/23/96    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            C17445      10/25/95    Technical Data     Classified      4 years     TA          TB-23        No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            617076       2/14/95    Technical Data     Unclassified    4 years     SSLF        Sonar 2087   Yes
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            622832       1/24/95    Technical Data     Unclassified    4 years     TA          SQR-19       Yes
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            622537      12/23/94    Technical Data     Unclassified    4 years     TA          TB-23        No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            607252        7/7/94    Technical Data     Unclassified    4 years     SSLF        Sonar 2087   No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            T071358      8/16/93    Temporary          Hardware        Expired     AS          AQS-18(V)    No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            559130       5/18/93    Technical Data     Unclassified    Expired     TA          B-T-P        No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            543037      10/22/92    Technical Data     Unclassified    Expired     AS          AQS-l8(V)1A  No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            533052       7/16/92    Technical Data     Unclassified    Expired     WPN         LCAW         No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            468501      10/16/90    Technical Data     Unclassified    Expired     FO          FO Array     No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            455675        6/1/90    Technical Data     Unclassified    Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            450681        5/9/90    Technical Data     Unclassified    Expired     WPN         LCAW         No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            T053927      8/16/89    Temporary          Hardware        Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            CO12679       8/8/88    Technical Data     Classified      Expired     SSTD        SSTD         No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            C012021       3/3/88    Technical Data     Classified      Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            356157       1/19/88    Technical Data     Unclassified    Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            350682      11/23/87    Technical Data     Unclassified    Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            350696      10/27/87    Technical Data     Unclassified    Expired     MWF         AQS-17       No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country       Region           License#         Date    Type               Subtype         Status      Product     System       ELAC
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            350696      10/27/87    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            Various       7/9/86    Temporary          Hardware        Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            207510       12/8/83    Technical Data     Unclassified    Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            165784       4/15/82    Technical Data     Unclassified    Expired     AS          AQS-13E      No
------------------------------------------------------------------------------------------------------------------------------------
UK            Europe            C04056       10/5/77    Technical Data     Classified      Expired     ASLF        HELRAS       No
------------------------------------------------------------------------------------------------------------------------------------
Venezuela     S. America        707475       7/24/97    Technical Data     Unclassified    4 years     SSLF        LFATS        Yes
------------------------------------------------------------------------------------------------------------------------------------
Venezuela     S. America        450834       5/24/90    Technical Data     Unclassified    Expired     MWF         EMD          No
------------------------------------------------------------------------------------------------------------------------------------
Venezuela     S. America        450834       5/24/90    Technical Data     Unclassified    Expired     MWF         LMHS         No
------------------------------------------------------------------------------------------------------------------------------------
Venezuela     S. America        405450        5/2/89    Technical Data     Unclassified    Expired     AS          AST          No
------------------------------------------------------------------------------------------------------------------------------------
Venezuela     S. America        344027       9/24/87    Technical Data     Unclassified    Expired     AS          AQS-18(V)1   No
------------------------------------------------------------------------------------------------------------------------------------

      ELAC- Export Licenses

--------------------------------------------------------------------------------------------------
      4.1.2 EXPORT LICENSES                           Status: Sep. 30. 1997
--------------------------------------------------------------------------------------------------
No.             Validity    Consignee                            Goods                Value DM
--------------------------------------------------------------------------------------------------
DE / 253 7046   27.12.97    Wilton-Fijenoord                   Sonar Spares          1.075.000,00
                            Schiedam / Netherlands
                            for export Taiwan
--------------------------------------------------------------------------------------------------
DE / 264 8651   21.01.98    Defence Procurement Agency     Underwater Telephone        443.200,00
                            Seoul, Rep. of Sudkorea             UT 2000
--------------------------------------------------------------------------------------------------
DE / 264 8654   11.02.98    Hollandse Signaalapparaten BV      Sonar Cables            231.015,00
                            Hengelo / Netherlands
                            for export Taiwan
--------------------------------------------------------------------------------------------------
DE / 253 7049   14.02.98    Merkaz Aspaka                 Spares for Echosounder         8.596,00
                            Tel Aviv / Israel                   VE 59
--------------------------------------------------------------------------------------------------
DE / 264 8660   12.03.98    Chilean Navy                  Spares for Echosounder       144.679,81
                            Taleahauno / Chile                  VE 59
--------------------------------------------------------------------------------------------------
DE / 264 8659   17.03.98    Naval Headquarters            Spares for Echosounder        68.239,30
                            India                               VE 59
--------------------------------------------------------------------------------------------------
DE / 253 7044   24.04.99    Marinha                       Repair of Dipping Sonar           up to
                            Almada / Portugal                                        1.500.000,00
--------------------------------------------------------------------------------------------------
DE / 253 7021   29.10.98    Ministeria de Defensa Armada  Repair of Dipping Sonar           up to
                            Spain                                                      200.000,00
--------------------------------------------------------------------------------------------------
DE / 253 7036   14.03.99    AlliedSignal Aerospace        Spares for Echosounder            up to
                            Canada                              VE 59                1.500.000,00
--------------------------------------------------------------------------------------------------


                                                         Zehner                                     Zehner
                             Tausender    Hunderster     13579           Tausender    Hunderster     24680             [illegible]
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Vorstan
                                           Personlich haftende
                              Grundoder       Gesellschafter                                                  a) Tag der Eintragung
                             Stammkapital     Geschafesfuhrer                                                    und Unterschrut
[illegible] Unternehmens          DM             Abwickler           Prokura            Rechtsverhaltniste    b) Bemerkungen
-----------------------------------------------------------------------------------------------------------------------------------
           2                      3                4                     5                      6                        7
-----------------------------------------------------------------------------------------------------------------------------------
[illegible] GmbH             20.000 -- DM  Dr. Ing. Reinhard                        Gesellschaft mit          a) 9.Februar 1978
                                           Ludwig in Kiel.                          beschrunkter Haftung.
[illegible] und der Ver-                                                            Der Gesellschaftsvertrag
Erzeugnissen auf der                       Burkhard Kubisch in                      ist am 7. Februar 1978       /s/ [illegible]
Elektroakustic, [illegible]                Hamburg.                                 errichtet.
der allgemeinen [illegible]
und des Ma- [illegible]                                                             Die Geschuftsfuhrer Dr.
insbesondere [illegible]                                                            Reinhard Ludwig und
der Mautik [illegible]                                                              Burkhard Kubisch
                                                                                    vertreten die
                                                                                    Gesellschaft gemeinsam.
-----------------------------------------------------------------------------------------------------------------------------------
[illegible] Elac-Nautik                    Dr. Helmut Hoss                          Gesellsehaft
naft mit be-                               in Birstein.                             Durch den Beschluss der   a) 22.Juni 1978
[illegible] Haftung                                                                 Gesellschafterversammlung
                                                                                    vom 17 Mai 1978 ist der
                                                                                    Gesllschaftsvertrag in       /s/ [illegible]
                                                                                    ss.1 (Firma) geundert
                                                                                    worden.

                                                                                    Burkhard Kubisch ist
                                                                                    nicht mehr
                                                                                    Geschaftsfuhrer.

                                                                                    Dr. Helmut Hoss ist zum
                                                                                    weiteren Geschuftsfuhrer
                                                                                    bestellt worden ; er ist
                                                                                    alleinvertretungs-
                                                                                    berechtigt.

                                                                                    Der Geschuftsfuhrer Dr.
                                                                                    Ing. Reinhard Ludwig
                                                                                    vertritt die Gesellschaft
                                                                                    gemeinsam mit einem
                                                                                    anderen Geschuftsfuhrer.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Dr.Ing. Norbert                               a) 27.Juli 1978
                                                                Schmitt, Otten-
                                                                dorf.                                            /s/ [illegible]

                                                                Dipl.-Ing. Uwe
                                                                Miers, Strande.
                                                                Dr. rer.nat.
                                                                Fritz Horing.
                                                                Kiel.

                                                                ist derert Prokura
                                                                erteilt. dess jeder
                                                                von ihnen gemeinsam
                                                                mit einem
                                                                Ceschaftsfuhrer
                                                                vertretungaber-
                                                                ochtight ist.
-----------------------------------------------------------------------------------------------------------------------------------

                                              Ruckselte von Blatt    [ILLEGIBLE]
                                                         -----------------------

------------------------------------------------------------------------------------------------------------------------
                                     Vorstand
                               Personlich haftende
                  Grundoder       Gesellschafter                                                  a) Tag der Eintragung
                 Stammkapital     Geschaftsfuhrer                                                    und Unterschrift
Unternehmens          DM             Abwickler           Prokura            Rechtsverhaltnisse    b) Bemerkungen
-----------------------------------------------------------------------------------------------------------------------
     2                3                4                     5                      6                        7
-----------------------------------------------------------------------------------------------------------------------
                 3.000.000,-                                             Durch den Beschluss        a) 31.August 1978
                     DM.                                                 der Gesellschafter-           /s/ [ILLEGIBLE]
                                                                         versammlung vom
                                                                         4.August 1978 ist der
                                                                         Gesellschaftsvertrag
                                                                         in ss. 3 (Stammkapital)
                                                                         geandert und das
                                                                         Stammkapital der
                                                                         Gesellschaft auf
                                                                         3.000.000,- DM erhoht
                                                                         worden.
-----------------------------------------------------------------------------------------------------------------------
                                Kaufman Manfred     Diplom-Kaufman       Kaufmann Manfred           a) 8.Februar 1979
                                Fiedler, Neustadt   Manfred Stolzle,     Fiedler, Kronberg
                                i.H.                Kronberg/Ts, ist     Neustadt i.H. Ts., ist     b) Manfred Fiedler
                                                    derart Prokura       zum Geschaftsfuhrer           wohnt in Neu-
                                                    erteilt, dass er     bestellt. Er ist              stadt i.H.
                                                    gemeinsam mit        gemeinsam mit einem           Shreibfehler
                                                    einem Ge-            anderen Geschafts-            berichtigt
                                                    schaftsfuhrer        fuhrer oder zusammen          am 22. Februar 1979
                                                    vertretungs-         mit einem Prokuristen
                                                    berechtigt ist.      vertretungsberechtigt.        /s/ [ILLEGIBLE]
                                                                         Ist er alleiniger
                                                                         Geschaftsfuhrer, so
                                                                         ist er alleinvertretungs
                                                                         berechtigt.
-----------------------------------------------------------------------------------------------------------------------
                                                    Die Prokura Dr.                                 a) 17.Januar 1980
                                                    Ing. Norbert                                       /s/ [ILLEGIBLE]
                                                    Schmitt. Ottendorf
                                                    ist erloschen.
-----------------------------------------------------------------------------------------------------------------------
                                                    Die Prokura Uwe                                 a) 21.August 1980
                                                    Miers, Strande,                                    /s/ [ILLEGIBLE]
                                                    ist erlsochen.

-----------------------------------------------------------------------------------------------------------------------
                                                    Dipl.-Ing. Peter                                a) 25.Juni 1981
                                                    Hoehne, Hamburg,                                   /s/ [ILLEGIBLE]
                                                    Ing, grad, Rolf
                                                    Obermuller, Kiel
                                                    und Dipl.-Ing, Helmut
                                                    Spahn, Kipl. ist
                                                    derart Prokura erteilt,
                                                    dass jeder von ihnen
                                                    gameinsam mit einem
                                                    Geschaftsfuhrer
                                                    vertretungsberechtigt
                                                    ist.
------------------------------------------------------------------------------------------------------------------------

                                             Fortsetzung auf dem ____ ten Blett.


                                           Zehner                                                 Zehner
                Tausender    Hunderster     13579                        Tausender  Hunderster     34680       [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------------
                                    Vorstan
                              Personlich haftende
                 Grundoder       Gesellschafter                                                              a) Tag der Eintragung
                Stammkapital     Geschafesfuhrer                                                                 und Unterschrut
 Unternchmens        DM             Abwickler              Prokura              Rechtsverhaltniste           b) Bemerkungen
-----------------------------------------------------------------------------------------------------------------------------------
     2               3                4                     5                            6                               7
-----------------------------------------------------------------------------------------------------------------------------------
                5.710.000,-                        Gunter Boeckmann in      Durch den Beschluss der          a) 16.Dezember 198
                                                   Hamburg ist derart       Gesellschafterversammlung                    [ILLEGIBLE]
                                                   Prokura erteilt, dass    vom 15. Juli 1982 ist das           /s/ [ILLEGIBLE]
                                                   er die Gesellschaft      Stammkapital der Gesellschaft
                                                   gemeinsam mit einem      um 2.710.000,--DM auf
                                                   Geschaftsfuhrer          ............... 5.710.000,--
                                                   vertritt.                DM erhoht und ss. 3 des
                                                   Die Prokura Manfred      Gesellschaftsvertrages
                                                   Stolzle ist erloschen.   entsprechend geandert worden.
-----------------------------------------------------------------------------------------------------------------------------------
                                Dipl. Ing. Peter   Dr. Helmut Hoss ist      Dipl,-Ing. Peter Gielen Dr.      a) 8. August 1985
                                Gielen, Bruch-     nicht mehr Geschafts-    Helmut Hoss und Ilmer G.            /s/ [ILLEGIBLE]
                                kobel, Ing, Ilmar  fuhrer.                  Raudsep sind zu
                                G. Raudsep,        Dipl, Ing, Peter Gielen, Geschaftafuhrern bestellt
                                Maintal            Bruchkobel.              worden.
                                                   Ing. Ilmar G. Raudsep,   Jeder von Ihnen
                                                   Maintal                  vertritt die Gesellschaft
                                                                            gemeinsam mit einem anderen
                                                                            Geschaftsfuhrer oder einem
                                                                            Prokuristen.

                                                                            Dr. Helmut Hoss ist nicht mehr
                                                                            Geschaftsfuhrer.
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Harald Book in Kronshagen                                 a) 28.November 1985
                                                   ist derart Prokura erteilt,                                  /s/ [ILLEGIBLE]
                                                   dass er gemeinsam mit einem
                                                   Geschaftsfuhrer
                                                   vertretungsberechtigt ist.
-----------------------------------------------------------------------------------------------------------------------------------
                 15.070.000,-                                               Durch den Beschluss der          a) 13. Februar 1986
                                                                            Gesellschafterversammlung           /s/ [ILLEGIBLE]
                                                                            vom 26. November 1985 ist das
                                                                            Stammkapital der
                                                                            Gesellschaft um 9.360.000,--
                                                                            DM auf 15.070.000,-- DM erhoht
                                                                            und ss. 3 des
                                                                            Gesellschaftsvertrages
                                                                            entsprechend geandert worden.
-----------------------------------------------------------------------------------------------------------------------------------
                                Harald Book       Die. Prokura Harald       Harald Book [ILLEGIBLE] ist      a) 17. Dez. 1987
                                in Kronshagen.    Book ist erloschen.       zum stellvertretenden               /s/ [ILLEGIBLE]
                                                                            Geschaftsfuhrer bestellt
                                                                            worden. Er ist gemeinsam mit
                                                                            einem anderen Geschaftsfuhrer
                                                                            vertretungsberechtigt.
-----------------------------------------------------------------------------------------------------------------------------------

                         Ruckselte von Blatt 2                HR B 1221

------------------------------------------------------------------------------------------------------------------------------------
                                     Vorstand
                                    Personlich
                                     haftende                                                            a) Tag der Eintragung und
                   Grundoder      Gesellschafter                                                            Unterschrift
                 Stammkapital    Geschaftsfuhrer
 Unternchmens         DM            Abwickler               Prokura              Reditsverhaltalsse      b) Bemerkungen
------------------------------------------------------------------------------------------------------------------------------------
                       3                4                      5                         6                           7
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Manfred Fiedler ist       a) 4. September 1986
                                                                              nicht merh
                                                                              Geschaftsfuhrer.

                                                                              Der Geschaftsfuhrer Dr.
                                                                              Ing. Reinhard Ludwig
                                                                              vertritt die
                                                                              Gasellschaft zusammen
                                                    Die Prokuren Petor        mit einem enderen
                                                    Hoehne und Gunter         Geschaftsfuhrer oder
                                                    Boeckmann sind            zusammen mit ainem
                                                    erloschen.                Prokuristen.              /s/ [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Mit der Honeywell
                                                                              Aktiengesellschaft in     a) 12. Februar 1987
                                                                              Offenbach am Main ist
                                                                              ein Beherrachungs-und
                                                                              Gewinnabfuhrungsvertrag
                                                                              geschlossen worden.       /s/ [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
                                                    Dr. Jorg Boscher in       Ingenieur Illmar          a) 23. April 1987
                                                    Preetz und Lutz           G. Raudsep ist nicht
                                                    Hoffmann in Kiel ist      mehr Geschaftsfuhrer.
                                                    derart Prokura erteilt,
                                                    dass jeder von ihnen
                                                    gemeinschaftlich mit
                                                    einem Geschaftsfuhrer
                                                    vertretungsberechtigt
                                                    ist.                                                /s/ [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Harald Book in
                                                                              Kronshagen ist zum
                                                                              atellvertretenden
                                                                              Geschaftsfuhrer           a) 17. Dez. 1987
                                                                              bestellt worden. Er ist
                                                                              gemeinsem mit einem
                                Harald Book in      Die Prokura Harad Book    anderen Geschaftsfuhrer
                                Kronshagen.         ist erloschen.            vertretungsberechtigt.    /s/ [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Der bisherige
                                                                              stellvertretende
                                                                              Geschaftsfuhrer Harald
                                                                              Book ist zum
                                                                              Geschaftsfuhrer
                                                                              bestellt worden; er ist   a) 23.Febr. 1989
                                                                              gemeinsem mit einem
                                                    Die Prokura fur Ing.      anderen Geschaftsfuhrer
                                                    grad. Rolf Obermuller     oder einum Prokuristen
                                                    ist erloschen.            vertretungsberechtight.   /s/ [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
                                                    Dipl.-Ing. Ivar Eldring
                                                    in Altanholz ist derart                             a) 20. Juli 1989
                                                    Prokura erteilt, dass
                                                    er gemeinschaftlich mit
                                                    einem Geschaftsfuhrer
                                                    vertretungsberechtigtist.                           /s/ [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
                                                    Heino Glimm in
                                                    Revensdorf ist derart
                                                    Prokura erteilt, dass                               a) 05. Juli 1990
                                                    er gemeinschaftlich mit
                                                    einem Geschaftafuhrer
                                                    vertretungberechtigt
                                                    ist.                                                /s/ [Illegible]
------------------------------------------------------------------------------------------------------------------------------------


                                                         Zehner                                     Zehner
                             Tausender    Hunderster     13579           Tausender    Hunderster     24680             [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Vorstand
                                           Personlich haftende
                              Grundoder       Gesellschafter                                                   a) Tag der Eintragung
                             Stammkapital     Geschaftsfuhrer                                                      und Unterschrift
[ILLEGIBLE] Unternehmens          DM             Abwickler           Prokura               Rechtsverhaltnisse  b) Bemerkungen
-----------------------------------------------------------------------------------------------------------------------------------
           2                    3                      4                     5                      6                        7
-----------------------------------------------------------------------------------------------------------------------------------
                                             Diplomphysiker Dr.   Folgende Prokuren sind   Dr. Reinhard Ludwig     a) 14. Jan. 1993
                                             Egon Tyssen in       erloschen: Heino Glimm,  ist nicht mehr          /s/ [ILLEGIBLE]
                                             Alzenau              Lutz Hoffman, Ivar       Geschaftsfuhrer.
                                                                  Eldring, Helmut Spahn.

                                                                  Wilfried Berghmann in    Der Diplomphysiker Dr.  b) 04. Marz 1993
                                                                  Grosskbrotzenburg und    Egon Tyssen in Alzenau  /s/ [ILLEGIBLE]
                                                                  Franz Werthmann in       ist zum Geschaftsfuhrer
                                                                  Erlensee ist derart      bestellt worden. Er
                                                                  Prokura erteilt, dass    vertritt die
                                                                  jeder von ihnen          Gesellschaft gemeinsam
                                                                  gemeinsam mit einem      mit einem anderen
                                                                  Geschaftsfuhrer          Geschaftsfuhrer oder in
                                                                  vertratungsharechtigt    Gemeinschaft mit einem
                                                                  ist.                     Prokuristen.

-----------------------------------------------------------------------------------------------------------------------------------
                                             Dr Luder Hogrefe                              Herald Book ist nicht
                                             in Kiel                                       mehr Geschaftsfuhrer.


                                                                                           Dr Luder Hogrefe in
                                                                                           Kiel ist zum
                                                                                           stellvertretendon
                                                                                           Geschaftsfuhrer
                                                                                           bestellt worden; er ist
                                                                                           gemeisam mit einem
                                                                                           anderen Geschaftsfurhrer
                                                                                           oder in Gemeinschaft
                                                                                           mit einem Prokuristen
                                                                                           vertretungsberechtigt.
-----------------------------------------------------------------------------------------------------------------------------------

                                             Gesamtprokuristen:                                                    a) 28. Okt. 1993
                                                                                                                     /s/ [ILLEGIBLE]
                                             Gerhard Jordt in
                                             Schonberg, Willi
                                             Tietz in Wattenbek.

                                             Jeder von ihnen ist
                                             gemeinsam mit einem
                                             Geschaftsfuhrer
                                             vertretungsberechtigt.

                                             Die Gesamtprokuren
                                             Franz Worthmann und
                                             Wilfried Bergmann
                                             sind erloschen.


-----------------------------------------------------------------------------------------------------------------------------------
                                             Die Prokura Dr. Jorg                                                  a) 07. April 1994
                                             Boscher ist erloschen.                                                  /s/ [ILLEGIBLE]

-----------------------------------------------------------------------------------------------------------------------------------
[Illegible]                                                                                Durch die Beschlusse    a) 09. Juni 1994
ELAC Nautik                                                                                der Gesellschafterver-  /s/ [ILLEGIBLE]
                                                                                           sammlungen vom 13./27.
                                                                                           April 1994 ist der
                                                                                           Gesellschaftsvertrag in
                                                                                           ss.1 (Firma)
                                                                                           geandert worden.

                                                                                           Dr. Egon Tysse und
                                                                                           Peter Gielen sind nicht
                                                                                           mehr Geschaftsfuhrer.

                                                                                           Der Beherrschungs- und
                                                                                           Gewinnabfuhrungs-
                                                                                           vertrag vom 21./25.
                                                                                           November 1986 ist
                                                                                           durch Aufhebungsvertrag
                                                                                           vom 31. Marz 1994 zum
                                                                                           Ablauf des 31. Marz
                                                                                           1994 beendet worden.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Fortseizung Ruckselte

                                                                                                       Rictselte von Blatt
                                                 Vorstand
                                           Personlich haftende
                              Grundoder       Gesellschafter                                                   a) Tag der Eintragung
                             Stammkapital     Geschaftsfuhrer                                                      und Unterschrift
[ILLEGIBLE] Unternehmens          DM             Abwickler           Prokura               Rechtsverhaltnisse  b) Bemerkungen
-----------------------------------------------------------------------------------------------------------------------------------
           2                    3                      4                     5                      6                        7
-----------------------------------------------------------------------------------------------------------------------------------
                                             Robert A. Scrofano,                           Der Kaufmann Robert     a) 03. Nov. 1994
                                             Kaufmann in Agoura,                           A. Scrofano in          /s/ [ILLEGIBLE]
                                             CA 91301, USA                                 Agoura, CA 91301,
                                                                                           USA, ist zum
                                                                                           Geschaftsfuhrer
                                                                                           bestallt worden; er
                                                                                           ist alle-
                                                                                           invertretungs-
                                                                                           berechtigt
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                           Die Gesellschaft hat    a) 26. Jan. 1995
                                                                                           als beherrschte         /s/ [ILLEGIBLE]
                                                                                           Gesellschaft mit
                                                                                           Unternehmensvertrag
                                                                                           vom 01./08. Dezember
                                                                                           1994 einen
                                                                                           Beherrschungs- und
                                                                                           Gewinnabfuhrungs-
                                                                                           vertrag mit der
                                                                                           Allied-Signal
                                                                                           Deutschland GmbH in
                                                                                           Raunheim
                                                                                           abgeschlossen, dem
                                                                                           die Gesellschafter-
                                                                                           versammlung am 14.
                                                                                           Dezember 1994
                                                                                           zugestimmt hat.


[Illegible]                                                HR B 1221   Blatt 4

------------------------------------------------------------------------------------------------------------------------------------
a) Firma                                Vorstand
                                       Personlich
b) Sitz                                 haftende                                                           a) Tag der Eintragung und
                      Grundoder      Gesellschafter/In                                                        Unterschrift
c) Cegenstand des   Stammkapital    Geschaftsfuhrer/In
Unternchmens             DM            Abwickler/In             Prokura              Reditsverhaltalsse    b) Bemerkungen
------------------------------------------------------------------------------------------------------------------------------------
        2                 3                4                       5                         6                           7
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Rovert A. Scrofano ist    a) 15. Aug. 1996
                                                                                  nicht mehr
                                                       Die Prokura Dr. Fritz      Geschaftsfuhrer.
                                                       Horing ist erloschen.
                                                                                                            /s/ [Illegible]
                                                       Wilhelm Gorl in
                                                       Grossbarkau ist derart
                                                       Prokura erteilt, dass er
                                                       gemeinschaftlich mit       Der Geschaftsfuhrer Dr.
                                                       einem Geschaftsfuhrer      Loder Hogrefe ist
                                                       vertretunsberechtigt ist.  alleinvertretungsberechtigt.
------------------------------------------------------------------------------------------------------------------------------------
                                                       Die Prokuren Gerhard
                                                       Jordt, Willi Tietz und
                                                       Wilhelm Corl sind
                                                       dahingehend geandert,
                                                       dass jeder der
                                                       Prokuristen die                                      a) 29. Aug. 1996
                                                       Gesellschaft in
                                                       Gemeinschaft mit einem
                                                       Geschaftsfuhrer oder
                                                       Prokuristen vertritt.                                /s/ [Illegible]
------------------------------------------------------------------------------------------------------------------------------------



                                                       Es wird ausdrucklich darauf hingewiesen, dass die
                                                       unterstrichenen Teile der Eintragung in der
                                                       nachstehenden Fotokopie in Verbindung mit den
                                                       Veranderungs- und Loschungsvermerken geloscht sind.



------------------------------------------------------------------------------------------------------------------------------------

                                                           Fortsetzung Ruckseite

--------------------------------------------------------------------------------
DE/203 7050    07.07.99  Hellenic Navy       Spares for Echosounder  107.344,00
                         Piraeus/Greece              VE 59
--------------------------------------------------------------------------------
DE/264 8662    10.09.99  ORCA Instrumentation      Diver Sonar DSE 1  909.829,40
                         Brest/France
--------------------------------------------------------------------------------

ELAC - Vehicle Registrations

            --------------------------------------------------------------------
            Kfz-Kennzeichen       Fahrer            KSt.     Nr. des Kfz-Briefes
--------------------------------------------------------------------------------
  1         K1 - DC 409             EX                710
--------------------------------------------------------------------------------
  2         K1 - AS 554             EX                710
--------------------------------------------------------------------------------
  3         K1 - AS 908             EX                710       BB810307
--------------------------------------------------------------------------------
  4         K1 - AS 885             EX                710       BB805514
--------------------------------------------------------------------------------
  5         K1 - DA 605             Dr. L. Hogrefe    210
--------------------------------------------------------------------------------
  6         K1 - AS 760             G. Jordt          210       BB849466
--------------------------------------------------------------------------------
  7         K1 - AS 403             W. Tietz          300       BB847854
--------------------------------------------------------------------------------
  8         K1 - AS 1O5             H.-J. Maschmann   400       BB911508
--------------------------------------------------------------------------------
  9         K1 - AS 121             EX                710
--------------------------------------------------------------------------------
  Erprobungsschiff MS "Skjoldnaes"
--------------------------------------------------------------------------------

ELAC - Business and Local Licenses

       ELAC business and local licenses are listed on the following pages.

ELAC - Vessel Registrations

       ELAC vessel registrations are provided on the following pages.

                         [Letterhead of Honeywell ELAC]


                                                                 27. Januar 1982


                                    ERKLARUNG

Hiermit erklaren wir, Honeywell-ELAC-Nautik GmbH, Kiel, Eigentumer der MS "Skjoldnaes" zu sein. Wir haben das MS "Skjoldnaes" im Mai 1978 im Rahmen der Obernahme des gesamten nautischen Bereichs der fruheren Electroacustic GmbH i.K. kauflich erworben.



Honeywell [Illegible]
Nautik Gesellschaft mbH
Westring 425-429 o Tel. [Illegible]
       D 2300 Kiel
    /s/ [Illegible]

                                        BESTATIGUNG

                         Wir, die Fa. Electroacustic GmbH i.K.,
                         Kiel, bestatigen hiermit, dass die Fa.
                         Honeywell-ELAC-Nautik GmbH, Kiel, das MS
                         "Skjoldnaes" im Mai 1978 im Rahmen der
                         Obernahme des gesamten nautischen
                         Bereichs unserer Gesellschaft kauflich
                         erworben hat.

                                      ELECTROACUSTIC
                            Gesellschaft mit beschrankter Haftung
                                     KONKURSVERWALTUNG
                                     GUNTHER GUSTAFSEN
                                       /s/ [Illegible]

IM(3)                  lyst nr. 1105/1
--------------------------------------------------------------------------------
[SEAL OF DENMARK]          INTERNATIONALT MALEBREV
                         (International Tonnage Certificate)
          udfaerdiget i overensstemmelse med den Internationale konvention
               (issued in accordance with the International Convention
                    afsluttet i Oslo den 10. juni 1947 (Regel I)
                   concluded in Oslo the 10th of June 1947 (Rule I)

          Skibets navn
          (Name of ship)         "SKJOLDNAES"
                         --------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
     Skibets art           Nationalltet             Hjemsted           Kendingssignal   Fremdrivnings-middel
 (Description of ship)    (Nationality)        (Port of registry)     (Signal letters)     (Propelled by)
------------------------------------------------------------------------------------------------------------------------
 Heldaekket lystfartoj          Dansk              Skovshoved.               --             Sejl &.Skrus.
------------------------------------------------------------------------------------------------------------------------
   Aflabsdato           Hvor og nar bygget     Navn og adresse pa byggevserftet      Navn og adresse pa reder[Illegible]
(Date of launching)   (Where and when built)    (Name and address of builders)         (Name and address of owners)
------------------------------------------------------------------------------------------------------------------------
       --                Danmark i 1936      Nordbjaergs Baadevaerft A/S, Kobenhavn    Jabrikant J. Allench[Illegible]
                                                                                           Raadmandsgade 6, N.
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Antal daek  Et      Forskib Middelfyldigt -glat staevn   Antal skruer  En
__________________  Agterskib  Spidsgattet               Maskineriets art  Motor
Antal master  En    Byggemateriale  Teak                 _______________________
Rigning  Kutter     __________________________________   Antal skorstene________
--------------------------------------------------------------------------------
Kendingsmal (Identification dimensions)                          Feet     Meter
--------------------------------------------------------------------------------
Laengde (Length) fra forkant af den overste ende af
forstaevnen til agterkant af den overste ende af rorstaevnen .   38,1     11,61

Bredde (Bredth), storste udenbords ...........................   13,2      4,02

Dybde, midtskibs pa halv laengde fra undersiden af
malingsdaekket til overkant af bundstokke ....................    5,6      1,69

Laengde overalt (Overall length) .............................   38,3     11,68

                            Registertons   Kubikmeter      Registertons     Kubikmeter
Underdaekstonnage            [Illegible]   [Illegible]      [Illegible]     [Illegible]

                                               Registertons        Kubikmeter
                                             -----------------------------------
      Underdaekstonnage
(Space below tonnage [Illegible]                    13,09             37,08
--------------------------------------------------------------------------------
     Rum over malingsdaek

Mellemdaeksrum
(Tween-deck space) ..........................
--------------------------------------------------------------------------------
Rum i abne overdaeksrum
(Round houses etc.) .........................
--------------------------------------------------------------------------------
Bak (Forecastle) ............................
--------------------------------------------------------------------------------
Rum i aben bak (R'd h. etc) .................
--------------------------------------------------------------------------------
Brohus (Bridge) .............................
--------------------------------------------------------------------------------
Rum i abent brohus (R'd h.) .................
--------------------------------------------------------------------------------
Loftet Daek
(Raised Deck) ...............................
--------------------------------------------------------------------------------
Hytte (Poop) ................................
--------------------------------------------------------------------------------
Rum i aben hytte (R'd h. etc) ...............
--------------------------------------------------------------------------------
Trunk (Trunk space) .........................
--------------------------------------------------------------------------------
Ruf (Deck houses)  (2) ......................        1,16              3,29
--------------------------------------------------------------------------------
Maskinruf (Machinery space
above upper deck) ...........................
--------------------------------------------------------------------------------
Tillaeg for luger
(Excess of hatchways) .......................
--------------------------------------------------------------------------------
Brutto (Gross) tonnage ......................       14,25             40,37
================================================================================


[Illegible] tonnage overfort               [Illegible]

    Fradrag (deductions)

                            Registertons

Forer (Master)
Mandskab (Crew) ...........        3,09
---------------------------------------
Provlantrum
(Provision room) ..........
---------------------------------------
Navigeringsrum
(Navigation spaces) .......        1,58
---------------------------------------
Pumperum
(Pump rooms) ..............
---------------------------------------
Kabelrum
(Boatswains stores) .......
---------------------------------------
Vandballastrum
(Water ballast
spaces) ...................                [Illegible]
------------------------------------------------------
Netto tonnage som sejkskib
(If a sailing vessel)                      [Illegible]
------------------------------------------------------
Fradrag for maskinrum
(Machinery space)
25,40% af BRT.                             [Illegible]
------------------------------------------------------
Netto (Net) tonnage                        [Illegible]
======================================================

Det attesteres herved, at det ovennaevnte skib er blevet malt i overensstemmelse med de internationale [Illegible]

(This is to certify that above-names ship has been measured in conformity with the International Regulations for the [Illegible]

tonnagemaling af skibe i henhold til den i Oslo den 10. juni 1947 afsluttede konvention,

of Ships in accordance with the International Convention concluded in Oslo the 10th of June 1947)



og at brutto tonnagen er:                                           Kubikmeter
and that the gross tonnage is:  - 14,25 - Registertons  - 40,37 - (cubic meters)


og at netto tonnagen er:                                            Kubikmeter
and that the net tonnage is:    - 5,96 -  Registertons  - 16,89 - (cubic meters)



STATENS SKIBSTILSYN          Kobenhavn            den 3. juni 19[Illegible]
  [Illegible]
    [Seal]                                            /s/ [Illegible]

                              [SCHEMATIC OF SHIP]


                                   Bow   Short
                                   Midship Section: Light, Normal, Heavy Displ.
                                                           ------
                                   Stern:  Doubleender

Fitted with Bowsplit  Yes.
L.W.L. [Illegible]  Designed   Lloyd's Register   Measured
                                                  --------

Hull form:  Day Racing   Ocean Racing   Cruising   Heavy Cruising   Commercial
                                        --------

Designer  [Illegible]   Builder  [Illegible]   Date built  1936

Ballast Keel  Lead.     Weight ab. 7000 kg.   Internal Ballast  70   Weight  0

Mainmast: hollow, built-up, solid  hollow  built up    Material  Oregon Pines

AUXILIARY INSTALLATION  Petrol, Paraffin, Diesel, Semi-Diesel Engine
                                          ------

Maker's Name and Address  Ford marine Diesel F.M.D.T.

Model No. 55863 R.   H.P. 52  No. of Cylinders 4

Is Reverse Gear fitted  Yes.  Is Reduction Gear fitted  Yes  Ratio 1:2.1

Weight of Installation without Propeller and Shafting  ab. 563 kg.

Position of Engine in Hull  [Illegible] in Centerline.

Propeller: Solid       2 blade  On centre line in aperture      Propeller diam. 1.650
           -----                --------------------------
           Feathering  3 blade  On centre line not in aperture  Distance of prop.
                       -------                                  hub off centre
           Folding              On quarter P/S                  B/20
                                                                count as ON/OFF centre

Internal fittings and equipment, etc. -- Light, normal, heavy.
                                                ------

Details of Raised Deck, if any
__________________________________________________________  R.D.B.

Measurer's Recommendation as to Division _______________

Any other comments:

                         KONGELIG DANSK YACHTKLUB
                            /s/ [Illegible]


                               RATING CERTIFICATE

                       According to the RORC rule of 1957
                              Metric Measurements

                       [SEAL of Deutscher Segler-Verband]

Yacht Skjoldnas
Owner Fabr. J. Allesch
Address Raadmandsgade. 6. Copenhagen

                -------------------            -------------
                    RATING                        T.C.P.
                7.365 M.  24.157 FT               0.6915
                -------------------            -------------

WHEN RACING WITH THIS CERTIFICATE THE POL[ILLEGIBLE]
MUST NOT BE EXCEEDED

1. Length of spinnaker boom, including cup or goose neck fitting ..........
2. Maximum width of largest spinnaker set .................................
3. Luff or leech of any spinnaker set .....................................
4. Width of the foot of any spinnaker set
     in which the width at 3/4-height is less than 3/4 of the foot ........
5. Foot of genoa or yankee--measured horizontally
     from tack to a perpendicular dropped from the clew ...................
6. Height above main deck of highest block
     on wihch any headsail or spinnaker can be set ........................
7. Height above main deck of highest block ................................
     upon which mizzen staysail can be set ................................

N.B. (Yawls and Ketebes only). A.mizzen staysail (may, may not) be [illegible]

L.O.A. .........................  11.600
F.G.O. .........................    .285
A.G.O. .........................    .450
L.B.G. .........................  16.865
F.F. ...........................   1.450
F.A. ...........................   1.000
G.S.D.f. .......................   0.310
G.S.D.a. .......................   0.115
F.S.F.D. .......................   0.060
A.S.F.D. .......................   0.022
G.D. ...........................  ______
y. .............................  ______
F.O.C. .........................   0.249
A.O.C. .........................   0
L. .............................  10.616
B. .............................   4.000
Q.B.D. .........................   1.380
F.D. ...........................   1.600
t. .............................   0.045
F.M.D. .........................   0.740
F.F.D. .........................   0.980
D. .............................   2.053
Draft
excl. Centre board                ______
Draft
Centre board down                 ______
Mast height
to highest point
of measurement                    16.050


                      Rating Formula for Measured Rating =
         M.R. = 0,15*L*(sq.root)S / (sq.root)(B*D) + 0,2(L+(sq.root)S)

                                   SAIL AREA

FORETRIANGLE                                             Sq. M.

Height I  12.10      Base J.       6.10
Penalty _____        Penalty       0.550   Meas'd Area 34.515
                     Allowance     0.945

I cor. _____         J cor.        5.705

MAINSAIL (MIZZEN of W'BONE KETCH)

b 7.400     p 14.650                       Meas'd Area 54.205
h _______   d ______   g ______


TOPSAIL l______ p-h_____                   Meas'd Area ______

MIZZEN b miz ____, p miz ____ b(1) _____
h miz ____ d miz ____ g miz ____ p(a) __   Meas'd Area ______

WISHBONE KETCH
SCHOONER               BETWEEN MASTS

p(1) ______ b(1) _______  p(9) ______      Meas'd Area ______

Other Areas ________________               Meas'd Area ______
                                                       ------
Measured Sail Area (M.S.A.) .....................  Sum 88.720

A.R.A.  10.093                    Rated Sail Area (S.) 70.893
                                                       ------
(sq. root)S ..........................................  8.420

Mast Height Penalty .................................. ______

                                                   Sum ______
                                                       ------
MEASURED RATING ......................................  8.485
                                                       ------

Length of Bowsprit  2.500

Penalties are carried on _____________________________
______________________________________________________



                                   SCANTLINGS
                             All Dimensions are mm

Main Frames of   ore                       Scantlings or
Thickness (if metal) _________________     sizes of angles  [Illegible]

Intermediate Frames of   ore               Scantlings or
Reversed Frames, thickn. _____________     sizes of angles  [Illegible]

Reinforcement or addt.                     Scantlings or
Frames or Stringers of _______________     sizes of angles     ________

Deck Beams of    ore                       Scantlings or
Thickness (if metal) _________________     sizes of angles  [Illegible]

Topsides of  Teak.                         Thickness 0.045 [Illegible]

Deck of   Teak                             Thickness 0.045 [Illegible]

W  6.156   R.D.B. __________                 0,5 Bk  0.225 [Illegible]


      STABILITY ALLOWANCE

Scantling Component .......... 16.057
Shallow Draft Component ...... ______
Iron Ballast Component ....... ______
Wt. of Engine Component ......  2.060
                               ------         [RIGHT COLUMN ILLEGIBLE]
                           Sum 18.117
                               ------
Light Alloy Mast Component ... ______
                               ------
S.T.A. = 18.119     Difference ______
If Positive, STA corrected ...  9.506%
                               ------

Measured at Copenhagen

Date [Illegible]  Measured by /s/ [Illegible]

                         Schedule 4.19 - Labor Relations

       See also Schedules 4.11, 4.19(x).

Ocean Systems

    Collective Bargaining Agreements
          Local Agreement between AlliedSignal Government Electronic Systems, Sylmar, Ca., and UAW Local No. 179, dated May 3, 1995
          Master Agreement between Divisions of AlliedSignal, Inc. and UAW, dated May 3, 1995
          Supplemental Agreement between AlliedSignal Government Electronic Systems,
          Sylmar, Ca. and UAW Local No. 179, dated March 4, 1995
          Letters of Understanding No.s 1-35, covering Supplemental Agreement dated May 4, 1995

    Written Personnel Policies
          Employee Handbook for Employees Covered Under the Master Bargaining Agreement
          Salaried Employee Handbook

    Retention Agreements
          Retention Agreements with key management, V. Davisson, V .Riehl,
          A. Logan, D. Dunlop, J. Roscigno, L. DiRienzo, M. Charley, B. Smith, S. Erdman), aggregate contingent payment of $199,400 for all eight managers.

ELAC

       ELAC is covered by the "Tarifvertrag" of IG Metall Schleswig-Holstein. This law covers all major employee issues such as salary, vacation, illness, etc. The "Tarifvertrag" is valid for a certain time period and is a topic of collective bargaining events between the Union and industrial representatives.

       Collective Bargaining Agreements

       Gultige Betriebsvereinbarungen

       Nr. Betreff                                                Tag des
                                                                  Inkrafttretens

       6/79 Inteme Richtlinien fur innerbetriebliche
            Stellanausschreibungen                                 01.01.80
       1/83 Stoirzeiten-Erfassungsgerate an den CNC-Maschinen      01.03.83
       1/89 Bildschirm-Arbeitsplatze                               12.10.89
       1/90 Vorholzeiten                                           01.04.90
       3/90 Schichtzulagen                                         25.06.90

       2/95 Zeiterfassungssystem "Zepem"                           01.03.95
       3/95 Arbeitszeitabsenkung                                   01.09.95
       4/95 Neuregelung der Arbeitszeit ab 01.10.95                25.09.95
       5/95 Einrichtung eines Arbeitszeitkontos fur die
            Verteilung der regelaBigen wochentlichen Arbeitszeit   01.10.95
       7/95 Gleitende Arbeitszeit                                  01.11.95
       8/95 Arbeitszeit der Auszubildenden                         01.11.95
       1/96 IUK-Nutzung BDE                                        15.07.96
       2/96 Vorholzeiten und arbeitsfreie Tage 1997                07.11.96
       3/96 Einrichtung einer flexiblen Arbeitszeitregelung        01.12.96
       01/97 Betriebliches Vorschlagswesen                         01.09.97

       Written Personnel Policies
             Handbuch fur Mitarbeiter, dated May 26, 1997

       Retention Agreements
             Retention Agreements with key management (L. Hogrefe, W. Tietz, G. Jordt), aggregate contingent payment of $108,200 for all three managers (Purchaser responsibility).

       Labor Strikes, Slowdowns or Work Stoppages - ELAC
       No significant strikes have taken place in the past five years. Only two hours work stoppage in 1993-1995.

       Liabilities for Severance Pay - ELAG
       Lay off payment in 1997       DM 271.285,--
            liability for 1998       DM 251,660,--

       Layoffs - ELAC
       --------------
       1993         7
       1994        15
       1995        27
       1996        14
       1997        12

       All layoffs beginning in 1994 were in accordance with the Honeywell ELAC Social Plan provided in the data room.

       Ocean Systems

       1997 Incentive Compensation has not been paid in full. Prior years' incentive compensation was deferred at employee's request.
       Payments for vested, non-exercised stock options remain outstanding.

                       Schedule 4.19(x) - Labor Relations

See also Schedule 4.19.

       Layoffs - ELAC
       --------------
       1993         7
       1994        15
       1995        27
       1996        14
       1997        12

       All layoffs beginning in 1994 were in accordance with the Honeywell ELAC Social Plan provided in the data room.

       Ocean Systems

       A production facility in Vista, California was closed effective June, 1997.

       Involuntary RIF's occurred on the following dates:
             June 23, 1993     November 5, 1993  March 4, 1993     March 1, 1993
             July 1995         August 1995       January 1, 1996   February 1996
             July 1996         October 1996

       Voluntary RIF's occurred on the following dates:
             September 1996    November 1996     June 1997         August 1997

       See also Local Agreement and Master Agreement between AlliedSignal and the UAW, Article III, Paragraph 21 & 22, Representation of the UAW Master Agreement, provided in data room.

                   Schedule 4.21(a) - Government Contracts

      Sellers are presently aware of an international sales matter, which Purchaser acknowledges having had the opportunity to discuss with Sellers' counsel (voluntary disclosure #329, relating to sales to the government of Greece and the United States).

      A dispute relating to the Maritime Coastal Defense Vessel involving the Canadian Navy has recently been settled.

      There is one contractual dispute related to a German Government contract. ELAC intends to solve the dispute prior to January 21, 1998.

       Contract Data:

             Customer:         BWB, Koblenz, Germany
             Content:          Development and delivery of 4 ea. Reflexducers
             Date of Contract: 8/7/1995
             Value:            DM 712.5 k
             Last Shipment:    Dec. 1998

       Current Status:

       An agreement with the customer was settled on 5th November, 1997, to close the contract end of December 1997 without shipment of transducers. ELAC agreed to pay back 438 k DM of the total payment of 712.5 k DM that was received end of 1996. BWB accepts the development results.
       Payback has to be transferred 30 days after written approval of BWB. ELAC confirmed agreement in writing 7th of November, BWB approval expected in the last week of December, 1997, payment to be released January 1998.

       See also Schedules 4.9 and 4.21(b).

                     Schedule 4.21(b) - Government Contracts

See also Schedule 4.21(a).

Investigations or Audits - Ocean Systems

AlliedSignal Government Compliance Assurance report dated October 27, 1997. AlliedSignal Internal Audit Sell-Side Due Diligence Review of Ocean Systems in connection with the proposed sale of the Business (Summer 1997) (no written report prepared, except as reflected in Schedule 4.4.).
An Estimating System Audit was performed by DCAA in November 1997 and a draft report has been delivered to Ocean Systems.

      The Sylmar site is subject to DCAA audits and fact finding in connection with all forward pricing rate proposals, contract proposals and contract awards with the US Government.

      The only unusual costs which have not yet been approved for forward pricing rate purposes for the Sylmar site include the Vista, California facility closure severance payments; the 1996 Sylmar Involuntary RIF severance payments and the 1994 earthquake expenses.

ELAC

Cost estimate audit of hourly pay rates and estimation rates executed by the Federal Authorities for Defense and Procurement (German Government) in Koblenz for the year 1997

Actual cost audit and audit of various cost plus contracts executed by the State Authorities for Economy, Technology and Traffic of the State of Schleswig-Holstein for the years prior to 1995.

                     Schedule 4.21(c) - Government Contracts

See Schedules 4.21(a) and 4.21(b).

                     Schedule 4.21(d) - Government Contracts

See Schedules 4.21(a) and (b).

                     Schedule 4.21(e) - Government Contracts

See Schedules 4.21(a) and (b).

                 Schedule 4.22 - Government Furnished Equipment

See following pages.

                        PROPERTY ADMINISTRATOR WORKSHEET
--------------------------------------------------------------------------------
                         DCRL SUP 1 TO DLAM 8135.1                 DCRL Form 098

   Prime Contracts

==========================================================================================================================
Contractor CAGE: 60225 Allied Signal Ocean Systems                              As of Date: 03/03/97         Page: 1
--------------------------------------------------------------------------------------------------------------------------
                 Estimated  Total Value                Special    Other     Agency   Indust    Material
  Control Number Completion Government      Special    Test       Plant    Peculiar  Plant
  Type Contract    Date      Property       Tooling   Equipment  Equipment Property Equipment  CAP   GFM     Remarks
--------------------------------------------------------------------------------------------------------------------------
N00019-97-C-0008                  821   LI      550         250        21                                  SDC, AWM-24B
                             ------------------------------------------------------------------------------------------
FP                           $967,601    $   148373      654284    134944
-----------------------------------------------------------------------------------------------------------------------
N00024-84-C-6O74                  352   LI      305          47                                            TB-23
                             ------------------------------------------------------------------------------------------
FP                           $216,167    $    65269      150898
-----------------------------------------------------------------------------------------------------------------------
N00024-85-C-8236                  207   LI       21         186                                            TB-23, BQ ASA
                             ------------------------------------------------------------------------------------------
FP                           $920,305    $    39323      380982
-----------------------------------------------------------------------------------------------------------------------
N00024-89-G-6098                    2   LI                    2                                            TARC
                             ------------------------------------------------------------------------------------------
FP                             $3,775    $                 3775
-----------------------------------------------------------------------------------------------------------------------
N00024-89-C-6066                   48   LI       46           2                                            ADC MK3
                             ------------------------------------------------------------------------------------------
FP                            $43,551    $    41431        2120
-----------------------------------------------------------------------------------------------------------------------
N00383-88-G-K301                  446   LI      307         139                                            Q13B
                             ------------------------------------------------------------------------------------------
FP                                       $    84488      275242
-----------------------------------------------------------------------------------------------------------------------
N00024-94-C-6152                        LI                                                                 ADC MK3
                             ------------------------------------------------------------------------------------------
FP                                       $
-----------------------------------------------------------------------------------------------------------------------
                               Total    LI     1229         626        21       0       0        0      0
                             ------------------------------------------------------------------------------------------
                               Total     $  378,884   1,997,301   134,944       0       0        0      0
-----------------------------------------------------------------------------------------------------------------------

                               GRAND TOTAL LINE ITEMS               1876 GRAND TOTAL $$                      2,511,129
========================================================================================================================

                        PROPERTY ADMINISTRATOR WORKSHEET
                         DCRL SUP 1 TO DLAM 8135.1                 DCRL Form 098

==========================================================================================================================
Contractor CAGE: 60225 Allied Signal Ocean Systems                              As of Date: 03/03/97         Page: 2
--------------------------------------------------------------------------------------------------------------------------
                 Estimated  Total Value                Special    Other     Agency   Indust    Material
  Control Number Completion Government      Special    Test       Plant    Peculiar  Plant
  Type Contract    Date      Property       Tooling   Equipment  Equipment Property Equipment  CAP   GFM     Remarks
--------------------------------------------------------------------------------------------------------------------------
N00019-92-G-O195                  30    LI        30                                                         Q13-F
                             ---------------------------------------------------------------------------------------------
FP                           $24,672     $     24672
--------------------------------------------------------------------------------------------------------------------------
N00024-92-C-65O1                  34    LI        34                                                         Q13-F R/M
                             ---------------------------------------------------------------------------------------------
FP                           $13,227     $     13227
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                           Total        LI        64      0         0         0        0        0       0
                             ---------------------------------------------------------------------------------------------
                           Total         $    37,899      0         0         0        0        0       0
--------------------------------------------------------------------------------------------------------------------------

                           GRAND TOTAL LINE ITEMS                  64 GRAND TOTAL $$                               37,899
==========================================================================================================================

                        PROPERTY ADMINISTRATOR WORKSHEET
                         DCRL SUP 1 TO DLAM 8135.1                 DCRL Form 098

==========================================================================================================================
Contractor CAGE: 60225 Allied Signal Ocean Systems                              As of Date: 03/03/97         Page: 3
--------------------------------------------------------------------------------------------------------------------------
                 Estimated  Total Value                Special    Other     Agency   Indust    Material
  Control Number Completion Government      Special    Test       Plant    Peculiar  Plant
  Type Contract    Date      Property       Tooling   Equipment  Equipment Property Equipment  CAP   GFM     Remarks
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                             Total      LI        0       0         0         0        0        0       0
                             ---------------------------------------------------------------------------------------------
                             Total       $        0       0         0         0        0        0       0
--------------------------------------------------------------------------------------------------------------------------

                             GRAND TOTAL LINE ITEMS                   0 GRAND TOTAL $$                                   0
==========================================================================================================================

                        PROPERTY ADMINISTRATOR WORKSHEET
                         DCRL SUP 1 TO DLAM 8135.1                 DCRL Form 098

==========================================================================================================================
Contractor CAGE: 60225 Allied Signal Ocean Systems                              As of Date: 03/03/97         Page: 4
--------------------------------------------------------------------------------------------------------------------------
                 Estimated  Total Value                Special    Other     Agency   Indust    Material
  Control Number Completion Government      Special    Test       Plant    Peculiar  Plant
  Type Contract    Date      Property       Tooling   Equipment  Equipment Property Equipment  CAP   GFM     Remarks
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                             Total      LI     1293     626        21         0        0        0       0
                             ---------------------------------------------------------------------------------------------
                             Total       $   416783  1997301    134944        0        0        0       0
--------------------------------------------------------------------------------------------------------------------------

                             GRAND TOTAL LINE ITEMS               1940 GRAND TOTAL $$                            2,549,028
==========================================================================================================================

                        PROPERTY ADMINISTRATOR WORKSHEET
                         DCRL SUP 1 TO DLAM 8135.1                 DCRL Form 098

==========================================================================================================================
Contractor CAGE: 60225 Allied Signal Ocean Systems                              As of Date: 03/03/97         Page: 4
--------------------------------------------------------------------------------------------------------------------------
                 Estimated  Total Value                Special    Other     Agency   Indust    Material
  Control Number Completion Government      Special    Test       Plant    Peculiar  Plant
  Type Contract    Date      Property       Tooling   Equipment  Equipment Property Equipment  CAP   GFM     Remarks
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                             Total      LI     1357     626        21         0        0        0       0
                             ---------------------------------------------------------------------------------------------
                             Total       $   454682  1997301    134944        0        0        0       0
--------------------------------------------------------------------------------------------------------------------------

                             GRAND TOTAL LINE ITEMS               2004 GRAND TOTAL $$                            2,586,927
==========================================================================================================================

                        PROPERTY ADMINISTRATOR WORKSHEET
                         DCRL SUP 1 TO DLAM 8135.1                 DCRL Form 098

==========================================================================================================================
Contractor CAGE: 60225 Allied Signal Ocean Systems                              As of Date: 03/03/97         Page: 4
--------------------------------------------------------------------------------------------------------------------------
                 Estimated  Total Value                Special    Other     Agency   Indust    Material
  Control Number Completion Government      Special    Test       Plant    Peculiar  Plant
  Type Contract    Date      Property       Tooling   Equipment  Equipment Property Equipment  CAP   GFM     Remarks
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                                        LI
                             ---------------------------------------------------------------------------------------------
                                         $
--------------------------------------------------------------------------------------------------------------------------
                             Total      LI     2650     1252        42        0        0        0       0
                             ---------------------------------------------------------------------------------------------
                             Total       $   871465  3994602    269888        0        0        0       0
--------------------------------------------------------------------------------------------------------------------------

                             GRAND TOTAL LINE ITEMS               3944 GRAND TOTAL $$                            5,135,955
==========================================================================================================================

4-JUN-97                               TOOL MASTER                       Page:

Contract Number: N00019-97-0008      Description: ST/STE         Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
218510       F2A              03/07/97  07/12/96    N   CABLE BOARD P7              3326505-402      2         411               822
218511       F2A              03/10/97  07/12/96    N   CABLE BOARD P8              3326505-403      2         413               826
218512       F3F              02/17/92  07/15/96    N   CABLE BOARD J1              3326501-401      1         729               729
                                                                                    3326505-401
218515       F3A              03/10/97  07/15/96    N   CABLE BOARD J5              3326501-404      2         118               236
218516       F2A              03/10/97  07/12/96    N   CABLE BOARD J6              3326501-405      2         155               310
218518       F2A              03/10/97  07/12/96    N   CABLE BOARD J7              3326501-407      2         422               844
218520       F2F              03/10/97  07/15/96    N   CABLE BOARD, A37 PWR ASSY   3326501-409      2         244               488
218527-1     C6C REPR         06/29/93  07/15/96    N   FIXTURE, ENCLOSURE ASSY     8013475-1-801    1         987               987
                                                                                    3326501-801
218527-2     C6C              05/31/96  05/31/96    N   FIXTURE, ENCLOSURE ASSY     3326501-801      1         987               987
                                                                                    8013475-1-801
218527-3     C6C              05/31/96  05/31/96    N   FIXTURE, ENCLOSURE ASSY     8013475-1-801    1         987               987
                                                                                    3326501-801
218527-4     CSC REPR         08/29/93  07/09/96    N   FIXTURE, ENCLOSURE ASSY     8013475-1-801    1         987               987
                                                                                    3326501-801
218527-5     CICON ENG        03/25/97  06/11/96    N   FIXTURE, ENCLOSURE ASSY     8013475-1-801    1         987               987
                                                                                    3326501-801
218527-6     C6C              12/18/96  07/09/96    N   FIXTURE, ENCLOSURE ASSY     8013475-1-801    1         987               987
                                                                                    3326501-801
218527-7     C6C REPR         07/09/96  07/09/96    N   FIXTURE, ENCLOSURE ASSY     3326501-801      1         987               987
                                                                                    8013475-1-801
2186741      C58              03/09/92  07/01/95    N   TEMPLATE                    3822114-1        1          52                52
2186742      C5B              03/09/92  07/01/96    N   TEMPLATE                    3322114-2        1          52                52
218675A/B    C7E5             02/24/92  07/10/96    N   TEMPLATE                    3320165-1        1         379               379
218676       C7E4             02/24/92  07/19/96    N   ROUTER PLATE                3320165-1        1         240               240
218677       C7E9             02/26/92  07/10/96    N   TEMPLATE                    3320165-2        1         135               135
218678       C7E7             02/26/92  07/10/96    N   ROUTER PLATE                3320165-2        1          20                20
218679       C6E22            02/24/92  07/09/96    N   PANTO MASTER                3320182          1         117               117
218680       C6E22            02/24/92  07/09/96    N   PANTO MASTER                3320162          1         435               435
218681       C6E22            02/24/92  07/09/96    N   PANTO MASTER                3325162          1         328               328
218682       C5B              03/09/92  07/01/96    N   TEMPLATE                    3320184-5        1          69                69
                                                                                    3320184-6
218683       C6E7             02/21/92  07/09/96    N   TEMPLATE                    3320184-1        1         647               647
218684       C5B              03/09/92  07/01/96    N   DRILL TEMPLATE              3320142          1         326               326
218685       C6E7             02/21/92  07/09/96    N   DRILL TEMPLATE              3310793          1        1084              1084
218686       C5B              03/09/92  07/01/96    N   DRILL TEMPLATE              3310794          1         739               739
218687-A     F3F              02/10/92  07/15/96    N   CABLE BOARD                 3320250          1         707               707
218687-B     F3F              02/10/92  07/15/96    N   CABLE BOARD                 3320250          1         707               707
218687-C     F2B              02/10/92  07/12/96    N   CABLE BOARD, XFMR REV C     3320250-403      1         707               707
218688       C5B              03/09/92  07/01/96    N   DRILL PATTERN               3322013          1        1025              1025
218689       C6E14            02/24/92  07/09/96    N   DRILL PATTERN               3320164-1        1         532               532
218690       C6E15            02/24/92  07/09/96    N   ROUTER BLOCK                3320164-1        1         278               278
218691       C6E13            02/24/92  07/09/96    N   ROUTER BLOCK                3320184-1        1         258               258
218692       C6E8             02/21/92  07/09/96    N   ROUTER BLOCK                3320184-2        1         191               191
218693       C6E8             02/21/92  07/09/96    N   ROUTER BLOCK                3320184-3        1         103               103
218694       C6E13            02/24/92  07/09/96    N   ROUTER BLOCK                3320184-5        1         265               265
                                                                                    3320184-6
218695       C6E10            02/24/92  07/09/96    N   ROUTER BLOCK(2 PC SET)      3322015          1         136               136
218696       C7E9             02/24/92  07/10/96    N   DRILL TEMP                  3320248          1         295               295

4-JUN-97                               TOOL MASTER                       Page:

Contract Number: N00019-97-0008      Description: ST/STE         Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
218697       C7E9             02/24/92  07/10/96    N   DRILL TEMP                  3320249          1          244              244
218698       C5B              03/09/92  07/01/96    N   SAW&DRILL TEMP              3320259          1           87               87
218699       C5B              03/09/92  07/01/96    N   DRILL TEMP                  3320259          1          122              122
218700       C5B              03/10/92  07/01/96    N   DRILL TEMP                  3320257          1           70               70
218701       C5B              03/10/92  07/01/96    N   DRILL TEMP                  3320255          1          267              267
218702       C7E3             02/18/92  07/10/96    N   DRILL TEMP                  3322033          1          848              848
218703       C6E12            02/24/92  07/09/96    N   WALES TEMP                  3820254-2        1          331              331
218704       C6E10            02/24/92  07/09/96    N   WALES TEMP                  3320254-4        1          405              405
218705       C6E16            02/24/92  07/09/96    N   ROUTER PLATE                3320254-3        1          355              355
218706       C6E16            02/24/92  07/09/96    N   HOLE TEMP                   3320254-3        1         1190             1190
218707       C7F              07/10/96  07/10/96    N   DRILL TEMP                  3322039-1        1          591              591
218708       C4A              02/18/92  06/27/96    N   NCL TAPE                    3320254-1        1         1590             1590
218709       C6E16            02/24/92  07/09/96    N   TEMPLATE                    3320164-1        1         1029             1029
218710       C5B              03/10/92  07/01/96    N   TEMPLATE                    3320184-2        1          105              105
218711       C4A              02/18/92  06/27/98    N   NCL TAPE                    3322039-1        1          709              709
218712       C5B              03/10/92  07/01/96    N   TEMPLATE                    3322015          1           66               66
218713       C6E23            02/24/92  06/09/96    N   ENGRAVE PLATE               3320254-1        1          103              103
218714       C5B              03/10/92  07/01/96    N   TEMPLATE                    3320184-3        1          103              103
218747       C5B              03/10/92  07/01/96    N   WALES TEMP                  3310763          1          202              202
218751       C6E5             05/17/93  07/09/96    N   TEMPLATE                    3320197-1        1          258              258
                                                                                    3320197-2
218752       C5E              02/24/92  07/09/96    N   ROUTER                      3320197-2        1          367              367
                                                                                    3320197-1
218753       C5B              03/10/92  07/01/96    N   PMF TEMPLATE                3322093          1          540              540
218757       C7E10            02/26/92  07/10/96    N   TEMPLATE                    3320166-1        1           85               85
218758       C5B              03/10/92  07/01/96    N   TEMPLATE                    3320166-2        1           53               53
218759       C5B              03/10/92  07/01/96    N   TEMPLATE                    3320168          1          128              128
218760       C5B              03/10/92  07/01/96    N   TEMPLATE                    3320171          1           49               49
218772A/B    C6E17            02/24/92  07/09/96    N   TEMPLATE                    3320165-4        1          192              192
                                                                                    3320165-3
218773       C5B              03/10/92  07/01/96    N   TEMPLATE                    3320165-5        1          179              179
218774       C5B              03/10/92  07/01/96    N   TEMPLATE                    3320165-6        1           63               63
218775       C5B              03/10/92  07/01/96    N   TEMPLATE                    3326104-2        1           60               60
218776       C5B              03/10/92  07/01/96    N   TEMPLATE                    3320184-4        1          149              149
218777       C5B              03/10/92  07/01/96    N   TEMPLATE                    3324814          1           66               66
218778       C5B              03/10/92  07/01/96    N   TEMPLATE                    3320198          1           50               50
218779       C5B              03/10/92  07/01/96    N   TEMPLATE                    3322037          1          119              119
218780       C5B              03/10/92  07/01/96    N   TEMPLATE                    3310765          1           75               75
218781       MECH-TRONICS     02/11/81  04/27/93    N   CHASSIS TOOLING             3326502          1         6000             6000
218783       C6E7             02/21/92  07/09/96    N   DRILL TEMP                  3320242          1           75               75
218784       C6E7             02/21/92  07/09/96    N   ROUTER PLATE                3320242          1          155              155
218791       C7E10            02/26/92  07/10/96    N   TEMPLATE                    3320167          1           99               99
218796       C5B              07/22/94  07/01/96    N   ROUTER BLOCK                3310776          1           99               99
218797       C5B              03/10/92  07/01/96    N   TEMPLATE                    3820186          1           86               86
218199       C5B              03/10/92  07/01/96    N   TEMPLATE                    3320172-1        1          135              135
218800       C5B              03/11/92  07/01/96    N   TEMPLATE                    3320173          1          102              102
218801       F3C              02/11/92  07/15/96    N   CABLE BOARD                 3322050          1          511              511
218809       F2B              02/10/92  07/12/96    N   CABLE BOARD, W10            3322061          1         1173             1173
218810       F2B              02/10/92  07/12/96    N   CABLE BOARD, W13            3322062          1          109              109
218814       C5B              03/11/92  07/01/96    N   TEMPLATE                    3322039-2        1           75               75

4-JUN-97                               TOOL MASTER                       Page:

Contract Number: N00019-97-0008      Description: ST/STE         Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
218815       C6E15            02/24/92  07/09/96    N   TEMPLATE                    3322039-3        1           75               75
218816       C5B              03/11/92  07/01/96    N   TEMPLATE                    3320254-8        1           75               75
218819       C5B              03/11/92  07/01/96    N   TEMPLATE                    3320254-9        1           75               75
218820       C5B              01/03/94  07/01/96    N   DRILL TEMPLATE              3316024-2        1          171              171
                                                                                    3316024-1
218821       C6E14            02/24/92  07/09/96    N   ROUTER PLATE                3316023          1          195              195
218822       C5B              03/11/92  07/01/96    N   DRILL TEMPLATE              3316023          1          142              142
218823       C5B              03/11/92  07/01/96    N   DRILL & ROUTER FIXTURE      3316022          1          182              182
218824       C5B              03/11/92  07/01/96    N   DRILL TEMPLATE              3315902          1          145              145
218825       C5B              03/11/92  07/01/96    N   DRILL TEMPLATE              3315959          1          222              222
218826       C5B              05/20/94  07/01/96    N   DRILL & ROUTER FIXTURE      3315913          1          245              245
218827       C5B              03/11/92  07/01/96    N   DRILL & ROUTER FIXTURE      3315929          1          436              436
218828       C5B              03/01/93  07/01/96    N   DRILL TEMPLATE              3316038          1           92               92
218829       C5B              10/29/93  07/01/96    N   PUNCH/DIE FIXTURE           3315896          1          519              519
218831       C5B              03/11/92  07/01/96    N   TEMPLATE                    3320184-3        1            0                0
218833       C5B              03/11/92  07/01/96    N   DRILL TEMPLATE              3316022          1          169              169
218839       C5E6             05/20/94  01/09/96    N   TEMPLATE                    3326468          1          192              192
218840       C5B              09/30/92  07/01/96    N   TEMPLATE                    3326506-3        1          112              112
218841       C5B              10/06/92  07/01/96    N   TEMPLATE                    3326506-2        1           69               69
218842       C4A              10/20/92  06/27/96    N   STRIPPIT TAPE, W110-1,-2    3326506-1        1         1356             1356
218843       C5B              03/11/92  07/01/96    N   TEMPLATE                    3320184-4        1            0                0
218844       C5B              04/14/93  07/01/96    N   TEMPLATE                    3326471          1           23               23
218846       C5B              01/20/93  07/01/96    N   TEMPLATE                    3316136          1          129              129
218847       C5B              03/11/92  07/01/96    N   DRILL TEMPLATE              3316133          1          155              155
218848       C5B              03/01/93  07/01/96    N   FORM DIE                    3316132          1          641              641
2188531      TOWSON           04/26/94  09/13/96    N   SOLDER FIXTURE                               20         155             3100
218854       F2B              02/10/92  07/12/96    N   HARNESS BOARD, W52          3322052          1          112              112
218856       F3F              02/17/92  07/15/96    N   HARNESS BRD                 3320170-405      1         2741     18      2759
218857       F3C              02/11/92  07/15/96    N   HARNESS BRD                 3320160-401      1         1295             1295
218858       F2B              02/10/92  07/12/96    N   HARNESS BRD, J18            3320160-402      1          714              714
218859       F3F              02/18/92  07/15/96    N   HARNESS BRD,PI6A,68,7A,7B   3320160-404      1          446              446
218860       F3C              02/11/92  07/15/96    N   HARNESS BOARD               3320160-405      1          522              522
218881       F3C              02/11/92  07/15/96    N   HARNESS BRD                 3320170-402      1         4315             4315
218862       F2B              02/10/92  07/12/96    N   HARNESS BRD, K1 (1/6)       3320160-406      1          657              657
218863       F2B              02/10/92  01/12/96    N   HARNESS BRD, K1 (7/12)      3320160-407      1          843              843
218865       9855A            09/04/80  08/08/96    N   LOUVER DIE                  3326468          1         1031             1031
218870       F3F              02/17/92  07/15/96    N   HARNESS BOARD               3322056          1         1737             1737
218871       F2C              02/11/92  07/12/96    N   HARNESS BOARD               3322057          1          224              224
218872       F2C              02/11/92  07/12/96    N   HARNESS BOARD               3322059          1          221              221
218873       F3C              02/11/92  07/15/96    N   HARNESS BOARD               3322083-407      1         1405             1405
218874       F3C              02/11/92  07/15/96    N   HARNESS BOARD               3322053          1          545              545
218875       F2C              02/11/92  07/12/96    N   HARNESS BOARD               3322054          1          450              450
218876       F2C              02/11/92  07/12/96    N   HARNESS BOARD               3322055          1          109              109
218877       C4B              03/11/92  06/28/96    N   HOLDING FIXT                3320169          1          842              842
218878       C7E12            02/26/92  07/10/96    N   TEMPLATE                    3322089-6        1          150              150
218880       C6E11            08/03/94  07/09/96    N   TEMPLATE B/P REV A          3326488-1        1          238              238
218881       C6E15            08/03/94  07/09/96    N   ROUTING FIXTURE B/P REV A   3326488-1        1          248              248
218882       C6E11            03/21/94  07/09/96    N   TEMPLATE B/P REV A          3326484-1        1          152              152
218883       C6E19            06/07/94  07/09/96    N   TEMPLATE B/P REV A          3326484-2        1           73               73
218884       C6E11            08/19/94  07/09/96    N   ROUTING FIXTURE B/P REV A   3326488-2        1          337              337

4-JUN-97                               TOOL MASTER                       Page:

Contract Number: N00019-97-0008      Description: ST/STE         Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
218885       C6E11            08/03/94  07/09/96    N   TEMPLATE B/P REV A          3326488-2        1          178              178
218887       C6E9             10/17/94  07/09/96    N   SCREEN, METAL MARKING       3326500          1          170              170
                                                                                    3326506
218890-1     C4A 005          06/07/94  06/27/96    Y   GAGE, HEIGHT, MFG REV A     3326400          1           22               22
218890-2     TOWSON           05/05/94  06/05/94    Y   GAGE, HEIGHT, MFG REV A     3326400          1           22               22
218891-1     TOWSON           05/05/94  05/05/94    Y   GAGE, HEIGHT, INSP REV A    3326400          1           22               22
218891-2     C4A 005          05/20/94  06/27/96    Y   GAGE, HEIGHT, INSP REV A    3326400          1           22               22
218892-1     C4A 009          06/06/94  06/27/96    Y   HEIGHT GAGE                 3326455          1          169              169
218892-2     C4A 0O5          03/17/95  06/27/96    Y   HEIGHT GAGE                 3326455          1          169              169
218893-1     C4A 005          06/06/94  06/27/96    Y   HEIGHT GAGE                 3326455          1          104              104
218893-2     C4A 005          06/06/94  06/27/96    Y   HEIGHT GAGE                 3326455          1          104              184
218894-1     C4A 005          06/06/94  06/27/96    Y   HEIGHT GAGE                 3326475          1          153              153
218894-2     C4A 005          06/06/94  06/27/96    Y   HEIGKT GAGE                 3326475          1          153              153
218895-1     C4A 005          06/06/94  06/27/96    Y   INSP HEIGHT GAGE REV A      3326475          1          228              228
218895-2     C4A 005          06/06/94  06/27/96    Y   INSP HEIGHT CAGE REV A      3326475          1          228              228
218896-1     C4A 005          11/15/94  06/27/98    Y   HEIGHT GAGE                 3326485          1          169              169
218896-2     C4A 005          12/05/94  06/27/96    Y   HEIGHT GAGE                 3326485          1          169              169
218897-1     C4A 005          06/06/94  06/27/96    Y   HEIGHT GAGE                                  1          316              316
218897-2     C4A 005          06/06/94  06/27/96    Y   HEIGHT GAGE                 3326485          1          316              316
218898       C5B              10/19/93  07/01/96    N   TEMPLATE                    3326483-1        1          116              116
218899       C5B              06/07/94  07/01/96    N   TEMPLATE                    3326483-2        1          165              165
218902-1     D6F POS          02/14/97  08/23/96    Y   GAGE, LEAD PROTRUSION       3326500          1           76               76
218902-2     D6F POS          02/14/97  08/23/96    Y   GAGE, LEAD PROTRUSION       3326500          1           76               76
218904       C5B              03/11/92  07/01/96    N   LEAD CUT PLATE              3326500          1          854              854
218905       C5B              03/11/92  07/01/96    N   LEAD CUT PLATE                               1          646              646
218909-1     D6F P08          02/14/97  07/15/96    N   PLUGGING FIXT, P7 & P8      3326505-302      1          117              117
218909-2     D6F P03          02/14/97  07/15/96    N   PLUGGING FIXT, P7 & P8      3326506-302      1          117              117
218910       F2C              02/11/92  01/12/96    N   HARNESS BOARD               3320170-401      1           36               36
218919       F2C              02/11/92  07/12/96    N   CABLE BOARD                 3322083-405      1         1007             1007
218920       C5B              10/06/92  07/01/96    N   WALES TEMPLATE              3326498-1        1          128              128
218921       D6F              08/23/96  07/15/96    N   COMP PREP BRD,R29 & R30     3310775-601      1          109              109
                                                                                    3310775-1
218929       TOWSON           04/26/94  09/13/96    N   COMP PREP FIXTURE REV A                      1          255              255
219028       C6A              03/03/92  07/08/96    N   DRILL FIXT                  3325371-3        1          215              215
219029       C6A              03/03/92  07/08/96    N   ROUTE FIXT                  3325371-3        1          215              215
219030       C6A              03/03/92  07/08/98    N   DRILL FIXT                  3325372-4        1          215              215
219031       C6A              03/03/92  07/08/96    N   ROUTE FIXT                  3325372-4        1          215              215
219032       C6A              03/03/92  07/08/96    N   ROUTE FIXT                  3325370-2        1          215              215
219033       C6A              03/03/92  07/08/96    N   DRILL FIXT                  3325310-2        1          215              215
219038-1     9852B            06/17/96  06/17/96    N   ESP HARNESS FIXTURE         3328601-801      1         1076             1076
219038-2     C4D              12/18/95  06/28/96    N   ESP HARNESS FIXTURE         3326501-801      1         1076             1076
219051       D6F P08          02/14/97  07/10/96    N   SOLDER FIXT                              2 240           18             4320
219052       9852B            02/24/95  09/26/96    N   NUT DRIVER                  3315895          1            4                4
219117-1     C4A 005          12/04/92  06/27/96    Y   QA HEIGHT GAGE              3326515          1          171              171
219117-2     C4A 005          12/04/92  06/27/96    Y   QA HEIGHT GAGE              3326515          1          171              171
219135-3     9852B            06/17/96  06/17/96    N   ALIGN TOOL, A33 INTERCONN   3326501          1          148              148
219135-4     9852B            06/17/96  06/17/98    N   ALIGN TOOL, A33 INTERCONN   3326501          1          148              148
219135-5     9852B            06/17/96  06/11/96    N   ALIGN TOOL, A33 INTERCONN   3826501          1          148              148
219135-6     9852B            06/17/96  06/17/96    N   ALIGN TOOL, A33 INTERCONN   3326501          1          148              148
219136-3     9852B            06/18/96  06/18/96    N   ALIGN TOOL,A31,32 INTERCN   3326501          1          144              144

4-JUN-97                               TOOL MASTER                       Page:

Contract Number: N00019-97-0008      Description: ST/STE         Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
219136-4     9852B            06/18/96   06/18/96   N   ALIGN TOOL,A31,32 INTERCN   3326501          1         144              144
219136-5     9852B            06/18/96   06/18/96   N   ALIGN TOOL,A31,32 INTERCN   3326501          1         144              144
219136-6     9852B            06/17/96   06/18/96   N   ALIGN TOOL,A31,32 INTERCN   3326501          1         144              144
219153-1     9852B            06/12/96   06/12/96   N   ESP WIRING FIXT FRT PNL                      1         179              179
219153-2     9852B            06/12/96   08/12/96   N   ESP WIRING FIXT FRT PNL                      1         179              179
219153-3     0852B            07/16/96   08/14/96   N   ESP WIRING FIXT FRT PNL                      1         179              179
219189       F3F              02/18/92   07/15/96   N   PREP BOARD, REV 8           3326501-804      1         167              167
219471       C6A              03/03/92   07/08/96   N   WALES TEMP                  3312344-1        1         127              127
219472       C6A              03/03/92   07/08/96   N   WALES TEMP                  3312339-1        1         127              127
219473       C7E13            03/02/92   07/10/96   N   WALES TEMP                  3312345-1        1         475              475
219474       C6A              03/04/92   07/08/96   N   DRILL TEMP                  3312346-2        1         212              212
219475       C7E13            03/02/92   07/10/96   N   WALES TEMP                  3312346-1        1         410      96      506
219476       C6E24            02/24/92   07/09/96   N   WALES TEMP                  3312346-2        1         171              171
219477       C6A              03/03/92   07/08/96   N   WALES TEMP                  3312346-3        1          65               65
219478       C6A              03/03/92   07/08/96   N   WALES TEMP BRKT             3312346-4        1          86               86
219479       C6A              03/03/92   07/08/96   N   DRILL FIXT                  3312346-5        1         271              277
219480       C6E24            02/24/92   07/09/96   N   WALES TEMP                  3312344-1        1         407              407
219481       C6A              03/04/92   07/08/96   N   WALES TEMP                  3312344-2        1         127              127
219482       C6A              03/03/92   07/08/96   N   WALES TEMP                  3312344-3        1          88               88
219483       C6A              03/03/92   07/08/96   N   WALES TEMP                  3312344-4        1         106              106
219484       C6A              03/04/92   07/08/96   N   DRILL FIXT                  3312344-7        1          44               44
220182A      C4E              03/03/96   07/01/96   N   DRILL TEMP R/S ITEM         8014431          1         266              266
220182B      C4E              08/13/96   07/01/96   N   DRILL TEMP R/S ITEM         8014431          1         274     140      414
220182C      C4E              08/13/96   07/01/96   N   DRILL TEMP ITEM 3           8014431          1         239              239
220182D      C4E              08/13/96   07/01/96   N   TEMP BKSD CTOUT ITEM 1      8014431          1         265              265
220182E      C4E              08/13/96   07/01/96   N   DRILL TEMP ITEM 5           8014431          1         304              304
220182F      C4E              08/13/96   07/01/96   N   DRILL TEMP ITEM 6           8014431          1         183              183
220182G      C4E              08/13/96   07/01/96   N   DRILL TEMP ITEM 2           8014431          1         161      41      202
220182H      C4E              08/13/96   07/01/96   N   TEMP CUTOUT ITEM 2          8014431          1         187              187
220182J      C4E              08/13/96   07/01/96   N   DRILL TEMP ITEM 9 & 10      8014431          1         204     139      393
220182K      C4E              00/13/96   07/01/96   N   DRILL TEMP ITEM 2           8014431          1         135      64      199
220182L      C4E              08/13/96   07/01/96   N   DRILL TEMP ITEM 3 & 7       8014431          1         174              174
220182M      C4E              08/13/98   07/01/96   N   DRILL TEMP ITEM 3 & 8       8014431          1         174              174
220182N      C4E              08/13/96   07/01/96   N   DRILL TEMP R/S ITEM 1       8014431          1         134              134
220182P      C4E              08/13/96   07/01/96   N   DRILL TEMPLATE              8014431          1         136              136
220182R      C4E              08/13/96   07/01/96   N   DRILL TEMPLATE              8014431          1         262              262
220182S      C4E              08/13/96   07/01/96   N   DRILL TEMPLATE              8014431          1         262              262
220182T      C4E              08/13/96   07/01/96   N   WALES TEMP                  8014431-13       1         234              234
220182U      C4E              08/13/96   07/01/96   N   DRILL TEIWLATE              8014431          1         234              234
220183A      C4E              08/13/96   07/01/96   N   DRILL TEMP ITEM 1           8016664          1         483              483
220183B      C4E              08/13/96   07/01/96   N   DRILL TEMP, ITEM 1          8016664          1         136              136
220183C      C4E              08/13/96   07/01/96   N   DRILL TEMP ITEM 1           8016664          1          70               70
220183E      C4E              08/13/96   07/01/96   N   DRILL TEMP ITEM 3           8016664          1         392              392
220183F      C4E              08/13/96   07/01/96   N   DRILL TEMP ITEM 2           8016664          1         226     104      330
220183G      C4E              08/13/96   07/01/96   N   DRILL TEMPLATE              8016664-6        1         320              320
220183H      C4E              08/13/96   07/01/96   N   DRILL TEMPLATE              8016664-A6       1         207              207
220184A      C4E              08/13/96   07/01/96   N   DRILL TEMP ITEM 4           8016683          1         395              395
220184B      C4E              08/13/96   07/01/96   N   DRILL TEMP L/S ITEM 1       8016683          1         157              157
220184C      C4E              08/13/96   07/01/96   N   DRILL TEMP L/S ITEM 1       8016683          1         448              448
220184D      C4E              08/13/96   07/01/96   N   DRILL TEMP TOP ITEM 1       8016683          1         152              152

4-JUN-97                      TOOL MASTER                                PAGE:

CONTRACT NUMBER: N00019-97-G-0008    DESCRIPTION: ST/STE     CUSTOMER: USN


Tool        Location/                                                                                                         Tot.
Number      Vender     Loc Date  PM Date  Cal Tool Description                   Part Number         Qty  Unit Cost  Rework   Cost
----------  ---------  --------  -------- --- --------------------------         -----------         ---  ---------  ------   ----
220191      F3B        03/10/97  05/31/96  N  HARNESS BRD, PANEL MATRIX          8014470-406           1       1026           1026
220192      F3B        03/10/97  05/31/96  N  HARNESS BOARD, J1 CONN             8014470-401           1        572            572
220193      F3B        03/10/97  07/10/96  N  HARN BRD. J2 CONN REV B            8014470-402           1        788     223   1011
220194      F2B        03/10/97  05/31/96  N  HARNESS BRD, J3 CONN REV B         8014470-403           1        808     218   1026
220195      F3C        03/10/97  05/31/96  N  HARNESS BOARD, J4 CONN             8014470-404           1       2223           2223
220196      F2B        03/10/97  05/31/96  N  HARNESS BOARD, J5 CONN             8014470-405           1         56            56
220198      CICON ENG  04/30/96  04/30/96  N  HARNESS BRD, FACE PLATE            8016659-401           1        207            207
220199      F3C        03/10/97  05/31/96  N  HARNESS BRD, P1 REV C              8016720-401           1       1190     437   1627
220200      F3C        03/10/97  05/31/96  N  HARN BRD, XA1 & TB1 REV A          8016720-402           1       1305     158   1463
220201      F2B        03/10/97  07/15/96  N  HARNESS BOARD, T2, REV B           8016120-403           1        567     320    887
220203      CICON ENG  04/30/96  04/30/96  N  HARNESS BRD, J3                    8016660-403           1        683            683
220205      F3C        03/10/97  05/31/96  N  HARNESS BRD, PANEL                 8016665-401           1        657            657
220206      F2B        03/10/97  07/15/96  N  HARNESS BRD, S1                    8016665-402           I        634            634
220207      C6A        03/04/92  07/08/96  N  WALES TEMPLATE                     3310737               1        704            704
220209      C6A        03/04/92  07/08/96  N  PUNCH TEMPLATE                     8016687               1        252            252
220214      C6A        03/04/92  07/08/96  N  DRILL/ROUTING TEMPLATE             3183843               1        509            509
220221      F3C        03/10/97  07/15/96  N  HARN BRD, PATCH PNL                8016600-402           1       1694           1694
220222      F3C        03/10/97  05/31/96  N  HARN BRD, P16 & P17                8016600-404           1       1551           1551
220223      F3C        03/10/97  05/31/96  N  HARN BRD, P14 & P15 REV B          8016600-405           1       1930      68   1998
220224      F2B        03/10/97  07/15/96  N  HARN, TEST POINT PANEL             8014440-402           1       2091     282   2373
[ILLEGIBLE]
[ILLEGIBLE]
220227      F3F        05/31/96  05/31/96  N  HARN BRD, FRNT PNL REV B           8014470-407           1       1739     135   1874
220233      F2B        03/10/97  07/15/96  N  HARN BRD, TB2 THRU TB33            8014440-401           1       1567           1567
220234      F3E        05/31/96  O5/31/96  N  HARN BRD, FRONT PANEL              8014440-403           1        639            639
220235      TOWSON     04/21/94  09/13/96  N  CONN LEAD TRIM FIXT REV A          3324670               1       2613           2613
                                                                                 3320485
220235A-1   TOWSON     04/21/94  09/13/96  N  CONN LEAD TRIM PLT REV A                                 1          0              0
220235A-2   TOWSON     04/21/94  09/13/96  N  CONN LEAD TRIM PLT REV A                                 1          0              0
220235B-1   TOWSON     04/21/94  09/13/96  N  CONN LEAD TRIM PLT REV A                                 1          0              0
220235B-2   TOWSON     04/21/94  09/13/96  N  CONN LEAD TRIM PLT REV A                                 1          0              0
220237      F3C        08/10/97  05/31/96  N  HARN BRD/ P14A, P14B, P15          8014470-408           1       1998           1998
220238      F3C        03/10/97  05/31/96  N  HARN BRD, P16A & P16B              8014470-412           1       1635           1635
220239      C7E22      09/09/96  06/25/96  N  DRILL TEMPLATE, FRAME              8016750               1        591            591
220240      C7E23      09/09/96  06/25/96  N  DRILL TEMPLATE, FRAME              8016750               1        632            632
220241      C7E18      09/09/96  06/25/96  N  DRILL TEMP, RIGHT SIDE             8016750               1        413            413
220243      CICON ENG  07/16/96  05/31/96  N  HARN BRD, J1 & J2 REV A            8016705-401           1        531            531
220244      CICON ENG  08/22/96  05/31/96  N  HARN BRD, J3 REV B                 8016705-403           1        212     155    367
220245      CICON ENG  08/22/96  05/31/96  N  HARN BRD, J4 REV NC                8016705-404           1        266            266
220246      F2C        03/10/97  07/15/96  N  HARN BRD, P1                       8016705-402           1        207            207
220247      CICON ENG  08/22/96  05/31/96  N  HARN BRD, LAY-IN REV NC            8016705-406           1        531            531
220248      C7E24      01/16/97  06/24/96  N  WIRING FIXT, XDCR TEST             8016705               1       1351     486   1837
220249      F2C        03/10/97  05/31/96  N  HARN BRD, CHASSIS LAYIN            8014470-415           1        322            322
220253      F2C        03/10/97  05/31/96  N  HARN BRD, TB WIRES/TOP             8014440-404           1        513            513
220256      CICON ENG  04/30/96  04/30/96  N  HARN BRD, CAB 2 LAY IN             8016660-401           1        419            419
220257      CICON ENG  09/06/96  05/31/96  N  HARN BRD, #1 FRONT PNL             8014530-401           1        648      36    684
220258      CICON ENG  08/22/96  05/31/96  N  HARN BRD, #2 FRONT PNL             8014530-405           1        513            513
220308-1    9852E      08/24/95  06/21/96  N  ALIGNMENT TOOL                     8016600               1        284            284
220308-2    9852E      08/24/95  06/21/96  N  ALIGNMENT TOOL                     8016600               1        284            284
220309-1    9852E      09/14/95  06/21/96  N  ALIGNMENT TOOL                     8016600               1        428            428

4-JUN-97                      TOOL MASTER                                PAGE:

CONTRACT NUMBER: N00019-97-G-0008    DESCRIPTION: ST/STE    CUSTOMER: USN


Tool        Location/                                                                                                         Tot.
Number      Vender     Loc Date  PM Date  Cal Tool Description                Part Number         Qty    Unit Cost  Rework    Cost
----------  ---------  --------  -------- --- --------------------------      -----------         ---    ---------  ------    ----
220309-2    9852E      09/14/95  06/21/96  N  ALIGNMENT TOOL                  8016600               1          428              428
220359      CICON ENG  03/10/93  07/10/96  N  MOLD, CABLE ASSY                8017072(A)            1          441              441
E252953     9852B      06/18/96  06/18/96     TEST FIXT BD ASSY A7            3320140               1         3000             3000
                                                                              3320190
E252954     9852E      09/19/95  06/21/96  N  TEST FIXT, TONE DECODER A8      3320140               1         2000             2000
                                                                              3320205
E252955     D6B        02/25/92  07/11/96  N  TEST FIXT, TONE DECDR LOG       3320201               1         2500             2500
                                                                              3320140
E252956     9852B      06/18/96  06/18/96     TEST FIXT                       3320140               1         3000             3000
                                                                              3320210
E252957     9852B      06/18/96  06/18/96  N  TEST FIXT FREQ SEL BD A2        3320140               1         2000             2000
                                                                              3320175
E252959     9852B      06/18/96  06/18/96     TEST FIXT                       3820140               1         1800             1800
                                                                              3322030
E252960     9852B      06/18/96  06/18/96  N  TEST FIXT                       3320140               1         1800             1800
                                                                              3320225
E252964     9852B      06/18/96  06/18/96     TEST FIXT                       3320180               1         2000             2000
E252965     9852B      06/18/96  06/18/96     TEST FIXT                       3320187               1         2000             2000
E252966     9852B      09/19/95  06/21/96     TEST FIXT                       3320215               1         2000             2000
E252969     9852B      09/08/92  06/14/96  N  TEST FIXT                       3320230               1         2000             2000
[ILLEGIBLE]
[ILLEGIBLE]
[ILLEGIBLE]
E252976     D6B        07/13/92  07/11/96  N  TEST FIXT A4A4                  3322085               1         2000             2000
E252977-1   D5B        07/18/96  06/13/96  N  TEST FIXT W-56                                        1          250              250
E252977-2   D5B        05/24/96  07/10/96  N  TEST FIXT W-56                                        1          250              250
E252977-3   D5B        05/24/96  05/24/96  N  TEST FIXT W-56                                        1          250              250
E252977-4   D5B        07/18/96  06/13/96  N  TEST FIXI W-56                                        1          250              250
E252977-5   D5B        07/18/96  06/13/96  N  TEST FIXT W-56                                        1          250              250
E252977-6   D5B        07/18/96  06/13/96  N  TEST FIXT W-56                                        1          250              250
E262978     D3F P0S    02/06/97  07/10/96  N  ESP FIXTURE                                           1         3500             3500
E252979     D5B        06/30/93  07/10/96  N  TEST FIXT AB                    3320178               1         1500             1500
E2629831    9852B      06/01/81  08/09/96  N  CABLE ISOLATOR                  3320127-2             1          100              100
E2529832    9852B      06/01/81  08/09/96  N  CABLE ISOLATOR                  3320127-3             1           75               75
E2529833    9862B      06/01/81  08/09/96  N  CABLE ISOLATOR                  3320127-4             1           90               90
E252984     D4B        07/18/96  06/13/96  N  TEST FIXT                       A3A14-18              1         2000             2000
E263001     9852B      06/18/96  06/18/96  Y  TEST STATION                                          1         3000             3000
E2530011    9852B      06/19/96  06/19/96  Y  OSCILLOSCOPE                                          1         4365             4365
E25300110   9852B      06/19/96  06/19/96  Y  FREQUENCY GENERATOR                                   1         3545             3545
E25300111   9852EL     05/01/84  08/08/96     CRT TERMINAL                                          1         1450             1450
E25300112   9852 EL    05/01/83  08/12/96     POWER PANEL                                           1          750              750
E25300114   9852EL     07/23/96  07/23/96     POWER SUPPLY                                          1         1532             1532
E26300115   9852B      06/19/96  06/19/96     BLOWER                                                1          150              150
E25300116   9852B      06/19/96  06/19/96     BLOWER                                                1          150              150
E25300117   9852B      06/19/96  06/19/96     TAC/NAV PANEL                                         1         2000             2000
E25300119   9852B      06/19/96  06/19/96     A/B CARD CAGE                                         1        10000            10000
E25300120   9852B      06/19/96  06/19/96     Q13B SIMULATOR PANEL                                  1         2000             2000
E25300121   9852EL     05/05/83  08/09/96     RANGE BEARING PANEL                                   1          600              600
E25300122   9852EL     07/23/96  07/23/96     SWITCH CONTROL                                        1         3695             3695
E25300124   9852B      06/19/96  06/19/96     400HZ POWER CONTROL                                   1          800              800

4-JUN-97                      TOOL MASTER                                PAGE:

CONTRACT NUMBER: N00019-97-O-0008 DESCRIPTION: ST/STE CUSTOMER: USN


Tool        Location/                                                                                                         Tot.
Number      Vender     Loc Date  PM Date  Cal Tool Description                Part Number         Qty    Unit Cost  Rework    Cost
----------  ---------  --------  -------- --- --------------------------      -----------         ---    ---------  ------    ----
E25300125   9852B      06/19/96  06/19/96     POWER SUPPLY                                         1          1300             1300
E25300126   9852B      06/19/96  06/19/96     POWER CONTROL                                        1           900              900
E25300129   9852EL     05/05/83  08/02/96     T BAR RELAY PANEL                                    1         16000            16000
E2530013    9852B      06/19/96  06/19/96     SIMULATOR CARD CAGE                                  1         15000            15000
E25300130   9852EL     05/05/83  08/12/96     CABLE INTERFACE                                      1          2000             2000
E25300132   9852EL     05/06/82  08/02/96     COMMON BUSS                                          1           800              800
E25300133   9852EL     05/05/83  08/12/96     POWER INTERFACE PANEL                                1           650              650
E2530014    9852B      06/19/96  06/19/96     BUOY SIMULATOR PANEL                                 1          6000             6000
E2530015    9852B      06/19/96  06/19/96     MULTIMETER                                       .   1          3570             3570
E253O016    9852EL     05/06/83  08/02/96     CRT DISPLAY                                          1          2870             2875
E2530017    9852B      06/19/96  06/19/96     BITE CONTROL PANEL                                   1          8000             8000
E2530018    9852B      06/19/96  06/19/96     COMPUTOR                                             1         18395            18395
E2530019    TOR REP    05/27/97  08/12/96  Y  COUNTER TIMER                                        1          3289             3289
E253002     9852B      06/19/96  06/19/96  Y  TEST STATION                                         1          4000             4000
E2530021    9852B      06/19/96  06/19/96  N  BLOWER                                               1           150              150
E25300210   9852B      06/19/96  06/19/96  Y  POWER SUPPLY PANEL                                   1          1395             1395
E25300211   9852B      06/19/96  06/19/96  Y  POWER SUPPLY PANEL                                   1          1395             1395
E25300212   D7E        06/30/93  07/11/96  N  COMPUTER                                             1         10500            10500
E25300214   D7E        06/30/93  07/12/96  N  TERMINAL DISPLAY                                     1          1241             1241
E25300215   9852B      06/19/96  06/19/96     SWITCH CONTROLLER                                    1          3695             3895
E25300216   9852B      04/09/80  08/12/96     MODULAR SWITCH                                       1          7000             7000
E25300217   9852B      06/09/80  06/09/96     SIGNAL GENERATOR                                     1          3545             3545
E25300218   9852B      06/19/96  06/19/96     SIGNAL GENERATOR                                     1          3545             3545
E25300219   D7F POS    02/06/97  08/12/96  Y  COUNTER TIMER                                        1          3289             3289
E2530022    98628      06/19/96  06/19/96  N  BLOWER                                               1           150              150
E25300220   9852B      06/19/96  06/19/96     PHASE METER                                          1          3415             3415
E25300221   9852B      06/19/96  06/19/96  Y  DIGITAL MULTIMETER                                   1          3570             3570
E25300222   C/L IFR    08/12/96  08/12/96  Y  WAVEFORM ANALYZER                                    1         18750            18750
E25300224   9852B      08/19/96  08/19/96     DECADE RESISTOR BOX                                  1          2050             2050
E25300225   9852B      06/19/96  06/19/96     DECADE RESISTOR BOX                                  1          2050             2050
E2530023    9852B      06/19/96  06/19/96  N  BLOWER                                               1           150              150
E2530024    9852B      06/19/96  06/19/96  N  BLOWER                                               1           150              150
E2530025    9852B      06/19/96  08/19/96  N  POWER PANEL                                          1          1000             1000
E2530028    9852B      06/19/96  06/19/96  Y  POWER SUPPLY ASSY                                    1          1612             1612
E2530027    9852B      06/19/96  06/19/96  Y  POWER SUPPLY PANEL                                   1          4265             4265
E2530028    9852B      06/19/96  06/19/96  Y  POWER SUPPLY PANEL                                   1          1395             1395
E2530029    9952B      06/19/96  06/19/96  Y  POWER SUPPLY PANEL                                   1          1395             1395
E253003     9852B      08/19/96  06/19/96     RUN-IN TEST SET                 3328500              1         25000            25000
E253003-12  9852B      06/19/96  08/19/96     PANEL MANUAL OVERRIDE                                1           900              900
E253003-13  9852B      06/19/96  06/19/96     PANEL MANUAL OVERRIDE                                1           600              600
E2530031    9852B      08/19/96  08/19/96     CRT DISPLAY                                          1          2875             2875
E25300310   9852B      08/19/96  08/19/96     BLOWER                                               1           150              150
E25300311   9852EL     07/23/96  07/23/96     POWER SUPPLY                                         1          1572             1572
E25300314   9852EL     07/23/96  07/23/96     A/B CARD CAGE                                        1          9000             9000
E25300315   9852B      06/19/96  08/19/96     400HZ POWER                                          1           800              800
E25300316   VENDORRP   02/10/97  08/13/96  Y  COUNTER TIMER                                        1          3289             3289
E25300317   9852B      06/19/96  06/17/96     AUDIO OUTPUT PANEL                                   1          1000             1000
E2530032    9862B      06/19/96  06/19/96     BITE CONTROL                                         1          8000             8000
E2530033    9852B      06/20/96  06/20/96     POWER SUPPLY                                         1          1532             1532
E2530034    9862B      06/20/96  06/20/96     POWER PANEL                                          1           750              750

4-JUN-97                              TOOL MASTER                         Page:

Contract Number: N00019--97-G-0008     Description: ST/STE      Customer: USN

Tool Number    Location/Vendor  Loc Date PM Date   Cal  Tool Description          Part Number Qty Unit Cost Rework Tot. Cost
-----------    ---------------  -------- -------   ---  ----------------          ----------- --- --------- ------ ---------
E2530035       9852EL           08/28/80 08/13/96       BLOWER                                  1        150             150
E2530036       9852B            06/20/96 05/20/96       COMPUTER                                1      18395           18395
E2530037       9852B            06/20/96 06/20/96       OSCILLOSCOPE                            1       4365            4365
E2530038       9852EL           07/07/87 09/26/96   N   CRT TERMINAL                            1       1450            1450
E253004        9852EL           06/12/81 07/23/96       AGREE TEST SET            3326500       1      60000           60000
E25300410      9852EL           07/21/81 08/14/96       POWER SUPPLY              3326430       1       1532            1532
E25300411      9852EL           07/21/81 05/24/96       BLOWER                    3326435       1        150             150
E25300413      VENDORRP         02/10/97 08/13/96   Y   COUNTER TIMER             3326445       1       3289            3289
E25300414      9852ELOS         08/13/96 08/13/96   Y   FREQUENCY GENERATOR       3326450       1       3545            3545
E25300416      9852EL           07/21/81 07/23/96       BLOWER                    3326460       1        150             150
E25300417      9852EL           07/21/81 06/24/96       TAC/NAV PANEL             3326465       1       2000            2000
E25300418      9852EL           05/26/81 06/24/96       MODULAR SWITCH            3326470       1       7000            7000
E25300419      9852EL           10/10/81 06/25/96       CARD CAGE                               1      10000           10000
E25300420      9852EL           06/04/81 06/24/96       Q13 SIMULATOR PANEL                     1       2000            2000
E25300421      9852EL           07/21/89 06/24/96       RANGE BEARING CURSER                    1        600             600
E25300422      9852EL           06/30/93 08/14/96       SWITCH CONTROL                          1       3695            3695
E25300423      9852EL           07/21/80 06/24/96       POWER SUPPLY                            1       1572            1572
E25300424      9852EL           07/23/81 06/24/96       480 HZ POWER                            1        800             800
E25300425      9852EL           09/10/80 06/24/96       POWER SUPPLY                            1       1300            1300
E25300426      9852EL           06/30/93 06/24/96       MANUAL OVER RIDE PANEL                  1        900             900
E25300427      9852EL           07/23/81 06/24/96       C/B PANEL                               1       1000            1000
E25300428      9852EL           07/23/81 06/24/96       PANIC 28V PANEL                         1        500             50O
E25300429      9852EL           06/04/81 06/24/96       RELAY RES PANEL                         1        900             900
E2530043       9852EL           06/03/81 06/24/96       SIMULATOR CARD CAGE                     1      15000           15000
E25300430      9852EL           06/04/81 06/24/96       400HZ DUCER PANEL                       1       1000            1000
E25300431      9852EL           06/04/81 96/24/96       INTERFACE PANEL                         1       6000            6000
E25300432      9852EL           06/04/81 08/13/96       POWER INTERFACE PANEL                   1        650             650
E25300433      9852EL           06/04/81 08/14/96       AGREE CHAMBER INT                       1       2000            2000
E25300434      9852EL           06/04/81 06/24/96       COMMON BUSS                             1        800             800
E25300435      9852EL           06/04/81 06/24/96       T-BAR RELAY PANEL                       1      25000           25000
E2530044       9852EL           08/03/81 06/24/96       BUOY SIMULATOR PANEL                    1       6000            6000
E2530045       9852EL           06/03/81 06/24/96       60 HZ POWER PANEL                       1        500             500
E2530047       9852EL           04/09/94 08/14/96   Y   DIGITAL MULTIMETER                      1       3570            3570
E2530048       9852EL           06/30/93 08/14/96       CRT DISPLAY                             1       2875            2875
E2530049       9852EL           07/13/81 06/24/96       BITE CONTROL PANEL                      1       8000            8000
E253005        9852B            05/05/88 08/13/96   N   VERTICLE FRAME ADAPTER                  1      10000           10000
E25300510      9852B            06/20/96 06/20/96       INTERFACE MODULE                        1       1400            1400
E25300511      9852B            06/20/96 06/20/96       INTERFACE MODULE                        1       1300            1300
E25300512      9852B            06/20/96 06/20/96       INTERFACE MODULE                        1        930             930
E25300513      9852B            06/20/96 06/20/96       INTERFACE MODULE                        1       1250            1250
E25300514      9852B            06/20/96 06/20/96       INTERFACE MODULE                        1       1200            1200
E25300515      9852B            06/20/96 06/20/96       INTERFACE MODULE                        1        940             940
E25300516      9852B            06/20/96 06/20/96       INTERFACE MODULE                        1        800             800
E25300517      9852B            06/20/96 06/20/96       INTERFACE MODULE                        1        800             800
E25300518      9852B            07/22/96 07/22/96       INTERFACE MODULE                        1        900             900
E2530053       9852B            06/20/96 06/20/96       INTERFACE MODULE          3326400       1       1500            1500
E2530054       D4C              08/14/96 08/14/96       INTERFACE MOD 10 A 38                   1       1300            1300
E2530055       9852B            06/20/96 06/20/96       INTERFACE MODULE          3326405       1       1200            1200
E2530056       9852B            06/20/96 06/20/96       INTERFACE MODULE          3326410       1       1400            1400
E2530057       9852B            06/20/96 06/20/96       INTERFACE MODULE          3326415       1        800             800

4-JUN-97                              TOOL MASTER                         Page:

Contract Number: N00019--97-G-0008     Description: ST/STE      Customer: USN

Tool Number    Location/Vendor  Loc Date PM Date   Cal  Tool Description          Part Number Qty Unit Cost Rework Tot. Cost
-----------    ---------------  -------- -------   ---  ----------------          ----------- --- --------- ------ ---------
E2530058       9852B            06/20/96 06/20/96       INTERFACE MODULE          3326420       1       940              940
E2530059       9852B            06/20/96 06/20/96       INTERFACE MODULE          3326425       1      1000             1000
E253006        9852B            06/20/96 08/13/96       VERTICLE FRAME ADAPTER                  1     10000            10000
E2530061       9852B            06/20/96 06/20/96   N   IPM CARD CAGE                           1     12000            12000
E25300610      98528            06/20/96 06/20/96       STATIC PERSON. MODULE     3326495       1      1450             1450
E25300612      D4A              09/26/96 09/26/96       DYNAMIC PERSON.  MODULE   3326480       1      2000             2000
E25300613      D4A              09/26/96 09/26/96       DYNAMIC PERSON.  MODULE   3326486       1      2000             2000
E25300614      D4A              09/26/96 09/26/96       DYNAMIC PERSON.  MODULE   3326490       1      2000             2000
E25300617      9852B            06/20/96 06/20/96   N   W6 CABLE                                1       300              300
E25300618      9852B            08/20/96 06/20/96   N   W7 CABLE                                1       400              400
E2530062       D4A              09/26/96 09/26/96       DPM/SELF TEST                           1      1400             1400
E2530063       9852B            07/22/96 07/22/96   N   W1 CABLE                                1       300              300
E2530064       9852B            05/05/88 08/13/96   N   W2 CABLE                                1       320              320
E2530065       9852B            04/04/81 08/12/96   N   W3 CABLE                                1       340              340
E2530067       9852B            03/25/81 08/13/96   N   INTERFACE MODULE          3326480       1      1500             1500
E2530068       9852B            06/20/96 06/20/96       STACTIC PERSON. MODULE    3326485       1      1400             1400
E2530069       9852B            07/22/96 07/22/96       STACTIC PERSON. NODULE    3326490       1      1400             1400
E253025        D3F POS          02/06/97 07/11/96   N   TEST FIXTURE A9           3326435       1      2300             2300
E253026        D3F POS          02/06/97 07/11/96   N   TEST FIXTURE A1O          3326440       1      2300             2300
E253027        D3F POS          02/06/97 07/11/96   N   TEST FIXTURE A8           3326430       1      2300             2300
E253028        D3F POS          02/06/97 07/11/96   N   TEST FIXTURE A38          3326415       1      2400             2400
E253029        D3F POS          02/06/97 07/11/96   N   TEST FIXTURE ESP          3326405              2400             2400
E253030        D3F POS          02/06/97 07/11/96   N   TEST FIXTURE A33          3326410       1      2800             2800
                                                                                  3326510
E253031        D3F POS          02/06/97 07/11/96   N   TEST FIXTURE A12          3326450       1      2400             2400
E253032        D3F POS          02/06/97 07/11/96   N   TEST FIXTURE A14,A17      3326460       1      2500             2500
E253033        D3F P0S          02/06/97 07/11/96   N   TEST FIXTURE A26,A29      3326475       1      2900             2900
E253034        D3F POS          02/06/97 07/11/96   N   TEST FIXTURE A31          3325360       1      2500             2500
E253035        D3F POS          02/06/97 07/11/96   N   TEST FIXTURE A5           3326415       1      2500             2500
E253036        D3F POS          02/06/97 07/11/96   N   TEST FIXTURE A16 A19      3326470       1      2500             2500
E253037        D3F POS          02/06/97 07/11/96   N   TEST FIXTURE A32          3325365       1      2700             2700
E253038        D3F POS          02/06/97 07/11/96   N   TEST FIXTURE A30          3326495       1      2600             2600
E253060        D3F POS          02/06/97 07/11/96   N   ESP TEST FIXT A13         3326455       1      2500             2500
E253061        D3F POS          02/06/97 07/11/96   N   ESP TEST FIXT A15         3326465       1      2100             2100
E253062        D3F POS          02/06/97 07/11/96   N   ESP TEST FIXT A27         3326480       1      2200             2200
E253063        D3F POS          02/06/97 06/13/96       ESP TEST FIXT BUS BAR     3315924       1       500              500
E253064        D3F POS          02/06/97 07/11/96   N   ESP TEST FIXT A28         3326485       1      2800             2800
E253075        D6C              02/26/92 07/11/96   N   MANUAL CONTROLLER                       1      1500             1500
E253083        9852B            05/24/96 07/22/96       E PROM ERASER                           1      2200             2200
E254077        D7C DOS          03/24/92 07/11/96   Y   LOAD FIXT PWR SUPPLY      3326403-4     1      3000             3000
                                                                                  3326403-2
E254077-1      D4A              02/18/92 07/10/96   N   RES LOAD BOX -2 P/S       3326403-2     1       150              150
E254077-2      D4A              02/18/92 07/10/96   N   RES LOAD BOX -4 P/S       3326403-4     1       160              160
E254080-1      D7B              03/24/92 07/11/96   N   BURN-IN TEST SET          3326403-2     1      4000             4000
E254080-2      D7D              03/24/92 07/11/96   N   BURN-IN FIXTURE           3326403-2     1      1000             1000
E254081-1      D7B              03/24/92 07/11/96   N   BURN-IN TEST SET          3326403-4     1      4000             4000
E254081-2      D6D              03/24/92 07/11/96   N   BURN-IN FIXTURE           3326403-4     1      1000             1000
E254085        C/L IFR          08/13/96 08/13/96   Y   BRD BURN-IN STATION                     1     15000            15000
E254085-1      9852EL           04/04/84 08/24/96   Y   POWER SUPPLY                            1       565              565
E254085-10     D6A              02/19/92 07/11/96   N   BURN-IN FIXT #4                         1      1000             1000

4-JUN-97                              TOOL MASTER                         Page:

Contract Number: N00019--97-G-0008     Description: ST/STE      Customer: USN

Tool Number    Location/Vendor  Loc Date PM Date   Cal  Tool Description          Part Number Qty Unit Cost Rework Tot. Cost
-----------    ---------------  -------- -------   ---  ----------------          ----------- --- --------- ------ ---------
TE254085-11    D6A              02/19/92 07/11/96   N   BURN-IN FIXT  #5                        1       1000           1000
TE254085-12    D4C              02/19/92 07/10/96   N   BURN-IN FIXT  #6                        1       1500           1500
TE254085-13    D4C              02/19/92 07/10/96   N   BURN-IN FIXT  #7                        1       1500           1500
TE254085-14    D4C              02/19/92 07/01/96   N   BURN-IN FIXT  #8                        1       1500           1500
TE254085-15    DAC              02/19/92 07/10/96   N   BURN-IN FIXT  #9                        1       1500           1500
TE254085-16    9852EL           08/08/84 06/24/96   N   INTERFACE CABLE 8X8                     3        150            450
TE254085-17    9852EL           08/08/84 06/24/96   N   INTERFACE CABLE SM BD                   9        155           1395
TE254085-2     9852EL           04/04/84 06/24/96       POWER SUPPLY                            1        565            565
TE254085-3     9852EL           04/04/84 06/25/96       POWER SUPPLY                            1        690            690
TE254085-4     9852EL           04/04/84 06/25/96       POWER SUPPLY                            1       1175           1175
TE254085-5     9852EL           04/04/84 06/25/96       CONTROL PANEL                           1       2000           2000
TE254085-6     9852EL           04/04/84 06/25/96       POWER PANEL                             1        500            500
TE254085-7     D6A              02/19/92 07/11/96   N   BURN-IN FIXT #1                         1       1000           1000
TE254085-8     D4C              02/19/92 07/10/96   N   BURN-IN FIXT #2                         2       1000           2000
TE254085-9     D6A              02/19/92 07/11/96   N   BURN-IN FIXT #3                         1       1000           1000
TE254088       D3F P0S          02/06/97 07/10/96   N   ESP FIXTURE               3331630       1       2700           2700
TE254090       9852EL           04/04/84 06/25/96       INTERFACE MOD A28 BD                    1       2500           2500
TE254099       9852B            06/20/96 06/20/96       SELECT LEVEL METER                      1       9400           9400
TE254262       9852B            06/14/96 06/14/96   N   ESP CABLE 20E                           1        200            200
TE254263       9852B            06/14/96 06/14/96   N   ESP CABLE 21E                           1        200            200
TE254264       9852B            06/14/96 06/14/96   N   ESP CABLE 22E                           1        200            200
TE254266       9852B            06/14/96 06/14/96   N   ESP CABLE 26H                           1         80             80
TE254267       9852B            06/14/96 06/14/96   N   ESP CABLE 31E                           1        160            160
TE254268       9852E            10/24/95 09/25/96   N   SONAR SIMULATOR T/F       8014470       1       3000           3000
TE254269       9852B            06/14/96 06/14/96   N   ESP CABLE 29E                           1        125            125
TE254270       9852B            06/14/96 06/14/96   N   ESP CABLE 30E                           1        130            130
TE254272       9852E            10/27/95 06/21/96   N   TEST FIXTURE CAB #2                     1        400            400
TE254272-1     9852E            10/30/95 06/21/96   N   POWER RESISTOR            8014530-401   1        120            120
TE254273       9852B            06/14/96 06/14/96   N   ESP CABLE 33E                           1        180            180
TE254274       9852B            12/15/88 09/26/96   N   ESP CABLE 34E                           1        200            200
TE254275       9852             05/22/90 06/20/96   N   TEST FIXTURE, A3 BRD                    1       1900           1900
TE254276       9852E            10/31/95 06/21/96   N   POWER SUPPLY TEST FIXT    8016720       1       1600           1600
TE254277       9852             03/31/92 06/20/96   N   TEST FIXT, A2 BRD ASSY    8016620       1       2200           2200
TE254278       9852B            06/14/96 06/14/96   N   ESP CABLE 35E                           1         75             75
TE254281       9852E            11/03/95 06/21/96   N   TEST FIXT SONOBY SIMU     8016600       1       3500           3500
TE254291       9852             05/15/90 06/20/96   N   TEST FIXT,TONE DCDR A9    8016610       1       2500           2500
TE254337       9854B            04/12/94 06/20/96   N   T/F DEPTH RT SIMU A1A1O   3326030       1       1800           1800
TE254338       9852B            05/18/94 06/20/96   N   T/F UTILITY LP DVR A1A11  8029230       1       1900           1900
TE254339       9852E            07/13/95 06/21/96   N   T/F CABLE CONTROL A1A12   3326040       2       2300           2300
TE254340       9852E            04/27/94 06/21/96   N   T/F CABLE TENSION A1A13   8029195       2       2200           2200
TE254341       9852E            04/26/95 06/21/96   N   T/F RELAY CO ASSY A1A14   3326050       1       1700           1700
TE254342       9852B            06/14/96 06/14/96   N   T/F CBL PAYOUT DVR A1A15  8029225       1       1900           1900
TE254350       9852B            06/14/96 06/14/96   N   ESP CABLE, 55 E                         1        350            350
TE254351       9852B            06/14/96 06/14/96   N   ESP CABLE, 56 E                         1        280            280
TE254352       9852B            06/04/91 06/14/96   N   ESP CABLE, 57 E                         1        420            420
TE254353       9852B            06/14/96 08/14/96   N   ESP CABLE, 58 E                         1        250            250
TE254354       9852B            06/14/96 06/14/96   N   ESP CABLE, 59 E                         1        260            260
TE254355       9852B            06/14/96 06/14/96   N   ESP CABLE, 60 E                         1        300            300
TE2S4356       9852B            06/14/96 06/14/96   N   ESP CABLE, 61 E                         1        280            280
TE254357       9852B            06/14/96 06/14/96   N   ESP CABLE, 62 E                         1        210            210

4-JUN-97                              TOOL MASTER                         Page:

Contract Number: N00019--97-G-0008     Description: ST/STE      Customer: USN

Tool Number    Location/Vendor  Loc Date PM Date   Cal  Tool Description          Part Number Qty Unit Cost Rework Tot. Cost
-----------    ---------------  -------- -------   ---  ----------------          ----------- --- --------- ------ ---------
TE254366       9852E            08/02/95 06/21/96   N   T/F RMTS ICAS SWITCH BOX  8029170       1        800             800
TE254417       D5D              02/28/97 06/04/96   N   TEST FIXTURE (CASTS)      8015029       1       2000            2000


                                                                                                Tooling      550      148373
                                                                                                Test Equip.  250      684284
                                                                                                Total        800      832657

5-JUN-97                              TOOL MASTER                         Page:

Contract Number: N00019--97-G-0008OPE  Description: OPE      Customer: USN

Tool Number    Location/Vendor  Loc Date PM Date   Cal  Tool Description          Part Number Qty Unit Cost Rework Tot. Cost
-----------    ---------------  -------- -------   ---  ----------------          ----------- --- --------- ------ ---------
E253080        9852EL           08/22/80 06/24/96       VIBRATION CONTROL SYS                   1       1000           1000
E253080-10     9852EL           01/22/81 66/24/96   N   COMPUDESK                               1        506            506
E253080-11     9852EL           01/22/81 06/24/96   N   CHAIR                                   1        123            123
E253080-2      9852EL           08/22/80 06/24/96       BLANK PANEL                             1        100            100
E253080-3      9852EL           08/22/80 06/24/96       X-Y DISPLAY                             1       2500           2500
E253080-4      9852EL           08/22/80 06/24/96       SYSTEM CONTROL                          1       6000           6000
E253080-5      9852EL           08/22/80 06/24/96       PROCESSOR                               1      22879          22879
E253080-6      9852EL           08/22/80 06/24/96       SYSTEM INTERFACE                        1       8300           8300
E253080-7      9852EL           08/22/80 06/24/96       FLEX DISK DRIVE                         1       3171           3171
E253080-8      9852EL           08/22/80 06/24/96       GRAPHICS TERMINAL                       1       6000           6000
E253080-9      8852EL           08/22/80 06/24/96       KEYBOARD FOR 2648A                      1       1000           1000
E253081        9852EL           02/28/81 06/24/96       VIBRATION TEST SYSTEM                   1      48510          48510
E253081-1      9852EL           02/28/81 06/24/96       CONTROL RACK                            1      23000          23000
E253081-10     9852EL           04/10/87 08/12/96       BLOWER ASSEMBLY                         1        490            490
E253081-2      9852EL           05/09/81 06/24/96       CHARGE AMP/D22PMJ(0)                    1       2820           2820
E253081-3      9852EL           05/09/81 06/24/96       CHARGE AMP/D22PMJ(0)                    1       2820           2820
E253081-4      9852EL           05/09/81 06/24/96       VIB MON/LIMIT AM-123                    1       5125           5125
E253081-5      9852EL           08/08/84 06/24/96   Y   ACCELEROMETER S/N1405                   1        150            150
E253081-6      CAL LAB          11/04/96 09/27/96   Y   ACCELEROMETER S/N2484                   1        150            150
E253081-8      CAL LAB          11/04/96 09/27/96   Y   ACCELEROMETER S/N1408                   1        150            150
E253081-9      9852EL           09/26/96 06/24/96   Y   ACCELEROMETER S/N1704                   1        150            150

                                                                                                Tooling        0          0
                                                                                                Test Equip.   21     134944
                                                                                                Total         21     134944

4-JUN-97                              TOOL MASTER LIST                     Page:

Contract Number: N00024--84-C-6074     Description: ST/STE      Customer: USN

Tool Number    Location/Vendor  Loc Date PM Date   Cal  Tool Description          Part Number Qty Unit Cost Rework Tot. Cost
-----------    ---------------  -------- -------   ---  ----------------          ----------- --- --------- ------ ---------
T219879        F2C              03/01/96 07/12/96   N   HARNESS BRD, J1 REV B     8007248-401   1        131  113        244
T219880        F2B              03/10/97 07/12/96   N   HARNESS BRD, J2 REV B     8007248-402   1        124  198        322
T219881        F2B              03/10/97 07/12/96   N   HARNESS BRD, J3 REV B     8007248-403   1        687  455       1142
T219882        F3B              03/10/97 05/31/96   N   HARNESS BRD, P1 REV B     8007255-401   1       1154  257       1411
T219883        F3B              03/10/97 05/31/96   N   HARNESS BRD, P2 REV C     8007255-402   1       4827  244       5071
T219884        F2B              03/10/97 05/31/96   N   HARNESS BRD, P3 REV C     8007255-403   1        946  153       1099
T219885        F3B              03/10/97 05/31/96   N   HARNESS BRD, TB1 REV C    8007255-404   1       2003  163       2166
T219886        F3B              03/10/97 05/31/96   N   HARNESS BRD, J1-J5 REV E  8007255-405   1       3279  321       3600
T220014        C5D              02/03/95 07/02/96   Y   MOLD, PI W1 CBL ASSY      8007263       1        272             272
T220015-1      9852C            08/23/95 08/14/96   Y   MOLD, P1 P2 W2 CBL ASSY   8007264       1        257             257
T220015-2      9852C            08/23/95 08/14/96   Y   MOLD, P1 P2 W2 CBL ASSY   8007264       1        257             257
T220016-1      9232C            02/06/95 06/14/96   Y   MOLD, P2 W3 W4 CBL ASSY   8007265       1        261             261
                                                                                  8007266
T220016-2      9232C            02/06/95 06/14/96   Y   MOLD, P2 W3 W4 CBL ASSY   8007265       1        261             261
                                                                                  8007266
T220040-1      9852E            03/18/97 06/21/96   N   ALIGN TOOL, CARD CAGE     8007248       1        195             195
T220040-2      9852E            03/18/97 06/21/96   N   ALIGN TOOL, CARD CAGE     8007248       1        195             195
T220052-1      9852E            06/25/96 06/25/96   N   HOLD FIXT, AMTS PNL ASSY  8007255       1        136             136
T220052-2      C7F              04/06/95 07/10/96   N   HOLD FIXT, AMTS PNL ASSY  8007255       1        136             136
T220052-3      C7F              05/10/96 06/21/96   N   HOLD FIXT, AMTS PNL ASSY  8007255       1        136             136
T220052-4      9852E            09/25/96 07/10/96   N   HOLD FIXT, AMTS PNL ASSY  8007255       1        136             136
T220063-1      9852E            04/23/96 05/16/96   N   WIRING FIXTURE                          1        857             857
T220063-2      9852E            04/23/96 05/16/96   N   WIRING FIXTURE                          1        702             702
T220070        F3B              03/10/97 07/15/96   N   HARN BRD, COUP ASSY A12   8007394       1        831  488       1319
T220075-1      C6A              01/20/92 07/08/96   N   POTTING FIXT, P1 CLK MOD  8007394       1        184             184
T220075-2      C6A              01/20/92 07/08/96   N   POTTING FIXT, P1 CLK MOD  8007394       1        184             184
T220075-3      C6A              01/20/92 07/08/96   N   POTTING FIXT, P1 CLK MOD  8007394       1        184             184
T220078-1      9232C            06/14/96 06/14/96   N   POTTING FIXT, P1          8007394       1        141             141
T220078-2      9232C            06/14/96 06/14/96   N   POTTING FIXT, P1          8007394       1        141             141
T220078-3      9232C            06/14/96 06/14/96   N   POTTING FIXT, P1 CLK MOD  8007394       1        141             141
T220306A/B-1   9852E            06/14/96 06/13/96   N   SUPPORT BRKT, AMTS ASSY   8007300       1        270             270
T220306A/B-2   9852E            06/13/96 06/14/96   N   SUPPORT BRKT, AMTS ASSY   8007300       1        270             270
T402534        SPIRATEX CO.     01/09/81 04/10/96   N   REDUCING SLEEVE           3328746       1       1435            1435
T402540        C7D              03/13/92 07/10/96   N   TEST FIXT WD BND HYDRO                  1       1320            1320
T402542-A      D5F POS          02/12/97 09/27/96   N   PLUG, BOOTING ASSY        3328780       1        433             433
T402542-D      D5F POS          02/12/97 09/27/96   N   FITTING, HOSE JUNCTION    3328780       1        172             172
T402549 SN1    9234             04/14/93 06/14/96   N   SHOCK TEST SLEEVE, XMTR   3328880       1        242             242
T402549 SN2    C6B              04/14/93 07/08/96   N   SHOCK TEST SLEEVE, XMTR   3328880       1        242             242
T402549 SN3    C6B              04/14/93 07/08/96   N   SHOCK TEST SLEEVE, XMTR   3328880       1        242             242
T402554-1      9855N            06/14/96 06/14/96   N   ASSEMBLY FIXTURE          3333263       1        257             257
T402554-10     9855N            06/14/96 06/14/96   N   ASSEMBLY FIXTURE          3333263       1        257             257
T402554-2      9855N            06/14/96 06/14/96   N   ASSEMBLY FIXTURE          3333263       1        257             257
T402554-3      CL/ARA           10/15/96 06/09/96   N   ASSEMBLY FIXTURE          3333263       1        257             257
T402554-4      C6B              01/29/96 07/08/96   N   ASSEMBLY FIXTURE          3333263       1        257             257
T402554-5      9855N            06/14/96 06/14/96   N   ASSEMBLY FIXTURE          3333263       1        257             257
T402554-6      9232C            06/14/96 06/14/96   N   ASSEMBLY FIXTURE          3333263       1        257             257
T402554-7      9232C            06/14/96 06/14/96   N   ASSEMBLY FIXTURE          3333263       1        257             257
T402554-8      9232C            06/14/96 06/14/96   N   ASSEMBLY FIXTURE          3333263       1        257             257
T402554-9      9232C            06/14/96 06/14/96   N   ASSEMBLY FIXTURE          3333263       1        257             257
T402567-1      C6D              03/13/92 07/09/96   N   TEST HOLD FIXT, HYBRID                  1        358             358

4-JUN-97                        TOOL MASTER LIST                         Page: 2

Contract Number: N00024-84-C-6074   Description: TB-23/BQ ST/STE   Customer: USN
--------------------------------------------------------------------------------


Tool        Location/                                                                                                         Tot.
Number      Vender     Loc Date  PM Date  Cal Tool Description                   Part Number         Qty  Unit Cost  Rework   Cost
----------  ---------  --------  -------- --- --------------------------         -----------         ---  ---------  ------   ----
T402567-2   9234       04/14/93  06/14/96 N   TEST HOLD FIXT,HYBRID                                   1         358            358
T402567-3   C6D        03/13/92  07/09/96 N   TEST HOLD FIXT,HYBRID                                   1         358            358
T402567-4   C6D        03/13/92  07/09/96 N   TEST HOLD FIXT/HYBRID                                   1         358            358
T402567-5   C6D        07/08/92  07/09/96 N   TEST HOLD FIXT/HYBRID                                   1         358            358
T402567-6   C6D        03/13/92  07/09/96 N   TEST HOLD F1XT/HYBRID                                   1         358            358
T402575     C6B        03/06/92  07/08/96 N   HOLD FIXT/HI-POT                   3328885              1         207            207
T402629     C7D        10/25/95  07/10/96 N   HOLD FIXT/XMTR                                      1 150          16           2400
T402644     C6B        03/09/92  07/08/96     MOLD MSTR/4 STRAND                 3332993              1         219            219
T402645     C6B        10/01/96  10/01/96 N   MOLD MSTR/8 STRAND                 3332992              1         244            244
T402663-1   C6B        03/02/92  07/09/96 Y   MOLD MSTR/RESONATOR,REV A          3332990-1            1          26             26
T402664     FREQUENCY  12/10/84  04/03/96 N   MOLD/RESONATOR                                          1          29             29
            SELECT NET
T402703-1   C6D        09/19/95  07/09/96 N   SPLICE MOLD STAND                  3333155              1          58             58
T402703-10  C6D        09/19/95  07/09/96 N   SPLICE MOLD STAND                  3333165              1          58             58
T402703-11  C6D        09/19/95  07/09/96 N   SPLICE MOLD STAND                  3333165              1          58             58
T462703-12  C6D        09/19/95  07/09/96 N   SPLICE MOLD STAND                  3333165              1          58             58
T402703-13  C6D        09/12/95  07/09/96 N   SPLICE MOLD STAND                  3333165              1          58             58
T402703-14  C6D        09/19/95  07/09/96 N   SPLICE MOLD STAND                  3333165              1          58             58
T402703-2   C6D        09/27/96  09/27/96 N   SPLICE MOLD STAND                  3333165              1          58             58
T402703-3   C6D        09/19/95  07/09/96 N   SPLICE MOLD STAND                  3333165              1          58             58
T402703-4   C6D        09/19/95  07/09/96 N   SPLICE MOLD STAND                  3333165              1          58             58
T402703-5   C6D        09/19/95  07/09/96 N   SPLICE MOLD STAND                  3333165              1          58             58
T402703-6   C6D        09/19/95  07/09/96 N   SPLICE MOLD STAND                  3333165              1          58             58
T402703-7   C6D        09/19/95  07/09/96 N   SPLICE MOLD STAND                  3333165              1          58             58
T402703-8   C6D        09/19/95  07/09/96 N   SPLICE MOLD STAND                  3333165              1          58             58
T402703-9   C6D        09/19/95  07/09/96 N   SPLICE MOLD STAND                  3333165              1          58             58
T4027041    NPO        11/12/90  09/18/96 Y   THERMAL WIRE STRIPPER                                   1          73             73
T4027042    NPO        11/12/90  10/15/96 Y   THERMAL WIRE STRIPPER                                   1          73             73
T4027043    NPO        11/12/90  09/18/96 Y   THERMAL WIRE STRIPPER                                   1          73             73
T402706-1   9852E      05/16/95  06/21/96 N   SPANNER WRENCH                                          1         174            174
T402714-1   9855E      07/01/93  06/26/96 Y   STRAIGHT SCALE/300 LB                                   1         109            109
T402714-2   9855E      08/29/94  06/26/96 Y   STRAIGHT SCALE/300 LB                                   1         109            109
T402714-3   9855E      07/10/93  06/26/96 Y   STRAIGHT SCALE/300 LB                                   1         109            109
T402714-4   9855W      07/23/90  06/26/96 Y   STRAIGHT SCALE/300 LB                                   1         109            109
T402714-6   9855W      07/01/93  06/26/96 Y   STRAIGHT SCALE/300 LB                                   1         109            109
T402749-1&A DISP ARA   10/15/96  07/01/93 Y   PRESSURE POT                                            1        1568           1568
T402754-1   9855E      01/06/97  07/12/96 N   HYDRO BONDING FIXTURE              8004380              1         628    118     746
T402754-10  9855E      01/06/97  07/12/96 N   HYDRO BONDING FIXTURE              8004380              1         628    118     746
T402754-11  9855E      01/06/97  07/12/96 N   HYDRO BONDING FIXTURE              8004380              1         628    118     746
T402754-12  9855E      01/06/97  07/12/96 N   HYDRO BONDING FIXTURE              8004380              1         628    118     746
T402754-2   9855E      01/06/97  07/12/96 N   HYDRO BONDING FIXTURE              8004880              1         628    118     746
T402754-3   9855E      01/06/97  07/12/96 N   HYDRO BONDING FIXTURE              8004380              1         628    118     746
T402754-4   9855E      01/06/97  07/12/96 N   HYDRO BONDING FIXTURE              8004380              1         628    118     746
T402754-5   9855E      01/06/97  07/12/96 N   HYDRO BONDING FIXTURE              8004380              1         628    118     746
T402754-6   9855E      01/06/97  07/12/96 N   HYDRO BONDING FIXTURE              8004380              1         628    118     746
T402754-7   9855E      01/06/97  07/12/96 N   HYDRO BONDING FIXTURE              8004380              1         628    118     746
T402754-8   9855E      01/06/97  07/12/96 N   HYDRO BONDING FIXTURE              8004380              1         628    118     746
T402754-9   9855E      01/06/97  07/12/96 N   HYDRO BONDING FIXTURE              8004390              1         628    118     746
T402761-1   9855W      07/15/90  06/26/96 N   HOSE WRAPPING STATION                                   1        1008           1008
7402761-2   9855W      07/16/90  06/26/96 N   HOSE WRAPPING STATION                                   1         757            757
7402761-3   9855E      07/21/93  06/26/96 N   HOSE WRAPPING STATION                                   1         757            757

4-JUN-97                        TOOL MASTER LIST                         Page: 3

Contract Number: N00024-84-G-6074   Description: TB-23/BQ ST/STE   Customer: USN
--------------------------------------------------------------------------------


Tool        Location/                                                                                                         Tot.
Number      Vender     Loc Date  PM Date  Cal Tool Description                   Part Number         Qty  Unit Cost  Rework   Cost
----------  ---------  --------  -------- --- --------------------------         -----------         ---  ---------  ------   ----
T402761-4   9855E      07/21/93  06/26/96 N   HOSE WRAPPING STATION                                   1         757            757
T402765-1   C6B        04/18/97  07/12/96 N   END CAP & ELEM ASSY TOOL           8001220              1          49             49
T402765-2   C6B        04/18/97  07/12/96 N   END CAP & ELEM ASSY TOOL           8001220              1          49             49
T402765-3   C6B        04/18/97  09/30/96 N   END CAP & ELEM ASSY TOOL           8001220              1          49             49
T402765-4   C6B        04/18/97  07/02/96 N   END CAP & ELEM ASSY TOOL           8001220              1          49             49
T402765-5   C6B        04/18/97  07/02/96 N   END CAP & ELEM ASSY TOOL           8001220              1          49             49
T402765-6   C6B        04/18/97  07/02/96 N   END CAP & ELEM ASSY TOOL           8001220              1          49             49
T402765-7   C6B        04/18/97  07/02/96 N   END CAP & ELEM ASSY TOOL           8001220              1          49             49
T402765-8   C6B        04/18/97  07/02/96 N   END CAP & ELEM ASSY TOOL           8001220              1          49             49
T402769     CAL LAB    06/02/97  07/09/96 Y   DIGITAL THERMOMETER                                     1           0              0
T402773-1   9855E      07/21/93  06/26/96 N   SUPPORT BRACKET                                         1         131            131
T402773-2   9855W      07/18/90  06/26/96 N   SUPPORT BRACKET                                         1         131            131
T402773-3   9855W      07/18/90  06/26/96 N   SUPPORT BRACKET                                         1         131            131
T402773-4   9855E      07/21/93  06/26/96 N   SUPPORT BRACKET                                         1         131            131
T402774-1   8002       03/13/97  07/12/96 N   ACOUSTIC CHAMBER HORIZ                                  1        2500           2500
T402774-2   8900TL     07/18/90  08/30/96 N   ACOUSTIC CHAMBER HORIZ                                  1        2500           2500
T402777-1   C3B        03/21/97  07/12/96 N   BOND FIXT/ELEM  ASSY               8001225              1         589            589
T402777-10  C3B        03/21/97  07/12/96 N   BOND FIXT/ELEM ASSY                8001226              1         589            589
T402777-2   C3B        03/21/97  07/12/96 N   BOND FIXT/ELEM ASSY                8001225              1         589            589
T402777-3   C3B        03/21/97  07/12/96 N   BOND FIXT/ELEM ASSY                8001225              1         589            589
T402777-4   C3B        03/21/97  07/12/96 N   BOND FIXT/ELEM ASSY                8001225              1         589            589
T402777-5   C3B        03/21/97  07/12/96 N   BOND FIXT/ELEM ASSY                8001225              1         589            589
T402777-6   C3B        03/21/97  07/12/96 N   BOND FIXT/ELEM ASSY                8001225              1         589            589
T402777-7   C3B        03/21/97  07/12/96 N   BOND FIXT/ELEM ASSY                8001225              1         589            589
T402777-8   C3B        03/21/97  07/12/96 N   BOND FIXT/ELEM ASSY                8001225              1         589            589
T402777-9   C3B        03/21/97  07/12/96 N   BOND FIXT/ELEM ASSY                8001225              1         589            589
T402798-1   TOOLCRIB   03/14/97  07/12/96 N   PREP FIXT/C1 & C3 CAP                                   1          53             53
T402798-2   TOOLCR1B   03/17/97  07/12/96 N   PREP FIXT/Cl & C3 CAP                                   1          53             53
T402799-1   TOOLCRIB   03/17/97  07/12/96 N   PREP FIXT/C2 & C4 CAP                                   1          53             53
T402799-2   TOOLCRIB   03/17/97  07/12/96 N   PREP FIXT/C2 a C4 CAP                                   1          53             53
T402803-1   C4A        03/10/97  06/30/93 N   HOT STRIPPER/SPEC GRND                                  1         154            154
T402803-2   C6B        04/18/97  09/30/96 N   HOT STRIPPER/SPEC GRND                                  1         154            154
T402803-3   CL/ARA     10/15/96  06/30/93 N   HOT STRIPPER/SPEC GRND                                  1         154            154
T402803-4   C6B        04/18/97  09/30/96 N   HOT STRIPPER/SPEC GRND                                  1         154            154
T4O2803-5   C6B        04/18/97  09/30/96 N   HOT STRIPPER/SPEC GRND                                  1         154            154
T402803-6   CL/ARA     10/15/96  06/30/93 N   HOT STRIPPER/SPEC GRND                                  1         154            154
T402805-1   C3C&C4C    03/21/97  05/28/96 N   HAND FIXT,COIL ELEM REV A          8001220              1          48             48
T402805-10  C3C&C4C    03/21/97  05/28/96 N   HANG FIXT,COIL ELEM REV A          8001220              1          48             48
T402805-11  C4C&C3C    03/21/97  05/28/96 N   HAND FIXT,COIL ELEM REV A          8001220              1          48             48
T402805-12  C4C&C3C    03/21/97  05/28/96 N   HAND FIXT,COIL ELEM REV A          8001220              1          48             48
T402805-13  C4C&C3C    03/21/97  05/28/96 N   HAND FIXT,COIL ELEM REV A          8001220              1          48             48
T402805-14  C3C&C4C    03/21/97  05/28/98 N   HAND FIXT,COIL ELEM REV A          8001220              1          48             48
T402805-15  C4C&C3C    03/21/97  05/28/96 N   HAND FIXT,COIL ELEM REVNC          8001220              1          48             48
T402805-16  C4C&C3C    03/21/97  05/28/96 N   HAND F1KT,COIL ELEM REVNC          8001220              1          48             48
T402805-2   C3C&C4C    03/21/97  05/28/96 N   HAND F1KT,COIL ELEM REV A          8001220              1          48             48
T402805-3   C3C&C4C    03/21/97  05/28/98 N   HAND FIXT,COIL ELEM REV A          8001220              1          48             48
T402805-4   C3C&C4C    03/21/97  05/28/96 N   HAND FIXT,COIL ELEM REV A          8001220              1          48             48
T402805-5   C3C&C4C    03/21/97  05/28/96 N   HAND FIXT,COIL ELEM REV A          8011220              1          48             48
T402805-6   C3C        03/19/97  05/28/96 N   HAND FIXT,COIL ELEM REV A          8001220              1          48             48
T402805-7   C4C&C3C    03/21/97  05/28/96 N   HAND ELEM,COIL ELEM REV A          8001220              1          48             48

4-JUN-97                                          TOOL MASTER LIST                                                           Page: 4
------------------------------------------------------------------------------------------------------------------------------------
Contract Number: N00024-84-C-6074            Description:  TB-23/BQ ST/STE            Customer: USN

Tool Number      Location/Vendor       Loc Date PM Date Cal Tool Description          Part Number    Qty Unit Cost Rework Tot. Cost
--------------   --------------------  -------- ------- --- ------------------------- -------------  --- --------- ------ ---------
T402805-8        C3C&C4C               03/21/97 05/28/96 N  HAND FIXT,COIL ELEM REV A 8001220         1      48               48
T402805-9        C3C&C4C               03/21/97 05/28/96 N  HAND FIXT,COIL ELEM REV A 8001220         1      48               48
T402823          C6B                   03/09/92 07/08/96 N  WELD FIXT/PTV 7 CLOCK                     1      42               42
T402825          D5F P0S               02/12/97 07/08/96 N  SHOCK TEST FIXTURE                        2      60              120
T402828ABCD      C4B                   07/07/92 06/28/96    PRESSURE TEST FITTING                     1     977              977
T402829          9855W                 10/10/98 06/26/98 N  HOSE GRINDER                              1    1099             1099
T402839          C6B                   08/19/92 07/08/96 N  HOLDING FIXTURE                           1     952              952
T402876A-1       C6B                   09/17/96 06/26/96 Y  MOLD, DROGUE TERM REV E   3333220         1     431              431
T4028768-4       C6B                   07/23/96 07/23/96 Y  MOLD, DROGUE TERM REV E                   1     359              359
TE252990         D5C                   02/20/92 07/10/96 N  TEST FIXT/XMTR LGC 1/2                    1    2000             2000
TE252991         D5C                   02/20/92 07/10/96 N  TEST FIXT/TELE/TLM LGC                    1    3000             3000
TE254007         D5B                   02/20/92 07/10/96 N  PREAMP TEST FIXT                          1     250              250
TE254018         D5F P0S               02/12/97 07/1l/96 N  HI-POT TEST FIXT 2                        1     250              250
TE254019         D6B                   02/25/92 07/11/96 N  CLOCK TEST FIXT                           1    1800             1800
TE254026-1       9855N                 08/20/96 06/20/96 Y  TEST FIXT, CLOCK TERM                     1     200              200
TE254026-2       9855N                 10/15/96 06/20/96 Y  TEST FIXT, CLOCK TERM                     1     200              200
TE254029-1       D5B                   02/19/92 07/10/96 N  TEST FIXT/FRONT END       3327455         1    1800             1800
TE254029-2       D5B                   02/19/92 07/19/96 N  TEST FIXT/FRONT END       3327455         1    1800             1800
TE2540311        D6B                   02/26/92 07/11/96 N  LOGIC TEST PAN/SUBSTRT    3327465         1    3600             3600
TE2540312        D6B                   02/26/92 07/11/96 N  LOGIC TEST PAN/SUBSTRT    3327465         1    3600             3600
TE254036         D5C                   02/20/92 07/10/96 N  COAX DELAY LINE                           1    1625             1625
TE254039         9234                  04/14/93 05/17/96 Y  ACTIVE TRIM TEST SET                      1   27000            27000
TE264040         D5B                   02/19/92 07/10/96 N  PWR SPLITTER TEST SET                     1     400              400
TE254041         D5B                   02/19/92 07/10/96 Y  LINEARTY PAD                              1      25               25
TE254042         9234                  04/14/93 06/17/96 N  XMTR ADDRESS BOX                          1     200              200
TE254044         D5B                   02/19/92 07/10/96 N  CROWBAR TEST FIXT                         1     500              500
TE254045         D5A                   08/09/94 07/10/96 N  BURN-IN BD/CURRENT REG                    1     300              300
TE254046         9234                  04/14/93 06/17/96 Y  CURRENT MONITOR/CLOCK                     1     200              200
TE254050         CNL/ARA               10/15/96 06/22/93 Y  LOW PASS FLTR TEST SET                    1     500              500
TE254052         D5B                   02/19/92 07/10/96 N  HYDROPHONE TEST SET                       1    1000             1000
TE254062         D4B                   02/18/92 07/10/96    TEST FIXT/ACTV TRIM PS                    1     250              250
TE254064-1       NPO                   07/30/96 07/11/96 N  HYDROPHONE EXCITER                        1     200              200
TE254064-2       D6A                   04/17/97 07/11/96 N  HYDROPHONE EXCITER                        1     200              200
TE254072         9234                  04/14/93 06/17/96 N  TEST PAN/DIODE CLAMP                      1     250              250
TE254073         9234                  04/14/93 06/17/98    TEST PAN/CURRENT REG                      1     400              400
TE254074         9234                  05/19/83 06/17/96 N  PWR SUPPLY/PTV CUR REG                    1     600              600
TE254079         D5A                   07/06/93 07/10/96 N  ACOUSTIC XMTR/CAL STD                     1    5000             5000
TE254086         D7F POS               02/12/97 08/13/96 Y  COUNTER/HP5328A/030                       1    1550             1550
TE254089-1       FREQUENCY SELECT NET  02/24/94 04/03/96 N  TEST COIL RESONATOR       3332990         1    1648             1648
TE254092-1       NPO                   08/05/96 07/12/96 N  HI-POT TESTER                             1    1100             1100
TE254092-2       D5A                   04/17/97 09/30/96    HI-POT TESTER                             1    1100             1100
TE254092-3       D5A                   04/17/97 07/12/96 N  HI-POT TESTER                             1    1100             1100
TE254100         D6C PM                09/29/95 07/11/96 N  REPEATER CLOCK T/S                        1   50000            50000
TE254101-1       D4D                   10/25/95 07/10/96 N  TEST CABLE SWITCH BOX                     1   10000            10000
TE254101-2       9234                  06/17/96 06/17/96 N  TEST CBL SWITCH BOX                       1   10000            10000
TE254101-3       9234                  06/17/96 06/17/96 N  TEST CBL SWITCH BOX                       1   10000            10000
TE254160         9852B                 06/13/96 06/13/96 Y  AMTS PWR SUP TEST FIXT                    2     400              800
TE254175 SN 1    9852E                 11/14/94 07/11/96 N  TEST FIXT, AMTS BRD       8007210         1    1900             1900
                                                                                      8007245
TE254175 SN 2    D6B                   09/14/93 07/11/96 N  TEST FIXT, AMTS BRD       8007245         1    1900             1900

4-JUN-97                                          TOOL MASTER LIST                                                           Page: 5
------------------------------------------------------------------------------------------------------------------------------------
Contract Number: N00024-84-C-6074            Description:  TB-23/BQ ST/STE            Customer: USN

Tool Number      Location/Vendor       Loc Date PM Date Cal Tool Description          Part Number    Qty Unit Cost Rework Tot. Cost
--------------   --------------------  -------- ------- --- ------------------------- -------------  --- --------- ------ ---------
                                                                                      8007210
TE254296-1       9852D HS              06/26/96 06/28/96 N  ADAPTOR CABLE             8018100        1      500              500
TE254296-2       9852D HS              09/27/96 09/27/96 N  ADAPTOR CABLE             8018100        1      500              500
TE254296-3       9852D HS              06/26/96 06/26/96 N  ADAPTOR CABLE             8018100        1      500              500
TE254296-4       9852D HS              06/27/96 06/26/96 N  ADAPTOR CABLE             8018100        1      500              500
TE254297         9852E                 06/26/96 06/26/96 N  FWD ADAPTOR               8018100        1      325              325
TE254298         9852E                 06/26/96 06/26/96 N  AFT ADAPTOR               8018100        1      325              325


                                                                                                     Tooling         305   65269
                                                                                                     Test Equip.      47   150898
                                                                                                     Total           352   216167

4-JUN-97                                          TOOL MASTER LIST                                                           Page: 1
------------------------------------------------------------------------------------------------------------------------------------
Contract Number: N00024-85-C-6236            Description:  TB-23/BQ ST/STE            Customer: USN

Tool Number      Location/Vendor       Loc Date PM Date Cal Tool Description          Part Number    Qty Unit Cost Rework Tot. Cost
--------------   --------------------  -------- ------- --- ------------------------- -------------  --- --------- ------ ---------
T219868          F3B                   03/10/97 07/15/96 N  HARNESS BRD P1            8009030-401    1         438             436
T219873          F3F                   02/18/92 07/15/95 N  HARNESS BRD, RCVR PNL     8007625-401    1        1652            1652
T219876          F3D                   02/11/92 07/16/96 N  HARNESS BRD/PWR SUPPLY    8007620-401    1        2642    177    2819
T219878          F2C POS               02/06/97 07/12/96 N  HARNESS BRD,RECEIVER PNL  8007625-402    1         120             120
T219947          F2B                   03/10/97 07/16/96 N  HARNESS BRD P5            8007625-403    1         518             518
T219953          F3B                   03/10/97 07/16/96 N  HARNESS BRD P2            8009030-402    1         840             840
T219958          F3B                   03/10/97 07/15/96 N  HARNESS BRD/TEST POINT    8009035-402    1        1252            1252
T219982          F3F                   02/18/92 07/16/96 N  HARNESS BRD/LFRA REV A    8007840        1        2092            2092
T220019          C6B                   03/06/92 07/08/96 N  SPLIT MOLD                8011516        1       21311           21311
T220020          C6B                   03/06/92 07/08/96 N  SPLIT MOLD                8011516        1           0               0
T220021          C6B                   03/06/92 07/08/96 N  TENSILE TEST ADAPTOR      8011516        1           0               0
T220022          C6B                   03/06/92 07/08/96 N  SPLIT MOLD                8011516        1           0               0
T220023          C6B                   03/06/92 07/06/96 N  PRESSURE TEST LEAD        8011516        1           0               0
T220024          C6B                   03/06/92 07/08/96 N  TENSILE TEST LEAD         8011516        1           0               0
T220025          C6B                   03/06/92 07/08/96 N  PLUG                      8011516        1           0               0
T220026          C6B                   03/06/92 07/08/96 N  SPACER PLATE              8011516        1           0               0
T220027          C6B                   03/06/92 07/08/96 N  DUMMY RETAINER            8011516        1           0               0
T220028          C6B                   03/06/92 07/08/96 N  SEAL BACK-UP BAR          8011516        1           0               0
T220029          C6B                   03/06/92 O7/08/96 N  RETAINER POSITION EXP     8011516        1           0               0
T220053          C6D                   04/09/92 07/09/96 N  COMP PREP FIXTURE         8007805-601    1         516             516
T402944-1        TELFRWHS              08/20/93 08/02/96 N  VIB TEST FIXTURE          8007600        1        7767            7767
                                                                                      8007800
                                                                                      8008940
TE254114         D7B                   03/24/92 07/11/96 N  EMULATOR/T.I. CHIP                       1        5000            5000
TE254116         9852B                 06/20/96 06/20/96 N  TEST CD/ESP RCVR/BFMR     8009040       40         400           16000
TE254116 SN 1    9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 10   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 11   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 12   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 13   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 14   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 15   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 16   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 17   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 18   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 19   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 2    9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 20   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 21   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 22   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 23   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 24   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 25   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 26   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 27   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 28   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 29   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 3    9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 30   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 31   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400

4-JUN-97                                          TOOL MASTER LIST                                                           Page: 2
------------------------------------------------------------------------------------------------------------------------------------
Contract Number: N00024-84-C-0074            Description:  TB-23/BQ ST/STE            Customer: USN

Tool Number      Location/Vendor       Loc Date PM Date Cal Tool Description          Part Number    Qty Unit Cost Rework Tot. Cost
--------------   --------------------  -------- ------- --- ------------------------- -------------  --- --------- ------ ---------
TE254116 SN 32   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 33   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 34   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 35   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 36   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 37   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 38   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 39   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 4    9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 40   9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 5    9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 6    9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 7    9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 8    9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254116 SN 9    9852B                 06/27/90 06/20/96 N  TEST CARD,ESP BMFRMR RECV 8009040        1         400             400
TE254117         9852B                 06/13/96 06/13/96 N  ESP CBL RCVR 79D          8007635        1         300             300
TE254118 SN 1    9852B                 05/05/86 06/20/96 N  ESP CABLE, RECEIVER       8007635        1         150             150
TE254118 SN 2    9852B                 05/05/86 06/20/96 N  ESP CABLE, RECEIVER       8007635        1         150             150
TE254118 SN 3    9852B                 05/05/86 06/20/96 N  ESP CABLE, RECEIVER       8007635        1         150             150
TE254119         9852B                 07/22/96 07/22/96 N  BRD EST FIXT FRA          8007805        1         500             500
TE254120         9852B                 06/13/96 06/13/96 N  ESP CBL RCVR 85D                         1         300             300
TE254121 SN 1    9852B                 06/13/96 06/13/96 N  ADAPTER CABLE 90D/94D                    1         250             250
TE254121 SN 2    9852B                 06/13/96 06/13/96 N  ADAPTER CABLE 90D/94D                    1         250             250
TE254121 SN 3    9852B                 06/13/96 06/13/96 N  ADAPTER CABLE 90D/94D                    1         250             250
TE254121 SN 4    9852B                 06/13/96 06/13/96 N  ADAPTER CABLE 90D/94D                    1         250             250
TE254121 SN 5    9852B                 06/13/96 06/13/96 N  ADAPTER CABLE 90D/94D                    1         250             250
TE254135         D7E                   12/07/95 07/12/96 N  CLAMP, RANDOM VIB                       13          80            1040
TE254137         D6C                   05/06/94 07/11/96 N  CKT BRD PWR TEST FIXT                    1        1500            1500
TE254139         9852B                 06/14/96 06/14/96 N  ESP CBL DL3-30R 1OOD                     1         150             150
TE254140         9852B                 06/14/96 06/14/96 N  ESP CBL 14 BNC'S 89D                     1         125             125
TE264141         9852B                 06/14/96 06/14/96 N  ESP CBL DLI-156R 99D                     1         250             250
TE254142         D4B                   07/18/96 06/14/96 N  ESP FIXT RCVR CONT PNL                   1         450             450
TE254143         D4B                   07/18/96 07/11/96    ESP FIXT CONT PNL BMFR                   1         350             350
TE254144-1       9852B                 06/14/96 06/14/96 N  ESP CABLE 1E HD 78S                      1         175             175
TE254144-2       9852B                 06/14/96 06/14/96 N  ESP CABLE 2E HD 78S                      1         175             175
TE254144-3       9852B                 06/14/96 06/14/96 N  ESP CABLE 3E HD 78S                      1         175             175
TE254144-4       9852B                 06/14/96 06/14/96 N  ESP CABLE 4E HD 78S                      1         175             175
TE254145         9852B                 06/14/96 06/14/96 N  ESP CABLE 5E HD 78P                      1         180             180
TE254146         9852B                 06/14/96 06/14/96 N  ESP CBL 84D                              1         250             250
TE254148         9852B                 06/14/96 06/14/96 N  ESP CBL 8E MOLEX PLUGS                   1         150             150
TE254149         D7A                   03/17/96 07/11/96 N  LFRA BD TESTER                           1        2500            2500
TE254150         D5A                   03/17/94 07/10/96 N  ADAPTER TEST BOX                         1        1500            1500
TE254150-1       D5A                   03/17/94 07/10/96 N  BITE LOGIC CARD                          1        2000            2000
TE254150-2       D5A                   03/17/94 07/10/96 N  CABLE                                    1         200             200
TE254151         D6A                   05/06/94 07/11/96 N  LFRA CHANNEL BOX                         1         800             800
TE254152         D4B                   07/18/96 06/14/98 N  ESP CBL LFRA PADL BRD                    1         950             950
TE254153         D5C                   02/18/92 07/10/96 N  PADDLE-BD CARD GAGE                      1        1250            1250
TE254153-1       D5C                   02/18/92 07/10/96 N  D.C. PWR CABLE                           1          50              50
TE254161         9852B                 06/14/96 06/14/96 N  ESP CABLE 83D                            1         100             100
TE254162         9852B                 06/14/96 06/14/96 N  ESP CABLE 86D                            1         100             100

4-JUN-97                                          TOOL MASTER LIST                                                           Page: 3
------------------------------------------------------------------------------------------------------------------------------------
Contract Number: N00024-85-C-6236             Description:  TB-23/BQ ASA TOOL/T/E     Customer: USN

Tool Number      Location/Vendor       Loc Date PM Date Cal Tool Description          Part Number    Qty Unit Cost Rework Tot. Cost
--------------   --------------------  -------- ------- --- ------------------------- -------------  --- --------- ------ ---------
TE254163         9852B                 06/14/96 06/14/96 N  ESP CABLE 6E                             1         100             100
TE254164         9852B                 06/14/96 06/14/96 N  ESP CABLE 10E 50 PIN                     1         300             300
TE254165         9852B                 06/14/96 06/14/96 N  ESP CABLE 11E 50 PIN                     1         310             310
TE254168         D5F POS               07/15/96 07/11/96 N  ESP CABLE 12E                            1         250             250
TE254169         9852B                 06/14/96 06/14/96 N  ESP CABLE 13E                            1         250             250
TE254170-1 SN1   9852B                 10/29/86 06/20/96 N  ESP CARDS, LFRA                          1         250             250
TE254170-1 SN2   9852B                 10/29/86 06/20/96 N  ESP CARDS, LFRA                          1         250             250
TE254170-1 SN3   9852B                 10/29/86 06/20/96 N  ESP CARDS, LFRA                          1         250             250
TE254170-1 SN4   9852B                 10/29/86 06/20/96 N  ESP CARDS, LFRA                          1         250             250
TE254170-1 SN5   9852B                 10/29/86 06/20/96 N  ESP CARDS, LFRA                          1         250             250
TE254170-1 SN6   9852B                 10/29/86 06/20/96 N  ESP CARD LFRA                            1         250             250
TE254170-2 SN1   9852B                 10/29/86 06/20/96 N  ESP CARDS, LFRA                          1         250             250
TE254170-2 SN2   9852B                 10/29/86 06/20/96 N  ESP CARDS, LFRA                          1         250             250
TE254176         D6C                   02/25/92 07/11/96 N  BRKOUT BOX - ASA                         1         750             750
TE254176-1       D6A                   02/25/92 07/11/96 N  J2 INTERFACE CABLE                       1         100             100
TE254176-2       D6A                   02/25/92 07/11/96 N  J3 INTERFACE CABLE                       1         120             120
TE254176-3       D6A                   02/25/92 07/11/96 N  J4 INTERFACE CABLE                       1         100             100
TE254176-4       D6A                   02/26/92 07/11/96 N  J3 INTERFACE CABLE                       1         175             175
TE254176-6       D6A                   02/25/92 07/11/96 N  INTERFACE CABLE                          1         150             150
TE254176         D7E                   03/24/92 07/12/96 N  TARGET ARRAY SIMULATOR    8007800       18       80000           80000
TE254195 SN 1    D7A                   10/27/95 07/11/96 N  CABLE BDXW7               8009000        1          50              50
TE254195 SN 2    D7A                   02/28/92 07/11/96 N  CABLE BDXW7               8009000        1          50              50
TE254195 SN 3    D7A                   02/28/92 07/11/96 N  CABLE BDXW7               8009000        1          50              50
TE254196 SN 1    D7A                   08/29/92 07/11/96 N  CABLE BDXW8               8009000        1          50              50
TE254196 SN 2    D7A                   08/29/92 07/11/96 N  CABLE BDXW8               8009000        1          50              50
TE254196 SN 3    D7A                   08/29/92 07/11/96 N  CABLE BDXW8               8009000        1          50              50
TE254197         D7A                   02/19/92 07/11/96 N  PADDLE BOARD              8009000        1         300             300
TE254198         D7A                   02/19/92 07/11/96 N  ADAPTOR                   8009000        1          50              50
TE254199         D7A                   11/27/93 07/11/96 N  LFRA PWR ADAPTOR          8009000        1          50              50
TE254201-1       D7A                   03/26/92 07/11/96 N  GROUND CABLES             8009000        1          30              30
TE254201-10      D7A                   03/26/92 07/11/96 N  GROUND CABLES             8009000        1          30              30
TE254201-2       D7A                   03/26/92 07/11/96 N  GROUND CABLES             8009000        1          30              30
TE254201-3       D7A                   03/26/92 07/11/96 N  GROUND CABLES             8009000        1          30              30
TE254201-4       D7A                   03/26/92 07/11/96 N  GROUND CABLES             8009000        1          30              30
TE254201-5       D7A                   03/26/92 07/11/96 N  GROUND CABLES             8009000        1          30              30
TE254201-6       D7A                   03/26/92 07/11/96 N  GROUND CABLES             8009000        1          30              30
TE254201-7       D7A                   03/26/92 07/11/96 N  GROUND CABLES             8009000        1          30              30
TE254201-8       D7A                   03/26/92 07/11/96 N  GROUND CABLES             8009000        1          30              30
TE254201-9       D7A                   03/26/92 07/11/96 N  GROUND CABLES             8009000        1          30              30
TE254300         D4B                   07/18/96 06/14/96 N  T/F ESP LFRA              8007735        1         200             200
TE254301         TOWSON                04/19/94 09/30/96 N  T/F SUMMER MEM, PWB       8008960        1        7796            7796
                                                                                      8008980
TE254302         TOWSON                04/19/94 09/30/96 N  T/F BMFMR SUMMER SEQ PWB  8008965        1        8135            8135
TE254303         TOWSON                04/19/94 09/30/96 N  T/F ARTHMTC BRD ASSY      8007710        1        5293            5293
TE254304         TOWSON                04/19/94 09/30/96 N  T/F BFA CONTROL PWB       8007705        1        5342            5342
TE254305         TOWSON                04/19/94 09/30/96 N  T/F INTERPOLATOR PWB      8008995-4      1        7349            7349
                                                                                      8008995-3
                                                                                      8008995
                                                                                      8008995-2


4-JUN-97                                          TOOL MASTER LIST                                                           Page: 4
------------------------------------------------------------------------------------------------------------------------------------
Contract Number: N00024-85-C-6263            Description:  TB-23/BQ ASA TOOL/T/E      Customer: USN

Tool Number      Location/Vendor       Loc Date PM Date Cal Tool Description          Part Number    Qty Unit Cost Rework Tot. Cost
--------------   --------------------  -------- ------- --- ------------------------- -------------  --- --------- ------ ---------
                                                                                      8008995-1
TE54306          TOWSON                04/19/94 09/30/96 N  T/F LFRA DAC PWB ASSY     8007805         1       6867            6867


                                                                                                      Tooling          21    39323
                                                                                                      Test Equip.     186   880982
                                                                                                      Total           207   920305

4-JUN-97                                          TOOL MASTER LIST                                                           Page: 1
------------------------------------------------------------------------------------------------------------------------------------
Contract Number: N00024-89-C-6086            Description: ADC/MK-3 ST/STE             Customer: USN

Tool Number      Location/Vendor       Loc Date PM Date Cal Tool Description          Part Number    Qty Unit Cost Rework Tot. Cost
--------------   --------------------  -------- ------- --- ------------------------- -------------  --- --------- ------ ---------
T220333          MODERN PATTERN & FOU  08/02/93 10/14/96 N  CASTING MOLD,PROPELLER     6667375        1        350              350
T220464          9820                  06/05/97 09/17/96 Y  TORQUING FIXTURE, VISE                    1       1500             1500
T220465-1        9820                  06/05/97 09/17/96 Y  TORQ WRENCH 75" LB BC50577                1        100              100
T220465-2        C5C                   06/05/97 07/18/96 Y  TORQ WRENCH 75" LB BC50576                1        100              100
T220466-2        C5C                   06/05/97 06/02/97 Y  TORQ WRENCH 75" LB BC50578                1        100              100
T220466-3        9820                  06/05/97 06/02/97 Y  TORQ WRENCH        BC51507                1        106              106
T220467ABC-1     9820                  06/05/97 09/17/96 N  VAC ENCAP CHAMBER UPR STK                 1       3000             3000
T220468ABC-1     9820                  06/05/97 09/17/96 N  VAC ENCAP CHAMBER TOP/LWR                 1       3000             3000
T220469A         9820                  06/05/97 09/17/96 N  VACUUM SYSTEM PUMP                        1       2500             2500
6620469B         9820                  06/05/97 09/17/96 N  VACUUM SYSTEM MANIFOLD                    1        350              350
T220470-1        CAL LAB               05/29/97 09/17/96 Y  TORQ WRENCH 48' LB BC50581                1        100              100
T220470-2        CAL LAB               05/29/97 09/17/96 Y  TORQ WRENCH 48' LB BC50580                1        100              100
T220461          9820                  06/05/97 09/17/96 N  FEED THRU ASSY BOND FIXT                  1        100              100
T220472          C5C                   06/04/97 09/17/96 N  ULTRASONIC CLEANER                        1       1200             1200
T220473          9820                  06/05/97 09/17/96 N  RING PAD CNTRING/BOND FIX                 1        350              350
T220474-1        9820                  06/05/97 09/17/96 N  BONDING FIXTURE                           1       1250             1250
T220474-2        9820                  06/05/97 09/17/96 N  BONDING FIXTURE                           1       1250             1250
T220475-1        9820                  06/05/97 09/17/96 N  LOWER STACK ASSY FIXTURE                  1        250              250
T220475-1        9820                  06/05/97 09/17/96 N  LOWER STACK ASSY FIXTURE                  1        250              250
T220476-1        CAL LAB               06/29/97 09/17/96 N  CRIMP TOOL                                1        138              138
T220476-2        CAL LAB               06/29/97 09/17/96 Y  CRIMP TOOL    BC50620                     1        138              138
T220477-1        NPO WA                03/10/94 09/17/96 N  MOLD, LWR CLAM SHELL                      1       3100             3100
T220477-2        9820                  06/05/97 09/17/96 N  MOLD, LWR CLAM SHELL REV C 8028900        1       1062             1062
                                                                                       8028925-2
T220478-1        C5C                   05/30/97 09/17/96 N  MOLD, UPPER CLAM SHELL                    1       2750             2750
T220478-2        C5C                   05/30/97 09/17/96 N  MOLD, UPR CLAM SHELL REV C 8028900        1        965              965
T220479          9820                  06/05/97 09/17/96 N  LATHE                                     1       5500             5500
T220480-1        9820                  06/05/97 09/17/96 N  STACK WIRING ASSY                         1        750              750
T220480-2        9820                  06/05/97 09/17/96 N  STACK WIRING ASSY                         1        750              750
T220481          NPO W/A               03/10/94 09/17/96 N  UPPER STACK WIRING FIXT                   1        150              150
T220482-1        NPO W/A               03/10/94 09/17/96 Y  TORQ WRENCH, 25 LBS                       1        125              125
T220482-2        9820                  06/05/97 06/02/97 Y  TORQ WRENCH 25" LB BC50631                1        125              125
T220483-1        9820                  06/05/97 09/17/96 N  BUS WIRE FORMING FIXTURE                  1        400              400
T220483-2        9820                  06/05/97 09/17/96 N  BUS WIRE FORMING FIXTURE                  1        400              400
T220506          9820                  06/05/97 09/17/96 N  30 GAL POLYETHYLENE TANK                  1        300              300
T220533          9820                  06/05/97          N  MOLD, MID COUPLING                        1        250              250
T220534-1        9820                  06/05/97          N  MOLD, COIL BOARD                          1        500              500
T220523          9820                  06/05/97 09/17/96 Y  MOLD                       8132888-2      1       3000             3600
T220524          9820                  06/05/97 09/17/96 Y  MOLD                       8132887-2      1       3000             3000
T404001-1        C5D                   01/14/92 07/02/96 N  HOLD FIXT, HOVER CONT      4709300        1        125              125
T404001-2        C5D                   06/23/93 07/02/96 N  HOLD FIXT, HOVER CONT      4709300        1        125              125
T404002          C5D                   01/23/93 07/02/96 N  PANEL, HOVER CONTROLT      4709300        1        275              275
T404003          C5D 00S               01/14/92 07/02/96 Y  PANEL ASSY, HOVER ASSY     4709300        1        275              275
T404004-1        C5D                   01/14/92 07/02/96 N  END CAP, RDT POOL TEST     4709300        1        175              175
T404004-2        C5D                   01/14/92 07/02/96 N  END CAP, RDT POOL TEST     4709300        1        175              175
T404006-1        C5D                   10/21/92 10/16/96 N  ADAPT HOLD FIXT, RDT       4709300        1        421              421
T404006-2        C5D                   01/14/92 07/02/96 N  ADAPT HOLD FIXT, RDT       4709300        1        421              421
TE254416         9820                  06/05/97 09/17/96 N  COIL ASSY TEST FIXTURE                    1       1170             1170
TE256000-3       C5D OOS               01/23/92 07/02/96 Y  CAGE, HELICOID PRESSUR     4709300        1        950              950

                                                                                                      Tooling          46     41431
                                                                                                      Test Equip.       2      2126
                                                                                                      Total            48     43551

4-JUN-97                                          TOOL MASTER LIST                                                           Page: 1
------------------------------------------------------------------------------------------------------------------------------------
Contract Number: N00383-88-G-K301            Description:  Q13B SPEC TOOL/TEST EQUIP  Customer: USN

Tool Number      Location/Vendor       Loc Date PM Date Cal Tool Description          Part Number    Qty Unit Cost Rework Tot. Cost
--------------   --------------------  -------- ------- --- ------------------------- -------------  --- --------- ------ ---------
T207231         C5E                    06/17/93 07/02/96 N  DRILL JIG                  10672184567    1        321             321
T207232         C5E                    06/17/93 01/02/96 N  DRILL JIG                  1067218        1        478             478
1207233         C5E                    06/17/93 07/02/96 N  DRILL JIG                  1067218-2      1        196             198
                                                                                       1067218-1
T207234         C5E                    06/17/93 07/02/96 N  ALIGNMENT FIXTURE          1067218-3      1         78              78
T207385-ABCD    C5D                    09/30/93 07/02/96 N  PRESSURE TEST FIXTURE      1060394        1        322             322
T207396&A       C4D                    08/05/96 08/05/96 N  PRESSURE TEST FIXTURE      1049920        1        494             494
1207397         C5D                    09/30/93 07/02/96 N  TEST PLATE                 1067248        1        170             170
1207611         C3F                    02/28/92 06/27/96 N  DRILL JIG                  1043165        1        212             212
T207631         C3F                    03/03/92 06/27/96 N  MOLD                       1067269        1        590             590
T207650         SONFARRELL, INC.       12/04/72 07/12/96 N  MOLD                       1067222        1       2219            2219
1207664-1       C2B                    06/02/93 06/27/96 N  BOND & LOCATE FIXTURE      1049927        1         57              57
T207664-2       C2B                    06/02/93 06/27/96 N  BOND A LOCATE FIXTURE      1049927        1         57              57
T207664-3       C2B                    06/02/93 06/27/96 N  BOND & LOCATE FIXTURE      1049927        1         57              57
T207664-4       C2B                    08/23/94 06/27/96 N  LOCATING FIXTURE           1049927        1         57              57
T207727-1       C7A                    05/14/96 08/02/96 N  BAFFLE HOLDING FIXTURE     3187780        1         63              63
                                                                                       1049928
T207727-2       TELFWHSE               08/01/93 08/02/96 N  BAFFLE HOLDING FIXTURE     1049928        1         63              63
                                                                                       3187780
T207727-3       TELFWHSE               08/01/93 08/02/96 N  BAFFLE HOLDING FIXTURE     3187780        1         63              63
                                                                                       1049928
T207727-4       TELFWHSE               08/01/93 08/02/96 N  BAFFLE HOLDING FIXTURE     3187780        1         63              63
                                                                                       1049928
T207727-5       TELFWHSE               08/01/93 08/02/96 N  BAFFLE HOLDING FIXTURE     3187780        1         63              63
                                                                                       1049928
T207727-6       TELFWHSE               08/01/93 08/02/96 N  BAFFLE HOLDING FIXTURE     3187780        1         63              63
                                                                                       1049928
T207727-7       TELFWHSE               08/01/93 08/02/96 N  BAFFLE HOLDING FIXTURE     3187780        1         63              63
                                                                                       1049928
T207776         9852B                  01/10/78 08/09/96 N  TANK TEST FIXTURE          1049930        1        159             159
T207965         LINMOLD CO.            03/08/73 07/12/96 N  MOLD                       1067248-998    1        724             724
T208013         TELFWHSE               08/01/93 08/02/96 N  ALUMINUM DIE, FWD EMD      1060364        1       2970            2970
T208014         TELFWHSE               08/01/93 08/02/96 N  ALUMINUMM DIE              1060384        1       2309            2309
1208015         TELFWHSE               08/01/93 08/02/96 N  PUSHOFF RING               1060354        1         31              31
T208016         TELFWHSE               08/01/93 08/02/96 N  STEEL MANDREL              1060364        1       1082            1082
T208118         RUBBERCRAFT            11/11/85 07/17/96 H  MOLD, COVER FLANGE         1070522        1        417             417
T208355         C7B                    01/30/97 07/10/96 N  SHAKE TEST FIXTURE(1 SET)  1049201        1         25              25
T208556         BLOOMERS METAL STAMP   09/21/77 07/10/96 H  FORM DIE                   1048364        1        662             682
T208557         BLOOMERS METAL STAMP   09/21/77 07/10/96 N  FORM DIE                   1048364        1        285             285
T208682A/B      0 & D INDUSTRIES       02/26/87 07/23/96 N  DRILL JIG & GAGE           1047180        1        834             834
T209075         J4D                    02/20/96 02/20/96 N  TANK TEST FIXT             1049928        1          0               0
T209151         C4B                    03/11/92 06/28/96 N  HYDRO STD ADAPTER          1049928        1        167             167
T211537         C4F                    02/27/92 07/01/96 N  DRILL JIG                  3134269        1         93              93
T211538         C5F                    11/02/94 07/02/96 N  PERM MOLD                  3153771        1        246             246
T211600         C5A                    03/05/92 07/01/96 N  TEMPLATE                   3134276        1         28              28
T211601         C5A                    03/05/92 07/01/96 N  TEMPLATE                   3134272-1      1         16              16
T211602         C5A                    03/05/92 07/01/96 N  TEMPLATE                   3134272-2      1         16              16
T211603         C5A                    03/05/92 07/01/96 N  TEMPLATE                                  1         33              33
T211619         C5A                    03/05/92 07/01/96 N  TEMPLATE                   3134263-1      1         97              97
T211626         C6E1                   02/28/92 07/09/96 N  ROUTER FIXTURE             3134263-1      1         81              81

4-JUN-97                                          TOOL MASTER LIST                                                           Page: 2
------------------------------------------------------------------------------------------------------------------------------------
Contract Number: N00383-84-G-K301            Description:  Q18B SPEC TOOL/TEST EQUIP  Customer: USN

Tool Number      Location/Vendor       Loc Date PM Date Cal Tool Description          Part Number    Qty Unit Cost Rework Tot. Cost
--------------   --------------------  -------- ------- --- ------------------------- -------------  --- --------- ------ ---------
T211623          TURNER CASTING CORP.  07/25/91 07/12/96 N  WOOD PATTERN               3153759        1        331             331
T211624          C6F                   02/27/92 07/09/96 N  WOOD PATTERN               3153766        1        329             329
T211648          C5A                   03/05/92 07/01/96 N  TEMPLATE                   3152116-1      1         45              45
T211664          C5A                   03/05/92 07/01/96 N  TEMPLATE                   3134317        1         41              41
T211665          C5A                   03/05/92 07/0l/96 N  TEMPLATE                   3164333-1      1         45              45
T211666          C5A                   03/05/92 07/01/96 N  TEMPLATE                   3154333-2      1         37              37
T211667          C5A                   03/05/92 07/01/96 N  TEMPLATE                   3154271        1         33              33
T211670          ACE RUBBER CO.        04/19/72 07/10/96 N  CAVITY MOLD                1080397        1        971             971
T211672          C3F                   02/28/92 06/27/96 N  CAVITY MOLD                3153878        1        229             229
T211779          C5A                   03/05/92 07/01/96 N  TEMPLATE                   3154340-1      1        113             113
T211780          C5A                   03/05/92 07/01/96 N  WELD FIXTURE               3154340-1      1         64              64
T211781          C5A                   03/05/92 07/01/96 N  TEMPLATE                   3154340-2      1         33              33
T211782          C5A                   11/O3/94 07/01/96 N  TEMPLATE                   3154342        1         28              28
T211812          C5E                   06/24/93 07/02/96 N  PERMANENT MOLD             3153765        1        487             487
T211813ABCD      TEMPCO                09/11/90 07/10/96 N  CASTING MOLD               3144273        1        608             608
T211847A/B       G & D INDUSTRIES      02/26/87 07/23/96 N  FABRIC MODELS                             2        639            1278
T211849          G & D INDUSTRIES      02/26/87 07/23/96 N  HI-TEMP DIE                3165890        1        749             749
T211850A/B       G & D INDUSTRIES      02/26/87 07/23/96 N  DRILL/TRIM FIXTURE         3165890        1        555             555
T211851          G & D INDUSTRIES      02/26/87 07/23/96 N  FABRIC MODELS              3165890        1        933             933
T211852          G & D INDUSTRIES      02/27/87 07/23/96 N  HI TEMP DIE                3165890        1        360             360
T211911          TELFWHSE              08/01/93 08/02/96 N  COMPRESSION MOLD           3149684        1       3892            3892
T212172          F2A                   07/31/95 07/12/96 N  CABLE HARNESS BRD REV A    3134270        1         43              43
T213144          C3F                   03/03/92 06/27/96 N  SINGLE CAVITY MOLD         3152810-1      1        322             322
T213322          TELFWHSE              08/01/93 08/02/96 N  CHECK FIXTURE              1060365        1        643             643
T213537-1        C5C                   09/30/93 07/01/96 N  LOCATING TOOL              3167589        1         50              50
T213537-2        C5C                   08/09/96 08/09/96 N  LOCATING TOOL              3167589        1         50              50
T213537-3        C5C                   09/30/93 07/01/96 N  LOCATING TOOL              3167589        1         50              50
T213537-4        C5C                   08/09/96 08/09/96 N  LOCATING TOOL              3167589        1         50              50
T213537-5        C5C                   09/30/93 07/01/96 N  LOCATING TOOL              3167589        1         50              50
T213677&A        C5E                   06/17/93 07/02/96 N  DRILL FIXTURE              3153208        1        498             498
T215486          C5E                   03/05/92 07/01/96 N  TEMPLATE                   3188495        1        385             385
T216029-1        C5A                   03/05/92 07/01/96 N  SPANNER WRENCH             3183186        1         54              54
T216029-2        C5A                   03/05/92 07/01/96 N  SPANNER WRENCH             3183186        1         54              54
T216238          C5A                   03/05/92 07/01/96 N  WALES TEMPLATE                            1        147             147
T216239          C5A                   08/21/98 07/01/96 N  WALES TEMPLATE                            1         49              49
T216240          C5A                   03/05/92 07/01/96 N  WALES TEMPLATE                            1        134             134
T216241          C6E4                  02/20/92 07/09/96 N  ROUTER PLATE                              1        206             206
T216242          C5A                   03/05/92 07/01/96 N  ROUTER PLATE                              1         79              79
T216243          C5A                   03/05/92 07/01/96 N  ROUTER PLATE                              1         60              60
T216351          C5A                   03/05/92 07/01/96 N  P. C. TEMPLATE                            1         30              30
T216352          C6E4                  02/20/92 07/09/96 N  ROUTER PLATE                              1        243             243
T216354          C5A                   03/05/92 07/01/96 N  ROUTER PLATE                              1         57              57
T216355          C5A                   03/05/92 07/01/96 N  WALES TEMPLATE                            1         79              79
T216357          C6E3                  02/20/92 07/09/96 N  P. C. TEMPLATE                            1         42              42
T216358          C5A                   10/19/93 07/01/96 N  WALES TEMPLATE                            1         49              49
T216359          C5A                   03/01/93 07/01/96 N  WALES TEMPLATE                            1         42              42
T216360          C5A                   03/05/92 07/01/96 N  WALES TEMPLATE                            1         42              42
T216361          C5A                   09/09/96 07/01/96 N  WALES TEMPLATE                            1         91              91
T216362          C5A                   03/05/92 07/01/96 N  WALES TEMPLATE                            1         42              42
T216378          C5A                   03/05/92 07/01/96 N  DRILL FIXTURE                             1        246             246

4-JUN-97                               TOOL MASTER LIST                  Page: 3


Contract Number: N00383-88-Q-K301   Description: Q13B SPEC TOOL/TEST EQUIP                     Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
T216403      C5A              10/29/93  07/01/96    N   WALES TEMPLATE                                1         60               60
T216406      C5A              03/05/92  07/01/96    N   PANTO MASTER                                  1        198              198
T216415      C5A              05/03/93  07/01/96    N   WALES TEMPLATE                                1        122              122
T216416      C5A              03/05/92  07/01/96    N   DRILL FIXTURE                                 1        290              290
T216417      C6E3             04/13/94  07/09/96    N   WALES TEMPLATE                                1        129              129
T216418      C5A              03/09/93  07/01/96    N   WALES TEMPLATE                                1        122              122
T216419      C6E3             03/09/93  07/09/96    N   WALES TEMPLATE                                1        202              202
T216420      C6E1             03/09/93  07/09/96    N   WALES TEMPLATE                                1        246              246
T216421      C5A              03/05/92  07/01/96    N   WALES TEMPLATE                                1         77               77
T216422      C5A              03/05/92  07/01/96    N   WALES TEMPLATE                                1          8               80
T216423      C5A              03/05/92  07/01/96    N   WALES TEMPLATE                                1        180              160
T216439      C5A              03/05/92  07/01/96    N   WALES TEMPLATE                                1         48               48
T216440      C5A              03/05/92  07/01/96    N   WALES TEMPLATE                                1         91               91
T216441      C5A              03/05/92  07/01/96    N   WALES TEMPLATE                                1        142              142
T216443      C5A              03/06/92  07/01/96    N   WALES TEMPLATE                                1         99               99
T216445      C5A              03/05/92  07/01/96    N   WALES TEMPLATE                                1        114              114
T216447      C5A              03/05/92  07/01/96    N   WALES TEMPLATE                                1         83               83
T216448      C6E2             02/20/92  07/09/96    N   ROUTER PLATE                                  1        122              122
T216449      C5A              03/05/92  07/01/96    N   WALES TEMPLATE                                1        152              152
T216451      C5A              03/05/92  07/01/96    N   WALES TEMPLATE                                1        236              236
T216452      C6E2             02/20/92  07/09/96    N   ROUTER PLATE                                  1        137              137
T216453      C5A              03/06/92  07/01/96    N   WALES TEMPLATE                                1        293              293
T216454      C6E1             02/20/92  07/09/96    N   WALES TEMPLATE                                1        129              129
T216455      C6E2             02/28/92  07/09/96    N   ROUTER PLATE                                  1        214              214
T216456      C6E1             02/20/92  07/09/96    N   P. C. TEMPLATE                                1        297              297
T216457      C6E1             02/20/92  07/09/96    N   P. C. TEMPLATE                                1        103              103
T216458      C6E1             02/20/92  07/09/96    N   P. C. TEMPLATE                                1        103              103
T216459      C6E3             09/30/92  07/09/96    N   P. C. TEMPLATE                                1         73               73
T216460      C6E3             12/08/93  07/09/96    N   P. C. TEMPLATE P/H REV C                      1         80               80
T216461      C6E3             12/08/93  07/09/96    N   P. C. TEMPLATE                                1         72               72
T216462&A    C6E1             06/07/95  07/09/96    N   P. C. TEMPLATE                                1         90               90
T216465      C5A              06/10/92  07/01/96    N   SPDO WELD FIXTURE                             1         77               77
T216466&-A   C6E4             04/13/94  07/09/96    N   SHEAR & ROUTER TEMP REV A   3184045-2         1        171              171
T216478      C5A              03/05/92  07/01/96    N   PREP FIXTURE                                  1         19               19
T216485      C5A              03/01/93  07/01/96    N   WALES TEMPLATE                                1         42               42
T216488      TOWSON           04/26/94  09/30/96    N   PREP FIXTURE                                  1         31               31
T216491      C5A              03/05/92  07/01/96    N   WALES TEMPLATE                                1         49               49
T216500-1    C5A              09/27/96  07/01/96    N   PREP BLOCK                                    1         10               10
T216500-2    C5A              07/01/96  09/27/96    N   PREP BLOCK                                    1         10               10
T216505      C5A              03/21/94  07/01/96    N   WALES TEMPLATE                                1         54               54
T216522&-A   C5A              03/05/92  07/01/96    N   PREP FIXTURE                                  1        245              245
T216567-1    9852B            06/17/96  06/17/96    N   ALIGNMENT FIXTURE           3183305-801       1         74               74
T216567-2    9852B            06/17/96  06/17/96    N   ALIGNMENT FIXTURE           3183305-801       1         74               74
T217147      C5A              03/06/92  07/01/96    N   TEMPLATE                    3188469-4         1        127              127
T217828      C5A              03/06/92  07/01/96    N   MOLD FIXTURE                1049920           1        201              201
T217829      C4C              03/12/92  06/28/96    N   STRAIGHTENING TOOL          1049920           1        440              440
T217835      C5A              03/06/92  07/01/96    N   DRILL FIXTURE                                          405              405
T217838-1    C4B              03/11/92  06/28/96    N   HOLD FIXT, PRE AMP          3135110           1        137              137
T217838-2    C4B              03/11/92  06/28/96    N   HOLD FIXT, PRE AMP          3135110           1        137              137
T217846      C5A              08/24/94  07/01/96    Y   STATION HEADER FIXTURE                        1        500              500

4-JUN-97                               TOOL MASTER LIST                  Page: 4


Contract Number: N00383-88-Q-K301   Description: Q13B SPEC TOOL/TEST EQUIP                     Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
T217913      C5A              03/06/92  07/01/96    N   WALES TEMPLATE              3183111           1          30               30
                                                                                    3183111-1&2
T217966      C5A              03/06/92  07/01/96    N   DRILL TEMPLATE              3183204-801       1          65               65
T217967      C5A              03/06/92  07/01/96    N   DRILL TEMPLATE              3183504-801       1          65               65
T217968      C5A              03/06/92  07/01/96    N   DRILL TEMPLATE              3183680-801       1          65               65
T217969      C5A              03/06/92  07/01/96    N   DRILL TEMPLATE              3183304-801       1          65               65
T218121      C5B              03/09/92  07/01/96    N   TEMPLATE                    3198341-2         1          45               45
                                                                                    3198341-1
T218247      C5B              03/09/92  07/01/96    N   SHEAR TEMPLATE              3310718-5         1          41               41
                                                                                    3310718-6
T218248-1    CAL LAB          06/04/97  06/14/96    Y   CRIMPER                     3310700           1           0                0
T218248-2    C4A              03/18/97  07/10/96    Y   CRIMP TOOL                  3310700           1          70               70
T218248-3    9852E            03/05/96  06/21/96    Y   HAND CRIMP TOOL             3310700           1          70               70
T218249-1    9852E            03/18/97  07/01/96    Y   HAND CRIMP TOOL             3310700           1         140              140
T218249-2    CAL LAB          06/04/97  05/10/96    Y   CRIMP TOOL                  3310700           1          70               70
T218249-3    9852E            03/05/96  07/10/96    Y   HAND CRIMP TOOL             3310700           1          70               70
T218257      F3A              03/07/97  07/15/96    N   CABLE BOARD                 3310674-101       1         216              216
T218258      F2A              02/10/92  07/12/96    N   CABLE BOARD                 3310749           1         104              104
T218259      F3A              03/07/97  07/15/96    N   CABLE BOARD                 3310748           1         620              620
T218271      F3A              03/07/92  08/09/96    N   CABLE BOARD                 3310660-402       1        6350             6350
T218287      C7E6             02/28/92  07/10/96    N   TEMPLATE                    3310669-1                    74               74
T218288      C6E17            02/20/92  07/09/96    N   TEMPLATE                    3310669-2         1          61               61
T218296      C6E21            02/21/92  07/09/96    N   PANTO MASTER                3310662-1         1         158              158
T218297      C5B              01/03/94  07/01/96    N   TEMPLATE                    3183406           1          99               99
T218298      C6E18            02/20/92  07/09/96    N   TEMPLATE                    3310662-2         1          87               87
T218299      C6E18            02/21/92  07/09/96    N   TEMPLATE                    3310662-3         1          87               87
T218300      C5B              03/09/92  07/01/96    N   DRILL FIXTURE               3195284           1         125              125
T218302      C5B              02/20/92  07/01/96    N   SPOT WELDING FIXTURE        3192493           1         136              136
T218303      C5B              03/09/92  07/01/96    N   TEMPLATE                    3192493-3         1          52               52
T218304      C5B              03/09/92  07/01/96    N   TEMPLATE                    3192493-2         1          52               52
T218305      C5B              03/09/92  07/01/96    N   TEMPLATE                    3192493-1         1          52               52
T218306      C5B              03/09/92  07/01/96    N   TEMPLATE                    3195407-9         1          26               26
T218307      C6E14            02/20/92  07/09/96    N   TEMPLATE                    3194984           1          86               86
T218308      C5B              03/09/92  07/01/96    N   TEMPLATE                    3194984-2         1         139              139
T218309      C8E6             02/20/92  07/09/96    N   WALES TEMPLATE              3310694-1         1         136              136
T218310      C5B              03/09/92  07/01/96    N   FORM TEMPLATE               3183778-4         1          61               61
T218311      C5B              03/09/92  07/01/96    N   TEMPLATE                    3183778-7         1          87               87
T218312      C5B              03/09/92  07/01/96    N   TEMPLATE,BRCKT CLMP REV B   3195926           1          71               71
T218313      C6E6             02/20/92  07/09/96    N   TEMPLATE                    3310693-1         1         184              184
T218314      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310693-2         1         187              187
T218315      C6E7             02/20/92  07/09/96    N   TEMPLATE, REV C             3310772-1         1         124              124
T218316      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310772-2         1         112              112
T218317      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310772-3         1         112              112
T218318      C6E19            02/21/92  07/09/96    N   TEMPLATE                    3310655-1         1          74               74
T218320      C6E6             02/20/92  07/09/96    N   TEMPLATE                    3310679           1          61               61
T218321      C6E6             02/21/92  07/09/96    N   PANTO MASTER                3310679           1         100              100
T218326      C6E9             02/20/92  07/09/96    N   TEMPLATE                    3310661           1         126              126
T218327      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310826           1          48               48
T218328      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310827           1          48               48
T218329      C6E15            02/20/92  07/09/96    N   TEMPLATE                    3310648-1         1         113              113

4-JUN-97                               TOOL MASTER LIST                  Page: 5


Contract Number: N00383-88-Q-K301   Description: Q13B SPEC TOOL/TEST EQUIP                     Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
T218330      C6E12            02/20/92  07/09/96    N   TEMPLATE                    3310648-2         1        113              113
T218331      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310648-3         1         26               26
T218332      C6E6             02/21/92  07/09/96    N   TEMPLATE, REV D             3310659           1         74               74
T218333      C6E5             02/20/92  07/09/96    N   TEMPLATE                    3310699           1         74               74
T218334      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310698           1         61               61
T218335      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310733           1         61               61
T218336      C6E18            02/21/92  07/09/96    N   TEMPLATE                    3310708           1         87               87
T218338      C5B              03/09/92  07/01/96    N   TEMPLATE, P/N REV 0         3310656           1        149              149
T218339      C6E9             02/20/92  07/09/96    N   ROUTER PLATE                3310656           1        174              174
T218340      C6E12            02/20/92  07/09/96    N   TEMPLATE                    3310649-1         1        113              113
T218341      C6E19            02/21/92  07/09/96    N   TEMPLATE                    3318649-2         1         48               48
T218343      C5B              05/05/93  07/01/96    N   TEMPLATE                    3310683-2         1         13               13
T218344      C6E5             02/20/92  07/09/96    N   TEMPLATE                    3310648-7         1        139              139
T218345      C6E12            02/20/92  07/09/96    N   TEMPLATE                    3310648-10        1        168              168
T218346      C6E5             02/20/92  07/09/96    N   TEMPLATE                    3310646-11        1        126              126
T218347      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310652           1         74               74
T218348      C6E7             02/20/92  07/09/96    N   TEMPLATE                    3310646-1         1        100              100
T218349      C6E5             02/20/92  07/09/96    N   TEMPLATE                    3310646-9         1        139              139
T218350      C6E7             02/21/92  07/09/96    N   TEMPLATE                    3310646-20        1         74               74
T2183510A    C7E10            03/02/92  07/10/96    N   DRILL TEMPLATE              3310650           1        180              180
                                                                                    3319246
                                                                                    3310646
                                                                                    3319245
T218352A     C7E8             03/02/92  07/10/96    N   DRILL FIXTURE               3310646           1        180              180
                                                                                    3310246
T218356      C6E9             02/24/92  07/09/96    N   TEMPLATE                    3310683-1         1        400              400
T218357      C5B              03/09/92  07/01/96    N   TEMPLATE,P/N REV F          3310688-1         1        126              126
T218358      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310688-2         1         21               21
T218359      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310688-3         1         48               48
T218360      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310688-4         1         26               26
T218361      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310714-1         1        100              100
T218362      C6E21            02/24/92  07/09/96    N   TEMPLATE                    3310714-2         1        129              129
T218363      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310731           1         48               48
T218364      C5B              12/21/93  07/01/96    N   TEMPLATE                    3310815           1         74               74
T218365      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310814           1         65               65
T218366      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310713           1         48               48
T218367      C6E5             02/21/92  07/09/96    N   TEMPLATE                    3310817           1        113              113
T218368      C5B              03/09/92  07/01/96    N   TEMPLATE, P/N REV C         3310833           1         48               48
T218369      C5B              05/05/93  07/01/96    N   TEMPLATE,P/N REV B          3310739           1         48               48
T218370      C6E8             02/21/92  07/09/96    N   ROUTER PLATE,P/N REV B      3310739           1        100              100
T218371      C7E4             02/24/92  07/10/96    N   TEMPLATE                    3310654-1         1        300              300
T218372      C6E18            02/24/92  07/09/96    N   TEMPLATE                    3310654-2         1         74               74
T218373      C5B              03/09/92  07/01/96    N   TEMPLATE, P/N REV F         3310654-3         1         65               65
T218374      C6E9             02/24/92  07/09/96    N   TEMPLATE                    3310654-4         1        200              200
T218375      C6E19            02/24/92  07/09/96    N   TEMPLATE                    3310654-5         1         78               78
T218376      C6E18            02/24/92  07/09/96    N   TEMPLATE                    3310654-6         1         26               26
T218377      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310654-8         1        252              252
T218378      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310654-9         1        103              103
T218379      C6E6             02/21/92  07/09/96    N   TEMPLATE                    3310654-10        1         74               74
T218380      C6E19            02/24/92  07/09/96    N   TEMPLATE                    3310737           1         39               39

4-JUN-97                               TOOL MASTER LIST                  Page: 6


Contract Number: N00383-88-Q-K301   Description: Q13B SPEC TOOL/TEST EQUIP                     Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
T218381      C6E19            02/24/92  07/09/96    N   TEMPLATE                    3314162-1         1         87               87
T218382      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310819           1         96               96
T218383      C7E6             02/24/92  07/10/96    N   TEMPLATE                    3310736           1        274              274
T218384      C7F              07/10/96  07/10/96    N   ROUTER FIXTURE              3310736           1        329              329
T218385      C7E9             03/02/92  07/10/96    N   TEMPLATE                    3310686           1        213              213
T218386      C5B              05/11/93  07/01/96    N   TEMPLATE                    3310712-1         1         74               74
T218387      C7E8             03/02/92  07/10/96    N   ROUTER PLATE                3310689-1         1        352              352
T218388      C7E8             03/02/92  07/10/96    N   TEMPLATE, P/N REV C         3310689-1         1        352              352
T218389      C6E12            02/24/92  07/09/96    N   PANTO MASTER                3310689-1         1         74               74
T218390      C5B              03/09/92  07/01/96    N   TEMPLATE                    3310732           1         61               61
T218399      F2A              02/10/92  07/12/96    N   CABLE BOARD                 3310760           1        110              110
T218401      F3B              02/10/92  07/15/96    N   CABLE BOARD                 3310744           1        223              223
T218404      C5B              03/09/92  07/01/96    N   LAYOUT TEMPLATE             3310689           1         87               87
T218417      C6E21            02/24/92  07/09/96    N   PANTO MASTER                3310686           1        320              320
T218422ABC   C7E11            02/26/92  07/10/96    N   PANTO MASTER                                  1        213              213
T218423      C7E6             02/24/92  07/10/96    N   TEMPLATE                    3310647-1         1        275              275
T218428      C6E9             02/24/92  07/09/96    N   TEMPLATE                    3310662-1         1        232              232
T218429      C6E21            02/24/92  07/09/96    N   PANTO MASTER                3310662-1         1         91               91
T2l8432      C5B              03/09/92  07/01/96    N   TEMPLATE                    3314157-1         1        126              126
T2l8443      C5B              03/09/93  07/01/96    N   SHEAR & BRAKE FIXTURE       3310646-6         1         39               39
T218444      C5B              03/09/92  07/01/96    N   SHEAR & BRAKE FIXTURE       3310646-4         1         48               48
T218445      C5B              03/09/92  07/01/96    N   TEMP/SH/BR/FIXTURE          3310246-4         1         39               39
T218447      C6E14            02/24/92  07/09/96    N   SHEAR & FORM TEMPLATE       3310646-5         1         61               61
T218458      F2A              08/08/94  07/11/96    N   HARNESS BOARD               3310770-401       1        315              315
T218459      C5B              03/09/92  07/01/96    N   TEMPLATE                    3190033-3         1         48               48
                                                                                    3190033-4
T218478      F3A              03/10/97  07/15/96    N   HARNESS BOARD, AZA1 P1      3310685-401       1         65               65
T218480      F2A              02/10/92  07/12/96    N   HARNESS BOARD               3310685-403       1         65               65
T218498      F3A              03/10/97  07/15/96    N   HARNESS BOARD J2            3310680-402       1        101              101
T228621      C5B              03/09/92  07/01/96    N   DRILL FIXTURE               3310834-1         1         50               50
T218622      F5C              02/12/92  07/15/96    N   HOLD FIXTURE                3196099           1         75               75
T218625      C5B              03/09/92  07/01/96    N   DRILL FIXTURE               3310688-5         1         60               60
T218632      9234             07/06/87  08/08/96    N   MASK ALIGN FIXT                               1        708              708
T218748      C5B              03/10/92  07/01/96    N   FORM TEMP                   3190082-2         1         75               75
T218754      C5B              03/10/92  07/01/96    N   TEMPLATE                    3310783           1        135              135
T400300      TELFWHSE         08/01/93  08/02/96    N   LAY-UP MOLD                 1060364           1         28               28
T400301      TELFWHSE         08/01/93  08/02/96    N   FOAM MOLD                   1060364-1         1        419              419
T400302      TELFWHSE         08/01/93  08/02/96    N   FOAM MOLD                   1060364-2         1        335              335
T400303      TELFWHSE         08/01/93  08/02/96    N   LAYUP MOLD                  1060364-4         1         54               54
T400304      TELFWHSE         08/01/93  08/02/96    N   MANDREL                     1060364-3         1        431              431
T400306ABC   TELFWHSE         08/01/93  08/02/96    N   DRILL JIG                   1060364           1        620              620
T400312      KLUNE            11/22/72  07/12/96    N   BLANK DIE                   1049920-6         1        110              110
T400411      TELFWHSE         08/01/93  08/02/96    N   DRILL JIG                   2069401           1        324              324
T400447      ACE RUBBER CO.   07/28/71  07/10/96    N   CAVITY MOLD                 1060381           1        260              260
T401132      C3F              02/28/92  06/27/96    N   SINGLE CAVITY MOLD          3051072           1        185              185
T401133      C3F              02/28/92  06/27/96    N   SINGLE CAVITY MOLD          3051073           1        180              180
T401143AB    C6F              02/28/92  07/09/96    N   PATTERN & CORE BOX          3151156           1       1386             1385
T401144ABC   C2F              02/28/92  06/26/96    N   PATTERN & 2 CORE BOXES      3151157           1        985              985
T401145ABCD  C5F              02/28/92  07/08/96    N   PLASTIC PATTERN             3151158           1        795              795
T401421      INDUSTRIAL TUBE  07/02/71  07/17/96    N   FORMING TOOL                3165871           1        740              740

4-JUN-97                               TOOL MASTER LIST                  Page: 7


Contract Number: N00383-88-Q-K301   Description: Q13B SPEC TOOL/TEST EQUIP                     Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
T401599      G & D INDUSTRIES 02/26/87  07/23/96    N   PLASTER MOCKUP              3185355          1        2670              2670
T401600      G & D INDUSTRIES 02/26/87  07/23/96    N   MOLD                        3185355          1        2636              2636
T401601      G & D INDUSTRIES 02/26/87  07/23/96    N   FORMING TOOL A              3185355          1        1115              1115
T401602      G & D INDUSTRIES 02/26/87  07/23/96    N   FORMING TOOL B              3185355          0           0                 0
T401603      G & D INDUSTRIES 02/26/87  07/23/96    N   TRIM DRILL FIXTURE          3185355          1         676               676
T401605      G & D INDUSTRIES 02/26/87  07/23/96    N   EPOXY MOLD                  3185350          1        1960              1960
T401606      G & D INDUSTRIES 02/26/87  07/23/96    N   EPOXY MOLD A                3185350          1         860               860
T401607      G & D INDUSTRIES 02/26/87  07/23/96    N   FORMING TOOL B              3185350          0           0                 0
T401608      G & D INDUSTRIES 02/26/87  07/23/96    N   TRIM DRILL FIXTURE          3186350          1         510               510
T401609      G & D INDUSTRIES 02/26/87  07/23/96    N   APPLY ROUTING FIXTURE       3185350          1         150               150
T401611      G & D INDUSTRIES 02/26/87  07/23/96    N   EPOXY MOLD                  3185350          1         795               795
T402404      D5F POS          02/11/97  06/26/96    N   PROTRACTOR, REEL MACHINE    3323471          1         250               250
T402421      G & D INDUSTRIES 02/26/87  07/23/96    N   MOLD LOW FUNNEL             3318695          1        3500              3500
T402463      G & D INDUSTRIES 02/26/87  07/23/96    N   LAYUP MOLD                  3165890          1        2500              2500
T603660-1    CIC0N            01/28/97  07/10/96    N   HARNESS HOLDING FIXTURE                      1         258               258
T603660-2    CICON            01/28/97  09/27/96    N   HARNESS HOLDING FIXTURE                      1         258               258
T603766      C6B              03/11/92  07/08/96    N   ROUTER PLATE                3310646          1         120               120
                                                                                    3319246
T603767      C6B              03/11/92  07/08/96    N   SAW TEMPLATE                3319246          1          45                45
                                                                                    3310646
T603768      C6B              03/11/92  07/07/96    N   SAW TEMPLATE                3310646          1          45                45
                                                                                    3319246
T603769      C6B              03/11/92  07/09/96    N   SAW TEMPLATE                3319246          1          45                45
                                                                                    3310646
T603770      C6B              03/11/92  07/09/96    N   SAW TEMPLATE                3319246          1          45                45
                                                                                    3310646
T603771      C6B              03/11/92  07/09/96    N   SAW TEMPLATE                3310646          1          45                45
                                                                                    3319246
T603777      C68              03/11/92  07/09/96    N   DRILL JIG                   3310834-2        1         180               180
T603780      C6B              03/11/92  07/09/96    N   ROUTER PLATE                3310646          1         120               120
                                                                                    3319246
TE251006     D5A              09/27/96  09/27/96    N   POLAR & RES. HYDRO T/F                       1         110               110
TE251008     9852D            06/25/96  06/25/96        REEL MACK PANEL                              1         344               344
TE251008-4   D4B              06/25/96  06/25/96    N   TEST C0NNECTOR P5657                         1         100               100
TE251008-5   D4B              06/25/96  06/25/96    N   TEST CONNECTOR P6019                         1         100               100
TE251008-6   D4B              05/25/96  06/25/96        CONTINUITY TEST FIXTURE                      1         100               100
TE251010     9852AR/0         05/10/89  08/09/96    N   JIFF--LIFF T/F                               1         175               175
TE251696     9234             04/14/93  06/17/96        T/F NAFI-4 & HYBRID 4F      3185210          1         875               875
TE251698     9234             04/14/93  06/17/96        T/F NAFI-3& HYBRID 3F       3185205          1         767               767
TE251705     D6C              02/26/92  07/11/96    N   TEST FIXT, HYBRID 1021      3185240          1         324               324
TE251710     9762             06/20/90  09/27/96        T/F CURSOR POSITION CONT    3184674          1         511               511
TE251712     D6A              05/25/92  07/11/96    N   TEST FIXTURE                3183370          1         347               347
TE251714     D5F POS          02/10/97  07/12/96    N   TEST FIXTURE                                 1         316               316
TE251748     9234             04/13/93  06/17/96        TEST FIXTURE                3185220          1         300               300
TE251754     D7E              07/02/92  07/11/96    N   SONAR CABLE, SUPER TESTER                    1         439               439
TE251757     9234             04/14/93  06/17/96        TEST FIXTURE                3185075          1         363               363
TE251760     9852B00S         08/18/96  06/18/96        SYST ATP TEST STATION                        1        8450              8450
TE251760-1   9852B00S         06/18/96  06/18/96        PANEL, METER                                 1        1000              1000
TE251760-10  D7F POS          02/10/97  07/10/96    Y   OSCILLOSCOPE                                 1        3600              3600
TE251760-12  9852B00S         06/18/96  06/18/96        PANEL, POWER CONTROL                         1         800               800

4-JUN-97                               TOOL MASTER LIST                  Page: 8


Contract Number: N00383-88-Q-K301   Description: Q13B SPEC TOOL/TEST EQUIP                     Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
TE251760-13  9852B            06/18/96  06/18/96        PANEL, 60 HS POWER                            1        700               700
TE251760-14  9852B            06/18/96  06/18/96        PANEL, 400 HS POWER                           1       1500              1500
TE251760-2   9852B            08/18/96  08/18/96        TIMER, COUNTER                                1       3500              3500
TE251760-3   9852B00S         06/18/96  06/18/96        BURST GEN DRANETZ 206A                        1       5000              5000
TE251760-4   D7F P0S          02/10/97  06/18/96        WAVEFORM SYNTHESIZER                          1       3000              3000
TE251760-5   9852B            05/18/96  06/18/96        CONTROL PANEL, MARTIX                         1      30000             80000
TE251760-6   9852B            06/18/96  06/18/96        CONTROL PANEL                                 1      28761             28761
TE251760-7   9852B            06/18/96  06/18/96        BLOWER                                        1        150               150
TE251760-8   9852B00S         06/18/96  06/18/96        PANEL, METER                                  1       1500              1500
TE252142     9762             05/24/82  07/22/96    N   T/F I.C. TESTER D/A CONV    3184649           1        355               355
TE252143     D5F P0S          02/10/97  07/11/96    N   SUPER TEST CABLE SA                           1        200               200
TE252144     98528            12/12/80  06/13/96    N   TEST CABLE SB                                 1        200               200
TE252146     D5F P0S          02/10/97  09/27/96    N   TEST CABLE                                    1        200               200
TE252147     D5F POS          02/10/97  06/13/96    N   SUPER TEST CABLE TG                           1        200               200
TE252162     9852B            07/22/96  07/22/96    N   TEST CABLE                                    1        200               200
TE252167     D5F P0S          02/10/97  07/12/96    N   SUPER TEST CABLE TF                           1        200               200
TE252168     D5F P0S          02/10/97  07/11/96    N   SUPER TEST CABLE TG                           1        200               200
TE252170     9852B            06/13/96  06/13/96    N   TEST CABLE                                    1        200               200
TE252171     9852B            06/13/96  06/13/96    N   TEST CABLE                                    1        200               200
TE252181     9234             04/19/93  06/17/96        TEST FIXTURE                3185110           1        511               511
TE252182     9234             04/14/93  06/17/96        TEST FIXTURE                3185180           1        402               402
TE252184     9234             04/14/93  06/17/96        TEST FIXTURE                3185100           1        411               411
TE252185     9234             04/14/93  06/17/96        TEST FIXTURE                3185065           1        411               411
TE252186     9234             04/14/93  06/17/96        POWER DISTRIBUTOR BOX       3185230           1        411               411
TE252187     9234             04/14/93  06/17/96        POWER DISTRIBUTOR BOX       3185190           1        411               411
TE252188     9234             04/14/93  06/17/96        POWER DISTRIBUTOR BOX       3185235           1        411               411
TE252189     9234             04/14/93  06/17/96        POWER DISTRIBUTOR BOX       3185060           1        377               377
TE252230     9234             04/14/93  06/17/96        I.F. HYBRID TEST FIXT       3185100           1        753               753
TE252236-1   D7C P0S          02/10/97  09/27/96    Y   POWER SUPPLY                                  1        550               550
TE252237     D5C              02/20/92  07/10/96    N   TEST FIXTURE, 1026                            1        700               700
TE252242     D3F P0S          02/10/97  07/10/96    N   TEST HEAD                   3183370           1        225               225
TE252250     D3F P0S          02/10/97  07/10/96    N   TEST HEAD                   3183450           1        225               225
TE252251     D3F P0S          02/10/97  07/10/96    N   TEST HEAD                   3183355           1        250               250
TE252263     D3F P0S          02/10/97  07/10/96    N   TEST HEAD                   3183226           1        183               183
TE252300     D4B              02/18/92  07/10/96        TEST FIXTURE                                  1        653               653
TE252301     D5B              02/19/92  07/10/96    N   TEST FIXTURE                3185110           1        214               214
TE252304     9234             07/21/88  06/17/96        HYBRID TRIM FIXTURE                           1        214               214
TE252406     D3F POS          02/10/97  07/10/96    N   ADAPT MULTILAYER BOARD      3194811           1       1500              1500
TE252475     8900XDCR         10/30/79  08/09/96        NULLMETER                                     1       3566              3566
TE252483     9852B            05/14/82  08/09/96        TEST FIXTURE                3183225           1        540               540
TE252484-1   D6B              02/26/92  07/11/96    N   T/F MAD GATING 2A11         3188483           1       1147              1147
TE252493     9852B            06/18/96  06/18/96        SONAR BITE CNTL A11         3196615           1       1500              1500
TE252494     9852B            08/18/96  06/18/96        DOME CONTROL T/F A2                           1        750               750
TE252652     9852B            06/18/96  06/18/96        TEST FIXTURE                3198360           1        500               500
TE252656-1   D4A              02/18/92  07/10/95    N   TEST FIXTURE A2A12          3188486           1       2703              2703
TE252657     9852B            06/18/96  06/18/96        TEST FIXTURE                3183420           1       3000              3000
TE252659     9852B            06/18/96  06/18/96        TEST FIKTURE                3198205           1       3200              3200
TE252672     9852B            06/18/96  06/18/96        TEST FIXTURE                3183630           1       1721              1721
TE252674     9852B            06/18/96  06/18/96        TEST FIXTURE                3310480           1       2256              2256
TE252676     9852B            06/18/96  06/18/96        TEST FIXTURE                3198740           1       2805              2805

4-JUN-97                               TOOL MASTER LIST                  Page: 9


Contract Number: N00383-88-Q-K301   Description: Q13B SPEC TOOL/TEST EQUIP                     Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
TE252677     9852B            06/18/96  06/18/96        TEST FIXTURE                3183404            1      1721              1721
TE2S2678     9852B            06/18/96  06/18/96        TEST FIXTURE                3185460            1      1721              1721
TE252679     9852B            06/18/96  06/18/96        TEST FIXTURE                3185445            1      2233              2233
TE252738     D4B              07/18/96  06/13/96        TEST FIXTURE                3163630            1      1900              1900
TE252739     D4A              02/18/92  07/10/96    N   TEST FIXTURE                3187820            1      1921              1921
TE252740     D5B              02/19/92  07/10/96    N   TEST FIXTURE                3315780            1      2256              2256
TE252747     9852B            06/18/96  06/18/96        TEST FIXTURE                3185435            1      2776              2776
TE252748     9852B            06/18/96  06/18/96    N   TEST FIXTURE, AMP DRIVER    3198209            1      1577              1577
TE252749     D5C 00S          02/20/92  07/10/96    Y   TEST FIXTURE                3315775            1      2050              2050
TE252765     9852B            06/18/96  06/18/96        TEST FIXTURE                3196610            1      2000              2000
TE252778     9852B            06/18/96  06/18/96        TEST FIXTURE                3198270            1       596               595
TE252803     9852B            06/18/96  06/18/96        TEST FIXTURE                3183465            1      1705              1705
TE252815     9852B            06/18/96  06/18/96        TEST FIXTURE                3198010            1      1700              1700
TE252816     9852B            06/18/96  06/18/96        TEST FIXTURE                3196565            1      2138              2138
TE252836     9852B            06/18/96  06/18/96        TEST FIXTURE                3199831            1       743               743
TE252836     9852B            06/18/96  06/18/96        TEST FIXTURE                3196575            1      2132              2132
TE252837     9852B            06/18/96  06/18/96        TEST FIXTURE                3310500            1      1642              1642
TE252846     9852B            06/18/96  06/18/96        TEST FIXTURE                3185430            1      2200              2200
TE252847     9852B            06/18/96  06/18/96        TEST FIXTURE                3183485            1      2200              2200
TE252848     9852B            06/18/96  06/18/96        TEST FIXTURE                3315750            1      2200              2200
TE252849     9852B            06/18/96  06/18/96        TEST FIXTURE                3315730            1      1700              1700
TE252850     9852B            06/18/96  06/18/96        TEST FIXTURE                3185290            1      2200              2200
TE252851     9852B            06/18/96  06/18/96        TEST FIXTURE                3183885            1      1700              1700
TE252853     9852B            06/18/96  06/18/96        TEST FIXTURE                3196605            1      2336              2336
TE252855     9852B            06/18/96  08/18/96        TEST FIXTURE                3183270            1      1710              1710
TE252857     9852B            06/18/96  06/18/96        TEST FIXTURE                3183390            1      1100              1100
TE252864     98528            06/18/96  06/18/96        TEST FIXTURE                3315760            1      2330              2330
TE252866     D3A              11/18/94  07/10/96    N   TEST FIXT,SERVOMECHANISM                       1      2118              2118
TE252873     9852B            06/18/96  06/18/96        TEST FIXTURE                3183230            1      1502              1502
TE252876     9852B            06/28/96  06/18/96        TEST FIXTURE                3198365            1      2688              2688
TE252881     9852B            06/18/96  06/18/96        TEST FIXTURE                3198255            1      2115              2115
TE252882     9852B            06/18/96  06/18/96        TEST FIXTURE                3183610            1      1542              1542
TE252888-1   TELFWHSE         08/01/93  08/02/96        END BELL TEST FIXTURE       3149684            1      2400              2400
TE252888-2   TELFWHSE         08/01/93  08/02/96        END BELL TEST FIXTURE       3149684            1      2400              2400
TE252896     9852B            06/18/96  06/18/96        TEST FIXTURE A2AB           3310695            1      2000              2000
TE252897     9852B            06/18/96  06/18/96        TEST FIXT SPEECH AMP A4     3190065            1      1800              1800
TE252898     9852B            06/18/96  08/18/96        TEST FIXT FUNCT GEN A4A1    3310715            1      2200              2200
TE252899     9852B            06/18/96  06/18/96        TEST FIXT LOG FILTR A4A2    3310720            1      2200              2200
TE252900     9852B            06/18/96  06/18/96        TEST FIXT MONITOR A5        3190280            1      2000              2000
TE252901     9852B            06/18/96  06/18/96        TEST FIXT MOD CAR GEN A6    3190015            1      2000              2000
TE252903     9852B            06/18/96  08/18/96        TEST FIXT METER SEAL A8     3190085            1      2200              2200
TE252904     9862B            06/18/95  06/18/96        TEST FIXT PHASE DET A9      3190270            1      2000              2000
TE252905     9852B            06/18/96  06/18/96        TEST FIXT/SIG COND A 10     3190095            1      1800              1800
TE252916     9852B            06/18/96  08/18/96        TEST FIXT PHASE SHFTR A11   3190095            1      1800              1800
                                                                                    3190275
TE252917     9852B            06/18/96  06/18/96        T/F PREAMP ATTEN A12 A13    3190023            1      2000              2000
TE252918     9862B            06/18/96  06/18/96        TEST FIXT ECHO PROC A 14    3190045            1      2000              2000
TE252919     9862B            06/18/96  06/18/96        TEST FIXT RANGE DELAY A15   3190026            1      2000              2000
TE252920     9852B            06/18/96  06/18/96        T/F PULSE WIDTH/MSTR TIMR   3190075            1      2200              2200
TE252921     9852B            06/18/96  06/18/96        T/F HI VOL REG A2A7         3310705            1      2000              2000

4-JUN-97                               TOOL MASTER LIST                 Page: 10


Contract Number: N00383-88-Q-K301   Description: Q13B SPEC TOOL/TEST EQUIP                     Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
TE252923     9852B            06/18/96  06/18/96        T/F MAD & SAD OSC A1A1A2    3310675           1       1800              1800
TE252924     9852E            09/19/95  06/21/96        T/F INTERFC BUFFER A1A1A1   3310725           1       2500              2500
TE252930     D6B              04/30/92  07/11/96    N   TEST FIXTURE OP             3190055           1        240               240
TE252931     D5B              02/19/92  07/10/96    N   TEST FIXT                   3162393           1       2350              2350
TE252932     9852B            06/18/96  06/18/96        CAL FIXT A2A8 LOW VOL REQ   3310695           1       1800              1800
TE252938     9852B            06/19/96  06/18/96    N   T/F COS SHAPER 4A14         3316150           1       2000              2000
TE252939     9852B            06/18/96  06/18/96        T/F MULTIPLEXER 4A16        3316155           1       2000              2000
TE254182     9234             04/14/93  06/17/96    N   TEST FIXT,ALC & LEVEL       3325690           1       1500              1500
TE254183     9234             64/14/93  06/17/96    N   TEST FIXT, D/A CONVERTER    3318663           1       1200              1200
TE254185     9234             04/14/93  06/17/96    N   TEST FIXT,AUDIO FILTER      3190431           1        800               800
                                                                                    3188110
TE254186     9234             04/14/93  06/17/96    N   TEST FIXT,BANDPASS FILTER                     1       1200              1200
TE254187     9234             04/14/93  06/17/96    N   TEST FIXT,#1 CONTINUITY                       1       1500              1500
TE254189     9234             04/14/93  06/17/96    N   TEST FIXT,#2 CONTINUITY     3322393           1       1500              1560
                                                                                    8013841
                                                                                    3326598
                                                                                    8013840
                                                                                    8013845
                                                                                    3326590
TE254246     9234             04/14/93  06/17/96    N   TEST FIXTURE                3322394           1       2000              2000
TE254247     9234             04/06/93  08/17/96    N   TEST FIXT DCP PRO #2        3310440           1       4300              4300
TE265146     TELFWHSE         08/01/93  08/02/96    N   HYDROPHONE                                    1      10151             10151
TE265151     D7C              06/25/95  07/11/96    N   SONAR CABLE                                   1       1174              1174
TE265155     D7D              03/24/92  07/11/96    Y   RECORD TEST SET                               1       5000              5000
TE270001     9852DP0S         10/28/96  06/25/96    Y   TENSIONING MACHINE          3162388           1       5416              5416
TE425192-1   9234             07/09/87  07/15/96        BURN IN RACK S/N 1                            1        851               851
TE45105      C/L IFR          08/12/96  08/12/96        VAR 0 SHIFT GENERATOR       1046912           1       2722              2722

                                                                                    Tooling                           307      84488
                                                                                    Test Equip.                       139     275242
                                                                                    Total                             446     359730

4-JUN-97                               TOOL MASTER LIST                 Page: 11


Contract Number: N00383-88-Q-K301   Description: Q13B SPEC TOOL/TEST EQUIP                     Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
403012-1     NAS FLA          02/02/95   10/16/96   N   DRILL JIG DOME CONT 1 RVA   8030640           1       1342              1342
403012-2     9855A            05/03/95   06/25/96   N   DRILL JIG DOME CONT 1 RVA   8030640           1       1342              1342
403012-3     NAS CA           02/02/95   09/16/96   N   DRILL JIG DOME CONT 1 RVA   8030640           1       1342              1342
403013-1     NAS FLA          02/02/95   10/15/96   N   DRILL JIG DOME CONT 2 RVA   8030640           1       1342              1342
403013-2     9855A            05/03/95   06/25/96   N   DRILL JIG DOME CONT 2 RVA   8030640           1       1342              1342
403013-3     NAS CA           02/02/95   09/16/96   N   DRILL JIG DOME CONT 2 RVA   8830640           1       1342              1342
403016-1     NAS FLA          02/02/95   10/15/96   N   HOLE TEMP CBL RETNR REV A   8030640           1        898               898
403016-2     C5B              12/17/96   06/25/96   N   HOLE TEMP CBL RETNR REV A   8030640           1        898               898
403016-3     NAS CA           02/02/95   09/16/96   N   HOLE TEMP CBL RETNR REV A   8030640           1        898               898
403017-1     NAS CA           02/02/96   09/16/96   N   TOOL,DRIP PAN BRCKT REV A   8030640           1        500               500
403017-2     C5B              06/26/96   08/25/96   N   TOOL,DRIP PAN BRCKT REV A   8030640           1        500               500
403017-3     NAS FLA          02/02/95   10/15/96   N   TOOL,DRIP PAN BRCKT REV A   8030640           1        500               500
403018-1     NAS CA           02/02/95   09/16/96   N   CUTOUT GUIDE UPR PAN RV A   8030640           1        500               500
403018-2     C5B              06/25/90   06/26/96   N   CUTOUT WIDE UPR PAN RV A    8030640           1        500               500
403018-3     NAS FLA          02/02/95   10/15/96   N   CUTOUT WIDE UPR PAN RV A    8030640           1        500               500
403019-1     NAS CA           02/02/95   09/16/96   N   TOOL,UPPER DRIP PAN REV A   8030640           1        371               371
403019-2     C5B              08/25/96   06/25/96   N   TOOL,UPPER DRIP PAN REV A   8030640           1        371               371
403019-3     NAS FLA          02/02/95   10/15/96   N   TOOL UPPER DRIP PAN REV A   8030640           1        371               371
403020-1     NAS CA           02/02/95   09/16/96   N   TOOL,MID DRIP PAN REV A     8036640           1        335               335
403020-2     C5B              08/25/96   06/25/96   N   TOOL,MID DRIP PAN REV A     8030640           1        335               335
403020-3     NAS FLA          02/02/95   10/15/96   N   TOOL,MID DRIP PAN REV A     8030640           1        335               335
403021-1     NAS CA           02/02/95   09/16/95   N   TEMPLATE CBL GUIDE REV A    8030640           1        273               273
403022-2     C5B              12/17/96   06/25/96   N   TEMPLATE CBL GUIDE REV A    8030640           1        273               273
403021-3     NAS FLA          02/02/95   10/15/96   N   TEMPLATE CBL GUIDE REV A    8030640           1        273               273
403022-1     C6B              05/03/95   07/08/96   N   TEMPLATE CDL GUIDE REV A    8030840           1        644               644
403022-2     NAS CA           02/02/95   09/16/96   N   TEMPLATE CBL GUIDE REV A    8030640           1        644               644
403022-3     NAS FLA          02/02/95   10/15/96   N   TEMPLATE CBL GUIDE REV A    8030640           1        644               644
403023-1     NAS CA           02/02/95   09/16/96   N   ALIGN TOOL CBL RETNR REVA   8030848           1       2019              2019
403023-2     9852D            05/03/95   08/25/96   N   ALIGN TOOL CBL RETNR REVA   8030640           1       2019              2019
403023-3     NAS FLA          02/02/95   10/15/96   N   ALIGN TOOL CBL RETNR REVA   8030640           1       2019              2019

                                                                                    Tooling                         30         24672
                                                                                    Test Equip.                      0             0
                                                                                    Total                           30         24672

4-JUN-97                               TOOL MASTER LIST                 Page: 12


Contract Number: N00383-88-Q-K301   Description: Q13B SPEC TOOL/TEST EQUIP                     Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ------ ---------
T403048      C7B              10/17/96  10/17/96    N   TERMINATION TOOL REV B                       1        1364              1364
T403050-1    C7B              08/05/96  08/05/96    N   MARKING BRACKET                              1         174      131      305
T403050-2    C7B              06/26/96  06/26/96    N   MARKING BRACKET                              1         174      131      305
T403050-3    C7B              06/26/96  06/26/96    N   MARKING BRACKET                              1         174      131      305
T403050-4    C7B              06/26/96  06/26/96    N   MARKING BRACKET                              1         174      131      305
T403054-1    C7B ABC          06/18/96  06/18/96    N   MOLD, MASTER                                 1         192               192
T403054-2    C7B ABC          10/17/96  10/17/96    N   MOLD, MASTER                                 1         192               192
T403055-1    C7B              10/17/96  07/09/96    N   CENTERING PIN                                1          44                44
T403055-2    C7B              10/11/96  07/09/96    N   CENTERING PIN                                1          44                44
T403055-3    C7B              10/17/96  07/09/96    N   CENTERING PIN                                1          44                44
T403055-4    C7B              10/17/96  07/09/96    N   CENTERING PIN                                1          44                44
T403055-5    C7B              10/17/96  07/09/96    N   CENTERING PIN                                1          44                44
T403055-6    C7B              10/17/96  07/09/96    N   CENTERING PIN                                1          44                44
T403056-1    C7B              10/17/96  07/15/96    N   TENSION ADAPTER                              1         220               220
T403056-2    C7B              10/17/96  07/15/96    N   TENSION ADAPTER                              1         220               220
T403058A/B   C7B              10/17/96  07/09/96    N   MARKING BRACKET                              1         435               435
T403060      C7B              06/13/96  06/14/96    N   MANDREL, HOSE GRINDER                        1         237               237
T403061      C7B              10/17/96  10/17/96    N   SLEEVE,COLLET,HOSE TERM                      1         208               208
T403062      C7B              10/17/96  10/17/96    N   COLLET, HOSE TERM                            1         385               385
T403063      C7B              07/10/96  07/10/96    N   MOLD,LRH HOSE TERM                           1         534               534
T403064      C7B              07/10/96  07/10/96    Y   MOLD, HOSE TERM BOND STA                     1         534               534
T403068      C7B              12/17/96  06/04/96    N   GAGE, ASSEMBY                                1         801               801
T403070      8600 ENG         09/25/95  09/14/95    N   COUPLER, HOSE                                1         237               237
T403071      8600 ENG         09/25/95  09/15/95    N   ADAPTER                                      1         359               359
T403072      8600 ENG         09/25/95  09/14/95    N   ADAPTER                                      1         292               292
T403073      C7B              06/13/96  06/14/96    N   ADAPTER                                      1         267               267
T403074A-1   8600             09/27/95  09/27/95    N   FITTING                                      1         148               148
T403074A-2   8600             09/27/95  09/27/95    N   FITTING                                      1         148               148
T403075      C7B              10/17/96  10/17/96    N   PULL PIG                                     1         208               208
T403078-1    C7B              07/10/96  07/10/96    N   TENSION TEST TOOL REV A                      1         878               878
T403078-2    C7B              07/10/96  07/10/96    N   TENSION TEST TOOL REV A                      1         878               878
T403078-3    C7B              07/10/96  07/10/96    N   TENSION TEST TOOL REV A                      1         878               878
T403078-4    C7B              07/10/96  07/10/96    N   TENSION TEST TOOL REV A                      1         878               878
T403082      C7B              02/26/97  06/04/96    Y   GAGE ASSY REV A                              1        1250              1250

                                                                                    Tooling                              34    13227
                                                                                    Test Equip.                           0        0
                                                                                    Total                                34    13227

                                                PROPERTY ADMINISTRATOR WORKSHEET
                                                  DCRL SUP 1 TO DLAM 8135.1                                 DCRL Form 098
------------------------------------------------------------------------------------------------------------------------------------
Contractor CAGE:  Allied Signal Ocean Systems                                                  As of Date: 03/03/97   Page: 1
------------------------------------------------------------------------------------------------------------------------------------
                Estimated    Total Value                      Special    Other     Agency      Indust   Material
Control Number  Completion    Government            Special    Test      Plant    Peculiar     Plant
Type Contract     Date        Property              Tooling  Equipment Equipment  Property    Equipment CAP   GFM   Remarks
------------------------------------------------------------------------------------------------------------------------------------
N00019-85-C-0148                      54       LI        3         51                                               Sikorsky
                          ----------------------------------------------------------------------------------------------------------
                                $127,527        $     7239     120288                                               AQS-13F
------------------------------------------------------------------------------------------------------------------------------------
N00024-90-C-6013                     364       LI       62        302                                               Northrop-Grumman
                          ----------------------------------------------------------------------------------------------------------
                              $2,932,360        $   394768    2537592                                               SQR-19
------------------------------------------------------------------------------------------------------------------------------------
N00024-90-C-6031                       2       LI        1          1
                          ----------------------------------------------------------------------------------------------------------
                                    $837        $      437        400                                               TARC
                          ----------------------------------------------------------------------------------------------------------
N00024-[ILLEGIBLE]                     5       LI        1          4
------------------------------------------------------------------------------------------------------------------------------------
                                 $12,040        $      425      11615                                               TARC
                          ----------------------------------------------------------------------------------------------------------
N00024-92-C-6225                       5       LI        1          4                                               Northrop-Grumman
                          ----------------------------------------------------------------------------------------------------------
FP                               $12,040        $      425      11615                                               NSIS
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                          ----------------------------------------------------------------------------------------------------------
                                      $0        $
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                          ----------------------------------------------------------------------------------------------------------
                                      $0        $
------------------------------------------------------------------------------------------------------------------------------------
                            Total              LI       68        382        0              0         0   0     0
                          ----------------------------------------------------------------------------------------------------------
                            Total               $  403,294  2,681,510        0              0         0   0     0
------------------------------------------------------------------------------------------------------------------------------------
                            GRAND TOTAL LINE ITEMS                         430  GRAND TOTAL $$                      3,084,804
------------------------------------------------------------------------------------------------------------------------------------

                                                PROPERTY ADMINISTRATOR WORKSHEET
                                                  DCRL SUP 1 TO DLAM 8135.1                                 DCRL Form 098
------------------------------------------------------------------------------------------------------------------------------------
Contractor CAGE:  Allied Signal Ocean Systems                                                  As of Date: 03/03/97   Page: 2
------------------------------------------------------------------------------------------------------------------------------------
                Estimated    Total Value                      Special    Other     Agency      Indust   Material
Control Number  Completion    Government            Special    Test      Plant    Peculiar     Plant
Type Contract     Date        Property              Tooling  Equipment Equipment  Property    Equipment CAP   GFM   Remarks
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                          ----------------------------------------------------------------------------------------------------------
                                     $ 0        $
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                          ----------------------------------------------------------------------------------------------------------
                                     $ 0        $
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                          ----------------------------------------------------------------------------------------------------------
                                     $ 0        $
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                                     $ 0        $
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                          ----------------------------------------------------------------------------------------------------------
                                     $ 0        $
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                          ----------------------------------------------------------------------------------------------------------
                                     $ 0        $
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                          ----------------------------------------------------------------------------------------------------------
                                     $ 0        $
------------------------------------------------------------------------------------------------------------------------------------
                            Total              LI         0          0        0              0         0   0     0
                          ----------------------------------------------------------------------------------------------------------
                            Total               $         0          0        0              0         0   0     0
------------------------------------------------------------------------------------------------------------------------------------
                            GRAND TOTAL LINE ITEMS                            0  GRAND TOTAL $$                              0
------------------------------------------------------------------------------------------------------------------------------------

                                                PROPERTY ADMINISTRATOR WORKSHEET
                                                  DCRL SUP 1 TO DLAM 8135.1                                 DCRL Form 098
------------------------------------------------------------------------------------------------------------------------------------
Contractor CAGE:  Allied Signal Ocean Systems                                                  As of Date: 03/03/97   Page: 3
------------------------------------------------------------------------------------------------------------------------------------
                Estimated    Total Value                      Special    Other     Agency      Indust   Material
Control Number  Completion    Government            Special    Test      Plant    Peculiar     Plant
Type Contract     Date        Property              Tooling  Equipment Equipment  Property    Equipment CAP   GFM   Remarks
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                          ----------------------------------------------------------------------------------------------------------
                                     $ 0        $
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                          ----------------------------------------------------------------------------------------------------------
                                     $ 0        $
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                          ----------------------------------------------------------------------------------------------------------
                                     $ 0        $
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                                     $ 0        $
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                          ----------------------------------------------------------------------------------------------------------
                                     $ 0        $
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                          ----------------------------------------------------------------------------------------------------------
                                     $ 0        $
------------------------------------------------------------------------------------------------------------------------------------
                                       0       LI
                          ----------------------------------------------------------------------------------------------------------
                                     $ 0        $
------------------------------------------------------------------------------------------------------------------------------------
                            Total              LI         0          0        0              0         0   0     0
                          ----------------------------------------------------------------------------------------------------------
                            Total               $         0          0        0              0         0   0     0
------------------------------------------------------------------------------------------------------------------------------------
                            GRAND TOTAL LINE ITEMS                            0  GRAND TOTAL $$                              0
------------------------------------------------------------------------------------------------------------------------------------

                                                PROPERTY ADMINISTRATOR WORKSHEET
                                                  DCRL SUP 1 TO DLAM 8135.1                                 DCRL Form 098
------------------------------------------------------------------------------------------------------------------------------------
Contractor CAGE:  Allied Signal Ocean Systems                                                  As of Date: 03/03/97   Page: 4
------------------------------------------------------------------------------------------------------------------------------------
                Estimated    Total Value                      Special    Other     Agency      Indust   Material
Control Number  Completion    Government            Special    Test      Plant    Peculiar     Plant
Type Contract     Date        Property              Tooling  Equipment Equipment  Property    Equipment CAP   GFM   Remarks
------------------------------------------------------------------------------------------------------------------------------------
                                               LI
                          ----------------------------------------------------------------------------------------------------------
                                                $
------------------------------------------------------------------------------------------------------------------------------------
                                               LI
                          ----------------------------------------------------------------------------------------------------------
                                                $
------------------------------------------------------------------------------------------------------------------------------------
                                               LI
                          ----------------------------------------------------------------------------------------------------------
                                                $
------------------------------------------------------------------------------------------------------------------------------------
                                               LI
                                                $
------------------------------------------------------------------------------------------------------------------------------------
                                               LI
                          ----------------------------------------------------------------------------------------------------------
                                                $
------------------------------------------------------------------------------------------------------------------------------------
                                               LI
                          ----------------------------------------------------------------------------------------------------------
                                                $
------------------------------------------------------------------------------------------------------------------------------------
                                               LI
                          ----------------------------------------------------------------------------------------------------------
                                                $
------------------------------------------------------------------------------------------------------------------------------------
                            Total              LI        68        362         0              0         0   0     0
                          ----------------------------------------------------------------------------------------------------------
                            Total               $    403294    2681510        0              0         0   0     0
------------------------------------------------------------------------------------------------------------------------------------
                            GRAND TOTAL LINE ITEMS                           430  GRAND TOTAL $$                       3,084,804
------------------------------------------------------------------------------------------------------------------------------------

4-JUN-97                               TOOL MASTER LIST                    Page:


Contract Number: N00019-85-C-148  Descriptions AQS-13F ST/STE           Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ----------------
402843       STILLMAN SEAL    08/07/92  07/17/96    N   MOLD, SOL CAV, ELEMENT      3328838           1        3639             3639
                                                                                    3328838
402898A/B    C4B              03/09/92  06/28/96    N   U-JOINT TENSILE FIXT                          1         300              300
402963       STILLMAN SEAL    02/16/93  07/17/96    N   MOLD, BOOT BLADDER          8002763           1        3300             3300
                                                                                    8002763
E254178      9234             04/14/93  06/17/96    N   BURN-IN BOARD               8013841           1        1500             1500
E254179      9234             04/14/93  06/17/96    N   BURN-IN BOARD               8013845           1        1500             1500
E254203      D4F P0S          02/06/97  07/10/96    N   ESP TEST FIXT A3 BRD        8011756           1        1613             1613
E254204      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A4 BRD        8011766           1        2419             2419
E254205      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A8 BRD        8009331           1        1723             1723
E254206      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A9 BRD        8011796           1        2266             2266
E254207      D4F P0S          02/06/97  07/10/96    N   ESP TEST FIXT A12 BRD       8011806           1        2472             2472
E254208      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A13 BRD       8011816           1        1648             1648
E254209      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A7 BRD        8013555           1        2418             2418
E254210      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A14 BRD       8014086           1        1723             1723
E254211      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A27 BRD       8011826           1        5152             5152
E254212      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A28 BRD       8011831           1        4048             4048
E254213      9852B            06/20/96  06/20/96    N   AUTO BRD T/S FIXT 4A29      8009235           1        1600             1600
E254214      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A40 BRD       8011841           1        1880             1880
E254215      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A38 BRD       8011836           1        2773             2776
E254216      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A6 BRD        8013956           1        1526             1526
E254217      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A40 BRD       8183972           1        1890             1890
E254218      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A1 BRD        8013966           1        1890             1890
E2S4219      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A4 BRD        8013946           1        1890             1890
E254220      D4F P0S          02/06/97  07/11/96    N   ESP FIXT DOPPLER PROC       8013876           1        1000             1000
E254222      9852B            06/20/96  08/20/96    N   AUTO BRD T/S FIXT 10A3      8011755           1        2500             2500
E254223      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A5 BRD        8013961           1        1820             1820
E254224      D4F P0S          02/06/97  07/11/96    N   ESP TEST F1XT A7 BRD        8011786           1        2220             2220
E254225      D4F P0S          02/06/97  07/11/96    N   ESP T/F A1 CKT CD           8011381           1        1190             1190
E254226      D4F P0S          02/06/97  07/11/96    N   ESP T/F I/0-A2 CKT CD       8011386           1        1240             1240
E254227      D4F P0S          02/06/97  07/11/96    N   ESP T/F LED-A3 CKT CD       8011391           1        1080             1080
E254230      9852B            07/01/88  06/20/96    N   IEEE-488 BUS S/N 753                          1        5899             5899
E254231      9852EL           07/28/88  07/15/96    N   IEEE-488 BUS S/N 759        8013965           1        5899             5899
E254232      9852EL           12/03/92  07/15/96    N   IEEE-488 BUS S/N 767                          1        5899             5899
E254233      9852EL           10/02/88  08/02/96    N   IEEE-488 BUS S/N 769                          1        5899             5899
E254234      D4E              07/18/96  06/14/96    N   TEST FIXT/ESP DOME CON      8014005           1        2610             2610
E254235      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A3 BRD        8013951           1        1990             1990
E254239      9852             06/30/88  06/20/96    N   INTERFACE MOD PM (A28)      8011830           1        8000             8000
E254242      9852             06/16/88  06/20/96    N   AUTO BRD T/F 10A9 BRD       8011795           1        1500             1500
E254243      9852             06/24/88  06/20/96    N   AUTO BRD T/F PM 10A12       8011805           1        2000             2000
E254244      9852             06/28/88  06/20/96    N   AUTO BRD T/F A40 FRT        8011840           1        1800             1800
E254245      9852             07/05/88  06/20/96    N   AUTO BRD T/F DOME A10       8013970           1        2000             2000
E264248      D4F P0S          02/06/97  07/11/96    N   ESP TEST FIXT A24 BRD       8014026           1        2074             2074
E254250      9852             07/19/88  08/20/96    N   AUTO BRD T/F DOME A1        8013965           1        1800             1800
E254251      9852             07/20/88  06/20/96    N   AUTO BRD T/F MUX A10        8000390           1        1500             1500
                                                                                    8011890
E254252      9852B            06/14/96  06/14/06    N   ESP CABLE 23E                                 1         250              250
E254253      9852B            06/14/96  06/14/96    N   ESP CABLE 24E                                 1         250              250
E254254      9852B            06/14/96  06/14/96    N   ESP CABLE 26E                                 1         250              250
E254255      9852B            06/14/96  06/14/96    N   ESP CABLE 27E                                 1         100              100

4-JUN--97                               TOOL MASTER LIST                  Page:


Contract Number: N00019-85-C-148  Descriptions AQS-13F ST/STE           Customer: USN

Tool Number  Location/Vendor  Loc Date  PM Date    Cal  Tool Description            Part Number     Qty  Unit Cost  Rework Tot. Cost
-----------  ---------------  --------  -------    ---  ----------------            -----------     ---  ---------  ----------------
E254257      9852             09/12/88   06/20/96   N   TEST FIXT/PC BRD 3A24       8014530-401       1         600              600
                                                                                    8014025
E254258      9852             08/26/88   06/20/96   N   TEST FIXT A27 BRD           8011825           1        1500             1500
                                                                                    8013990
E254258-1    9852             08/26/88   06/20/96   N   TEST CABLE A27 BRD          8011825           1         300              300
                                                                                    8013990
E254259      D4F P0S          02/06/97   07/11/96   N   ESP CARD HOLD IND BRD                         1         365              365
E254279      9852             01/17/89   06/20/96   N   INTERFACE MOD PM (A37)                        1        1800             1800
E254280      9852             04/05/89   08/20/96   N   AUTO T/F A38 BRD ASSY       8011835           1        2500             2500
E54365       TOWSON           04/19/94   09/13/96   N   T/F HP 3065 MUX A10,A17     8014075           1       10522            10522



                                                                                                        Tooling        3        7239
                                                                                                        Test Equip.   51      120288
                                                                                                        Total         54      127527

ORIGINAL DATE MARCH 1, 1996                                                     LOCATION: NPO
CONTRACT N00024-90-C-6013                                                       SQQ SPECIAL TEST EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------
Phy. Inv. REQUEST TO KEEP FOR:

Found                       Trans.  Bar Code        CATEGORY
03/24/97  CAN   VIM   PWA   TB-16   Number          TE NUMBER              DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                    0030983.00   1  FITS SUBASSY STE
X                                   0030983.01      TE254358-1             AFT DATA #1 TEST FIXTURE
X                                   0030983.02      TE254358-2             VOLTAGE MONITOR 1213D3903
X                                   0030983.03      TE254358-3             P/S ITA 1213D3891
X                                   0030983.04      TE254358-4             AFT DATA #2 1213D3899
X                                   0030983.05      TE254358-5             CONTROL BOARD ITA PART 1
X                                   0030983.06      TE254358-6             CONTROL BOARD ITA PART 2
X                                   0030983.07      TE254358-7             LINE DRIVER #1 1215A3914
X                                   0030983.08      TE254358-8             LINE DRIVER #2
X                                   0030983.09      TE254358-9             CABLES

                                    0030984.00   2  T/A PWA FIXTURES
X                     X             0030984.01      TE254659-1             ZEHNTEL IN CIRCUIT TEST FIX.
X                     X             0030984.02      TE254659-2             ZEHNTEL IN CIRCUIT TEST FIX.
X                     X             0030984.03      TE254659-3             ZEHNTEL IN CIRCUIT TEST FIX.
X                     X             0030984.04      TE254659-4             ZEHNTEL IN CIRCUIT TEST FIX.
X                     X             0030984.05      TE254659-5             ZEHNTEL IN CIRCUIT TEST FIX.
X                     X             0030984.06      TE254659-6             ZEHNTEL IN CIRCUIT TEST FIX.
X                     X             0030984.07      TE254659-7             ZEHNTEL IN CIRCUIT TEST FIX.
X                     X             0030984.08      TE254659-8             ZEHNTEL IN CIRCUIT TEST FIX.
X                     X             0030984.09      TE254659-9             ZEHNTEL IN CIRCUIT TEST FIX.
X                     X             0030984.10      TE254659-10            ZEHNTEL IN CIRCUIT TEST FIX.
X                     X             0030984.11      TE254659-11            ZEHNTEL IN CIRCUIT TEST FIX.
X                     X             0030984.12      TE254659-12            ZEHNTEL IN CIRCUIT TEST FIX.

                                    0031037.00   3  T/A CAN FIXTURES
X         X                         0031037.01      TE254360-1 SN1         VIBRATION TEST FIXTURE
X         X                         0031037.02      TE254360-1 SN2         SOLID DELRIN VIBRATION FIXTURE QTY 1
X         X                         0031037.03      TE254360-1 SN3         SOLID DELRIN VIBRATION FIXTURE QTY 1
X         X                         0031037.04      TE254360-2 SN1 (2PCS)  SOLID DELRIN VIBRATION FIXTURE QTY 1
X         X                         0031037.05      TE254360-2 SN2 (2PCS)  SOLID DELRIN VIBRATION FIXTURE QTY 1
X         X                         0031037.06      TE254361-1             TDM A11 CAL/CGA COMM RECV
X         X                         0031037.07      TE254361-2             TDM A4 OVERVOLTAGE PROTECTOR
X         X                         0031037.08      TE254361-3             TDM A3 SHUNT REGULATOR
X         X                         0031037.09      TE254361-4             TDM A27 CALIBRATOR
X         X                         0031037.10      TE254361-5             HDTM A7 AFT VOLTAGE MONITOR
X         X                         0031037.11      TE254361-6             TDM A13 XMT D/D
X         X                         0031037.12      TE254361-7             TDM A7 NAD/VLF VOLTAGE REG
X         X                         0031037.13      TE254361-8             TDM A9 FORWARD POWER SUPPLY
X         X                         0031037.14      TE254361-9             TDM A21, A22, A23 GCA/SAMPLE HOLD
X         X                         0031037.15      TE254361-10            TDM A18 A/D CONVERTER
X         X                         0031037.16      TE254361-11            HDTM A13 HEADING SENSOR
X         X                         0031037.17      TE254361-12            TDM A24 INVERSE GCA/OOB FILTER
X         X                         0031037.18      TE254361-13            VLFM A5 3.1 ACOUSTIC MUX
X         X                         0031037.19      TE254361-14            CABLE LINE DRIVER
X         X                         0031037.20      TE254361-15            TDM A5 A6 + 39V ACOUSTIC REG


Found                       Trans.  Bar Code
03/24/97  CAN   VIM   PWA   TB-16   Number       MAKE              MODEL               SERIAL #             VALUE
-----------------------------------------------------------------------------------------------------------------------
                                    0030983.00                                                              $ 38,507.00
X                                   0030983.01   BENDIX                                                     NSP
X                                   0030983.02   BENDIX                                                     NSP
X                                   0030983.03   BENDIX                                                     NSP
X                                   0030983.04   BENDIX                                                     NSP
X                                   0030983.05   BENDIX                                                     NSP
X                                   0030983.06   BENDIX                                                     NSP
X                                   0030983.07   BENDIX                                                     NSP
X                                   0030983.08   BENDIX                                                     NSP
X                                   0030983.09   BENDIX                                SN-17                NSP

                                    0030984.00
X                     X             0030984.01   MGB               1418Z               962                  $  6,095.00
X                     X             0030984.02   MGB               1418Z               969                  $  6,095.00
X                     X             0030984.03   MGB               1418Z               965                  $  6,095.00
X                     X             0030984.04   MGB               1418Z               964                  $  6,095.00
X                     X             0030984.05   MGB               1418Z               967                  $  6,095.00
X                     X             0030984.06   MGB               1418Z               961                  $  6,095.00
X                     X             0030984.07   MGB               1418Z               966                  $  6,095.00
X                     X             0030984.08   MGB               1418Z               959                  $  6,095.00
X                     X             0030984.09   MGB               1418Z               970                  $  6,095.00
X                     X             0030984.10   MGB               1418Z               963                  $  6,095.00
X                     X             0030984.11   MGB               1418Z               960                  $  6,095.00
X                     X             0030984.12   MGB               1418Z               968                  $  6,095.00

                                    0031037.00                                                              $214,592.00
X         X                         0031037.01                                                              NSP
X         X                         0031037.02                                         S/N 1                NSP
X         X                         0031037.03                                         S/N 2                NSP
X         X                         0031037.04                                         S/N 3                NSP
X         X                         0031037.05                                                              NSP
X         X                         0031037.06   BENDIX            1213D0368                                NSP
X         X                         0031037.07   BENDIX            1213D3546                                NSP
X         X                         0031037.08   BENDIX            1213D0338                                NSP
X         X                         0031037.09   BENDIX            1213D3683                                NSP
X         X                         0031037.10   BENDIX            1213D3380                                NSP
X         X                         0031037.11   BENDIX            1213D3779                                NSP
X         X                         0031037.12   BENDIX            1213D3651                                NSP
X         X                         0031037.13   BENDIX            1213D3657                                NSP
X         X                         0031037.14   BENDIX            1213D0357                                NSP
X         X                         0031037.15   BENDIX            1213D0359                                NSP
X         X                         0031037.16   BENDIX            1213D0369                                NSP
X         X                         0031037.17   BENDIX            1213D0920                                NSP
X         X                         0031037.18   BENDIX            1213D3482                                NSP
X         X                         0031037.19   BENDIX            1213D0362                                NSP
X         X                         0031037.20   BENDIX            1213D0689                                NSP


                                   Sqr19                                  Page 1

ORIGINAL DATE MARCH 1, 1996                                                     LOCATION: NPO
CONTRACT N00024-90-C-6013                                                       SQQ SPECIAL TEST EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------
Phy. Inv. REQUEST TO KEEP FOR:

Found                       Trans.  Bar Code        CATEGORY
03/24/97  CAN   VIM   PWA   TB-16   Number          TE NUMBER              DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
X         X                         0031037.21      TE254361-16            HDTM A2 AFT/A/D CONVERTER
X         X                         0031037.22      TE254361-17            HDTM A6 AFT P/S
X         X                         0031037.23      TE254361-18            LFAM ACOUSTIC MUX LINE DRIVE A2
X         X                         0031037.24      TE254361-19            LFAM A6 ACOUSTIC LINE DRIVER
X         X                         0031037.25      TE254361-20            HDTM A4 AFT TIMING
X         X                         0031037.26      TE254361-21            HDTM A1 8:1 MUX/GCA
X                                   0031037.28      TE254361-23            WORK STATION
X                                   0031037.29      TE254361-24            COMPUTER SYSTEM CONSISTING OF:
X                                   0031037.30      PART OF 24             SEAGATE ST-01 DRIVE CONTROLLER QTY 2
X                                   0031037.31      PART OF 24             40MB REMOVABLE HARD DRIVE DISK
X                                   0031037.32      PART OF 24             IEEE INTERFACE CARD 778092-01
X                                   0031037.33      PART OF 24             FLOPPY CONTROL
X                                   0031037.34      TE254361-25            COLOR MONITOR
X                                   0031037.35      TE254361-26            KEYBOARD
X                                   0031037.36      TE254361-27            MOUSE
X                                   0031037.37      TE254361-28            PRINTER
X                                   0031037.38      TE254361-29            FREQUENCY RESPONSE ANALYZER
X         X                         0031037.39      TE254361-30            SWITCH CONTROL UNIT AND BELOW
X         X                         0031037.40      PART OF 30             RELAY MULTIPLEXER
X         X                         0031037.41      PART OF 30             MATRIX SWITCH
X         X                         0031037.42      PART OF 30             RACK FLANGE KIT
X         X                         0031037.43      PART OF 30             RACK FLANGE KIT
X         X                         0031037.44      PART OF 30             RACK FLANGE KIT
X         X                         0031037.45      TE254361-31            POWER SUPPLY
X         X                         0031037.46      TE254361-32            40 DB AMPL
X         X                         0031037.47      TE254361-33            PROG DIG MULTIMETER
X                                   0031037.48      TE254361-34A           DIGITAL THERMOMETER
X         X                         0031037.67      TE254361-34B           DIGITAL THERMOMETER
X         X                         0031037.49      TE254361-35            RAPID COOL REFRIG. CIRCULATOR
X         X                         0031037.50      TE254361-36            PROM A14 TDM
X         X                         0031037.51      TE254361-37            DATA DECODE STATUS A12 TDM
X         X                         0031037.52      TE254361-38            DIGITAL MULTIPLEXER TDM A15
X         X                         0031037.53      TE254361-39            PM/FL CAL TONE GEN A28 TDM
X         X                         0031037.54      TE254361-40            12:1 ACOUSTIC MUX A10
X                                   0031037.55      TE254361-41            AC COUPLER - FITS
X         X                         0031037.56      TE254361-42            ACOUSTIC CAN INTERFACE FIXTURES
X                                   0031037.57      TE254361-43            SPECIAL PNEUMATIC FITTINGS
X                                   0031037.58                             PRESSURE CALIBRATOR 5000 BAAB
X                                   0031037.59      TE254361-45            OSCILLATOR TEST BOX
X                                   0031037.60      TE254361-46            HDTM TEXT FIXTURE
X                                   0031037.61      TE254361-47            CABLE
X                                   0031037.62      TE254361-48            MODULE/CAN INTERFACE BOX
X         X                         0031037.63      TE254361-49            DYNAMIC SIGNAL ANALYZER
X         X                         0031037.64      PART OF 49             RACK MOUNT KIT
X                                   0031037.65      TE254361-50            MODULE/CAN INTERFACE BOX
X         X                         0031037.66      TE254361-51            LFAM A7 6:1 ACOUSTIC MUX


Found                       Trans.  Bar Code
03/24/97  CAN   VIM   PWA   TB-16   Number       MAKE              MODEL               SERIAL #             VALUE
-----------------------------------------------------------------------------------------------------------------------
X         X                         0031037.21   BENDIX            1213D4608                                NSP
X         X                         0031037.22   BENDIX            1213D3641                                NSP
X         X                         0031037.23   BENDIX            1213D0138                                NSP
X         X                         0031037.24   BENDIX            1213D1451                                NSP
X         X                         0031037.25   BENDIX            1213D3592                                NSP
X         X                         0031037.26   BENDIX            1213D3551                                NSP
X                                   0031037.28                                                              NSP
X                                   0031037.29                                                              NSP
X                                   0031037.30                                                              NSP
X                                   0031037.31                                                              NSP
X                                   0031037.32                                                              NSP
X                                   0031037.33                                         650210               NSP
X                                   0031037.34   SAMTRON                               900504848            NSP
X                                   0031037.35   FUJITSU                               F6033649             NSP
X                                   0031037.36                                         LU5190C0655          NSP
X                                   0031037.37   PANASONIC         1624                PI624-001            NSP
X                                   0031037.38   SCHLUMBERGER                          302803               NSP
X         X                         0031037.39   HP                HP3488A                                  NSP
X         X                         0031037.40   HP                HP44470A                                 NSP
X         X                         0031037.41   HP                HP44470A                                 NSP
X         X                         0031037.42   HP                50623973                                 NSP
X         X                         0031037.43   HP                50623972                                 NSP
X         X                         0031037.44   HP                50623974                                 NSP
X         X                         0031037.45   HP                HP6633A             S/N 3004A-02631      NSP
X         X                         0031037.46   HP (INSIDE)       HP465A              S/N 530-01146        NSP
X         X                         0031037.47   HP                HP3478A             S/N 291 1A63677      NSP
X                                   0031037.48   FLUKE             2180A               S/N 5130002          NSP
X         X                         0031037.67   FLUKE                                                      NSP
X         X                         0031037.49                                         S/N 910411 MDL 9500  NSP
X         X                         0031037.50   BENDIX            1213D3612                                NSP
X         X                         0031037.51   BENDIX            1213D3673                                NSP
X         X                         0031037.52   BENDIX            1213D3664                                NSP
X         X                         0031037.53   BENDIX            1213D3584                                NSP
X         X                         0031037.54   BENDIX            1213D1449/1450                           NSP
X                                   0031037.55   BENDIX                                                     NSP
X         X                         0031037.56   BENDIX                                                     NSP
X                                   0031037.57   BENDIX                                S/N 1-5              NSP
X                                   0031037.58   EATON                                 A1239                NSP
X                                   0031037.59   BENDIX                                                     NSP
X                                   0031037.60   BENDIX                                                     NSP
X                                   0031037.61   BENDIX                                                     NSP
X                                   0031037.62   BENDIX                                                     NSP
X         X                         0031037.63   HP                HP3561A                                  NSP
X         X                         0031037.64                                                              NSP
X                                   0031037.65   BENDIX                                                     NSP
X         X                         0031037.66   BENDIX            1213D1448                                NSP


                                   Sqr19                                  Page 2

ORIGINAL DATE MARCH 1, 1996                                                     LOCATION: NPO
CONTRACT N00024-90-C-6013                                                       SQQ SPECIAL TEST EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------
Phy. Inv. REQUEST TO KEEP FOR:

Found                       Trans.  Bar Code        CATEGORY
03/24/97  CAN   VIM   PWA   TB-16   Number          TE NUMBER              DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                    0030986.00   4  HARNESS TESTER
X                                   0030986.01      TE254362-1             MONITOR CTX 14"
X                                   0030986.02      TE254362-2             PRINTER
X                                   0030986.03      TE254362-3             COMPUTER
X                                   0030986.04      TE254362-4             TESTER
X                                   0030986.05      TE254362-5             RACK
X                                   0030986.06      TE254362-6             INTERFACE FIXTURE
X                                   0030986.07      TE254362-7             INTERFACE CABLE
X                                   0030986.07      TE254362-7             INTERFACE CABLE
X                                   0030986.07      TE254362-7             INTERFACE CABLE
X                                   0030986.07      TE254362-7             INTERFACE CABLE
X                                   0030986.07      TE254362-7             INTERFACE CABLE
X                                   0030986.07      TE254362-7             INTERFACE CABLE
X                                   0030986.07      TE254362-7             INTERFACE CABLE
X                                   0030986.07      TE254362-7             INTERFACE CABLE
X                                   0030986.08      TE254362-8             INTERFACE CABLE
Loss Report filed 4/29/97           0030986.09      TE254362-9             ECL CAL ADAPTOR

                                    0030987.00   5  PRESSURE TESTER        CABLES
X                                   0030987.01      TE254399-1             BLIND FLANGE PENETRATION CABLE AFT
X                                   0030987.02      TE254399-1             BLIND FLANGE PENETRATION CABLE AFT
X                                   0030987.03      TE254399-2             BLIND FLANGE PENETRATION CABLE FWD
X                                   0030987.04      TE254399-2             BLIND FLANGE PENETRATION CABLE FWD
X                                   0030987.05      TE254399-3             PRESSURE BALANCE OIL FILL PENANT CABLE AFT
X                                   0030987.06      TE254399-3             PRESSURE BALANCE OIL FILL PENANT CABLE AFT
X                                   0030987.07      TE254399-4             PRESSURE BALANCE OIL FILL PENANT CABLE FW
X                                   0030987.08      TE254399-4             PRESSURE BALANCE OIL FILL PENANT CABLE FW
X               X                   0030987.09      TE254399-5             BLIND FLANGE PENETRATION CABLE
X               X                   0030987.10      TE254399-5             BLIND FLANGE PENETRATION CABLE
X               X                   0030987.11      TE254399-6             PBOF PENDANT CABLE FWD
X               X                   0030987.12      TE254399-7             PBOF PENDANT CABLE FFT

                                    0030988.00   6  MISC TEST FIXTURE
X                                   0030988.01      TE254401 SN1           MODULE DRUM REEL
X                                   0030988.02      TE254401 SN2           MODULE DRUM REEL
X                                   0030988.03      TE254401-2             MODULE CART
X                                   0030988.04      TE254346               EXTENSION CABLE 50 FT CONTINUITY
                                                                              TEST SET-UP
X                                   0030988.05      TE254349               COMPASS (IN GREEN BAG)
X                                   0030988.06      TE254363               TEST FIXTURE HEADING BENCH (WOODEN)
X                                   0030988.07      TE254367               TOW CABLE IF CABLE PO
X                                   0030988.08      TE254406               LINE DRIVER INTERFACE BOX
X         X                         0030988.09      TE254368               SAMPLE AND HOLD TEST BOX
X                                   0030988.10      TE254381               NPN XSTR PULSE T/F
X                                   0030988.11      TE254385               CABLE FITS BOX
X                                   0030988.12      TE254400               PENDANT CABLE FOWARD


Found                       Trans.  Bar Code
03/24/97  CAN   VIM   PWA   TB-16   Number       MAKE              MODEL               SERIAL #             VALUE
-----------------------------------------------------------------------------------------------------------------------
                                    0030986.00                                                              $ 74,859.00
X                                   0030986.01                     CVG5439             DBLCVG5431           NSP
X                                   0030986.02   PANASONIC         KX-P1180            PCJ5Z6KX-P1180       NSP
X                                   0030986.03   POWER FLEX AIR                        0264621              NSP
X                                   0030986.04   ECLYPSE           501                 5011010              NSP
X                                   0030986.05                                                              NSP
X                                   0030986.06   BENDIX                                                     NSP
X                                   0030986.07   BENDIX                                SN 1                 NSP
X                                   0030986.07   BENDIX                                SN 2                 NSP
X                                   0030986.07   BENDIX                                SN 3                 NSP
X                                   0030986.07   BENDIX                                SN 4                 NSP
X                                   0030986.07   BENDIX                                SN 5                 NSP
X                                   0030986.07   BENDIX                                SN 6                 NSP
X                                   0030986.07   BENDIX                                SN 7                 NSP
X                                   0030986.07   BENDIX                                SN 8                 NSP
X                                   0030986.08   BENDIX                                SN 1 & 2             NSP
Loss Report filed 4/29/97           0030986.09   BENDIX                                                     NSP

                                    0030987.00                                                              $[ILLEGIBLE]
X                                   0030987.01   BENDIX                                SN 1                 NSP
X                                   0030987.02   BENDIX                                SN 2                 NSP
X                                   0030987.03   BENDIX                                SN 1                 NSP
X                                   0030987.04   BENDIX                                SN 2                 NSP
X                                   0030987.05   BENDIX                                SN 1                 NSP
X                                   0030987.06   BENDIX                                SN 2                 NSP
X                                   0030987.07   BENDIX                                SN 1                 NSP
X                                   0030987.08   BENDIX                                SN 2                 NSP
X               X                   0030987.09                                         SN 1                 NSP
X               X                   0030987.10                                         SN 2                 NSP
X               X                   0030987.11                                                              NSP
X               X                   0030987.12                                                              NSP

                                    0030988.00                                                              $ 71,912.00
X                                   0030988.01                                                              NSP
X                                   0030988.02                                                              NSP
X                                   0030988.03                                                              NSP
X                                   0030988.04
                                                                                                            NSP
X                                   0030988.05   STOCKER/YALE      DAAK01-89-C-0125                         NSP
X                                   0030988.06                                                              NSP
X                                   0030988.07   BENDIX            (ON CART)                                NSP
X                                   0030988.08   BENDIX                                                     NSP
X         X                         0030988.09   BENDIX                                                     NSP
X                                   0030988.10   BENDIX                                                     NSP
X                                   0030988.11   BENDIX                                                     NSP
X                                   0030988.12   BENDIX                                                     NSP


                                   Sqr19                                  Page 3

ORIGINAL DATE MARCH 1, 1996                                                     LOCATION: NPO
CONTRACT N00024-90-C-6013                                                       SQQ SPECIAL TEST EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------
Phy. Inv. REQUEST TO KEEP FOR:

Found                       Trans.  Bar Code        CATEGORY
03/24/97  CAN   VIM   PWA   TB-16   Number          TE NUMBER              DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
X         X                         0030988.13      TE254405-2             CABLE LINE DRIVER
Loss Report filed 4/2/97.           0030988.14      TE254344               FUNCTIONAL GAIN TEST BOX

                                    0030989.00   7  MISC TEST ADAPTORS
X               X                   0030989.01      T220396                HDLG FIX. CAROUSEL MODULE TRANSPORT REEL
X               X                   0030989.02      T220397                CART ATTACHED TO T220396
X               X                   0030989.03      T220398                FWD TENSION ADAPTER
X               X                   0030989.04      T220399                AFT TENSION ADAPTER
X                                   0030989.05      TE254325 SN 1          BREAKOUT BOX AFT
X                                   0030989.06      TE254325 SN 2          BREAKOUT BOX AFT
X                                   0030989.07      TE254326 SN 1          BREAKOUT BOX FWD
X                                   0030989.08      TE254326 SN 2          BREAKOUT BOX FWD
X                                   0030989.09      TE254331               HANGING SCALE HS-264
X                                   0053415.00      TE254408               CAL T BOX
X                                   0               TE254409               REFERENCE PREAMP/POSTAMP
X                                   0               TE254410               TDM D/A FILTER
X                                   0               TE254345               ADAPTER PENDANT, AFT
X                                   0030989.12      TE254418               MSC CHAMBER
X                                   0030989.13      TE254412               INTERFACE CABLE
X                                   0               TE254412               INTERFACE CABLE
X                                   [ILLEGIBLE]     [ILLEGIBLE]            INTERFACE CABLE
X                                   0030989.15      TE254414               INTERFACE CABLE
X                                   0030989.16      TE254415               INTERFACE CABLE
X                                   0               TE254415               INTERFACE CABLE
X                                   0               TE254415               INTERFACE CABLE
X                                   0               TE254415               INTERFACE CABLE
X                                   0031016.01      TE254332               ADAPTER CABLE FWD
X                                   0031016.02      TE254332               ADAPTER CABLE FWD
X                                   0031016.03      TE254332               ADAPTER CABLE FWD
X                                   0031016.04      TE254332               ADAPTER CABLE FWD
X                                   0031016.05      TE254333               ADAPTER CABLE AFT
X                                   0031016.06      TE254333               ADAPTER CABLE AFT
Loss Report filed 4/29/97           0031016.07      TE254333               ADAPTER CABLE AFT
X                                   0031016.08      TE254333               ADAPTER CABLE AFT
X                                   0031016.09      TE254389 SN 3          CABLE
X                                   0031016.10      TE254388 SN 3          CABLE

                                    0030960.00   8  ACOUSTIC TEST SET #1
X                                   0030960.01      TE254321               ACOUSTIC MODULE TEST SET #1
X                                   0030960.02      TE254321-1             CONTROL PANEL (AMTS)
X                                   0030960.03      TE254321-2             AC POWER PANEL
X                                   0030960.04      TE254310               DIGITAL STORAGE O'SCOPE
X                                   0030960.05      TE254311               DIGITAL MULTIMETER
X                                   0030960.06      TE254318               FREQ RESPONSE ANALYZER
X                                   0030960.07      TE254388               CABLE INTERFACE FWD (S/N 1)
X                                   0030960.08      TE254389               CABLE INTERFACE AFT (S/N 1)


Found                       Trans.  Bar Code
03/24/97  CAN   VIM   PWA   TB-16   Number       MAKE              MODEL               SERIAL #             VALUE
-----------------------------------------------------------------------------------------------------------------------
X         X                         0030968.13   BENDIX                                                     NSP
Loss Report filed 4/2/97.           0030968.14   BENDIX                                                     NSP

                                    0030989.00                                                              $ 12,378.00
X               X                   0030989.01                                                              NSP
X               X                   0030989.02   BENDIX                                                     NSP
X               X                   0030989.03   BENDIX            TENSIONING SYSTEM                        NSP
X               X                   0030989.04   BENDIX            TENSIONING SYSTEM                        NSP
X                                   0030989.05   BENDIX                               SN 1                  NSP
X                                   0030989.06   BENDIX                               SN 2                  NSP
X                                   0030989.07   BENDIX                               SN 1                  NSP
X                                   0030989.08   BENDIX                               SN 2                  NSP
X                                   0030989.09                                                              NSP
X                                   0053415.00   BENDIX                                                     NSP
X                                   0            BENDIX                                                     NSP
X                                   0            BENDIX                                                     NSP
X                                   0            BENDIX                                                     NSP
X                                   0030989.12   BENDIX                                                     NSP
X                                   0030989.13   BENDIX                               SN 1                  NSP
X                                   0            BENDIX                               SN 2                  NSP
X                                   [ILLEGIBLE]  BENDIX                               SN 1 TO 15            NSP
X                                   0030989.15   BENDIX                               SN 1 TO 15            NSP
X                                   0030989.16   BENDIX                               SN 1                  NSP
X                                   0            BENDIX                               SN 2                  NSP
X                                   0            BENDIX                               SN 3                  NSP
X                                   0            BENDIX                               SN 4                  NSP
X                                   0031016.01   BENDIX                               S/N 1                 NSP
X                                   0031016.02   BENDIX                               S/N 2                 NSP
X                                   0031016.03   BENDIX                               S/N 3                 NSP
X                                   0031016.04   BENDIX                               S/N 4                 NSP
X                                   0031016.05   BENDIX                               S/N 1                 NSP
X                                   0031016.06   BENDIX                               S/N 2                 NSP
Loss Report filed 4/29/97           0031016.07   BENDIX                               S/N 3                 NSP
X                                   0031016.08   BENDIX                               S/N 4                 NSP
X                                   0031016.09   BENDIX                               S/N 3                 NSP
X                                   0031016.10   BENDIX                               S/N 3                 NSP

                                    0030960.00
X                                   0030960.01   BENDIX                                                     NSP
X                                   0030960.02   BENDIX                                                     NSP
X                                   0030960.03   BENDIX                                                     NSP
X                                   0030960.04   PHILIPS           PM3367A            DQ02003               NSP
X                                   0030960.05   FLUKE             8842A              6068303               NSP
X                                   0030960.06   SCHLUMBERGER      SI 1250            303063                NSP
X                                   0030960.07   BENDIX                                                     NSP
X                                   0030960.08   BENDIX                                                     NSP


                                   Sqr19                                  Page 4

ORIGINAL DATE MARCH 1, 1996                                                     LOCATION: NPO
CONTRACT N00024-90-C-6013                                                       SQQ SPECIAL TEST EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------
Phy. Inv. REQUEST TO KEEP FOR:

Found                       Trans.  Bar Code        CATEGORY
03/24/97  CAN   VIM   PWA   TB-16   Number          TE NUMBER              DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                    0030991.00   9  ACOUSTIC TEST SET #2
X                                   0030991.01      TE254322               ACOUSTIC MODULE TEST SET #2
X                                   0030991.02      TE254322-1             CONTROL PANEL (AMTS)
X                                   0030991.03      TE254322-2             AC POWER PANEL
X                                   0030991.04      TE254314               DIGITAL STORAGE OSCILLOSCOPE
X                                   0030991.05      TE254318               DIGITAL MULTIMETER
X                                   0030991.06      TE254378               FREQ RESPONSE ANALYZER
X                                   0030991.07      TE254388               CABEL INTERFACE FWD (S/N 2)
X                                   0030991.08      TE254389               CABEL INTERFACE AFT (S/N 2)

                                    0031006.00   10 HDTM TEST SET
X                                   0031006.01      TE254324               HDTM TEST SET
X                                   0031006.02      TE254324-1             CONTROL PLANEL HDTM
X                                   0031006.03      TE254324-2             AC POWER PANEL
X                                   0031006.04      TE254324-3             POWER SUPPLY PANEL HDTM
X                                   0031006.05      TE254324-4             CABLE FRONT PANEL/ADAPTER CBL
X                                   0031006.06      TE254372               DIGITAL MULTIMETER
X                                   0031006.07      TE254377               DIGITAL STORAGE OSCILLOSCOPE

                                                 11 SYSTEM TEST FIXTURES
                                    0031007.00      BURN-IN TEST SET
X                                   0031007.01      TE254375               BURN-IN TEST SET
X                                   0031007.02      TE254375-1             POWER SUPPLY
X                                   0031007.03      TE254375-2             UNIVERSAL MODULE POWER
X                                   0031007.04      TE254375-3             TDM POWER AND LOAD
X                                   0031007.05      TE254375-4             AC POWER PANEL
X                                   0031007.06      TE254375-5             RESISTIVE LOAD BOX
X                                   0031007.07      TE254375-7             W4 CABLE ASSY
X                                   0031007.08      TE254375-8             W5 CABLE ASSY
X                                   0031007.09      TE254309               SIGNAL ANALYZER
X         X                         0031007.10      TE254404               MONITOR/CAL TEST BOX
X         X                         0031007.11      TE254405               LINE DRIVER TEST BOX
X         X                         0031007.12      TE254405-1             INTERFACE CABLE LINE DRIVER

                                    0031008.00   12 COMPUTER SETUP
X                                   0031008.01      TE254390               COMPUTER
X                                   0031008.02      TE254390-1             MONITOR
X                                   0031008.03      TE254390-2             KEYBOARD
X                                   0031008.04      TE254390-3             SURGE PROTECTOR
X                                   0031008.05      TE254390-4             MOUSE
X                                   0031008.06      TE254391               LASER JET PRINTER
X                                   0031008.07      TE254392               COMPUTER WORKSTAND

                                    0031009.00      COMPUTER SET-UP
X         X                         0031009.00      TE254393               COMPUTER


Found                       Trans.  Bar Code
03/24/97  CAN   VIM   PWA   TB-16   Number       MAKE              MODEL               SERIAL #             VALUE
-----------------------------------------------------------------------------------------------------------------------
                                    0030991.00
X                                   0030991.01   BENDIX                                                     NSP
X                                   0030991.02   BENDIX                                                     NSP
X                                   0030991.03   BENDIX                                                     NSP
X                                   0030991.04   PHILIPS           PM3367A            DQ002007              NSP
X                                   0030991.05   FLUKE             8842A              5071303               NSP
X                                   0030991.06   SCHLUMBERGER      Sl1250             303216                NSP
X                                   0030991.07   BENDIX                                                     NSP
X                                   0030991.08   BENDIX                                                     NSP

                                    0031006.00                                                              $335,097.00
X                                   0031006.01   BENDIX                                                     NSP
X                                   0031006.02   BENDIX                                                     NSP
X                                   0031006.03   BENDIX                                                     NSP
X                                   0031006.04   BENDIX                                                     NSP
X                                   0031006.05   BENDIX                                                     NSP
X                                   0031006.06   FLUKE             8842A              5311282               NSP
X                                   0031006.07   PHILIPS           3387A              DM531001              NSP

                                                                                                            $[ILLEGIBLE]
                                    0031007.00                                                              NSP
X                                   0031007.01   BENDIX                                                     NSP
X                                   0031007.02   EM                TCR15054-1-0D      91J-7572              NSP
X                                   0031007.03   BENDIX                                                     NSP
X                                   0031007.04   BENDIX                                                     NSP
X                                   0031007.05   BENDIX                                                     NSP
X                                   0031007.06   BENDIX                                                     NSP
X                                   0031007.07   BENDIX                                                     NSP
X                                   0031007.08   BENDIX                                                     NSP
X                                   0031007.09   HP                35680A
X         X                         0031007.10   BENDIX
X         X                         0031007.11   BENDIX
X         X                         0031007.12   BENDIX

                                    0031008.00                                                              $ 24,806.00
X                                   0031008.01   EVEREX            386/25             EBS10920066           NSP
X                                   0031008.02   NEC               MULTISYNC 3D       11C03786              NSP
X                                   0031008.03   EVEREX            116920-001         13046080              NSP
X                                   0031008.04   KENSINGTON                                                 NSP
X                                   0031008.05   LOGITECH                                                   NSP
X                                   0031008.06   HP                33461A             3103JG0800            NSP
X                                   0031008.07                                                              NSP

                                    0031009.00                                                              $ 24,806.00
X         X                         0031009.00   EVEREX            386/25             EBS10920075           NSP


                                   Sqr19                                  Page 5

ORIGINAL DATE MARCH 1, 1996                                                     LOCATION: NPO
CONTRACT N00024-90-C-6013                                                       SQQ SPECIAL TEST EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------
Phy. Inv. REQUEST TO KEEP FOR:

Found                       Trans.  Bar Code        CATEGORY
03/24/97  CAN   VIM   PWA   TB-16   Number          TE NUMBER              DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
X          X                        0031009.02      TE254393-1             MONITOR
X          X                        0031009.03      TE254393-2             KEYBOARD
X          X                        0031009.04      TE254393-3             SURGE PROTECTOR
X          X                        0031009.05      TE254393-4             MOUSE
X          X                        0031009.06      TE254394               PRINTER
X          X                        0031009.07      TE254395               COMPUTER TABLE

                                    0031010.00      COMPUTER SET-UP
X                                   0031010.01      TE254396               COMPUTER
X                                   0031010.02      TE254396-1             MONITOR
X                                   0031010.03      TE254396-2             KEYBOARD
X                                   0031010.04      TE254396-3             SURGE PROTECTOR
X                                   0031010.05      TE254396-4             MOUSE
X                                   0031010.06      TE254397               PRINTER
X                                   0031010.07      TE254398               COMPUTER STAND

                                                 13 MODULE WIRING TESTERS
X                                   0031011.00      TE254327               TEST FIXT VLF MODULE CONTINUITY/SHORT
X                                   0031012.00      TE254328               LF CONTINUITY TEST FIXTURE
X                                   0031013.01      TE254329               MF CONTINUITY TEST FIXTURE
X                                   0031014.01      TE254330               TEST FIXTURE MODULE CONTINUITY/SHORT

                                    0031015.00   14 ACOUSTIC SOUND SOURCE
X                                   0031015.01      TE254335               MOBILE ELECT SOUND SOURCE
X                                   0031015.02      TE254335-1             CABLE MESS
X                                   0031015.03      TE254335-2             SPEAKER ENCLOSURE

                                    0031018.00   15 TDM TEST SET
X                                   0031018.01      TE254323               TDM TEST SET
X                                   0031018.02      TE254315               MULTIMETER
X                                   0031018.03      TE254370               PHILLIPS PM 6662
X                                   0031018.04      TE254319               DIGITAL STORAGE O'SCOPE
X                                   0031018.05      TE254323-1             TDMT PANEL
X                                   0031018.06      TE254312               POWER SUPPLY
X                                   0031018.07      TE254323-3             TEST SET PWR PNC
X                                   0031018.08      TE254323-2             RACK PWR SUPPLY
X                                   0031018.09      TE254323-4             CABLE
X                                   0031018.10      TE254323-5             BLOWER
X                                   0031018.11      TE254376               ADABPTER CABLE

                                    0031019.00   16 ACOUSTIC MODULE
                                                    TEST SET
X                                   0031019.01      TE254374               ACOUSTIC MODEL TEST SET
X                                   0031019.02      TE254313               DIGITAL STORAGE OSCOPE
X                                   0031019.03      TE254320               DIGITAL MULTIMETER
X                                   0031019.04      TE254374-1             CONTROL PANEL
X                                   0031019.05      TE254374-2             P/S AC CONTROL


Found                       Trans.  Bar Code
03/24/97  CAN   VIM   PWA   TB-16   Number       MAKE              MODEL               SERIAL #             VALUE
-----------------------------------------------------------------------------------------------------------------------
X          X                        0031009.02   NEC MULTISYNC 3D                     11C03805              NSP
X          X                        0031009.03                                                              NSP
X          X                        0031009.04   KENSINGTON                                                 NSP
X          X                        0031009.05                                                              NSP
X          X                        0031009.06   HP                LASER JET 3P       3103JG1HCC            NSP
X          X                        0031009.07                                                              NSP

                                    0031010.00                                                              $ 24,806.00
X                                   0031010.01   EVEREX            388                EBS10920084           NSP
X                                   0031010.02   NEC MULTISYNC                        04M14708              NSP
X                                   0031010.03   EVEREX                               05756230              NSP
X                                   0031010.04   KENSINGTON                           8012088               NSP
X                                   0031010.05   LOGITECH                             LT099122475           NSP
X                                   0031010.06   HP                LASER JET 3P       3103JG1HH1            NSP
X                                   0031010.07                                                              NSP


X                                   0031011.00                                                              $ 28,883.00
X                                   0031012.00   BENDIX                                                     $ 28,883.00
X                                   0031013.01   BENDIX                                                     $ 28,883.00
X                                   0031014.01                                                              $ 28,883.00

                                    0031015.00                                                              $ 38,608.00
X                                   0031015.01   BENDIX                                                     NSP
X                                   0031015.02   BENDIX                                                     NSP
X                                   0031015.03   BENDIX                                                     NSP

                                    0031018.00                                                              $490,709.00
X                                   0031018.01                                                              NSP
X                                   0031018.02   FLUKE             8842A              5071309               NSP
X                                   0031018.03   PHILLIPS          PM6662             628798                NSP
X                                   0031018.04   PHILLIPS          3307A              DQ002006              NSP
X                                   0031018.05                                                              NSP
X                                   0031018.06   KEPCOATE          ATE 150-7M                               NSP
X                                   0031018.07                                                              NSP
X                                   0031018.08                                                              NSP
X                                   0031018.09                                                              NSP
X                                   0031018.10                                                              NSP
X                                   0031018.11                                                              NSP

                                    0031019.00                                                              $212,493.00

X                                   0031019.01   BENDIX                                                     NSP
X                                   0031019.02   PHILLIPS          PM3367A            DQ002006              NSP
X                                   0031019.03   FLUKE             8842A                                    NSP
X                                   0031019.04   BENDIX                                                     NSP
X                                   0031019.05   BENDIX                                                     NSP


                                   Sqr19                                  Page 6

ORIGINAL DATE MARCH 1, 1996                                                     LOCATION: NPO
CONTRACT N00024-90-C-6013                                                       SQQ SPECIAL TEST EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------
Phy. Inv. REQUEST TO KEEP FOR:

Found                       Trans.  Bar Code        CATEGORY
03/24/97  CAN   VIM   PWA   TB-16   Number          TE NUMBER              DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
X         X                         0031019.06      TE254317               FREQUENCY RESPONSE ANALYZER

X                                   0031020.00   17 TE254386               CROSSOVER MODULE #1
X                                   0031021.00      TE254387               CROSSOVER MODULE #2

X                                   0031022.00   18 TE254407               ESS TEST STATION
X                                   0031022.01      TE254407-1             EMI POWER SUPPLY
X                                   0031022.02      TE254407-2             CONTROL PANEL
X                                   0031022.03      TE254407-3             PATCH PANEL
X                                   0031022.04      TE254407-4             POWER SUPPLY PANEL
X                                   0031022.05      TE254407-5             AC CONTROL PANEL
X                                   0031022.06      TE254407-6             UNIVERSAL MODULE CABLE SN 1-4
X                                   0031022.07      TE254407-7             TDM CABLE
X                                   0031022.08      TE254407-8             VLF TEST ADAPTER AN 1 & 2 & 3
X                                   0031022.09      TE254407-9             LF TEST ADAPTER SN 1 & 2
X                                   0031022.10      TE254407-10            MF TEST ADAPTER SN 1 & 2
X                                   0031022.11      TE254407-11            HF TEST ADAPTER SN 1 & 2
X                                   0031022.12      TE254407-12            HDTM TEST ADAPTER SN 1 & 2
X                                   0031022.13      TE254407-13            CABLE

X                                   0031017.00      TE254334               [ILLEGIBLE] TEST SET
X                                   0031017.01      TE254334-1             COMPUTER CABLE MSC TEST
X                                   0031017.02      TE254334-2             CABLE
X                                   0031017.03      TE254334-3             CABLE
X                                   0031017.04      TE254334-4             CABLE
X                                   0               TE254334-5             BATTERY CHARGE CABLE

       Total Count   263


Found                       Trans.  Bar Code
03/24/97  CAN   VIM   PWA   TB-16   Number       MAKE              MODEL               SERIAL #             VALUE
-----------------------------------------------------------------------------------------------------------------------
X         X                         0031019.06   SCHLUMBER         S11250             303059                NSP

X                                   0031020.00   BENDIX                                                     $ 34,703.50
X                                   0031021.00   BENDIX                                                     $ 34,703.50

X                                   0031022.00   BENDIX                                                     $ 30,000.00
X                                   0031022.01   BENDIX
X                                   0031022.02   BENDIX
X                                   0031022.03   BENDIX
X                                   0031022.04   BENDIX
X                                   0031022.05   BENDIX
X                                   0031022.06   BENDIX
X                                   0031022.07   BENDIX
X                                   0031022.08   BENDIX
X                                   0031022.09   BENDIX
X                                   0031022.10   BENDIX
X                                   0031022.11   BENDIX
X                                   0031022.12   BENDIX
X                                   0031022.13   BENDIX

X                                   0031017.00   BENDIX                                                     $ 92,100.00
X                                   0031017.01   BENDIX                                                     NSP
X                                   0031017.02   BENDIX                                                     NSP
X                                   0031017.03   BENDIX                                                     NSP
X                                   0031017.04   BENDIX                                                     NSP
X                                   0            BENDIX                                                     NSP

       Total Count   263                                                            Total Value: $ 2,046,145.00


                                   Sqr19                                  Page 7

ORIGINAL DATE MARCH 1, 1996                                                     LOCATION: NPO
CONTRACT N00024-90-C-6013                                                       SQQ SPECIAL TOOLING

Phy. Inv.      REQUEST TO KEEP FOR:
-----------------------------------------------------------------------------------------------------------------------
Found                       Trans.  Bar Code
03/24/97  CAN   VIM   PWA   TB-16   Number           CATEGORY                   TOOL NUMBER     DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
X                                   0030729.00   1   SWAGE BUTTON SWAGER        T220368A        SWAGER
X                                   0053374.00                                  T220368B        PUMP
X                                   0053372.00                                  T220368C        METER
X                                   0053376.00                                  T220368D        REGULATOR

X                                   0030722.00   2   TENSIONING SYSTEM          T220369         TENSIONING SYSTEM

X                                   0030731.00   3   TENSION FIXTURE            T220370-1       TENSIONING FIXTURE
X                                   0030732.00                                  T220370-2       TENSIONING FIXTURE

X                                   0053401.00   4   HOSE TEMPERING SYSTEM      T220371A        TROUGH
Loss Report Filed 5/28/97.                                                      T220371B        BOILER
X                                   0053405.00                                  T220371C-1      AIR PURGER
X                                   0053406.00                                  T220371C-2      AIR PURGER ARMSTRONG

X                                   0030734.00   5   HOSE DRYING RECK           T220372         HOSE DRYING RACK (ON WALL)

X                                   0030735.00   6   HOSE GRINDING SYSTEM       T220373-1       HOSING GRINDING SYSTEM (2)
X                                   0030736.00                                  T220373-2

X                                   0030737.00   7   SKOVIL SWAGER              T220374         SKOVIL SWAGER

X                     X             [ILLEGIBLE]  8   HEIGHT GUAGE               T220376-1       HEIGHT GUAGE
X                     X             [ILLEGIBLE]                                 T220376-1A      FIXTURE
X                     X             [ILLEGIBLE]                                 T220376-1B      FIXTURE
X                     X             0053386.00                                  T220376-1C      FIXTURE
X                     X             0053388.00                                  T220376-1D      FIXTURE
X                     X             0053389.00                                  T220376-1E      FIXTURE
X                     X             0053390.00                                  T220376-1F      FIXTURE
X                     X             0053391.00                                  T220376-1G      FIXTURE

X                                   0030739.00   9   MODULE BOOTING SYSTEM      T220379         AIR REGULATOR
X                                   0053412.00                                  T220366-1       CLAMP
X                                   0053403.00                                  T220366-2       CLAMP
X                                   0053410.00                                  T220403-B       TUBES
X                                   0053415.00                                  T220403-B1      TUBES

X                                   0030740.00   10  ISOPAR FILLING SYSTEM      T220380         ISOPAR FILLING SYSTEM

X                                   0030741.00   11  ISOPAR FILLING FIXTURE     T220381         ISOPAR FILLING FIXTURE
X                                   0053407.00                                  T220384-1       VACUUM CHAMBER FILL FIXTURE
X                                   0053408.00                                  T220384-2       VACUUM CHAMBER FILL FIXTURE

X                                   0030742.00   12  REELING HANDLER            T220383         REELING HANDLER

X         X                         0030743.00   13  RF LOAD COIL               T220386A        RF LOAD COIL
X         X                         0030744.00                                  T220386B        RF LOAD COIL

X         X                         0030763.00   14  CAN HLDG/HEAT SINK FIX.    T220387         CAN HOLDING/HEAT SINK FIXTURE

X         X                         0030768.00   15  HEADER HOLDING/HEAT SINK   T220388         HEADER HOLDING/HEAT SINK FIXTURE


Found                       Trans.  Bar Code
03/24/97  CAN   VIM   PWA   TB-16   Number       MAKE              MODEL      SERIAL #     VALUE
-----------------------------------------------------------------------------------------------------------------------
X                                   0030729.00                                             $13,713.00
X                                   0053374.00                                             NSP
X                                   0053372.00                                             NSP
X                                   0053376.00                                             NSP

X                                   0030722.00                                             $68,545.00

X                                   0030731.00                                             $   833.00
X                                   0030732.00                                             $   833.00

X                                   0053401.00                                             $53,735.00
Loss Report Filed 5/28/97.                                                                 NSP
X                                   0053405.00                                             NSP
X                                   0053406.00                                             NSP

X                                   0030734.00                                             $ 6,155.00

X                                   0030735.00                                             $12,872.00
X                                   0030736.00

X                                   0030737.00                                             $ 8,327.00

X                     X             [ILLEGIBLE]                                            [ILLEGIBLE]
X                     X             [ILLEGIBLE]                                            NSP
X                     X             [ILLEGIBLE]                                            NSP
X                     X             0053386.00                                             NSP
X                     X             0053388.00                                             NSP
X                     X             0053389.00                                             NSP
X                     X             0053390.00                                             NSP
X                     X             0053391.00                                             NSP

X                                   0030739.00                                             $ 5,052.00
X                                   0053412.00                                             NSP
X                                   0053403.00                                             NSP
X                                   0053410.00                                             NSP
X                                   0053415.00                                             NSP

X                                   0030740.00                                             $ 5,998.00

X                                   0030741.00                                             $ 1,144.00
X                                   0053407.00                                             NSP
X                                   0053408.00                                             NSP

X                                   0030742.00                                             $47,413.00

X         X                         0030743.00                                             $ 2,192.00
X         X                         0030744.00                                             $ 2,192.00

X         X                         0030763.00                                             $   700.00

X         X                         0030768.00                                             $   700.00


                                   Sqr19                                  Page 8

ORIGINAL DATE MARCH 1, 1996                                                     LOCATION: NPO
CONTRACT N00024-90-C-6013                                                       SQQ SPECIAL TOOLING
-----------------------------------------------------------------------------------------------------------------------
Phy. Inv.      REQUEST TO KEEP FOR:

Found                       Trans.  Bar Code
03/24/97  CAN   VIM   PWA   TB-16   Number           CATEGORY                   TOOL NUMBER     DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
X         X                         0030747.00   16   HELIUM LEAK TESTER        T220389         HELIUM LEAK TESTER

Loss Report Filed 4/28/97           0030748.00   17  TOW ASSY FIXTURES          T220390         TORSION TEST ADAPTER

X         X                         0053400.00   18  DESSICATOR SYSTEM          T220375         DESSICATOR SYSTEM

X         X                         0030750.00   19  CAN ASSY VACUUM CHAMBER    T220377
X         X                         0053411.00                                  T220377A        VACUUM OVEN
X         X                         0053400.00                                  T220377B        DIRECT DRIVE VACUUM PUMP

X                                   0030753.00   20  EXTRACT/INSERTION TOOLS    T220378
X                                   0030751.00                                  T220378A        HYDRAULIC CRIMPER
X                                   0030752.00                                  T220378B        HYDRAULIC CRIMPER
X                                   0053414.00                                  T220378C        AUTOMATIC CRIMPER
X                                   0                                           T220378D        AUTOMATIC CRIMPER

X                                   0030754.00   21  BOOTING SYSTEM WINCH       T220385         BOOTING SYSTEM WINCH

X         Only keep 04-9-97  X      0030766.00   22  TAKE-UP REEL               T220453         TAKE-UP REEL

X                                   0030754.00   23  BOUYANCY TEST SYSTEM       T220454         BOUYANCY TEST SYSTEM
X                                   [ILLEGIBLE]                                 T220454A        CARDINAL SCALE
X                                   [ILLEGIBLE]                                 T220454B        LOAD CELLS
X                                   [ILLEGIBLE]                                 T220454C        LOAD CELLS
X                                   0053400.00                                  T220454D        LOAD CELLS
X                                   0053401.00                                  T220454E        LOAD CELLS
X                                   0053402.00                                  T220454F        SUMMING BOX

X                                   0030757.00   24  STRINGING ASSY TENSION     T220455         STRINGING ASSY TENSION SYSTEM
X                                   0030757.00       SYSTEM                     T220455A        MOTOR

X                                   0030758.00   25  DROP TEST PLATFORM         T220456         DROP TEST PLATFORM

X         Only keep 04-9-97  X      [ILLEGIBLE]  26  VACUUM PUMP                T220522         VACUUM PUMP BARBEE VALVE


Found                       Trans.  Bar Code
03/24/97  CAN   VIM   PWA   TB-16   Number       MAKE              MODEL      SERIAL #     VALUE
-----------------------------------------------------------------------------------------------------------------------
X         X                         0030747.00                                             $23,877.00

Loss Report Filed 4/28/97           0030748.00                                             $ 2,868.00

X         X                         0053400.00                                             $ 3,641.00

X         X                         0030750.00                                             $ 4,545.00
X         X                         0053411.00   COLE PALMER INS   ND5053-10               NSP
X         X                         0053400.00   COLE PALMER INS   SA55KFL-5517            NSP

X                                   0030753.00                                             $20,479.00
X                                   0030751.00                                             NSP
X                                   0030752.00                                             NSP
X                                   0053414.00                                             NSP
X                                   0                                                      NSP

X                                   0030754.00                                             $ 7,364.00

X         Only keep 04-9-97  X      0030766.00                                             $45,444.00

X                                   0030754.00                                             $ 8,205.00
X                                   [ILLEGIBLE]                    738                     NSP
X                                   [ILLEGIBLE]                                            NSP
X                                   [ILLEGIBLE]                                            NSP
X                                   0053400.00                                             NSP
X                                   0053401.00                                             NSP
X                                   0053402.00                                             NSP

X                                   0030757.00                                             $ 6,779.00
X                                   0030757.00                                             NSP

X                                   0030758.00                                             $ 3,556.00

X         Only keep 04-9-97  X      [ILLEGIBLE]                                            $21,000.00



                                   Sqr19                                  Page 9

CONTRACT N00024-90-C-6013                                                                                        LOCATION: NPO
                                                                                                                 SQQ AGENCY PECULIAR

Items on this listing are required for further CAN work.  Requesting keep.
------------------------------------------------------------------------------------------------------------------------------------
                                      PART
                                     NUMBER
                                     OR TE             Serial
Found          BARCODE No.           NUMBER            Number                         DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
X              0021843.00           1213D0338             133              CAN ASSEMBLY
X              0021844.00           1213D0357             720              CAN ASSEMBLY, GCA SAMPLE AND HOLD
X              0021657.00           1213D0358             136              CAN ASSEMBLY, CAL/GCA COMMAND RECEIVER
X              0021666.00           1213D0359             085              CAN ASSEMBLY, A/D CONVERTER
X              0021845.00           1213D0359             218              CAN ASSEMBLY, A/D CONVERTER
X              0021846.00           1213D0369             043              CAN ASSEMBLY, HEADING SENSOR ELECTRONICS
X              0021653.00           1213D0689             549              CAN ASSEMBLY, +39V ACST, VOLTAGE REGULATOR
X              0021847.00           1213D0920             137              CAN ASSEMBLY, INVERSE GCA/OUT-OF-BAND FILTER
X              0021848.00           1213D1057             273              CAN ASSEMBLY, DEPTH SENSOR ELECTRONICS
X              0021861.00           1213D1448             160              CAN ASSEMBLY, ACOUSTIC MULTIPLEXER (12 TO 1) LF
X              0021849.00           1213D1449             186              CAN ASSEMBLY, ACOUSTIC MULTIPLEXER (12 TO 1) MF
X              0021862.00           1213D1450             385              CAN ASSEMBLY, ACOUSTIC MULTIPLEXER (12 TO 1) HF
X              0021850.00           1213D1451            2552              CAN ASSEMBLY, ACOUSTIC MULTIPLEXER LINE DRIVER
X              0021851.00           1213D3482             742              CAN ASSEMBLY, ACOUSTIC MULTIPLEXER (3 TO 1) VLF
X              0021852.00           1213D3528            2047              CAN ASSEMBLY, PRE-AMPLIFIER (LF)
X              0021853.00           1213D3529            2735              CAN ASSEMBLY, PRE-AMPLIFIER (MF)
X              0021854.00           1213D3530            5361              CAN ASSEMBLY, PRE-AMPLIFIER (HF)
X              0021855.00           1213D3531             189              CAN ASSEMBLY, PRE-AMPLIFIER (HF)
X              0021652.00           1213D3546             258              CAN ASSEMBLY, OVER VOLTAGE PROTECTION
X              0022238.00           1213D3559            0034              CAN ASSEMBLY,
X              0021656.00           1213D3584             071              CAN ASSEMBLY, PM/FC & CAL SQUARE WAVE GENERA
X              0021856.00           1213D3602             033              CAN ASSEMBLY, OSCILLATOR
X              0021660.00           1213D3612             268              CAN ASSEMBLY, PROM
X              0021661.00           1213D3612             270              CAN ASSEMBLY, PROM
X              0021654.00           1213D3651             264              CAN ASSEMBLY, NAD/VLF VOLTAGE REGULATOR
X              0021655.00           1213D3657             071              CAN ASSEMBLY, FORWARD POWER SUPPLY
X              0021662.00           1213D3664             048              CAN ASSEMBLY, DIGITAL MULTIPLEXOR
X              0021663.00           1213D3664             125              CAN ASSEMBLY, DIGITAL MULTIPLEXOR


                                      PART
                                     NUMBER
                                     OR TE             USED
Found          BARCODE No.           NUMBER             ON                 VALUE         PHYSICAL LOCATION
------------------------------------------------------------------------------------------------------------------------------------
X              0021843.00           1213D0338          CAN               $2,470.00           TDM Test
X              0021844.00           1213D0357          CAN               $3,700.00           TDM Test
X              0021657.00           1213D0358          CAN               $3,090.00           TDM Test
X              0021666.00           1213D0359          CAN               $4,940.00          GFE LOCK UP
X              0021845.00           1213D0359          CAN               $4,940.00           TDM Test
X              0021846.00           1213D0369          CAN                                  GFE LOCK UP
X              0021653.00           1213D0689          CAN               $2,470.00           TDM Test
X              0021847.00           1213D0920          CAN               $2,470.00           TDM Test
X              0021848.00           1213D1057          CAN               $3,700.00          GFE LOCK UP
X              0021861.00           1213D1448          CAN               $1,240.00          GFE LOCK UP
X              0021849.00           1213D1449          CAN               $1,240.00          GFE LOCK UP
X              0021862.00           1213D1450          CAN               $1,240.00          GFE LOCK UP
X              0021850.00           1213D1451          CAN               $1,240.00          GFE LOCK UP
X              0021851.00           1213D3482          CAN               $2,470.00          GFE LOCK UP
X              0021852.00           1213D3528          CAN               $2,470.00          GFE LOCK UP
X              0021853.00           1213D3529          CAN               $2,470.00          GFE LOCK UP
X              0021854.00           1213D3530          CAN               $2,470.00          GFE LOCK UP
X              0021855.00           1213D3531          CAN               $2,470.00          GFE LOCK UP
X              0021652.00           1213D3546          CAN               $2,470.00           TDM Test
X              0022238.00           1213D3559          CAN              $28,930.00      STRING ASSY DAMAGED
X              0021656.00           1213D3584          CAN               $3,210.00           TDM Test
X              0021856.00           1213D3602          CAN                 $324.00          GFE LOCK UP
X              0021660.00           1213D3612          CAN               $3,090.00          GFE LOCK UP
X              0021661.00           1213D3612          CAN               $3,090.00          GFE LOCK UP
X              0021654.00           1213D3651          CAN               $2,470.00           TDM Test
X              0021655.00           1213D3657          CAN               $2,470.00           TDM Test
X              0021662.00           1213D3664          CAN               $2,470.00           TDM Test
X              0021663.00           1213D3664          CAN               $2,470.00          GFE LOCK UP


                                   Sqr19                                 Page 10

CONTRACT N00024-90-C-6013                                                                                        LOCATION: NPO
                                                                                                                 SQQ AGENCY PECULIAR

Items on this listing are required for further CAN work.  Requesting keep.
------------------------------------------------------------------------------------------------------------------------------------
                                      PART
                                     NUMBER
                                     OR TE             Serial
Found          BARCODE No.           NUMBER            Number                         DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
X              0021659.00           1213D3673             253              CAN ASSEMBLY, DATA/DECODER/STATUS
X              0021664.00           1213D3683             266              CAN ASSEMBLY, CALIBRATION
X              0021857.00           1213D3714             669              CAN ASSEMBLY, PRE-AMPLIFIER (LF)
X              0021858.00           1213D3715             557              PRE-AMPLIFIER (MF)
X              0022237.00           1213D3759             167              TDM (W/O HOSE ASSEMBLY, STRINGING ASSEMBLY)
X              0021859.00           1213D3766            2255              CAN ASSEMBLY, PRE-AMPLIFIER (VLF)
X              0021860.00           1213D3826             558              CAN ASSEMBLY, PRE-AMPLIFIER (HF)

               Total Count:                35

                                      PART
                                     NUMBER
                                     OR TE             USED
Found          BARCODE No.           NUMBER             ON                 VALUE         PHYSICAL LOCATION
------------------------------------------------------------------------------------------------------------------------------------
X              0021659.00           1213D3673          CAN               $4,270.00           TDM Test
X              0021664.00           1213D3683          CAN               $2,470.00           TDM Test
X              0021857.00           1213D3714          CAN               $2,470.00          GFE LOCK UP
X              0021858.00           1213D3715          CAN               $2,470.00          GFE LOCK UP
X              0022237.00           1213D3759          MOD              $76,340.00           TDM Test
X              0021859.00           1213D3766          CAN               $1,240.00          GFE LOCK UP
X              0021860.00           1213D3826          CAN               $1,240.00          GFE LOCK UP

               Total Count:                35      Total Value:        $186,584.00


                                   Sqr19                                 Page 11

CONTRACT N00024-90-C-6013                                                                                        LOCATION: NPO
                                                                                                                 SQQ AGENCY PECULIAR

Items on this list are to be return to USN.
------------------------------------------------------------------------------------------------------------------------------------
                                      PART
                                     NUMBER
                                     OR TE             Serial
Found          BARCODE No.           NUMBER            Number                         DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
X              0022239.00           0411C0042            3282-021          SHIPPING CONTAINER
X              0022240.00           0411C0042            3282-023          SHIPPING CONTAINER
X              0022241.00           0411C0042            3282-024          SHIPPING CONTAINER
X              0022242.00           0411C0042            3282-022          SHIPPING CONTAINER
               0028385.00           0411C0042            None              SHIPPING CONTAINER
               0022236.00           1213D3533            0003              ACOUSTIC MODULE, VLF
               0022234.00           1213D2161            0117              VIBRATION ISOLATION MODULE, FORWARD
X              0021665.00           1213D3779            043(0022)         CAN ASSEMBLY, TRANSMIT/DRIVE/DECODE
               0022236.00           1213D4065            0021              ACOUSTIC MODULE MF
X              [ILLEGIBLE]          [ILLEGIBLE]          0005              TOW CABLE ASSEMBLY

               Total Count:                10

                                      PART
                                     NUMBER
                                     OR TE             USED
Found          BARCODE No.           NUMBER             ON                 VALUE         PHYSICAL LOCATION
------------------------------------------------------------------------------------------------------------------------------------
X              0022239.00           0411C0042          MOD               $1,500.00            SHIPPED
X              0022240.00           0411C0042          MOD               $1,500.00            SHIPPED
X              0022241.00           0411C0042          MOD               $1,500.00            SHIPPED
X              0022242.00           0411C0042          MOD               $1,500.00            SHIPPED
               0028385.00           0411C0042          MOD               $1,850.00            SHIPPED
               0022236.00           1213D3533          CAN              $49,840.00            SHIPPED
               0022234.00           1213D2161                           $10,530.00            SHIPPED
X              0021665.00           1213D3779          CAN               $3,700.00      SOLDER TRAINING LAB
               0022236.00           1213D4065                           $65,240.00            SHIPPED
X              [ILLEGIBLE]          [ILLEGIBLE]                          $8,000.00            SHIPPED

               Total Count:                10      Total Value:        $145,160.00


                                   Sqr19                                 Page 12

4-JUN-97                                                        TOOL MASTER LIST                                             Page: 1

Contract Number: N00024-90-C-6031                        Description: ST/STE P.O. 644594                               Customer: USN

Tool Number  Location/Vendor Loc Date  PM Date  Cal Tool Description             Part Number  Qty     Unit Cost   Rework   Tot. Cost
-----------  --------------- --------  -------  --------------------             -----------  ---     ---------   ------   ---------
T220181      9752RINS        07/17/96  07/09/96  Y  HOLE PSOITION GAGE REV B     8006905       1            437                  437
TE254158-5   D7A             03/18/92  07/11/96  N  CABLE, W5-2 SIGNAL                         1            406                  400

                                                                                            Tooling                 1            437
                                                                                            Test Equip.             1            400
                                                                                            Total                   2            837

4-JUN-97                                                        TOOL MASTER LIST                                             Page: 1

Contract Number: N00024-91-C-6001                        Description: ST/STE P.O. 644594                               Customer: USN

Tool Number  Location/Vendor Loc Date  PM Date  Cal Tool Description             Part Number  Qty     Unit Cost   Rework   Tot. Cost
-----------  --------------- --------  -------  --------------------             -----------  ---     ---------   ------   ---------
T219954-1    C4A OOS         03/12/96  06/27/96  Y  COMP HGT GAGE .030           8006925       1             69                   69
T219954-2    C4A OOS         05/26/94  06/27/96  Y  COMP HGT GAGE .030           8006925       1             69                   69
T219955-1    C4A             06/25/96  05/28/96  Y  COMP HGT GAGE .025           8006925       1             58                   58
T219955-2    C4A OOS         10/01/96  06/27/96  Y  COMP HGT GAGE .025           8006925       1             58                   58
T219955-3    D6F POS         02/14/97  06/27/96  Y  COMP HGT GAGE .025           8006925       1             58                   58
T219955-4    D6F POS         02/14/97  06/27/96  Y  COMP HGT GAGE .025           8006925       1             58                   58
T219956ABC   C7C             01/13/97  08/19/96  N  BONDING FIXTURE REV B        8006925       1           1320                 1320
T219961      TOWSON          04/27/94  09/30/96  N  COMP PREP FIXTURE            8005880       1            609                  609
                                                                                 8006940
                                                                                 8006950
                                                                                 8006950
                                                                                 8006955
                                                                                 8006925
                                                                                 8006935
                                                                                 8006930
                                                                                 8006945
T219978A/B1  C6A             10/23/95  07/08/96  N  BONDING FIXTURE              8006850       1            398                  398
T219978A/B2  C6A             10/23/95  07/08/96  N  BONDING FIXTURE              8006850       1            398                  398
T219980-1    C6A             09/27/96  06/27/96  Y  HGT GAGE .275 x 1.9          8006925       1             96                   96
                                                                                 8006960
                                                                                 8006930
T219980-2    C4A OOS         02/17/97  06/28/96  Y  HGT GAGE .275 x 1.9          8006925       1             96                   96
                                                                                 8006930
                                                                                 8006960
T219980-3    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .275 x 1.9          8006930       1             96                   96
                                                                                 8006925
                                                                                 8006960
T219980-4    D6F POS         02/14/97  06/27/96  Y  HGT GAGE .275 x 1.9          8006925       1             96                   96
                                                                                 8006930
                                                                                 8006960
T219981-1    C4A OOS         05/26/94  06/28/96  Y  HGT GAGE .275 x 2.1          8006925       1             54                   54
                                                                                 8006960
                                                                                 8006930
T219981-2    C4A             09/27/96  06/27/96  Y  HGT GAGE .275 x 2.1          8006960       1             54                   54
                                                                                 8006925
                                                                                 8006930
T219981-3    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .275 x 2.1          8006925       1             54                   54
                                                                                 8006960
                                                                                 8006930
T219981-4    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .275 x 2.1          8006925       1             54                   54
                                                                                 8006960
                                                                                 8006930
T219982-1    C4A OOS         05/31/94  06/27/96  Y  HGT GAGE .345 x 1.92         8006935       1             17                   17
                                                                                 8006955
T219982-2    C4A OOS         05/27/94  06/27/96  Y  HGT GAGE .345 x 1.92         8006935       1             17                   17
                                                                                 8006955
T219982-3    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .345 x 1.92         8006955       1             17                   17
                                                                                 8006935
T219982-4    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .345 x 1.92         8006935       1             17                   17
                                                                                 8006955

4-JUN-97                                                        TOOL MASTER LIST                                             Page: 2

Contract Number: N00024-91-C-6001                        Description: ST/STE P.O. 644594                               Customer: USN

Tool Number  Location/Vendor Loc Date  PM Date  Cal Tool Description             Part Number  Qty     Unit Cost   Rework   Tot. Cost
-----------  --------------- --------  -------  --------------------             -----------  ---     ---------   ------   ---------
T219983-1    C4A             03/12/96  06/26/96  Y  HGT GAGE .345 X 2.17         8006955       1            102                  102
                                                                                 8006935
T219983-2    C4A OOS         10/19/95  06/27/96  Y  HGT GAGE .345 X 2.17         8006955       1            102                  102
                                                                                 8006935
T219983-3    D6F POS         02/14/97  06/27/96  Y  HGT GAGE .345 X 2.17         8006955       1            102                  102
                                                                                 8006935
T219983-4    D6F POS         02/14/97  06/26/96  Y  HGT GAGE .345 X 2.17         8006935       1            102                  102
                                                                                 8006955
T219984-1    C4A OOS         05/27/94  06/27/96  Y  HGT GAGE .380 X 2.17         8006945       1              9                    9
                                                                                 8006950
                                                                                 8006940
T219984-2    C4A OOS         05/27/94  06/27/96  Y  HGT GAGE .380 X 2.17         8006950       1              9                    9
                                                                                 8006945
                                                                                 8006940
T219984-3    D6F POS         02/14/97  06/20/96  Y  HGT GAGE .380 X 2.17         8006940       1              9                    9
                                                                                 8006945
                                                                                 8006950
T219984-4    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .380 X 2.17         8006940       1              9                    9
                                                                                 8006950
                                                                                 8006945
T219985-1    C4A OOS         05/31/94  06/28/96  Y  HGT GAGE .380 X 1.92         8006950       1             87                   87
                                                                                 8006940
                                                                                 8006945
T219985-2    C4A             04/10/96  06/21/96  Y  HGT GAGE .380 X 1.92         8006945       1             87                   87
                                                                                 8006950
                                                                                 8006940
T219985-3    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .380 X 1.92         8006940       1             87                   87
                                                                                 8006950
                                                                                 8006945
T219985-4    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .380 X 1.92         8006945       1             87                   87
                                                                                 8006950
                                                                                 8006940
T219986-1    C4A OOS         03/03/95  06/28/96  Y  HGT GAGE .493 X 1.950        8006880       1             22                   22
T219986-2    C4A OOS         03/03/95  06/28/96  Y  HGT GAGE .493 X 1.950        8006880       1             22                   22
T219986-3    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .493 X 1.950        8006880       1             22                   22
T219986-4    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .493 X 1.950        8006880       1             22                   22
T219997-1    C4A             09/24/96  06/28/96  Y  HGT GAGE .045                8006880       1             49                   49
                                                                                 8006930
                                                                                 8006925
                                                                                 8006880
                                                                                 8006950
                                                                                 8006950
                                                                                 8006945
                                                                                 8006940
T219997-2    C4A             12/17/96  06/28/96  Y  HGT GAGE .045                8006940       1             49                   49
                                                                                 8006880
                                                                                 8006925
                                                                                 8006950
                                                                                 8006960
                                                                                 8006945
                                                                                 8006930

4-JUN-97                                                        TOOL MASTER LIST                                             Page: 3

Contract Number: N00024-91-C-6001                        Description: ST/STE P.O. 644594                               Customer: USN

Tool Number  Location/Vendor Loc Date  PM Date  Cal Tool Description             Part Number  Qty     Unit Cost   Rework   Tot. Cost
-----------  --------------- --------  -------  --------------------             -----------  ---     ---------   ------   ---------
T219998-1    C4A             09/27/96  06/21/96  Y  HGT GAGE .040                8006880       1             49                   49
                                                                                 8006950
                                                                                 8006925
                                                                                 8006930
                                                                                 8006940
                                                                                 8006945
                                                                                 8006950
T219998-2    C4A OOS         04/10/96  06/21/96  Y  HGT GAGE .040                8006880       1             49                   49
                                                                                 8006930
                                                                                 8006950
                                                                                 8006945
                                                                                 8006940
                                                                                 8006950
                                                                                 8006925
T219998-3    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .040                8006880       1             49                   49
                                                                                 8006925
                                                                                 8006950
                                                                                 8006960
                                                                                 8006940
                                                                                 8006930
                                                                                 8006945
T219998-4    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .040                8006960       1             49                   49
                                                                                 8006950
                                                                                 8006880
                                                                                 8006940
                                                                                 8006925
                                                                                 8006930
                                                                                 8006945
T219999-1    C4A OOS         05/31/94  06/28/96  Y  HGT GAGE .325 X 2.17         8006925       1             71                   71
T219999-2    C4A OOS         05/31/94  06/28/96  Y  HGT GAGE .325 X 2.17         8006925       1             71                   71
T219999-3    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .325 X 2.17         8006925       1             71                   71
T219999-4    D6F POS         02/14/97  06/28/96  Y  HEIGHT GAGE                  8006925       1             71                   71
T220000-1    C4A OOS         06/06/94  06/28/96  Y  HGT GAGE .325 X .1.92        8006925       1             65                   65
T220000-2    C4A OOS         06/29/94  06/28/96  Y  HGT GAGE .325 X .1.92        8006925       1             65                   65
T220000-3    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .325 X .1.92        8006925       1             65                   65
T220000-4    D6F POS         02/14/97  06/28/96  Y  HGT GAGE .325 X .1.92        8006925       1             65                   65
T220008      C6A             02/26/92  07/08/96  N  ROUTER DRILL FIXT REV D      8006900       1            649                  648
                                                                                 8006898
T220033-1    9232C           06/14/96  06/14/96  Y  MOLD MASTER PATTERN          8006900       1            422                  422
T220033-2    9232C           06/14/96  06/14/96  Y  MOLD MASTER PATTERN          8006900       1            422                  422
T220043      C6A             10/25/96  10/25/96  N  CABLE BRD, W4 EXTERNAL       8006965       1            365                  365
T402918-1    C6B             03/09/92  07/08/96  N  SPANNER WRENCH                             1             75                   75
T402918-2    C6B             03/09/92  07/08/96  N  SPANNER WRENCH                             1             73                   73
T402918-3    C6B             03/09/92  07/08/96  N  SPANNER WRENCH                             1             73                   73
T402922      9852E           04/30/97  06/28/96  Y  CRIMP TOOL                   8006917-301   1            158                  158
T402931      C4A OOS         11/28/94  06/28/96  Y  CRIMP TOOL                                 1            158                  158
TE254115     D3F POS         02/11/97  07/10/96  N  T/F MOTHER BOARD             8006910       1            650                  650
TE254122     9852B           06/20/96  06/20/96  N  TEXT FIXT A1&A2 BOARD        8006955       1           1000                 1000
TE254123     9852B           06/20/96  06/20/96  N  TEXT FIXT A3 BOARD           8006935       1            950                  950
TE254124     9852B           06/20/96  06/20/96  N  TEXT FIXT A4 BOARD           8006940       1            950                  950

4-JUN-97                                                        TOOL MASTER LIST                                             Page: 4

Contract Number: N00024-91-C-6001                        Description: ST/STE P.O. 644594                               Customer: USN

Tool Number  Location/Vendor Loc Date  PM Date  Cal Tool Description             Part Number  Qty     Unit Cost   Rework   Tot. Cost
-----------  --------------- --------  -------  --------------------             -----------  ---     ---------   ------   ---------
TE254125     9852B           06/20/96  06/20/96  N  TEST FIXT A5 BOARD           8006930       1            975                  975
TE254126     9852B           06/20/96  06/20/96  N  TEST FIXT A6 BOARD           8006945       1            950                  950
TE254127     9852B           06/20/96  06/20/96  N  A7/A8 BRD, TEST FIXT         8006950       1           5000                 5000
TE254128     9852B           06/20/96  06/20/96  N  TEST FIXT A8 BOARD           8006950       1           1000                 1000
TE254129     9852E           05/18/90  06/21/96  N  T/F A9 BD/XFMR HV COUP       8006880       1            900     1200        2100
TE254130     9852B           06/20/96  06/20/96     PMFL WORD GEN A1/A2BD                      1           1500                 1500
TE254131     9852E           06/13/96  06/13/96  Y  SYSTEM T/S STIMULATOR                      1          20000    22000       42000
TE254131-2   9852EHK         06/13/96  06/13/96  Y  POWER SUPPLY                               1            500                  500
TE254131-3   9852B           06/14/96  06/14/96  N  CABLE, W4 TARC PWR                         1            400                  400
TE254131-4   9852E           06/13/96  06/13/96  N  CABLE, W5 TARC SIQ                         1            400                  400
TE254131-5   9852E           06/13/96  06/13/96  N  CABLE, W6 STIM JUMPER                      1            400                  400
TE254131-6   9852E           06/13/96  06/13/96  N  CABLE, W7 HV/LV P/S                        1            400                  400
TE254131-7   D7A             03/24/92  07/11/96  N  CABLE, W8 HVPS/STIM                        1            400                  400
TE254131-8   9852E           06/13/96  06/13/96  N  CABLE, W10 HVPS/HV FLT                     1            400                  400
TE254132     9852B           06/13/96  06/13/96  N  ESP CABLE 95D                              1            150                  150
TE254133     9852B           06/14/96  06/14/96  N  ESP CABLE 96D                              1            170                  170
TE254134     9852B           06/14/96  06/14/96  N  ESP CABLE 97D                              1            175                  175
TE254138-1   9852B           06/14/96  06/14/96  N  ESP CABLE J1, 1 CONN         8006910       1            150                  150
TE254138-2   9852B           06/14/96  06/14/96  N  ESP CABLE J2, 2 CON          8006910       1            150                  150
TE254138-3   9852B           06/14/96  06/14/96  N  ESP CABLE J3, 12 CONN        8006910       1            150                  150
TE254138-4   9852B           06/14/96  06/14/96  N  ESP CABLE J4, 13 CONN        8006910       1            150                  150
TE254138-5   9852B           06/14/96  06/14/96  N  ESP CABLE J5, 17 CONN        8006910       1            150                  150
TE254138-6   9852B           06/14/96  06/14/96  N  ESP CABLE J6, 22 CONN        8006910       1            150                  150
TE254138-7   9852B           06/14/96  06/14/96  N  ESP CABLE J7, 27 CONN        8006910       1            150                  150
TE254138-8   9852B           06/14/96  06/14/96  N  ESP CABLE J8, 32 CONN        8006910       1            150                  150
TE254155     D6B             02/28/92  07/11/96  N  TEST FIXTURE-A4, A5 UNIT #5  8006930       1           5000                 5000
                                                                                 8006940
TE254156     9852B           06/20/96  06/20/96     TEST FIXTURE A6              8006945       1           6000                 6000
TE254157     D6B             02/26/92  07/11/96  N  TEST FIXTURE A9              8006880       1           4000                 4000
TE254158     D7A             03/24/92  07/11/96     SYSTEM TEST SET STIM 1                     1         140000               140000
TE254158-1   D6D             02/04/94  07/11/96  N  BREAKOUT BOX                               1            400                  400
TE254158-3   D7A             03/18/92  07/11/96  N  CABLE, W4 LOW VOLT P/S                     1            300                  300
TE254158-4   D7A             03/18/92  07/11/96  N  CABLE, W5-1 SIGNAL                         1            300                  300
TE254158-6   D7A             03/18/92  07/11/96  N  CABLE, W7 HV/LV P/S                        1            400                  400
TE254158-7   9852E           05/13/96  06/13/96  N  CABLE, W5-3 SIGNAL                         1            200                  200
TE254158-8   D7A             03/18/92  07/11/96  N  CABLE, INTERFACE W3                        1             75                   75
TE254159     9852E           04/06/95  06/21/96  Y  SYSTEM TEST SET STIM 2                     1          37500                37500
TE254159-1   9852E           04/06/95  06/21/96     Z LOAD                                     1            500                  500
TE254171     9852BESP        06/14/96  06/14/96  N  ESP CABLE 9E                               1            200                  200
TE254228-1   TELFWHSE        08/01/93  06/02/96  Y  CABLE SIMULATOR (ENG)                      1           8500                 8500
TE254228-2   9852E           06/13/96  06/13/96  Y  CABLE SIMULATOR (PROD)                     1           8000      375        8375
TE254241     9855 E/L        10/04/95  07/23/96  N  POWER SUPPLY, LOW VOLT                     1            600                  600
TE254255     D6B             08/12/96  08/12/96  N  CABLE, STIMULATOR TEST                     1            180                  180
TE254265     D6D             02/04/94  07/11/96  N  BURN-IN T/F A4 BRD                         1           1900                 1900
TE254271     9852E           06/13/96  06/13/96  N  FILTER, HIGH VOLTAGE P/S     8016543       1            250                  250

                                                                                            Tooling                 61          7875
                                                                                            Test Equip.             48        276350
                                                                                            Total                  109        284225

4-JUN-97                                                        TOOL MASTER LIST                                             Page: 1

Contract Number: N00024-92-C-6225                          Description: NSIS (NORDEN)                                  Customer: USN

Tool Number  Location/Vendor Loc Date  PM Date  Cal Tool Description             Part Number  Qty     Unit Cost   Rework   Tot. Cost
-----------  --------------- --------  -------  --------------------             -----------  ---     ---------   ------   ---------
T220598      D6F POS         02/11/97  07/12/96  N  HOLDING FIXTURE                            1               425               425
TE254411-1   8002            06/29/93  08/06/96     P.C. S/M 9207054                           1              4525              4525
TE254411-2   8002            06/29/93  08/06/96     COLOR MONITOR, ARCUS                       1                 0                 0
TE254411-3   D5D             08/15/96  08/15/96  N  DIGITAL TAPE RECORDER                      1              3695              3695
TE254411-4   8002            06/29/93  08/05/96     DATA TRANSLATION BOARD                     1              3395              3395

                                                                                            Tooling                  1           425
                                                                                            Test Equip.              4         11615
                                                                                            Total                    5         12040

                        Schedule 4.23 - Entire Business

No items to schedule.

                           Schedule 4.25 - Insurance

See following pages.

See also Schedule 4.11.

================================================================================
[ALLIED SIGNAL LOGO]     Title:                                 Risk
                         AUTOMOBILE LIABILITY                   Management
                         DOMESTIC                               Manual
-----------------------                                         ----------------
Supersedes:   Date:                                             Page: 1
5/96          5/97
--------------------------------------------------------------------------------

AUTOMOBILE LIABILITY INSURANCE - U.S.

Insurance Company

The Travelers Indemnity Company

Policy No.

TC2EE-CAP-173T4473-TCT-97  Texas
Bond 470J1965              Massachusetts
TC2J-CAP-201T485-A-TIL-97  Virginia
TC2J-CAP-173T445-5-TIL-97  All Others (excluding Texas, Virginia, Massachusetts)
TJEAP-225T169-8-97         Massachusetts Excess

Coverage

This policy covers the legal liability of AlliedSignal Inc. which may result from the ownership, maintenance, or use of any automobile (hired, non-owned, long-term leased, or owned). Coverage includes bodily injury liability, property damage liability, medical payments coverage, no fault coverage and uninsured/underinsured motorists protection. There is no coverage under this policy for physical damage to AlliedSignal Inc. units. This policy will pay first dollar coverage for damages to third parties for which we are legally liable, notwithstanding a $2,000,000 deductible each occurrence, bodily injury and property damage combined, including expense. Travelers is reimbursed via a daily cash transfer system for claims within the deductible area.

Policy Period

4/1/97 - 4/1/98

Limits of Liability

COVERAGE                               LIMITS OF LIABIlITY
--------                               -------------------
Bodily Injury and                      $2,000,000 per occurrence
Property Damage Liability              Combined Single Limit
Medical Payments                       $5,000 Each Person
Uninsured/Underinsured Motorists       Statutory Limits
Statutory No-Fault coverage in
 states where applicable

Basis of Premium Charge


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Prior to renewal each year, the Risk Management Department sends each operation a form to be completed. The form indicates the number of vehicles by category. Premium is then charged on the number of vehicles in each of five classes (automobiles, vans, trucks, tractors and buses) as well as three experience rate levels relating to the operation's past losses.

Short-Term Leased Vehicles
(Less than one year)

For automobiles rented/leased with the Corporate American Express Card within the United States, no matter which leasing company is used to lease a short-term vehicle, the insurance waiver for the collision deductible should be accepted. If not rented/leased with the Corporate American Express Card, it will be up to the individual operating unit's management to decide whether or not the employee waives or accepts the waiver for collision deductible. This decision should be based on the costs/benefits of the operating unit's rental experience.

Use of Personal Automobile on Company Business

The AlliedSignal Inc. Corporate Risk Management Program does not provide coverage for physical damage to an employee's vehicle or for the employee's liability to third parties. An employee using their own automobile on company business must look to their own personal insurance carrier for coverage.

At the discretion of Corporate Management the Corporate Automobile Liability Policy will provide liability insurance in excess of the employee's personal automobile liability limits while an employee is using his personal car on company business.

Notice and Handling of Claims

A.    Litigation

      If you receive a copy of a Summons, Complaint, Petition or other legal paper indicating that AlliedSignal Inc., one of its subsidiaries, divisions or employees is involved in a lawsuit, immediately contact your Regional Counsel. Forward legal papers to your counsel with copies to the Corporate Risk Management Department.

B.    Other Claims

      The following Motor Vehicle Accident Reporting Form is to be completed in full and returned to the Corporate Risk Management Department. The information is necessary to attempt recovery from the adverse driver and also enable proper credit of any recovery.


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
================================================================================
[ALLIED SIGNAL LOGO]     Title:                                 Risk
                         BLANKET CRIME                          Management
                                                                Manual
-----------------------                                         ----------------
Supersedes:   Date:                                             Page: 1
2/96          2/97
--------------------------------------------------------------------------------

BLANKET CRIME INSURANCE

Insurance Company

National Union Fire Insurance Co.         Federal Insurance Company

Coverage

This policy will reimburse AlliedSignal for loss of money, securities and other property resulting from perils insured, i.e., employee dishonesty, safe burglary, robbery, hold up, and forgery, subject to the limits of liability stated below.

Policy Period

12/31/95 - 12/31/98

Limits of Liability

--------------------------------------------------------------------------------
TYPE OF LOSS                                LIMIT            DEDUCTIBLE
--------------------------------------------------------------------------------
Employee Dishonesty
Loss Inside Premises
Loss Outside Premises
Depositors Forgery Coverage              $50,000,000         $1,000,000
Loss of Precious Metals
Money Orders, Counterfeit
Paper & Credit Card Forgery*
--------------------------------------------------------------------------------

* $1,000,000. Limitation on credit card forgery

Basis of Premium Charge

Premium is based on census and precious metals exposure.

Notice an Handling of Claims

Report losses to the Risk Management Department, Corporate Controller, the Director of Corporate Services and the Director of Corporate Auditing in accordance with Vol. I Section 1.6 of the AlliedSignal Controller's Manual.

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
================================================================================
[ALLIED SIGNAL LOGO]     Title:                                 Risk
                         DIRECTORS & OFFICERS                   Management
                         LIABILITY                              Manual
-----------------------                                         ----------------
Supersedes:   Date:                                             Page: 1
2/96          2/97
--------------------------------------------------------------------------------

DIRECTORS & OFFICERS LIABILITY

For information on this coverage contact Lois Fuchs at (973) 455-5916.


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

================================================================================
[ALLIED SIGNAL LOGO]     Title:                                 Risk
                         FIDUCIARY LIABILITY                    Management
                                                                Manual
-----------------------                                         ----------------
Supersedes:   Date:                                             Page: 1
2/96          2/97
--------------------------------------------------------------------------------

FIDUCIARY LIABILITY

Insurance Company

a) National Union
b) CNA Insurance
c) Reliance Insurance
d) ACE Insurance

Coverage

This coverage will pay on behalf of any individual construed to be a fiduciary under ERISA and AlliedSignal Inc. and its subsidiaries, claims made during the policy period for breach of fiduciary duty in the administration of Employee Benefit Plans as governed under ERISA or similar Canadian, U.K.
or other foreign laws.

Policy Period

12/31/95 - 12/31/98

Limits of Liability

Contact the Risk Management Department for specific limit information.

Deductible

The Corporate deductible is $250,000 per loss (incl. defense). First dollar coverage is provided to individual fiduciaries.


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

================================================================================
[ALLIED SIGNAL LOGO]     Title:                                 Risk
                         GENERAL & AUTO LIABILITY               Management
                         FOREIGN                                Manual
-----------------------                                         ----------------
Supersedes:   Date:                                             Page: 1
5/96          5/97
--------------------------------------------------------------------------------

COMPREHENSIVE GENERAL & AUTOMOBILE LIABILITY - FOREIGN

Insurance Company

Zurich-American Insurance Company
Policy No. CGL 68-63-617-04

Coverage - General Liability

This policy pays on behalf of or indemnifies AlliedSignal Inc. for all sums which they shall become obligated to pay by reason of third party liability imposed by law for damages because of bodily injury, sickness or disease, and/or injury to or destruction of property, including the loss of use thereof, caused by an occurrence.

Coverage under this policy also includes (but is not limited to) the following types of liability claims: products (excluding aircraft products), completed operations and contractual liability.

Policy Period

4/1/97 to 4/1/98

Limits of Liability (In US dollars)

General Liability

$2,000,000 combined single limit, per occurrence/$20,000,000 in the aggregate $2,000,000 Products Liability and Completed Operations per occurrence/$4,000,000 in the aggregate

Automobile Liability

      Bodily Injury/Property Damage           $2,000,000 combined single limit

      Hired car and non-ownership coverage is included.

Deductibles

General Liability

      None

Automobile Liability


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      For owned automobiles, this coverage is excess and difference in conditions over local statutory limits or $25,000 SIR, whichever is greater.

Local Automobile Insurance Guidelines

Automobile insurance is broken down into 2 main categories:

1.    Automobile Liability for bodily injury and property damage to others

2.    Physical damage to the vehicle to include collision, theft, etc.

The purchase of physical damage insurance is prohibited by Corporate policy.

As respects automobile liability, this subject can be broken down into two more categories:

A.    Liability arising out of the use of owned or leased vehicles

B. Liability arising out of the use of vehicles not owned, hired or leased by AlliedSignal. This category includes vehicles that are owned by AlliedSignal employees and used on company business with the permission of the company.

In item "A" above, the owned or leased vehicles must carry local automobile liability insurance. In most countries, the local vehicle registration laws require that the operating unit maintain automobile liability insurance for those vehicles.

Non-owned vehicle coverage is provided as an adjunct to our general liability program. Such coverage wilt also normally be provided on an admitted basis as part of the locally issued general or automobile liability policies. It is important to note, however, that this coverage does not extend to personal use of employees' vehicles. It is intended to protect AlliedSignal and may, depending on the discretion of the Risk Management Department, be extended as excess coverage to its employees as respects liability arising from employees using personal cars on company business. Therefore, it is imperative that all employees continue to maintain their own personal automobile insurance.

With respect to the Zurich-American USA policy, it extends on a broader and excess basis to all categories of automobile liability indicated above, over a minimum primary limit of $25,000 or the local statutory limit, whichever is greater.

On the subject of rented automobiles, the major rental firms with whom we deal provide liability insurance as part of the rental agreement. Our international program provides insurance protection for both AlliedSignal and the employee, while on company business, for coverage in excess of that offered by the automobile contract.

The Zurich-American program does not mandate that the local admitted automobile insurance be placed with the Zurich-American network facility in the various countries. However, with all other factors being equal, we strongly encourage the use of the Zurich-American for the admitted automobile liability program. Whether or not the Zurich-American is used, the J&H local facility is to be the broker for the automobile insurances.

Basis of Premium Charge - General & Automobile Liability


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

Premium is based on non-aircraft sales and number of vehicles.

Notice and Handling of Claims

The original of each report and of supporting papers are to be submitted to the local Zurich representative servicing the area where the accident occurred, with copies sent to the Risk Management Department at

      201 Columbia Road
      Morristown, New Jersey 07962


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

================================================================================
[ALLIED SIGNAL LOGO]     Title:                                 Risk
                         GENERAL LIABILITY - DOMESTIC           Management
                                                                Manual
-----------------------                                         ----------------
Supersedes:   Date:                                             Page: 1
5/96          5/97
--------------------------------------------------------------------------------

GENERAL LIABILITY INSURANCE

Insurance Company

The Travelers Indemnity Company
U.S. Policy No. TC2J-GLSA-199T573-A-TIL-97

Coverage

This policy will pay on behalf of AlliedSignal Inc. & subsidiaries all sums the insured is legally liable to pay, for damages arising from bodily injury and property damage liability, resulting from a product or activity of the insured and caused by an occurrence.

Coverage under this policy includes (but is not limited to) the following types of liability claims products (excluding aircraft products), completed operations, contractual liability. This policy will pay first dollar coverage for damages to third parties for which we are legally liable, notwithstanding our current deductible of $3,000,000 each occurrence, bodily injury and property damage combined, including expenses. Travelers is reimbursed via a daily cash transfer system for claims within the deductible area.

Policy Period

4/1/97 - 4/1/98

Limits of Liability (1)

A. General Liability (excl. products) -$3,000,000 each occurrence combined limit for bodily injury, sickness, disease or death or physical injury to or destruction of tangible property.

B. Product Liability (excl. aircraft products) and Completed Operations Liability - $3,000,000 each occurrence combined limit for bodily injury and property damage subject to an aggregate(2) of $10,000,000.

      (1) Defense costs are paid in addition to the limits of liability.

      (2) Aggregate is eroded by indemnity payment within both the deductible & pure insurance areas.

Basis of Premium

8% is based on wages - this covers premises type exposure
60% is based on historical loss experience.
32% is based on non-aircraft sales.


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NOTICE AND HANDLING OF CLAIMS

A.    Litigation

      If you receive a copy of a Summons, Complaint, Petition or other legal paper indicating that AlliedSignal Inc., one of its subsidiaries, divisions, operating units or employees is involved in a lawsuit, immediately contact the Law Department. Forward legal papers to your assigned company Counsel with copies to the Risk Management Department

B.    Other Claims and Incidents

      Report all other claims and incidents under this coverage by submitting a comprehensive narrative report to the Risk Management Department and The Travelers Insurance Company. For serious claims telephone the Risk Management Department and provide all available information.

      Your written report should include all relevant aspects of the claim, especially the following items:

      1.    Date of accident or loss
      2.    Persons involved and extent of their injuries
      3.    Extent of Property Damage
      4.    Short narrative of what took place
      5.    Copies of available accident reports and witness statements

      The Risk Management Department and the local Travelers office will work with you in every aspect of a claim under this coverage, so that final disposition is made in the most beneficial and expeditious manner.

C.    Environmental Claims

      See Excess Liability Section.

GENERAL LIABILITY INSURANCE- CANADA

Insurance Company

The Guardian Insurance Company
Policy No. 1412000

Policy Period

4/1/97 - 4/1/98

Coverage

Coverage is the same as provided in the United States.


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================================================================================
[ALLIED SIGNAL LOGO]     Title:                                 Risk
                         EMPLOYEE TRIP TRANSIT                  Management
                                                                Manual
-----------------------                                         ----------------
Supersedes:   Date:                                             Page: 1
5/96          5/97
--------------------------------------------------------------------------------

EMPLOYEE TRIP TRANSIT

Insurance Company

Fireman's Fund Insurance Company
Policy No. OP-18530

Coverage

Provides worldwide coverage on household goods and personal effects of AlliedSignal's officers and employees while in transit by any mode of conveyance, including risks while on docks, platforms, wharves, sidings, awaiting transshipments or being transshipped, and held covered while in warehouses. Insured against "All Risks" of physical loss and/or damage from any external cause exclusions considered uninsurable, such as nuclear, wear and tear, insects, inherent vice and gradual deterioration. Coverage does not apply to loss of accounts, bills, currency, deed, evidences of debt, money, notes or securities. Jewelry and watches require prior Risk Management Department approval at rates to be agreed upon. Coverage attaches from the time goods are being packed for shipment and covering continuously until same are safely delivered and unpacked at the final destination, but only at and between the places as reported on AlliedSignal's monthly report required to be made under the policy.

For questions on Monthly Reporting, please contact Fran Watkins in Morristown.

Policy Period

5/1/97-4/30/98

Limit of Liability

$400,000 any one shipment at any one time.

Deductible

None

Notice of Handling of Claims

Report to the AlliedSignal Risk Management Department who shall report prompt notice to the Fireman's Fund Insurance Company.

All potential claims in excess of $500 shall be reported to:

     Mr. Tom Lynch
     Fireman's Fund Insurance Company


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

Ocean Marine Claims
One Liberty Plaza
New York, NY 10006


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

================================================================================
[ALLIED SIGNAL LOGO]     Title:                                 Risk
                         MARINE CARGO                           Management
                                                                Manual
-----------------------                                         ----------------
Supersedes:   Date:                                             Page: 1
5/96          5/97
--------------------------------------------------------------------------------

OCEAN CARGO INSURANCE INCLUDING WAR RISK

Insurance Company

Fireman's Fund Insurance Company
Policy No. OP-18529 - Ocean Cargo
Policy No. OP-18530 - Household and Personal Effects

Coverage

This policy covers 100% interest in shipments worldwide (excluding shipments within the US & Canada), by vessel and air freight for account of AlliedSignal Inc. and its overseas customers on merchandise incidental to the business of the insured.

Valuation of goods normally includes prepaid or advanced or guaranteed freight or other charges incurred prior to shipment, plus 10%. Policy provides for certain alternative valuation clauses.

Limits of Liability

1.    $15,000,000 per any one vessel or conveyance including aircraft.

      $400,000 per any one household effects shipment

      $50,000 per package shipped by mail or parcel post and $50,000 in any one package and/or baggage while in the custody of a messenger whether an employee of AlliedSignal Inc. or otherwise.

2. Shipments originating within the United States and Canada are excluded if the destination is also within the US or Canada.

3. War Risk applies only while goods are carried on overseas vessels or aircraft. It does not apply prior to being on-board or after arrival at intended port of discharge.

4. War Risk does not cover loss or damage caused by or resulting from commandeering, preemption, requisition, nationalization or seizure or destruction under quarantine or customs regulations.

5. Geographical Limits - coverage is on the basis known as "World to World", i.e., from ports and places in the world to ports and places in the world.

6. All merchandise with exception of Dry Bulk Cargo and Liquid Bulk Cargo is insured for "All Risks" conditions. Intracompany shipments are subject to a $5,000 deductible. Note, in view of the sensitive nature of our products, under deck stowage should always be requested from the Steamship Companies.


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

Dry Bulk Cargo is insured for "All Risks". However, claims for leakage and/or shortage and/or loss in weight are subject to a one-half (.5%) deductible applied to the insured value of the entire shipment.

Bulk Liquid Products are insured:

"All Risks" excluding shortage, leakage, and/or contamination unless caused by or arising out of the vessel being stranded, sunk, burnt, or in collision. Contamination resulting from stress of weather is covered.

Claims are payable subject to deductible for normal shortage.

Options are given to cover Bulk Liquid Cargo for:

      a. "All Risks" excluding unexplained shortage and/or loss in weight. Claims for differences between shipped and outturn weights are subject to a .5% deductible applied to contents of each tank.

      b. "All Risks" including coverage for all shortage and/or loss in weight subject to deductible of .5% applied to contents of each tank.

            Warranties are in effect with respect to tank cleanliness, loading and survey requirements.

7. Temporary detention coverage is provided for goods during interruption of transit and in temporary storage for repacking, consolidation, inspection, storage or allocation for up to 60 days.

8.    Duty coverage on imports included where required.

9.    Sixty (60) days notice of cancellation.

10. Foreign storage coverage is provided for goods in storage up to $500,000 each unnamed location. The risks of Earthquake and Flood are excluded at unnamed locations; but these risks may be restored if location is named within thirty (30) days of receipt of merchandise. A specific endorsement must be secured to name the location and respective limit. Prompt notice must be given when goods are placed in storage indicating location, amount and goods at risk.

11.   Contingency - For Exports Only

      Depending on the Contracts of Sale, the buyer will arrange their own Marine insurance, thus AlliedSignal will not insure the shipment on behalf of the buyer under the Corporation's Ocean Marine Insurance Policy. For one reason or another, title in the goods may revert to the seller, i.e., by exercise of rights of stoppage in transit or rejection of the goods by the buyer. Or the buyer might refuse to pay for the merchandise because of loss and/or damage.

      In order to protect AlliedSignal's interest in the preceding, AlliedSignal has the option provided such option is exercised prior to any known or reported loss to insure all goods and/or merchandise sold to others whereby AlliedSignal is not obligated to provide Ocean Cargo insurance for the Contingency Interest of AlliedSignal Inc.


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

      This coverage will indemnify AlliedSignal for loss incurred due to perils insured against under the Corporation's Ocean Marine Insurance Policy.

12.   Exhibitions

      All goods and/or merchandise property of AlliedSignal Inc. while on tour and/or display in exhibitions, showrooms and/or trade shows or otherwise including all incidental transit are covered under the Marine Insurance Program. Excluding exhibitions, showrooms and/or trade shows, etc., in the United States.

      The limit of this coverage is $100,000. Excess coverage provided under foreign property program.

13.   Increased Value/Difference in Conditions - For Imports Only

      Depending on the Contracts of Sale, AlliedSignal will purchase various merchandise from vendors located outside the United States in which the Seller will arrange the Ocean Marine Insurance. Thus in the event of loss or damage, AlliedSignal will have to rely on the Sellers insurance to be reimbursed for the loss.

      In order to fully protect AlliedSignal's interest, AlliedSignal has the option, provided such option is exercised prior to any known or reported loss, to insure all goods and/or merchandise purchased by AlliedSignal on Cost, Insurance, Freight (C.I.F.) or other terms of purchase whereby the Marine insurance is provided by the seller or others for Difference in Conditions and Increased Value as stated in the Corporation's Ocean Marine Insurance Policy.

Policy Period

5/1/94 until cancelled.

Notice and Handling of Claims

In the event of loss:

- Make every reasonable effort to minimize the loss. Act as a prudent uninsured cargo owner would. Reasonable expenses incurred in minimizing a loss are recoverable.

- Take proper delivery exceptions and file claim against the transportation carrier. Do the necessary to preserve insurer's recovery rights against the carrier.

- Promptly report the loss to AlliedSignal's Risk Management Department (domestic shipment and imports) or insurer's settling agent (exports).

INTERNATIONAL SHIPMENTS

Import Shipments (From Foreign to U.S.)

      Inspect Cargo

      Before accepting your shipment from the carrier, carefully inspect the cargo. If damages or shortages are observed, make the appropriate notation on the delivery receipt. If damage is


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

      suspected but not readily apparent, note on the delivery receipt "Subject to Inspection." At this time, take any practical steps to minimize the loss.

File Claim on Carrier

      Promptly file written claim against the transportation carrier. (See sample claim letter).

      Prompt notice is very important as claims can be disallowed within a short period. For example, a claim for damage to an air shipment must be filed within seven days. FAILURE TO FILE PROMPTLY AGAINST THE CARRIER MAY PREJUDICE YOUR INSURANCE CLAIM.

File Insurance Claim

Promptly report the loss to AlliedSignal's Risk Management Department who will in turn notify insurer.

If the loss exceeds $5,000 or involves unusual circumstances, the initial report should be made by telephone, so that insurer might arrange to have a surveyor inspect the damages promptly. The surveyor issues his report to insurer relating the nature, cause and extent of loss.

Regardless of the amount of the loss, do not dispose of any damaged cargo until settlement is agreed or advised to do so by the surveyor.

Claims Documentation

Cargo claims are essentially adjusted on the basis of documentation. It is your obligation to demonstrate your claim by providing the Risk Management Department with documentation which shows the loss was incurred during transit and which substantiates the values being claimed.

The following documents are required for claims on imports:

- File an itemized statement as to the amount claimed
- Bills of Lading (Ocean, Air and Inland). If claim is for non-delivery of an entire shipment all original ocean bills of lading are required.
- Commercial Invoice
- Packing List
- Consumption Entry Report (if duty is insured).
- Copy of claim against the carrier and reply, if any.
- Delivery Receipt showing exceptions.
- Trailer Interchange Receipt (for containerized shipments).
- Carrier's confirmation of non-delivery (when claiming non-delivery of an entire shipping package).
- Repair/reconditioning invoices or estimates.

This list includes the documents commonly needed to demonstrate a cargo claim. Be sure to submit any other documentation which would substantiate your claim.

General Average

In case a General Average is reported, the Average Adjusters require either a cash deposit or a General Average Guarantee from an Underwriter authorized to do business in the country where security is


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

taken.

The cargo generally will not be released until the Average Adjusters receive the Average Bond or Average Agreement and the General Average Guarantee.

Be prepared to furnish identification of the Average Adjuster, details of the casualty, description and value of cargo, the Bill of Lading number and date, and identification of the insurance declaration. Alexander & Alexander will then arrange for the Underwriter to issue a General Average Guarantee or to post a cash deposit.

The documentation required is as follows:

a. Invoice
b. Bill of Lading
c. Copy of the signed Average Bond or Average Agreement
d. Insurance Certificate or Insurance Declaration

After the cargo is released for delivery and the documentary requirements fulfilled all subsequent claim negotiations will be between the Average Adjuster and Underwriter.

Export (U.S. to Foreign) and Foreign (Foreign to Foreign) Shipments

On shipments terminating in foreign countries, the consignee basically follows the same claim procedure as you do for imports. Instead of reporting the loss to AlliedSignal's Risk Management Department, however, the consignee contacts the insurer's survey agent as listed on the Special Marine Policy which he receives with the shipping documentation.

The consignee pays the survey fee and submits his claim (including the survey fee) to the nearest insurer settling agent shown on the Special Marine Policy. He submits the Special Marine Policy and the survey report in addition to those documents listed above for import shipments.

This claim procedure is clearly outlined on the reverse of the Special Marine Policy.

HOUSEHOLD AND PERSONAL EFFECTS SHIPMENTS

Employees household goods and personal effects moves are insured against all risks of physical loss or damage from an external cause up to the value declared on AlliedSignal's relocation forms.

Domestic and Foreign to U.S. Moves

      Inspect Cargo

      Before accepting delivery, inspect your goods and note any apparent damages on the delivery receipt. If you do not have an opportunity to make a thorough inspection, sign the receipt with the notation "Subject to further inspection."

      File Claim Against the Moving Company

      In the event of damage or shortage, promptly notify the moving company by telephone and then follow-up with a written notice of claim. Under a special arrangement with the insurer, the moving


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

      company will inspect the damages and settle the claim directly with you.

      Claims Documentation

      The following documents should usually be submitted to the moving company:

       -   Bill of Lading
       -   Valued Inventory
       -   Packing List/Inventory
       -   Delivery Receipt
       -   Repair Bill or Estimates
       -   Completed Claim Form (supplied by the moving company)

Foreign Moves

In the event of loss or damage to your goods when delivered to a foreign destination, secure the above claim documentation (Household and Personal Effects Shipments) and forward to the Risk Management Department.

GENERAL REMARKS

These procedures will serve as a guideline for everyday cargo claims handling. If you encounter any difficulties in handling a particular claim, contact the Risk Management Department for assistance.

You should also be sure to promptly notify the Risk Management Department of any serious cargo loss.

                                 SAMPLE LETTER FORM FOR
                                 NOTICE OF LOSS TO CARRIER
                                 TO BE WRITTEN ON YOUR LETTERHEAD

                                      Vessel or Carrier's Name
                                      Bill of Lading No.- Date
                                      Description of Shipment
                                      Estimate of Loss
                                      Your own Reference No.

Gentlemen:

The captioned shipment was received short and/or damaged. We hold you fully responsible for an estimated amount of $_______.

Please forward a copy of your delivery records covering this shipment so we may file claim under our insurance.

A formal claim with supporting documents will be submitted when the exact amount of loss has been determined.

Very truly yours,


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

================================================================================
[ALLIED SIGNAL LOGO]     Title:                                 Risk
                         EXCESS LIABILITY                       Management
                                                                Manual
-----------------------                                         ----------------
Supersedes:   Date:                                             Page: 1
5/96          5/97
--------------------------------------------------------------------------------

WORLDWIDE MARINE LIABILITIES

Insurance Company

European, US, Swiss & Bermudian Companies

Coverage

This insurance will pay on behalf of the Assured all sums for bodily injury and property damage which the Assured shall become legally liable to pay or be liable to pay by reason of contract or agreement including but not limited to Protection and Indemnity Risks, including War Protection and Indemnity Risks for AlliedSignal's barge fleet, collision, towers, removal of wreck, charterers, charterers' demurrage, terminal or wharf owners or operators' liability. Includes seepage and pollution coverage in accordance with Federal Water Quality Improvement Act requirements.

Policy Period

4/1/97 - 4/1/98

Limits of Liability*

$200,000,000 any one occurrence and in the aggregate's excess of $3,000,000 (insured and/or self-insured) any one occurrence.

* Payment of Loss for joint ventures is determined as follows: Total loss of joint venture times AlliedSignal's percentage of interest, unless otherwise requested and endorsed on the policy.

** Additional limits respond on a "claims-made" excess basis.

--------------------------------------------------------------------------------

BROAD FORM UMBRELLA LIABILITIES - WORLDWIDE

Insurance Company

Alchem Insurance Ltd., Bermudian, European, Swiss & American Companies

Coverage

Excess Liability Insurance is designed to add an additional amount of coverage over and above some specific limit. Our excess liability policies provide coverage over various primary underlying limits.

Underwriters shall indemnify the Assured for all sums which the Assured shall be obligated to pay by


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

reason of the liability:

a.    imposed upon the Assured by law, or

b. assumed under contract or agreement by the Named Assured and/or any officer, director, stockholder, partner or employee of the Named Assured, while acting in his capacity as such, for damages on account of:

        i. Personal Injuries
       ii. Property Damage
      iii. Advertising Liability
       iv. Marine Liability

caused by or arising out of each occurrence happening anywhere in the world.

Policy Period

4/1/97 - 4/1/98

Limits of Liability*

$200,000,000 combined single limit attaching excess of the following:

      US$3,000,000 any one occurrence Ultimate Net Loss whether insured or self-insured as respects general and non-aircraft products liability.

      US$2,000,000 any one occurrence Ultimate Net Loss whether insured or self-insured as respects Automobile Liability

      US$2,000,000 any one occurrence Ultimate Net Loss whether insured or self-insured as respects Foreign Liability

      US$1,000,000 Ultimate Net Loss per person as respects Employer's Liability Occupational Disease (domestic). Excess of non-U.S. and Canada programs declared to Risk Management Department.

Basis of Premium Allocation

50% is based on non-aircraft sales.
50% is based on historical loss experience.

* Payment of Loss for joint ventures is determined as follows: Total loss of joint venture times

AlliedSignal's percentage interest, unless otherwise requested and endorsed on the policy.

NOTE: Additional limits respond on a "claims-made" excess basis.

--------------------------------------------------------------------------------

SEE PAGE AND POLLUTION LIABILITY


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

Insurance Company

European, US, & Bermudian Companies

Coverage

To cover the Assured for all liabilities, costs and expenses for which they may be held liable arising from seepage, pollution, contamination, containment, confinement and cleanup expenses, (unless deliberate or resulting directly from willful or conscious violation or non-compliance with rules, regulations or law). Coverage is limited to accidental, unintended and unexpected occurrences. All policies require that the occurrence can be identified as commencing at a specific time and date during the term of the policies, that we learn of the occurrence within a specified time soon after commencement and report same to underwriters within a specified time*. Excludes coverage for claims involving waste sites.

Policy Period

4/1/97 - 4/l/98

Limits of Liability**

Contact the Risk Management Department for specific limit information.

NOTICE AND HANDLING OF CLAIMS

Notice of Loss

First Notice of Loss should immediately be phoned to the Risk Management Department. All losses must be reported to the Risk Management Department in time for them to report the loss to the insurers within 20 days of commencement of the loss.

* Time element wording varies by policy as shown on next page.

** Limits of liability for joint ventures are determined as follows: policy limits times AlliedSignal's percentage of interest in the joint venture unless otherwise arranged.

Pollution - Time Element Reporting Provisions

      Discovery Within        Reporting Within
      7 days                  40 days

Litigation

If you receive a copy of a Summons, Complaint, Petition or other legal paper indicating that AlliedSignal Inc., one of its subsidiaries, divisions, operating units or employees is involved in a lawsuit, immediately contact the Law Department. Forward legal papers to your assigned company Counsel with copies to the Risk Management Department.


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Other Claims and Incidents Involving Pollution

Report to the Risk Management Department all claims, lawsuits, and incidents relating to waste disposal or plant manufacturing operations and which involve alleged contamination of the environment. All claims are to be reported irrespective of the date upon which the disposal or spillage occurred. Claims and lawsuits that must be reported include the following:

      o demands from any private party or governmental entity that action be taken to remedy the alleged contamination

      o     information requests from any governmental agency or private party

      o demands for reimbursement of costs expended and/or damages incurred by any governmental agency or private party

      o circumstances that involve negotiations with a governmental agency where a written demand has not been made but where a consent order is expected.

Reports of these claims to Risk Management should include a copy of the claim or lawsuit, a synopsis of the events, if known, associated with the claim along with an outside counsel recommendation or selection if the Law Department determines that outside counsel is necessary.



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================================================================================
[ALLIED SIGNAL LOGO]     Title:                                 Risk
                         GLOBAL PROPERTY DAMAGE &               Management
                         BUSINESS INTERRUPTION                  Manual
-----------------------                                         ----------------
Supersedes:   Date:                                             Page: 1
10/95         10/96
--------------------------------------------------------------------------------

GLOBAL PROPERTY DAMAGE AND BUSINESS INTERRUPTION

Insurance Company

The insurance company is American International Underwriters for Allied's International locations. In North America the primary insurers are Reliance, Houston Casualty, National Union and Protection Mutual. These same insurers, plus other U.S. & European insurers participate both in the primary layer, as well as the excess layers.

Coverage

This is a blanket policy* covering the Corporation against loss or damage, on a replacement cost basis**, to real and personal property, or the property of others for which the Corporation is responsible at locations worldwide (including while in transit). The policy insures against all risk of direct physical loss or damage from any external cause, including boiler and machinery breakdown and is subject to normal exclusions such as wear and tear, gradual deterioration, extremes of temperature, war, nuclear and other exclusions commonly considered uninsurable or the subject of other insurance such as employee dishonesty.

The Policy covers Boiler and Machinery up to the full limit per occurrence. This policy also provides business interruption insurance and contingent business interruption insurance which is designed to pay for loss of profits and continuing costs which result from damage to insured property and/or to those of a supplier or receiver by an insured peril.

The policy has been extended to cover damage to electronic data processing equipment; and for costs of reproducing media from duplicates or originals only. Some limited amount of full reproduction expenses is provided. Included therein is business interruption and/or extra expense coverage which provide for reimbursement for loss of income and/or the assurance of funds to meet the additional expenses incurred in returning to normal operations following an Insured incident.

The policy automatically (subject to reporting to underwriters in a certain time frame) covers new and acquired property and the interest of any company or corporation which during the period of the policy is merged with, becomes a subsidiary of, or becomes controlled by Allied or any subsidiary of Allied.

* This policy covers all Allied Signal's locations on a blanket basis (except certain EMS locations, which are covered for $1.2 Billion each occurrence) which means the entire amount of insurance can be applied to a single location.

** In the event of loss or damage to real and/or personal property which is not repaired, rebuilt or replaced, such property will be valued at Actual Cash Value.

Policy Period


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

10/1/96 - 10/1/97         Renewed 10/1/97 - 10/1/98

Limits of Liability

Blanket limit combined on Real and Personal Property Insurance and Business Interruption.

$350,000,000 for earthquake per occurrence and in the aggregate except Critical Zone earthquake where it is $200 million per occurrence and in the aggregate for ISO Critical Zone 1 (areas of the states include portions of California, Nevada, Alaska and the Country of Canada) and $150 million per occurrence and in the aggregate for one other Zone 1 equivalent International locations. In Japan Zones 4, 5 or 6 there is a 60% indemnity provision. For Flood the per occurrence and annual aggregate is $350,000,000, except in The Netherlands where the occurrence/aggregate limit is $25,000,000.

$150,000,000 per occurrence for the following:

a)    Extra Expense

b)    Contingent Extra Expense

c)    Rental Insurance

d)    Transit

e)    Contingent Business Interruption

f)    Fine Arts

g)    Valuable Papers and Records (including reproduction cost of media)

h)    Leasehold Interest

i) Off Premises Power - Property Damage and Time Element - excluding losses resulting from flood and earthquake.

j)    Accounts Receivable

k)    Debris Removal (except windblown debris)

l)    Vessel impact damage to piers, wharves and docks

m)    Expediting Expense

n)    Installment Sales

o)    Miscellaneous Unnamed Locations

p) Newly acquired property subject to reporting within 180 day of acquisition.

q)    Precious metals

r)    Fire Department/Brigade Charges

s)    Electronic Data Processing Equipment

t)    Property in the course of construction (including testing)

Deductible

All claims for damage, loss of income, profit or expense arising out of any one occurrence shall be adjusted as one loss and from the amount of such adjusted loss, there shall be deducted the sum of $100,000 combined any one occurrence at all locations, anywhere in the world except $250,000 combined any one occurrence at all locations in the U.S., its territories and possessions, Puerto Rico and Canada.

Earthquake Deductibles*

$10,000,000 for each loss Insured against the peril of earthquake involving all locations situated within designated critical ISO Zone No. 1 (areas of the states include portions of California, Nevada, Alaska and the Country of Canada).

Deductibles:


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1.    $5,000,000   for each loss at the following locations:

                   Frankford
                   Hopewell
                   Orange

2.    $2,500,000   for each loss at the following locations:

                   Chesterfield
                   Columbia
                   Moncure

3.    $2,500,000   for each loss at the following locations:

                   Detroit (Tar Plant)
                   Ironton (Tar Plant)
                   Pottsville, PA
                   Longlaville, FR
                   Riedel-de-Haen, German
                   Rudolstadt, Germany

4.    $100,000     for each loss involving property in transit.

* One carrier (Protection Mutual) has an earthquake deductible of 5% of the maximum of $500,000 any one occurrence in Japan or Mexico and a deductible of 5% to a maximum of $1,500,000 any one occurrence in Taiwan

5.a. 2% for each Property Damage loss insured against by the peril of windstorm in the USA. at each location within designated areas (as defined in Windstorm Endorsement Designated Areas), the amount to be deducted shall be stated percentage of the one hundred percent reported property damage values for each and every location (see Attachment A).

  b. 5 days for each Time Element loss insured against by the peril of windstorm in the U.S.A. at each location within the designated areas (as defined in Windstorm Endorsement Designated Areas), the amount to be deducted shall be the dollar equivalent of the stated number of days times the daily plant value - computed by dividing the reported annual time element values by the actual number of working days.

Notwithstanding 5 a and b above, the minimum amount to be deducted from the total loss arising out of one windstorm occurrence shall in no event be less than $250,000, while the maximum amount to be deducted shall in no event be greater than $5,000,000.

Territory

Worldwide except Afghanistan, Albania, Angola, Bosnia-Herzegovina, Croatia, Cuba, El Salvador, Iran, Iraq, Kampuchea (Cambodia), Laos, Lebanon, Libya, Macedonia, North Korea, Outer Mongolia, Serbia, Syria, Tibet and Montenegro. Those with a $10,000,000 per occurrence limit include Armenia, Azerbaijan, Bulgaria, Belarus, Georgia, Kazakhstan, Kyrgystan, Moldava, Romania, Tajikistan, Tibet, Turkmenistan, Uzbekistan and Russia.

Basis of Premium Charge


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Values for property damage and business interruption are completed and submitted to the Risk Management Department annually. Premium is determined on the basis of trended building, machinery and equipment replacement values, together with inventory and estimated business interruption values as of December 31 each year. In addition, loss experience is considered in expensing the cost of the Insurance based upon each business area's proportion of total values.

Notice of Loss

The proper reporting of claims is important as it effects:

o     The speed of loss settlement

o The prejudicing of your rights against the insurance company caused by reporting delays, thereby violating the insurance policy conditions.

o     The proper adjusting of the claim amount..

For all losses that may result in an insurable claim you should notify the Corporate Risk Management Department and if the loss occurs outside North America, you should immediately notify your local insurance broker when:

o     The claims could exceed $10,000

o There is a possibility that the claim will be denied by the local insurance company

o     There is a dispute as to the settlement amount of the claim

All losses should be reported to the local broker and the Corporate Risk Manager. Those claims insured by the Corporate Ocean Maine Cargo program should be reported in accordance with the procedures set forth by the Corporate Risk Management Department and reported to the Corporate ocean marine cargo broker in New York.

The claims specialist are:
      AlliedSignal Inc.         Mr. Tim Cummings
      Morristown, NJ Office     Manager, Risk Management Services
                                Telephone: (973) 455-4527

      AON NYO                   Mr. John Rhodes
      Property/Business         Vice President
       Interruption Claims      Telephone: (212) 441-2298

      AON NYO                   Mr. Dante Petrizzo
      Marine Claims             Vice President
                                Telephone: (212) 441-1340

================================================================================

                     WINDSTORM ENDORSEMENT DESIGNATED AREAS


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ALABAMA:          Counties of Baldwin and Mobile

FLORIDA:          Seacoast Zone I
                  Seacoast Zone 2
                  Seacoast Zone 3
                  All Other Counties (Inland)

                  AlliedSignal: Fort Lauderdale, Lynn Haven

GEORGIA: Counties in Brantley, Bryan, Camden, Charlton, Chatham, Effingham, Glynn, Liberty, Long, McIntosh, Pierce and Wayne.

HAWAII:           Entire State

LOUISIANA:        Parishes of Acadia, Ascension, Assumption, Calcasieu,
                  Cameron, East Baton Rouge, East Feliciana, Iberia,
                  Iberville, Jefferson Davis, Lafayette, Lafourche,
                  Livingston, Orleans, Plaquemines, Pointe Coupee, St.
                  Bernard, St. Charles, St. Helena, St. James, St. John the
                  Baptist, St. Martin, St. Mary, St. Tammany, Tangipanoa,
                  Terrebonne, Vermillion, Washington, West Baton Rouge and
                  West Feliciana.

                  AlliedSignal:     Geismar, Darrow      - Ascension
                                    Baton Rouge          - W and E Baton Rouge

MISSISSIPPI:      Counties of George, Hancock, Harrison, Jackson, Pearl River
                  and Stone.

N. CAROLINA:      Counties of Besufort, Bertie, Bladen, Brunswick, Camden,
                  Carteret, Chowan, Columbus, Craven, Currituck, Dare, Duplin,
                  Gates, Greene, Hartford, Hude, Jones, Lenior, Martin, New
                  Hanover, Onslow, Pamlico, Pasquotank, Pender, Perquimans,
                  Pitt, Tyrell, and Washington.

PUERTO RICO:      Entire Island including all Caribbean Islands.

S. CAROLINA:      Counties of Beaufort, Berkeley, Charleston, Colleton,
                  Dorchester, Georgetown, Hampton, Horry, Jasper and
                  Williamsburg.

                  AlliedSignal:     Conway, Charleston

TEXAS: Counties of Aransas, Bea, Brazoria, Brooks, Calhoun, Cameron, Chambers, Fort Bend, Galveston, Goliad, Hardin, Harris, Hidalgo, Jackson, Jefferson, Jim Wells, Kenedy, Kleberg, Liberty, Live Oak, Matagorda, Nueces, Orange, Refuglo, San Patricio, Victoria, Wharton and Willacy.

                  AlliedSignal:     Orange, Brownsville


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VIRGINIA:         Counties of Accomac, Charles City, Chesapeake, Gloucester,
                  Isle of Wright, James City, Lancaster, Mathews, Middlesex, Nansemond, New Kent, Norfolk, Northampton, Northumberland, Prince George, Princess Ann, Southampton, Surry, Sussex, Virginia Beach, Warwich and York.

                  AlliedSignal:     Hopewell             - Chesterfield County

                                    Not in designated areas

                                    Petersburg           - Grant County


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================================================================================
[ALLIED SIGNAL LOGO]     Title:                                 Risk
                         WORKERS' COMPENSATION - DOMESTIC       Management
                                                                Manual
-----------------------                                         ----------------
Supersedes:   Date:                                             Page: 1
7/96          5/97
--------------------------------------------------------------------------------

WORKERS' COMPENSATION - DOMESTIC

Insurance Company

The Travelers Insurance Company

Policy No.                    Applicable State
----------                    ----------------
TC2EEUB-196T365-l-97          Texas
TC2JUB-204T578-2-97           Minnesota
TDRJ-UB-196T362-6-97          Hawaii, Massachusetts, Oregon, Wisconsin
TC2J-UB-202T831-8-97          All Others States

Self-insured Excess Policies

Policy #: 4155588             Arizona, California, Louisiana, New
                              Jersey, Ohio, Rhode Island, South
                              Carolina, Washington

Insurer:  National Union
Insurance Co.

Limits of Liability; Statutory
181000532                     Maine - Insured by Maine Employers Insurance Co.

Coverage

The Travelers Insurance Company will provide coverage for statutory benefits in all states in the United States, except Maine and monopolistic State Fund jurisdictions (Nevada, North Dakota, Ohio, Washington, West Virginia and Wyoming) and self-insured states. Allied is legally self-insured for workers' compensation in Ohio, Arizona, Louisiana, Rhode Island, New Jersey, Florida, California, South Carolina and Washington. Travelers Insurance Company (CSSC) is our claims administrator in Ohio, Louisiana, Rhode Island, California, South Carolina and Washington. Kemper Insurance (NATLSCO) is our claims administrator in New Jersey, Florida and Arizona for claims with a date of occurrence after April 1, 1996. Travelers was the claims administrator for these three states prior to April 1, 1996. Kemper will provide Employer's Liability coverage, as well as coverage for Longshoremen's and Harbor Workers Act Benefits for New Jersey, Florida and Arizona. Travelers will provide those coverages for all other states.

Limits of Liability


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

1. Workers' Compensation - Statutory limits in all insured states of the United States

2.    Employees Liability - $1,000,000 by accident, $1,000,000 by disease

3. Longshoremen's & Harbor Workers' Act including masters and members of crew for all operations worldwide. The Jones Act, Defense Base Act and Outer Continental Shelf Act are also covered subject to terms and conditions of these acts.

Location Retained Limits Per Occurrence

Except for Nevada, North Dakota, West Virginia and Wyoming, AlliedSignal is financially self-insured in all states. We retain the first $1 million of each occurrence. Each location is responsible for the first $250,000 per occurrence. Losses from $250,000 to $1 million are retained at Corporate.

Policy Period

4/1/97 - 4/1/98

Basis of Premium Charge

Workers' compensation premium is allocated in two segments. Payroll and estimated claims costs are the base used in determining administrative cost which is allocated annually. Included in the administrative cost are Travelers' engineering services (inspections, schools, etc.), state taxes, special fund assessments, cost of excess insurance and expense and profit of Travelers. Secondly, there is a quarterly charge that includes claim losses based upon total incurred liability, up to a maximum of $250,000 per occurrence and a claims administration fee. Claim losses include all new claims filed during the current period plus increase and/or decrease in the incurred liability for prior periods. Claims and the incurred liability appear on the quarterly loss run. The claims administration fee is 11% for accidents occurring prior to April 1, 1986, and 8% after April 1, 1986.

Locations in State Funds (Wyoming, West Virginia, Nevada, North Dakota) pay premium directly to a division of the respective State Governments. The State Agency is responsible for payment of statutory benefits and administration of the claims.

The cost of this premium is allocated based upon payroll and estimated claims costs.

For accidents that occur on or after April 1, 1996, Kemper Insurance Company is the workers' compensation claims administrator for locations in Arizona, Florida and New Jersey. Travelers Insurance retains responsibility for claims that occurred in these states before April 1, 1996. Travelers also retains responsibility for claims in all other states.

The following Claims Service Requirements (CSR) will be followed by both the Travelers Insurance Company and Kemper Insurance Company in administering our claim files. Travelers refers to these instructions as Special Account Communication (SAC). Kemper uses the title National Account Claim Bulletin.

ALLIEDSIGNAL CLAIM SERVICE REQUIREMENTS (CSR)

Acknowledgement - Workers' Compensation


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The Workers' Compensation system has been programmed to produce a claim acknowledgment printout. All claim acknowledgments will be mailed to: The location submitting the loss.

Adjuster Notes - Workers' Compensation

Instant access to your claim information is available through our adjuster notes facility. The customer will see the development of the specific claim especially in the two key areas of reserve rationale and action plan for resolution. Sharing of information is the key.

Quarterly Contact - Workers' Compensation

We have agreed with both AlliedSignal officials and the producer that Workers' Compensation supervisory personnel will maintain a program of open communications between Travelers, Kemper and AlliedSignal personnel in conjunction with our handling of Workers' Compensation cases. Each AlliedSignal location will have a Workers' Compensation coordinator, designated by the plant manager, who will be our contact. The Claim Supervisor file handler handling Workers' Compensation claims should maintain at least quarterly contact with the Workers' Compensation coordinator designated at each location, so that cases of interest may be reviewed, or any other topics can be discussed.

File Review Meetings - Workers' Compensation

AlliedSignal Inc. has agreed to hold file review meetings as needed. If requested by AlliedSignal, these file review meetings will be held to discuss open claim files designated by the customer or recommended by Travelers/Kemper as cases significant in nature. After each file is discussed, a joint action plan should be agreed to and made part of the file. These meetings should take place in our office or the AlliedSignal location.

Requests for Special Reports or Services

Occasionally, the AlliedSignal Workers' Compensation Coordinator will ask for special reports or implementation of a program/service that is beyond the services outlined in these instructions. While close local communications are encouraged, any such arrangement (to be performed on a routine basis) should be submitted to the Claim Account Executive for discussion with AlliedSignal Risk Management. This will assure continuity in the services provided AlliedSignal Inc.

Annual Visitations

On an annual basis, a personal visit will be made to the AlliedSignal location to review the CSR instructions, application of best practices, communications and any problem areas. During these meetings a detailed review of the CSR instructions should be completed to insure we are in compliance. This visitation should be completed during the first quarter and may be part of a regular quarterly meeting. The AlliedSignal Inc. annual visitation form must be completed and sent to the Claim Account Executive.

"Red Flag" Claims - Workers' Compensation

There will be occasions when the field office will receive notification from the customer expressing special interest in a claim. This will be termed a "Red Flag" claim by AlliedSignal. This special interest may be expressed at the time of first notice, or at any other time while the claim remains open. When a claim is submitted by the AlliedSignal location and a form letter is attached to the first report identifying


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

the claim as a "RED FLAG" case, we have agreed to the following special handling guidelines:

o Acknowledge receipt of the case to the AlliedSignal representative who submitted it.

o The claim handler will initiate a telephone call to the AlliedSignal representative to establish a game plan for investigation and management of the case. The claim handler will outline in a letter to AlliedSignal location the proposed investigation and action to be completed.

o As the case develops, we will maintain communications with the AlliedSignal location.

o After completion of the investigation, we will discuss the case by telephone with the AlliedSignal location and explain our decision on compensability. If there is a difference of opinion on compensability and agreement cannot be reached, the AlliedSignal location will contact Tim Cummings and Travelers offices should contact the Claim Account Executive.

If any problems or disagreements arise, notify the Claim Account Executive.

Employer's Liability Claims - Workers' Compensation

Any time an employer's liability claim is established, acknowledgment of the claim should be sent to: (I-1).

Independent Medical Exams and Medical Consultation Referrals After 60 Days of Disability - Workers' Compensation

When an employee has been disabled or is anticipated to be disabled for 60 days or more an independent medical examination or medical consultation referral should be considered. The supervisor managing the claims should discuss the feasibility of an independent exam or consultation with the location submitting the claim. If the location submitting the claim AGREES NOT to schedule IME or refer the employee for a medical consultation the claim file should be documented accordingly.

Medical Services Department

AlliedSignal Inc. has an in house Medical Services Department which is available for consultation on any claim. This medical staff is a valuable resource and we should take advantage of their service. Members of this department may contact you directly on selected cases. If you or our medical vendor require the assistance of AlliedSignal's medical staff, contact (I-1).

Some of the locations, especially the larger ones with a medical representative are interested in receiving copies of the medical reports. We should attempt to accommodate the customers needs for this medical information.

Alternative and Modified Work - Workers' Compensation

AlliedSignal Inc. has put in place an aggressive alternative and modified work program in all their locations. Before making any lost time benefit payments you should discuss with the AlliedSignal location whether the injured worker has returned or will return to alternative or modified work. Continuous contact with the AlliedSignal Workers' Compensation coordinator should be maintained on any employee who is receiving lost time benefits to return these employees to work.


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

The process for returning employees to Alternative Work at AlliedSignal is to determine the capabilities of the employee. The AlliedSignal location will determine what restrictions they can accommodate. It is most important the AlliedSignal location know the current capabilities of every disabled employee. The AlliedSignal location representative is to be kept current on the medical status of disabled employees. Every effort should be made to set target dates for return to regular or alternative work.

o The purpose of this process is to aggressively track for return to work, employees on temporary total disability. If the nature of the claim allows for a more rapid assessment and finalization of the claim, we would certainly encourage you to identify your recommendations to AlliedSignal. If an employee is paid Temporary Total benefits, we will provide the following:

After 90 and 180 days on temporary total disability, identify in a report to the location Workers' Compensation Coordinator, copy T. Cummings the following information. Send a copy of the 90 day report to the Plant Manager.

      90 Days of Temporary Total

      -     Basis for disability - Why is the employee out of work?

      -     What efforts have been made to find alternative work?

      -     When will the employee be returning to work?

      - Identify the chances of the employee ever returning to alternative work, regular job or permanent modified job at AlliedSignal. What can the locations do to provide temporary or permanent job modified job at AlliedSignal. What can the locations do to provide temporary or permanent job modification?

      -     Should we consider Rehabilitation/Retraining?

      - Provide an action plan to return the employee to work or to resolve the claim.

      - If the location has determined that they cannot take this employee back to work, we need to identify to the locations the possible cost of this claim. What are the alternatives for resolving this claim and the cost structure of each?

      180 of Temporary Total

      -     Same information as in 90 day report.

      - At this time, the report must identify the specific action with a time table and the financial consequence that will be taken to resolve this claim.

      - Subsequent reports as determined by the claim and the time table for resolution.

Vocational Rehabilitation - Workers' Compensation

Before assigning a case for vocational rehabilitation we will discuss the reason(s) for the vocational rehabilitation with the location submitting the loss. The AlliedSignal location may have other pertinent information concerning the injured party that will assist in the vocational rehabilitation process.


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

Claim Checks - Temporary Total, Permanent Partial & Temporary Partial Workers' Compensation

All checks issued in payment of Temporary Total, Permanent Partial and Temporary Partial disability benefits are to be made payable to the injured employee and mailed to the customer at the customer's location reporting the loss. If that practice is not permitted in the state involved, mail the check to the employee and furnish the insured's location the Workers' Compensation payment summary.

Serious Catastrophic Injuries - Workers' Compensation

When we learn that a claim involves a serious or catastrophic injury, the AlliedSignal Risk Management Department should be notified immediately. The following injuries are examples, but are not intended to be all encompassing.

Fatalities.
Amputation Of One Or More Extremities.
Severe Brain Or Brain Stem Injury.
Second Or Third Degree Burns.
Heart Cases.
Disability Of 60 Days.
Occupational Disease.

Notify (I-1) by telephone and direct a detailed letter to the insured outlining the diagnosis, facts of the accident and plans for future handling. The letter should be sent to: Reporting Location, Copies to (I-1) and (B).

Actuarial Reserve - Workers' Compensation

When you are recommending a file for actuarial reserve, send a copy of your recommendation to: Reporting Location, Copies to (I-1) and (B).

Reserve/Estimate Advisory Report - Workers' Compensation

In all cases wherein claim reserve/estimate of $20,000 or more is established, or at the time of any claim reserve/estimate change of $20,000 or more, immediately direct a letter outlining the factors affecting the reserve amount, including facts of the accident, nature and extent of injuries as well as pertinent investigation details to: The location submitting the loss, copies to (I-1) and (B).

Selection of Counsel - Workers' Compensation

The insured has agreed to utilize our regular panel and staff attorneys in defense of law suits. However, on certain cases the customer may prefer to use their own outside counsel for cases in litigation. We have agreed to accommodate these exception requests.

If you feel that working with the law firm chosen by the customer will prove to be a problem, contact the Claim Account Executive. If a decision is made to change and assigned Defense Attorney, concurrence must be received from AlliedSignal's Risk Management Department. Direct a letter outlining the facts for the basis of the proposed change to: (I-1), copy to the Claim Account Executive.


6 of 8

Legal Correspondence - Workers' Compensation

You should instruct the defense attorney to send copies of all legal correspondence to: The location submitting the loss.

Pre-Settlement Review - Workers' Compensation

In any case which may have a settlement value of $1.00 to $24,999 we have agreed to review the case with the customer, before settlement negotiations are initiated. This is to be accomplished by letter, setting forth details of the case, and explaining our intentions for handling. This letter is to be directed to: The location submitting the loss.

We will make every effort to consult with the customer prior to settling any Workers' Compensation claim of $25,000 or greater. This review should be accomplished in a letter which outlines the claim in detail, including our rationale for settlement. This letter is to be directed to: The location reporting the loss and (I-1).

If a mutually acceptable resolution regarding the settlement value cannot be reached, then contact the Claim Account Executive.

Settlements - Workers' Compensation

Before entering into settlement negotiations where the claimant is represented by an attorney to settle a Workers' Compensation claim for any former AlliedSignal employee (no longer working at AlliedSignal) or any active employee that is currently disabled and has indicated he or she is going to file or has filed a separate action against AlliedSignal for wrongful termination, ADA violations, etc., contact Patrick McGovern (973) 455-5069 or Lisa Parlato (East Coast) (973) 455-2150 or Joseph Gore (West Coast) (310) 512-2959. If there are any questions on this procedure please contact (I-1), Tim Cummings at (973) 455-4527.

Surveillance - Workers' Compensation

If a request is made by AlliedSignal for immediate or emergency surveillance or if the claims handler feels there is a need our office will give the assignment to the best surveillance company available that can handle immediate surveillance. There should not be any delay in making the assignment. The surveillance company should confirm the assignment with the AlliedSignal location that made the request.

The Workers' Compensation system has been programmed to produce a closing notice printout. All closing notices will be mailed to: The location submitting the loss.

Closing Notices - Workers' Compensation

The Workers' Compensation system has been programmed to produce a closing notice printout. All closing notices will be mailed to: The location submitting the loss.

Lines of Communication


7 of 8

(I-1)       Mr. Tim W. Cummings
            Manager, Risk Management Services
            AlliedSignal Inc.
            101 Columbia Road
            Morristown, NJ 07962-1219
            (973) 455-4527
            (973) 455-3866 - FAX

(B)         Mr. Richard Catarelli
            J&H/Marsh & McLennan
            125 Broad Street
            New York, NY l0004
            (212) 574-8261
            (212) 574-8985 - FAX


8 of 8

================================================================================
[ALLIED SIGNAL LOGO]     Title:                                 Risk
                         WORKERS' COMPENSATION -                Management
                         FOREIGN                                Manual
-----------------------                                         ----------------
Supersedes:   Date:                                             Page: 1
5/96          5/97
--------------------------------------------------------------------------------

WORKERS' COMPENSATION/EMPLOYER'S LIABILITY - FOREIGN

Insurance Company

Zurich-American Insurance Company
Policy No. WC68-63-618-04 - Voluntary Foreign
Policy No. WC79-74-372-04 - Defense Base Act

Coverage

      Workers' Compensation - Coverage A

      1. Voluntary Foreign Workers' Compensation master US policy coverage provides benefits according to the state statute where the employee was hired on claims filed for all US Nationals and those Foreign Nationals on US dollar payroll anywhere in the world excluding the United States of America, its territories or possessions, Canada, Cuba; Cambodia, Laos, Albania, North Korea, and Viet Nam.

      2. Defense Base Act, US Code (1946) Title 42, Sections 1651-54, (Public Law 208, 77th Congress, as amended) and the provisions applicable thereto of the Longshoremens' and Harbor Workers' Compensation Acts. Please contact the Risk Management Department and your Regional Counsel prior to entering into any contract requiring Defense Base Act coverage.

      Employer's Liability - Coverage B

      All covered employees, United States and Foreign Nationals, anywhere in the world except excluded countries as mentioned above to a limit of $2,000,000 (US dollars) under the master policy in the US. Excess limits covered under Foreign General Liability and Broad Form Umbrella Liabilities.

Policy Period

4/1/97 - 4/1/98

Basis of Premium

Payroll is the base used in determining the premium.

Loss Limit

The losses used in computing the retrospective premium shall be limited to a maximum of $150,000 per occurrence.


1 of 2

Notice and Handling of Claims

Claims filed under this policy should be mailed to:

                Risk Management Department
                Attn: Tim Cummings
                101 Columbia Road
                Morristown, NJ 07962
                973-455-4527
                973-455-3866 (FAX)

Supporting data, i.e., physician's statement, medical bills, etc. should accompany first notice. Please contact the Risk Management Department for assistance.

Local Workers' Compensation/Employer's Liability Insurance Guidelines

As Workers' Compensation/Employer's Liability Laws vary by country, AlliedSignal operating units must arrange local Employer's Liability and/or Workers' Compensation coverage, as required by statute, through their local J&H/Unison representative.


2 of 2

--------------------------------------------------------------------------------
1     All-Gefahren-(Sach-            AIG Europe     F11171.3914008     JIA
       und BU-)Versicherung
--------------------------------------------------------------------------------
2     Gebaude-Feuerversicherung      Sun Alliance   F42.92.099969-A    Uber HON
--------------------------------------------------------------------------------
3     Industrie-(Betriebs-           Zurich         3/H/7.850.796      J&H
       und Produkt-)Haftpflicht
--------------------------------------------------------------------------------
4     Umwelt-Industrie-Haftpflicht   Zurich         3/H/7.850.797      J&H
--------------------------------------------------------------------------------
5     Auslandsreise-                 Europa         7889               JIA
       Krankenversicherung
--------------------------------------------------------------------------------
6     Gruppen-Unfall                 INA            53GE001880         JIA
--------------------------------------------------------------------------------
7     Reisegepack                    Victoria       74380/1/111        JIA
--------------------------------------------------------------------------------
8     Sportboot-Kasko                Victoria       129390-111-953     JIA
--------------------------------------------------------------------------------
9     Kraftfahrzeuge                 HDI            diverse            JIA
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Versicherung                     Versicherer             Versicharungs-    von / bis          Deckungs-              Pramie DM
                                                             dauer                              summe           incl. Vers.-Steuer
------------------------------------------------------------------------------------------------------------------------------------
All-Gefahren-(Sach- und BU-)     AIG Europe                jahrweise      01.10.-30.09.        50.600.000,-                51.069,00
Versicherung
------------------------------------------------------------------------------------------------------------------------------------
Gebaude-Feuerversicherung        Sun Alliance              jahrweise      01.07.-01.07.        19.150.000,-                14.968,90
------------------------------------------------------------------------------------------------------------------------------------
Industrie-(Betriebs- und         Zurich International      jahrweise      01.04.-31.03.         1.372.307,-                20.079,50
Produkt-)Haftpflicht
------------------------------------------------------------------------------------------------------------------------------------
Umwelt-Industrie-                Zurich International      jahrweise      01.04.-31.04.         1.372.307,-                 1.894,10
Haftpflichtversicherung
------------------------------------------------------------------------------------------------------------------------------------
Auslandsreise-                   EUROPA                    jahrweise      01.01.-31.12.    gem. ss. 4+5 AVB                   450,00
Krankenversicherung
------------------------------------------------------------------------------------------------------------------------------------
Gruppen-Unfallversicherung       CIGNA                     jahrweise      01.01.-31.12.    Gr.I     100/280                 3.841,10
                                                                                           Gr.II+IV  50/100
                                                                                           Gr.V     100/200
                                                                                           Gr.III+VI  25/50
------------------------------------------------------------------------------------------------------------------------------------
Reisegepack-Versicherung         VICTORIA                  jahrweise      01.01.-31.12.   7.500,- / 10.000,-                1.466,30
------------------------------------------------------------------------------------------------------------------------------------
Sportboot-Kasko                  VICTORIA                  jahrweise      31.12.-31.12.            290.000,-                3.001,50
------------------------------------------------------------------------------------------------------------------------------------
Kfz:  KI - DC 409                HDI                       jahrweise      01.01.-01.01.  Haftpflicht:           1.524,90   11.337,40
--------------------------------                                                                               ----------
Kfz:  KI - AS 554                                                                        7,5 Mio pro Person       997,60
--------------------------------                                                                               ----------
Kfz:  KI - AS 908                                                                                                 779,60
--------------------------------                                                                               ----------
Kfz:  KI - AS 885                                                                        Kasko:                 1.416,10
--------------------------------                                                                               ----------
Kfz:  KI - DA 605                                                                        VK mit 1.000,-SB         990,40
--------------------------------                                                                               ----------
Kfz:  KI - AS 760                                                                        TK mit   300,-SB       1.552,50
--------------------------------                                                                               ----------
Kfz:  KI - AS 403                                                                                               1.038,50
--------------------------------                                                                               ----------
Kfz:  KI - AS 105                                                                                                 990,10
--------------------------------                                                                               ----------
Kfz:  KI - AS 121                                                                                               2.047,70
------------------------------------------------------------------------------------------------------------------------------------

                                                                       [LOGO]
                                                                       ZURICH
                                                                   INTERNATIONAL
                                                                    DEUTSCHLAND
                                  V e r t r a g

                   Uber eine Industrie-Haftpflichtversicherung

                               Nr. 3/H/7850 796/97

                                    zwischen

     Allied Signal
     Elac Nautic GmbH
     NeufeldstraBe

     24118 Kiel

                                       als Versicherungsnehmer

                                        und

     Zurich International
     (Deutschland)
     Versicherungs-Aktiengesellschaft
     Bockenheimer LandstraBe 2-4

     60323 Frankfurt am Main

                                       als Versicherer.

                  Fur die Vertragsverwaltung, Schadenmeldung und sonstige Betreuung ist zustandig die

Landesdirektion Frankfurt                  Jaspers Industrie Assekuranz
Bockenheimer LandstraBe 2-4                GmbH & Co. KG
                                           Opernplatz 2

60323 Frankfurt am Main
Tel.-Nr. (069) 97116-0                     60313 Frankfurt am Main

Willenserklarungen, Anzeigen und Zahlungen einer Vertragspartei gelten der anderen Partei mit Zugang bei der genannten Maklerfirma. als unmittelbar zugegangen. Der Makler hat die Willenserklarung etc. unverzuglich weiterzuleiten.

--------------------------------------------------------------------------------

R e c h n u n g                            (Erlauterung siehe Ziff. 1.2.4)

Beitrag fur die Zeit vom
31.03.1994 bis 31.03.1996

Der Beitrag wurde bereits mit separater Rechnung erhoben.

--------------------------------------------------------------------------------

Kiel, den 18.7.96                          Frankfurt am Main, den 16.01.1996

[LOGO] Allied Signal                       Zurich International
       ELAC Nautik GmbH                    (Deutschland)
NeufledtstraBe Tel. 0431/883-0             Versicherungs-Aktiengesellschaft
       D-24118 Kiel


/s/ [Illegible]                            /s/ [Illegible]

-----------------------------------------------------------------------------------------------
1    All-Gefahren-(Sach- und BU-)Versicherung         AIG Europe       F11171.3914008      JIA
-----------------------------------------------------------------------------------------------
2    Gebaude-Feuerversicherung                        Sun Alliance     F42.92.099969-A     uber
                                                                                           HON
-----------------------------------------------------------------------------------------------
3    Industrie-(Betriebs- und Produkt-)Haftpflicht    Zurich           3/H/7.850.796       J&H
-----------------------------------------------------------------------------------------------
4    Umwelt-Industrie-Haftpflicht                     Zurich           3/H/7.850.797       J&H
-----------------------------------------------------------------------------------------------
5    Auslandsreise-Krankenversicherung                Europa                7889           JIA
-----------------------------------------------------------------------------------------------
6    Gruppen-Unfall                                   INA               53GE001880         JIA
-----------------------------------------------------------------------------------------------
7    Reisegepack                                      Victoria          74380/1/111        JIA
-----------------------------------------------------------------------------------------------
8    Sportboot-Kasko                                  Victoria         129390-111-953      JIA
-----------------------------------------------------------------------------------------------
9    Kraftfahrzeuge                                      HDI                diverse        JIA
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Versicherung                     Versicherer             Versicharungs-    von / bis          Deckungs-              Pramie DM
                                                             dauer                              summe           incl. Vers.-Sieuer
------------------------------------------------------------------------------------------------------------------------------------
All-Gefahren-(Sach- und BU-)     AIG Europe                jahrweise      01.10.-30.09.        50.600.000,-                51.069,00
Versicherung
------------------------------------------------------------------------------------------------------------------------------------
Gebaude-Feuerversicherung        Sun Alliance              jahrweise      01.07.-01.07.        19.150.000,-                14.968,90
------------------------------------------------------------------------------------------------------------------------------------
Industrie-(Betriebs- und         Zurich International      jahrweise      01.04.-31.03.         1.372.307,-                20.079,50
Produkt-)Haftpflicht
------------------------------------------------------------------------------------------------------------------------------------
Umwelt-Industrie-                Zurich International      jahrweise      01.04.-31.04.         1.372.307,-                 1.894,10
Haftpflichtversicherung
------------------------------------------------------------------------------------------------------------------------------------
Auslandsreise-                   EUROPA                    jahrweise      01.01.-31.12.    gem. ss. 4+5 AVB                   450,00
Krankenversicherung
------------------------------------------------------------------------------------------------------------------------------------
Gruppen-Unfaltversicherung       CIGNA                     jahrweise      01.01.-31.12.    Gr.I     100/280                 3.841,10
                                                                                           Gr.II+IV  50/100
                                                                                           Gr.V     100/200
                                                                                           Gr.III+VI  25/50
------------------------------------------------------------------------------------------------------------------------------------
Reisegepack-Versicherung         VICTORIA                  jahrweise      01.01.-31.12.   7.500,- / 10.000,-                1.466,30
------------------------------------------------------------------------------------------------------------------------------------
Sportboot-Kasko                  VICTORIA                  jahrweise      31.12.-31.12.            290.000,-                3.001,50
------------------------------------------------------------------------------------------------------------------------------------
Kfz:  KI - DC 409                HDI                       jahrweise      01.01.-01.01.  Haftpflicht:           1.524,90   11.337,40
--------------------------------                                                                               ----------
Kfz:  KI - AS 554                                                                        7,5 Mio pro Person       997,60
--------------------------------                                                                               ----------
Kfz:  KI - AS 908                                                                                                 779,60
--------------------------------                                                                               ----------
Kfz:  KI - AS 885                                                                        Kasko:                 1.416,10
--------------------------------                                                                               ----------
Kfz:  KI - DA 605                                                                        VK mit 1.000,-SB         990,40
--------------------------------                                                                               ----------
Kfz:  KI - AS 760                                                                        TK mit   300,-SB       1.552,50
--------------------------------                                                                               ----------
Kfz:  KI - AS 403                                                                                               1.038,50
--------------------------------                                                                               ----------
Kfz:  KI - AS 105                                                                                                 990,10
--------------------------------                                                                               ----------
Kfz:  KI - AS 121                                                                                               2.047,70
------------------------------------------------------------------------------------------------------------------------------------

                  [INA LOGO] INSURANCE COMPANY OF NORTH AMERICA

           Akttiengesellschaft - Gegrundet 1792 - Philadelphia Pa., USA
                            Direktion fur Deutschland
                Reuterweg 47, 8 Frankfurt/M.1 Tel.: 0611/720831


GRUPPEN-UNFALLVERSICHERUNGSSCHEIN NR. 53 GE 001880

Versicherungsnehmer:               Firma HONEYWELL ELAC NAUTIK GmbH
                                   Westring 425-429
                                   2300 Kiel 1

Versicherer:                       Insurance Company of North America
                                   Direktion fur Deutschland
                                   Reuterweg 47, 6000  Frankfurt/Main

Versicherte Personen /
Versicherungssummen:               Siehe Abschnitt I - Deklaration -

Versicherungsdauer:                22. Mai 1978 bis 1. Januar 1980
                                        - je mittage 12 Uhr -

                                   Der Vertrag verlangert sich stillschwei-gend mit dem Ablauf der Vertragszeit um ein Jahr und weiter von Jahr zu Jahr, wenn nicht drei Monate vor dem jeweili-gen Ablauf der anderen Partei eine schriftliche Kundigung zugegangen ist.

Versicherungsbedingungen:          Allgemeine Unfallversicherungs-
                                   Bedingungen (AUB)

                                   Zusatzbedingungen fur die Kinder-
                                   Unfallversicherung

                                   Zusatzbedingungen fur die Gruppen-
                                   Unfallversicherung

                                   Besondere Vereinbarungen und Bestim-
                                   mungen; diese gehen den gedruckten voran.

Jahresbeitrag:                     DM 3.313,50 fallig am 1. Januar jeden
                                   Jahres zuzuglich 5% Versicherungssteuer.

R E C H N U N G :
-----------------

Beitrag 22.5.1978-1.1.1979      DM 1.002,50
Beitrag 1.1.1979/80             DM 2.901,60
                                -----------
                                DM 3.904,10
5% Versicherungssteuer          DM   195,20
                                -----------
Einlosungsbetrag                DM 4.099,30
                                ===========

-----------------------------------------------------------------------------------------------
1    All-Gefahren-(Sach- und BU-)Versicherung         AIG Europe       F11171.3914008      JIA
-----------------------------------------------------------------------------------------------
2    Gebaude-Feuerversicherung                        Sun Alliance     F42.92.099969-A     uber
                                                                                           HON
-----------------------------------------------------------------------------------------------
3    Industrie-(Betriebs- und Produkt-)Haftpflicht    Zurich           3/H/7.850.796       J&H
-----------------------------------------------------------------------------------------------
4    Umwelt-Industrie-Haftpflicht                     Zurich           3/H/7.850.797       J&H
-----------------------------------------------------------------------------------------------
5    Auslandsreise-Krankenversicherung                Europa                7889           JIA
-----------------------------------------------------------------------------------------------
6    Gruppen-Unfall                                   INA               53GE001880         JIA
-----------------------------------------------------------------------------------------------
7    Reisegepack                                      Victoria          74380/1/111        JIA
-----------------------------------------------------------------------------------------------
8    Sportboot-Kasko                                  Victoria         129390-111-953      JIA
-----------------------------------------------------------------------------------------------
9    Kraftfahrzeuge                                      HDI                diverse        JIA
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Versicherung                     Versicherer             Versicharungs-    von / bis          Deckungs-              Pramie DM
                                                             dauer                              summe           incl. Vers.-Steuer
------------------------------------------------------------------------------------------------------------------------------------
All-Gefahren-(Sach- und BU-)     AIG Europe                jahrweise      01.10.-30.09.        50.600.000,-                51.069,00
Versicherung
------------------------------------------------------------------------------------------------------------------------------------
Gebaude-Feuerversicherung        Sun Alliance              jahrweise      01.07.-01.07.        19.150.000,-                14.968,90
------------------------------------------------------------------------------------------------------------------------------------
Industrie-(Betriebs- und         Zurich International      jahrweise      01.04.-31.03.         1.372.307,-                20.079,50
Produkt-)Haftpflicht
------------------------------------------------------------------------------------------------------------------------------------
Umwelt-Industrie-                Zurich International      jahrweise      01.04.-31.04.         1.372.307,-                 1.894,10
Haftpflichtversicherung
------------------------------------------------------------------------------------------------------------------------------------
Auslandsrelse-                   EUROPA                    jahrweise      01.01.-31.12.    gem. ss. 4+5 AVB                   450,00
Krankenversicherung
------------------------------------------------------------------------------------------------------------------------------------
Gruppen-Unfaltversicherung       CIGNA                     jahrweise      01.01.-31.12.    Gr.I     100/280                 3.841,10
                                                                                           Gr.II+IV  50/100
                                                                                           Gr.V     100/200
                                                                                           Gr.III+VI  25/50
------------------------------------------------------------------------------------------------------------------------------------
Reisegepack-Versicherung         VICTORIA                  jahrweise      01.01.-31.12.   7.500,- / 10.000,-                1.466,30
------------------------------------------------------------------------------------------------------------------------------------
Sportboot-Kasko                  VICTORIA                  jahrweise      31.12.-31.12.            290.000,-                3.001,50
------------------------------------------------------------------------------------------------------------------------------------
Kfz:  KI - DC 409                HDI                       jahrweise      01.01.-01.01.  Haftpflicht:           1.524,90   11.337,40
--------------------------------                                                                               ----------
Kfz:  KI - AS 554                                                                        7,5 Mio pro Person       997,60
--------------------------------                                                                               ----------
Kfz:  KI - AS 908                                                                                                 779,60
--------------------------------                                                                               ----------
Kfz:  KI - AS 885                                                                        Kasko:                 1.416,10
--------------------------------                                                                               ----------
Kfz:  KI - DA 605                                                                        VK mit 1.000,-SB         990,40
--------------------------------                                                                               ----------
Kfz:  KI - AS 760                                                                        TK mit   300,-SB       1.552,50
--------------------------------                                                                               ----------
Kfz:  KI - AS 403                                                                                               1.038,50
--------------------------------                                                                               ----------
Kfz:  KI - AS 105                                                                                                 990,10
--------------------------------                                                                               ----------
Kfz:  KI - AS 121                                                                                               2.047,70
------------------------------------------------------------------------------------------------------------------------------------

                                                          EUROPA [LOGO]
                                                          VERSICHERUNGEN
                                                          Krankenversicherung AG
--------------------------------------------------------------------------------

                          Gurppenversicherungsvertrag

                fur die Krankheitskostenversicherung im Ausland

                               nach dem Tarif GK1

                                  Vertrags-Nr.


Zwischen       HONEYWELL Regelsysteme GmbH
               KaiserleistraBe 39

               6050 Offenbach/Main

     im folgenden "Versicherungsnehmer" genannt

und der

     EUROPA Krankenversicherung AG
     PiusstraBe 137,5000 Koln 41

     im folgenden "EUROPA Kranken" genannt

wird folgender Versicherungsvertrag geschlossen:

                  SCHEDULE 4.26  - AFFILIATE TRANSACTIONS
                  ---------------------------------------

ELAC
----

o Manufacturing Licence and Technical Assistance Agreememtn with Ocean Systems for Dipping Sonar Repair
o Tax organic unit with AS Deutchland GmbH
o Profit & Loss carry over with AS Deutchland GmbH
o Cash pool with AS Deutchland GmbH
o Long term agreement for cable repair with AS Aerospace GmbH

OCEAN SYSTEMS

See Schedule 1.3(j).

OS manufactures hybrids for other AlliedSignal operations.

                     SCHEDULE 6.2(a) - Retention Agreements
                     --------------------------------------

See Schedule 4.11.

               SCHEDULE 6.5(b) - Actuarial Methods and Assumptions
               ---------------------------------------------------

See following pages.

                                Schedule 6.5(b)

Actuarial Methods and Assumptions

================================================================================

Actuarial Valuation for Accounting Purposes

Actuarial Cost Method
Projected Unit Credit Cost Method*.

Market-Related Value of Assets

Market-related value equals fair market value adjusted for investment earnings and losses. Such investment experience is reflected in market-related value as follows:

o  Actual earnings on fixed-income investments are reflected immediately;

o  Expected earnings on other assets are reflected immediately;

o Actual earnings on other assets less expected earnings on other assets are reflected ratably over three years--one-third in the year folowing the gain or loss, two-thirds in the second year following, and 100% in all subsequent years.

The Company reported that fixed income investments represented 28.3% and 29.3% of total trust assets as of December 31, 1996 and December 31, 1995, respectively. The Company also reported 1996 rates of return of 8.2% for the fixed income segment and 16.6% for the total trust. Based on this information,a 1996 rate of return of 19.9% was calculated for the other assets of the trust.

Actuarial Assumptions

(1) Discount Rate: 7.00% compounded annually.

(2) Expected Long-Term Rate of Return on Assets: 10% per year.

(3) Compensation Increases**: Present compensation is assumed to increase 5% per year to retirement.

(4) Retirement: For Salaried plan, an average retirement age of approximately 61, with incidence at specific ages as follows:

=======================================================
Age       Probability             Age       Probability
=======================================================
 55                5%              61               20%
 56                6%              62               30%
 57                7%              63               20%
 58                8%              64               30%
 59                9%              65              100%
 60               10%

*Standard Unit Credit for non-pay-related plan.
**Pay-related plan only.

                                Schedule 6.5(b)

================================================================================

      For Bendix Hourly: The assumed retirement age is based upon the early retirement provisions of the particular location according to the following:

      (a) For units providing "30-and-out" retirements, the retirement age is the later of age 56 or the completion of 30 years of service but not later than age 62 with ten years of service;

      (b)   Age 64 for units providing unreduced benefits at age 62;

      (c)   Otherwise, age 65.

      All early retirements are assumed to be voluntary. No involuntary retirements or plant shutdowns are assumed.

(5)   Mortality:

      Nondisabled Lives     1971 Group Annuity
      Disabled Lives        1977 Railroad Board

(6)   Withdrawal:

      (a)   Salaried Plan: Table B-1 (See Page 3).

      (b)   Hourly Plan: Table B-2 (See Page 3).

(7)   Disability: Table B-3 (See Page 3).

(8) Social Security: Future wage indices are based on an increase of 4.5% per year. Past wages are estimated on the basis of Social Security Index Factors. Future cost of living increases are assumed to be 4% per year.

(9) Marital Status: With regard to any preretirement surviving spouse annuity provisions of the plan, the assumption is made that the male of the couple is three years older than the female and that 85% of male participants and 65% of female participants are married.

(10) IRC Section 415 Limits: Reflect the single and dual plan limits based on estimated, defined contribution account balances, and percentage of employees electing joint and survivor payment forms. This limit is projected at an assumed 4% annual cost-of-living incrase rate.

(11) IRC Section 401(a)(17) Pay Limit: $160,000 for 1997. This limit is projected at an assumed 4% annual cost-of-living increase rate.

                                Schedule 6.5(b)

================================================================================


Table B-1

Probability of Withdrawal

==========================
Age                  Rate
==========================

25                   12.0%
35                    7.5%
45                    5.0%
55                    0.0%
60                    0.0%


Table B-2

Probability of Withdrawal

==============================================
Age                  Male               Female
==============================================

25                  .099                  .149
35                  .048                  .069
45                  .016                  .028
55                  .000                  .000
60                  .000                  .000


Table B-3

Probability of Disability

===============================================
                            Percentage of
                     Participants at Indicated
                       Age Assumed to Become
                     Disabled in the Next Year
                    ---------------------------
Age                  Male                Female
===============================================
25                  .0855%               .0490%
35                  .1506%               .1340%
45                  .3305%               .2975%
55                  .9410%               .7615%
60                 1.9600%               .9300%



All participants assumed to become disabled are assumed to become eligible for social security disability benefits and, if applicable, for long-term disability benefits.

                                  SCHEDULE 7.15

                                LETTERS OF CREDIT
                                -----------------

            RETAINED L/Cs (ALLIEDSIGNAL to remain as account party):
            --------------------------------------------------------

Bank Ref.         Beneficiary                 Bank    Amount*        Issue Date   Expiry Date
---------         -----------                 ----    -------        ----------   -----------

PG634585/         DPA-Korea                   Chase   $87,400         6/19/96      10/30/98
P259525
P 386605          DPA-Korea                   Chase   $1,485,000      6/27/97       7/31/01
P 386610*         DPA-Korea                   Chase   $2,970,000*     6/27/97      12/31/00
T 388424          Min. Def. Spain             CIBC    $818.00        11/12/97       6/30/99
94-NED-           MacDonald                   CIBC    Cdn$7,947,595   1/25/94       7/20/99
116441            Dettwiler & Associates
94-NED-           MacDonald                   CIBC    Cdn$500,000     1/25/94       7/20/00
116442            Dettwiler & Associates
Intercompany      Wahnbachtalsperrenverband           DM 3,067,150
(re ELAC
Watertech.)

Any other L/C or similar obligation not listed below as an Assumed L/C shall be a Retained L/C.

                Assumed L/Cs (purchaser to become account party):
                -------------------------------------------------

Bank Ref.     Beneficiary     Bank    Amount*           Issue Date   Expiry Date
---------     -----------     ----    -------           ----------   -----------

P 386610*     DPA-Korea       Chase       $8,910,000*    6/27/97      12/31/00
P 348778      SSM/Turkey      Chase    $3,107,490.92    12/22/97       3/23/01
P 348779      SSM/Turkey      Chase      $932,247.28    12/22/97       3/23/04
P 348780      SSM/Turkey      Chase   $11,433,827.00    12/23/97       3/23/01


The ELAC Guarantees and Bank Bonds set forth in Schedule 4.7 shall be Assumed L/Cs.

             * Note: L/C P-386610 is a retained L/C as to $2,970,000 and an Assumed L/C as to the remainder of its face amount.

                              SCHEDULE 4.4 - TITLE

      The items set forth on Schedule B to the title report prepared by Chicago Title Insurance Company dated October 2, 1997, order no. 007135632 X52, which is hereby incorporated by reference.

                                  SCHEDULE 4.5

      No items to schedule.

                     SCHEDULE 4.6 - ENVIRONMENTAL DISCLOSURE

      The following documents, which have been delivered to Purchaser, are incorporated herein by reference:

            1. Environmental, Health and Safety Disclosure Document AlliedSignal Ocean Systems, Sylmar, CA
                  Prepared for AlliedSignal Electronic Systems
                  June 30 to July 2, 1997

            2.    Phase I Environmental Site Assessment
                  15825 Roxford Street, Sylmar, CA
                  July 1997

      OCEAN SYSTEMS PERMITS

City of Los Angeles, Department of Building and Safety, Certificates of
Occupancy

     Permit No.'s:        LA76447/60          VN00435/73         VN50140/76
                          LA76448/60          LA64337/73         VN39348/76
                          VN92138/66          LA77430/73         VN89736/79
                          VN98941/66          VN16035/74         VN93597/79
                          LA72477/68          LA16583/75         VN40476/82
                          LA72479/68          LA16584/75         LA20231/85
                          VN87685/72          VN44208/76         VN98937/86
                          VN83102/72          VN41832/76         VN15222/62
                          VN81765/72          VN43697/76         VN13124-62
                          VN968742/73         VN39986/76

City of Los Angeles, Department of Building and Safety Water Conservation
Program
     Certificate of Compliance No. 310437

City of Los Angeles Fire Permit
     Permit No.'s 777456-33/F/701
                  777456-33/F/828

City of Los Angeles Office of the City Clerk, Tax and Permit Division
     Hazardous Material Certificate Renewal No. 587720-23/F/803

City of Los Angeles Certificates of Disclosure of Hazardous Substances
     Account No. 587720-23/F/206

City of Los Angeles, Department of Building and Safety and Division of Occupational

Safety and Health of the State of California, Certificates of Inspection and Permit to Operate Steam Boiler or Pressure Vessel

     Permit No.'s              AC09411
                               AC09412
                               AC4018
                               AC4019
                               AC4020

City of Los Angeles, Department of Public Works and Bureau of Sanitation, Industrial Wastewater Permit

     User No.      IU000068
     Permit No.    W482195


City of Los Angeles, Department of Public Works and Bureau of Sanitation, Industrial Waste Permit No. 482195

County of Los Angeles, Hazardous Waste License No. 103 453285

County of Los Angeles, Public Health License, SIC# 3699 13

South Coast Air Quality Management District

     Permit No.'s          M35231      Spray Booth
                           M09716      Spray Booth
                           P19724      Bake Oven
                           D29049      Surface Prep. Tank
     Application No.'s     327865      Spray Booth/UV Cure
                           327866      Degreaser

                         Schedule 4.7 - Material Changes

     No items to schedule.

                       Schedule 4.9 - Compliance With Law

     No items to schedule.

                            Schedule 4.10 - Consents

      Certain of the permits and licenses referenced in Schedule 4.6 may require action by the Purchaser in the form of notification, reapplication or otherwise, upon a change in ownership.

                           4.12 Permits and Licenses

      See schedule 4.6.

                           Schedule 4.14 - Insurance

      See following pages.

================================================================================
      A[LOGO]lliedSignal              [Illegible]                 Risk
                                      GLOBAL PROPERTY DAMAGE &    Management
                                      BUSINESS INTERRUPTION       Manual
--------------------------------------------------------------------------------
      Supersedes:       Date:                                    Page: 1
      10/95             10/98
--------------------------------------------------------------------------------

GLOBAL PROPERTY DAMAGE AND BUSINESS INTERRUPTION

Insurance Company

The insurance company is American International Underwriters for Allied's International locations. In North America the primary insurers are Reliance, Houston Casualty, National Union and Protection Mutual. These same insurers, plus other U.S. & European insurers participate both in the primary layer, as well as the excess layers.

Coverage

This is a blanket policy * covering the Corporation against Loss or damage, on a replacement cost basis **, to real and personal property, or the property of others for which the Corporation is responsible at locations worldwide (including while in transit). The policy insures against all risk of direct physical loss or damage from any external cause, including boiler and machinery breakdown and is subject to normal exclusions such as wear and tear, gradual deterioration, extremes of temperature, war, nuclear, and other exclusions commonly considered uninsurable or the subject off other insurance such as employee dishonesty.

The Policy covers Boiler and Machinery up to the full limit per occurrence. This policy also provides business interruption insurance and contingent business interruption insurance which is designed to pay for loss of pro fits and continuing costs which result from damage to insured property and/or to those of a supplier or receiver by an insured peril.

The policy has been extended to cover damage to electronic data processing equipment; and for costs of reproducing media from duplicates or originals only. Some limited amount of full reproduction expenses is provided. Included therein is business interruption and/or extra expense coverage which provide for reimbursement for loss of income and/or the assurance of funds to meet the additional expenses incurred in returning to normal operations following an Insured incident.

The policy automatically (subject to reporting to underwriters in a certain time frame) coven new and acquired property and the interest of any company or corporation which during the period of the policy is merged with, becomes a subsidiary of, or becomes controlled by Allied or any subsidiary of Allied.

*This policy covers all Allied Signal's locations on a blanket basis (except certain EMS locations, which are covered (or $1.2 Billion each occurrence) which means the entire amount of insurance can be applied to a single location.

** In the event of loss or damage to real and/or personal property which is not repaired, rebuilt or replaced, such property will be valued at Actual Cash Value.

Policy Period


1 of 6

10/1/96 - 10/1/97       RENEWED    10/1/97 - 10/1/98

Limits of Liability

Blanket limit combined on Real and Personal Property Insurance and Business Interruption.

$350,000,000 for earthquake per occurrence and in the aggregate except Critical Zone earthquake where it is $200 million per occurrence and in the aggregate for ISO Critical Zone 1 (areas of the states include portions of California, Nevada, Alaska and the Country of Canada) and $150 million per occurrence and in the aggregate for one other Zone I equivalent International locations. In Japan Zones 4, 5 or 6 there is a 60% indemnity provision. For Flood the per occurrence and annual aggregate is $350,000,000, except in The Netherlands where the occurrence/aggregate limit is $25,000,000.

$150,000,000 per occurrence for the following:

a) Extra Expense

b) Contingent Extra Expense

c) Rental Insurance

d) Transit

e) Contingent Business Interruption

f) Fine Arts

g) Valuable Papers and Records (including reproduction cost of media)

h) Leasehold Interest

i) Off Premises Power - Property Damage and Time Element - excluding losses resulting from flood and earthquake.

j) Accounts Receivable

k) Debris Removal (except windblown debris)

1) Vessel impact damage to piers, wharves and docks

m) Expediting Expense

n) Installment Sales

o) Miscellaneous Unnamed Locations

p) Newly acquired property subject to reporting within 180 day of acquisition.

q) Precious metals

r) Fire Department/Brigade Charges

s) Electronic Data Processing Equipment

t) Property in the course of construction (including testing)

Deductible

All claims for damage, loss of income, profit or expense arising out of any one occurrence shall be adjusted as one loss and from the amount of such adjusted loss, there shall be deducted the sum of $100,000 combined any one occurrence at all locations, anywhere in the world except $250,000 combined any one occurrence at all locations In the U.S., its territories and possessions, Puerto Rico and Canada.

Earthquake Deductibles*

$10,000,000 for each loss Insured against the peril of earthquake involving all locations situated within designated critical ISO Zone No. 1 (areas of the states include portions of California, Nevada, Alaska and the Country of Canada)

Deductibles:


2 of 6

1. $5,000,000     for each loss at the following locations:

                  Frankford
                  Hopewell
                  Orange

2. $2,500,000     for each loss at the following locations:

                  Chesterfield
                  Columbia
                  Moncure

3. $2,500,000     for each loss at the following locations:

                  Detroit (Tar Plant)
                  Ironton (Tar Plant)
                  Pottsville, PA
                  Longlaviile, FR
                  Riedel-de-Haen, German
                  Rudolstadt, Germany

4. $100,000       for each loss involving property in transit.

*One carrier (Protection Mutual) has an earthquake deductible of 5% of the maximum of $500,000 any one occurrence in Japan or Mexico and a deductible of 5% to a maximum of $1,500,000 any one occurrence in Taiwan.

5. a. 2% for each Property Damage loss insured against by the peril of windstorm in the U.S.A. at each location within designated areas (as defined in Windstorm Endorsement Designated Areas), the amount to be deducted shall be stated percentage of the one hundred percent reported property damage values for each and every location (see Attachment A).

b. 5 days   for each Time Element loss insured against by the peril of windstorm in the U.S.A. at each location within the designated areas (as defined in Windstorm Endorsement Designated Areas), the amount to be deducted shall be the dollar equivalent of the stated number of days times the daily plant value - computed by dividing the reported annual time element values by the actual number of working days.

Notwithstanding 5 a and b above, the minimum amount to be deducted from the total loss arising out of one windstorm occurrence shall in no event be less than $250,000, while the maximum amount to be deducted shall in no event be greater than $5,000,000.

Territory

Worldwide except Afghanistan, Albania, Angola, Bosnia-Herzegovina, Croatia, Cuba, El Salvador, Iran, Iraq, Kampuchea (Cambodia), Laos, Lebanon, Libya, Macedonia, North Korea, Outer Mongolia, Serbia, Syria, Tibet and Montenegro. Those with a $10,000,000 per occurrence limit include Armenia, Azerbaijan, Bulgaria, Belarus, Georgia, Kazakhstan, Kyrgyzstan, Moldava, Romania, Tajikistan, Tibet, Turkmenistan, Uzbekistan and Russia.

Basis of Premium Charge


3 of 6

Values for property damage and business interruption are completed and submitted to the Risk Management Department annually. Premium is determined on the basis of trended building, machinery and equipment replacement values, together with inventory and estimated business interruption values as of December 31 each year. In addition, loss experience is considered in expensing the cost of the Insurance based upon each business area's proportion of total values.

Notice of Loss

The proper reporting of claims is important as it effects:

      o     The speed of loss settlement
      o The prejudicing of your rights against the insurance company caused by reporting delays, thereby violating the insurance policy conditions.
      o     The proper adjusting of the claim amount.

For all losses that may result in an insurable claim you should notify the Corporate Risk Management Department and if the loss occurs outside North America, you should immediately notify local insurance brook when:

      o     The claims could exceed $10,000
      o There is a possibility that the claim will be denied by the local insurance company
      o     There is a dispute as to the settlement amount of the claim

All losses should be reported to the local broker and the Corporate Risk Manager. Those claims insured by the Corporate Ocean Maine Cargo program should be reported in accordance with the procedures set forth by the Corporate Risk Management Department and reported to the Corporate ocean marine cargo broker in New York.

The claims specialists are:

AlliedSignal Inc.                               Mr. Tim Cummings
Morristown, NJ Office                           Manager Risk Management Services
                                                Telephone: (972) 455-4527

AON NYO                                         Mr. John Rhodes
Property/Business Interruption Claims           Vice President
                                                Telephone: (212) 441-2298

AON NYO                                         Mr. Dante Petrizzo
Marine Claims                                   Vice President
                                                Telephone: (212) 441-1340

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     WINDSTORM ENDORSEMENT DESIGNATED AREAS


4 of 6

ALABAMA:      Counties of Baldwin and Mobile

FLORIDA:      Seacoast Zone 1
              Seacoast Zone 2
              Seacoast Zone 3

              All Other Counties (Inland)

              AlliedSignal: Fort Lauderdale, Lynn Haven

GEORGIA: Counties in Brantley, Bryan, Camden, Charlton, Chatham, Effingham, Glynn, Liberty, Long, McIntosh, Pierce and Wayne.

HAWAII:       Entire State

Louisiana:    Parishes of Acadia, Ascension, Assumption, Calcasieu, Cameron,
              East Baton Rouge, East Feliciana, Iberia, Iberville, Jefferson
              Davis, Lafayette, Lafourche, Livingston, Orleans, Plaquemines,
              Pointe Coupee, St. Bernard, St Charles, St. Helena, St. James, St.
              John the Baptist, St. Martin, St Mary, St Tammany, Tangipanos,
              Terrebonne, Vermilion, Washington, West Baron Rouge and West
              Feliciana.

              AlliedSignal:     Geismar, Darrow         -    Ascension

                                Baton Rouge             -    W and E Baton Rouge

MISSISSIPPI:  Counties of George, Hancock, Harrison, Jackson, Pearl River and
              Stone.

N. CAROLINA:  Counties of Besufort, Bertie, Bladen, Brunswick, Camden, Carteret,
              Chowan, Columbus, Craven, Currituck, Dare, Duplin, Gates, Greene; Hartford, Hude, Jones, Lenior, Martin, New Hanover, Onslow, Pamlico, Pasquotank, Bender, Perquimans, Pitt, Tyrell, and Washington.

PUERTO RICO:  Entire Island including all Caribbean Islands,

S. CAROLINA:  Counties Beaufort, Berkeley, Charleston, Colleton, Dorchester,
              Georgetown, Hampton, Horry, Jasper and Williamsburg.

              AlliedSignal:               Conway, Charleston

TEXAS: Counties of Aransas, Bea, Brazoria, Brooks, Calhoun, Cameron, Chambers, Port fluid, Galveston, Goliad, Hardin, Harris, Hidalgo, Jackson, Jefferson, Jim Wells, Kenedy, Kleberg, Liberty, live Oak, Matagorda, Nueces, Orange, Refugio, San Patricio, Victoria, Wharton and Willacy.

              AlliedSignal                Orange, Brownsville


5 of 6

VIRGINIA:     Counties of Accomao, Charles City, Chesapeake, Gloucester, Isle of
              Wright, James City, Lancaster, Mathews, Middlesex, Nansemond, New
              Kent, Norfolk, Northampton, Northumberland, Prince George,
              Princess Ann, Southampton, Surry, Sussex, Virginia Beach, Warwich and York.

              AlliedSignal: Hopewell       -    Chesterfield
                                                County

                                                            Not in designated
                                                            areas

                            Petersburg     -    Grant County


6 of 6

                                                            EXHIBIT VIII.2

                              ASSIGNMENT AGREEMENT

      THIS ASSIGNMENT AGREEMENT dated as of March 4, 1998 is entered into by and between L-3 COMMUNICATIONS CORPORATION, a Delaware corporation ("Assignee"), and FAP TRUST, a Connecticut trust ("Assignor").

                                   WITNESSETH

      WHEREAS, Assignor is a party to a Stock Purchase Agreement dated as of February 9, 1998 (the "Stock Purchase Agreement") pursuant to which Seller intends to acquire all of the outstanding capital stock of Ilex Systems, Inc. (the "Company"); and

      WHEREAS, pursuant to the Stock Purchase Agreement, Assignor, the Company, all of the stockholders of the Company (the "Sellers") and The First National Bank of Chicago, a national banking association ("Escrow Agent"), have entered into that certain Escrow Agreement dated as of February __, 1998 (the "Escrow Agreement") for the purpose of establishing a fund to satisfy certain indemnification obligations of the Sellers that may arise under the Stock Purchase Agreement and to facilitate the payment of the cash purchase price adjustment contemplated thereby; and

      WHEREAS, Assignor and Assignee have entered into an Asset Purchase Agreement dated as of February 10, 1998 (the "Asset Purchase Agreement") pursuant to which Assignee will acquire substantially all of the assets and assume substantially all of the liabilities of the Company; and

      WHEREAS, in connection with the Asset Purchase Agreement and the transactions contemplated thereby, Assignor desires to assign to Assignee its entire right, title and interest in, under and to the Escrow Agreement, and Assignee desires to take such assignment from Assignor, all upon the terms and conditions set forth below:

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Assignment of the Escrow Agreement. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, under and to the Escrow Agreement, and Assignee hereby assumes all of Assignor's duties and obligations under the Escrow Agreement.

      2. Assertion of Claims Under the Escrow Agreement. Assignor and Assignee understand that any and all claims which Assignee may have under the Escrow Agreement will in most instances, but not in all, be based on facts and circumstances that constitute both breaches of certain representations, warranties and covenants of Assignor contained in the Asset Purchase Agreement and breaches of similar representations, warranties and covenants of the Company and the Sellers contained in the Stock Purchase Agreement. Accordingly, Assignor and Assignee agree as follows:

            (i) For purposes of this Section 2, capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Escrow Agreement.

            (ii) Assignor shall promptly provide written notice to Assignee upon its becoming aware of any facts or circumstances that give rise to a breach of representation, warranty or covenant under the Stock Purchase Agreement. Assignee shall promptly provide written notice to Assignor upon its becoming aware of any facts or circumstances that give rise to a breach of representation, warranty or covenant under the Asset Purchase Agreement.

            (iii) Assignee agrees that it will promptly provide Escrow Agent with a Notice of Claim in all instances where Assignee's claims pursuant to the Asset Purchase Agreement may also be asserted by Assignor pursuant to the Stock Purchase Agreement (a "Matching Claim"). The following procedure shall be followed by Assignor and Assignee in connection with each Matching Claim:

                  (a) Upon submission by Assignee to Escrow Agent of a Notice of Claim with respect to any Matching Claim, Assignee shall direct Escrow Agent in writing to make any disbursements required in respect thereof directly to Assignee; and

                  (b) Upon the determination of the amount, if any, payable to
            Assignee with respect to such Matching Claim, whether by negotiation or litigation, and disbursement by Escrow Agent to Assignee of such amount out of the Escrow Fund in respect of any Matching Claim, Assignee agrees that such Matching Claim shall be deemed fully paid and satisfied and neither Assignor nor Escrow Agent shall have any further liability to Assignee with respect to such Matching Claim, nor shall Assignee have any right to seek any additional payments out of the Escrow Fund pursuant to the Asset Purchase Agreement with respect to such Matching Claim.

            (iv) In consideration of the mutual promises contained in this Agreement, Assignee agrees that it will, if known, provide Escrow Agent with a Notice of Claim in respect of any and all claims that may be asserted by Assignor pursuant to the Stock Purchase Agreement but may not be asserted by Assignee pursuant to the Asset Purchase Agreement (an "Assignor Claim"). The following procedure shall be followed by Assignor and Assignee in connection with each Assignor Claim:

                  (a) Upon submission by Assignee to Escrow Agent of a Notice of Claim with respect to any Assignor Claim, Assignee shall direct Escrow Agent in writing to make any disbursements required in respect thereof directly to Assignee; and

                  (b) Upon determination of the amount, if any, payable to
            Assignee with respect to such Assignor Claim, whether by negotiation or litigation, and disbursement by Escrow Agent to Assignee of such amount out of the Escrow Fund in respect of any Assignor Claim, Assignee shall within two business days thereafter remit to Assignor by certified check or wire transfer to an account designated by Assignor in writing an amount equal to the amounts disbursed to Assignee with respect to such Assignor Claim, and Assignor agrees that its claim shall be deemed fully paid and satisfied upon receipt of such certified check or wire transfer and that neither Assignee nor Escrow Agent shall have any further liability to Assignor with respect to that claim, nor shall Assignor have any right to seek any additional payments out of the Escrow Fund pursuant to the Stock Purchase Agreement with respect to that claim. Assignee shall not in any way be responsible to Assignor with respect to any such claim except for the requirement to deliver to Assignor amounts disbursed to Assignee with respect to such claim from the Escrow Fund.

            (v) Assignee agrees to pursue any Matching Claim only under the claims procedures set forth in this Agreement and the Escrow Agreement.

            (vi) Assignee shall promptly deliver to Assignor copies of any and all Award Notices, Notices of Claims, Notices of Releases, Objections and Withdrawal Notices received by it pursuant to Section 5 of the Escrow Agreement.

            (vii) Assignor and Assignee shall cooperate with each other regarding the submission of any and all Notices of Claims to Escrow Agent in connection with the Escrow Agreement, and each of them agree to take any and all such reasonable actions that either of them deem necessary or appropriate to otherwise effectuate the purpose and intent of this
      Section 2.

      3. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

      4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      5. Arbitration. Any dispute under this Agreement which is not settled by mutual agreement among the parties hereto, shall be finally settled by binding arbitration in New York, New York, conducted by and in accordance with the rules then in effect of the Judicial Arbitration and Mediation Service. Each party shall bear its own costs and attorneys' and witness' fees. The prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys' fees. In making any such award, the arbitration panel shall take into consideration the outcome of the proceeding and the reasonableness of the conduct of each such party in connection with the dispute, in light of the facts known to such party at the time such party engaged in such conduct. The arbitrator shall not have authority to award punitive damages hereunder.

      6. Entire Agreement. This Agreement and the Asset Purchase Agreement constitute the entire agreement between Assignor and Assignee with respect to the subject matter hereof. This Agreement cancels and supersedes all prior agreements, understandings and negotiations between the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement may only be varied or modified by a written document executed by each of the parties hereto.

      7. Assignment. The rights and benefits of the parties under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of such parties. Neither this Agreement nor any rights or benefits hereunder may be assigned or transferred by any party hereto without the prior written consent of all other parties hereto.

      8. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

      If to Assignee:

            L-3 Communications Corporation
            600 Third Avenue
            New York, NY 10016
            Telecopier Number: (212) 805-5494
            Attention: Christopher C. Cambria


      With a copy to:

            Simpson Thacher & Bartlett
            425 Lexington Avenue
            New York, NY 10017
            Telecopier Number: (212) 455-2502
            Attention: William E. Curbow


      And if to Assignor:

            FAP Trust
            c/o First Union National Bank
            10 State House Square
            Hartford, CT 06103-3698
            Telecopier Number: (860) 247-1356
            Attention: W. Jeffrey Kramer

      With copies to:

            Pillsbury Madison & Sutro LLP
            235 Montgomery Street
            San Francisco, CA 94104
            Telecopier Number: (415) 983-1200
            Attention: Graham Taylor

            and

            Bingham Dana LLP
            100 Pearl Street
            Hartford, CT 06103
            Telecopier Number: (860) 527-5188
            Attention: James G. Scantling

Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

      9. Further Assurances. Each of the parties to this Agreement shall execute such other documents and instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof.

      10. No Recourse. It is expressly understood and agreed that this Agreement is executed and delivered on behalf of Assignor by First Union National Bank ("First Union"), not in its individual capacity but solely as Trustee under the trust agreement under which Assignor is organized, in the exercise of the powers and authority conferred and vested in it as the Trustee thereunder, and each of the representations, warranties, undertakings and agreements herein made on the part of Assignor is made and intended not as a personal representation, warranty, undertaking or agreement by First Union but is made and intended for the purpose of binding only the trust estate created by the trust agreement under which Assignor is organized (the "Trust Estate"), and all persons having any claim against First Union or Assignor by reason of the transactions contemplated by this Agreement shall for payment or satisfaction thereof not seek recourse against First Union except in its capacity as trustee and then only to the extent of the Trust Estate.

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By: /s/ Christopher Cambria
                                          -------------------------------

                                       Name:  Christopher Cambria
                                       Title: Vice President


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:
                                          -------------------------------
                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

Consented to by:

THE FIRST NATIONAL BANK OF
CHICAGO as Escrow Agent under the
Escrow Agreement

By:
   -------------------------------

Name:
Title:

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By:
                                          -------------------------------

                                       Name:
                                       Title:


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:  /s/ W. Jeffrey Kramer
                                          -------------------------------

                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

Consented to by:

THE FIRST NATIONAL BANK OF
CHICAGO as Escrow Agent under the
Escrow Agreement

By:
   -------------------------------

Name:
Title:

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By:
                                          -------------------------------

                                       Name:
                                       Title:


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:
                                          -------------------------------

                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

Consented to by:

THE FIRST NATIONAL BANK OF
CHICAGO as Escrow Agent under the
Escrow Agreement

By: /s/ John R. Prenolville
   -------------------------------

Name: John R. Prenolville
Title: Vice President

                                                               EXHIBIT VIII.7

                            ASSIGNMENT AGREEMENT



      THIS ASSIGNMENT AGREEMENT dated as of March 4, 1998 is entered into by and between L-3 COMMUNICATIONS CORPORATION a Delaware corporation, ("Assignee") and FAP TRUST, a Connecticut trust ("Assignor").

                                 WITNESSETH

      WHEREAS, Assignor is a party to a Stock Purchase Agreement dated as of February 9, 1998 (the "Stock Purchase Agreement") pursuant to which Seller intends to acquire all of the outstanding capital stock of Ilex Systems, Inc. (the "Company"); and

      WHEREAS, pursuant to the Stock Purchase Agreement, Assignor and Joseph Lopez ("Seller") have entered into that certain Confidentiality and Non-Competition Agreement dated as of February __, 1998 (the "Non-Competition Agreement"); and

      WHEREAS, Assignor and Assignee have entered into an Asset Purchase Agreement dated as of February 10, 1998 (the "Asset Purchase Agreement") pursuant to which Assignee will acquire substantially all of the assets and assume substantially all of the liabilities of the Company; and

      WHEREAS, in connection with the Asset Purchase Agreement and the transactions contemplated thereby, Assignor desires to assign to Assignee its entire right, title and interest in, under and to the Non-Competition Agreement, and Assignee desires to take such assignment from Assignor, all upon the terms and conditions set forth below:

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Assignment of the Non-Competition Agreement. Pursuant to and in accordance with terms of Section 8 of the Non-Competition Agreement, Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, under and to the Non-Competition Agreement, and Assignee hereby assumes all of Assignor's duties and obligations under the Non-Competition Agreement.

      2. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

      3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      4. Entire Agreement. This Agreement and the Asset Purchase Agreement constitute the entire agreement between Assignor and Assignee with respect to the subject matter hereof. This Agreement cancels and supersedes all prior agreements, understandings and negotiations between the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement may only be varied or modified by a written document executed by each of the parties hereto.

      5. Assignment. The rights and benefits of the parties under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of such parties. Neither this Agreement nor any rights or benefits hereunder may be assigned or transferred by any party hereto without the prior written consent of all other parties hereto.

      6. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

      If to Assignee:

            L-3 Communications Corporation
            600 Third Avenue
            New York, NY 10016
            Telecopier Number: (212) 805-5494
            Attention: Christopher C. Cambria


      With a copy to:

            Simpson Thacher & Bartlett
            425 Lexington Avenue
            New York, NY 10017
            Telecopier Number: (212) 455-2502
            Attention: William E. Curbow


      And if to Assignor:

            FAP Trust
            c/o First Union National Bank
            10 State House Square
            Hartford, CT 06103-3698
            Telecopier Number: (860) 247-1356
            Attention: W. Jeffrey Kramer

      With copies to:

            Pillsbury Madison & Sutro LLP
            235 Montgomery Street
            San Francisco, CA 94104
            Telecopier Number: (415) 983-1200
            Attention: Graham Taylor

            and

            Bingham Dana LLP
            100 Pearl Street
            Hartford, CT 06103
            Telecopier Number: (860) 527-5188
            Attention: James G. Scantling

Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

      7. Further Assurances. Each of the parties to this Agreement shall execute such other documents and instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof.

      8. No Recourse. It is expressly understood and agreed that this Agreement is executed and delivered on behalf of Assignor by First Union National Bank ("First Union"), not in its individual capacity but solely as Trustee under the trust agreement under which Assignor is organized, in the exercise of the powers and authority conferred and vested in it as the Trustee thereunder, and each of the representations, warranties, undertakings and agreements herein made on the part of Assignor is made and intended not as a personal representation, warranty, undertaking or agreement by First Union but is made and intended for the purpose of binding only the trust estate created by the trust agreement under which Assignor is organized (the "Trust Estate"), and all persons having any claim against First Union or Assignor by reason of the transactions contemplated by this Agreement shall for payment or satisfaction thereof not seek recourse against First Union except in its capacity as trustee and then only to the extent of the Trust Estate.

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By: /s/ Christopher Cambria
                                          -------------------------------

                                       Name:  Christopher Cambria
                                       Title: Vice President


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:
                                          -------------------------------
                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By:
                                          -------------------------------

                                       Name:  Christopher Cambria
                                       Title: Vice President


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:  /s/ W. Jeffrey Kramer
                                          -------------------------------

                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

                            ASSIGNMENT AGREEMENT



      THIS ASSIGNMENT AGREEMENT dated as of March 4, 1998 is entered into by and between L-3 COMMUNICATIONS CORPORATION, a Delaware corporation, ("Assignee") and FAP TRUST, a Connecticut trust ("Assignor").

                                 WITNESSETH


      WHEREAS, Assignor is a party to a Stock Purchase Agreement dated as of February 9, 1998 (the "Stock Purchase Agreement") pursuant to which Seller intends to acquire all of the outstanding capital stock of Ilex Systems, Inc. (the "Company"); and

      WHEREAS, pursuant to the Stock Purchase Agreement, Assignor and Donald Potter ("Seller") have entered into that certain Confidentiality and Non-Competition Agreement dated as of February __, 1998 (the "Non-Competition Agreement"); and

      WHEREAS, Assignor and Assignee have entered into an Asset Purchase Agreement dated as of February 10, 1998 (the "Asset Purchase Agreement") pursuant to which Assignee will acquire substantially all of the assets and assume substantially all of the liabilities of the Company; and

      WHEREAS, in connection with the Asset Purchase Agreement and the transactions contemplated thereby, Assignor desires to assign to Assignee its entire right, title and interest in, under and to the Non-Competition Agreement, and Assignee desires to take such assignment from Assignor, all upon the terms and conditions set forth below:

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Assignment of the Non-Competition Agreement. Pursuant to and in accordance with terms of Section 8 of the Non-Competition Agreement, Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, under and to the Non-Competition Agreement, and Assignee hereby assumes all of Assignor's duties and obligations under the Non-Competition Agreement.

      2. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

      3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      4. Entire Agreement. This Agreement and the Asset Purchase Agreement constitute the entire agreement between Assignor and Assignee with respect to the subject matter hereof. This Agreement cancels and supersedes all prior agreements, understandings and negotiations between the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement may only be varied or modified by a written document executed by each of the parties hereto.

      5. Assignment. The rights and benefits of the parties under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of such parties. Neither this Agreement nor any rights or benefits hereunder may be assigned or transferred by any party hereto without the prior written consent of all other parties hereto.

      6. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

      If to Assignee:

            L-3 Communications Corporation
            600 Third Avenue
            New York, NY 10016
            Telecopier Number: (212) 805-5494
            Attention: Christopher C. Cambria

      With a copy to:

            Simpson Thacher & Bartlett
            425 Lexington Avenue
            New York, NY 10017
            Telecopier Number: (212) 455-2502
            Attention: William E. Curbow

      And if to Assignor:

            FAP Trust
            c/o First Union National Bank
            10 State House Square
            Hartford, CT 06103-3698
            Telecopier Number: (860) 247-1356
            Attention: W. Jeffrey Kramer

      With copies to:

            Pillsbury Madison & Sutro LLP
            235 Montgomery Street
            San Francisco, CA 94104
            Telecopier Number: (415) 983-1200
            Attention: Graham Taylor


            and

            Bingham Dana LLP
            100 Pearl Street
            Hartford, CT 06103
            Telecopier Number: (860) 527-5188
            Attention: James G. Scantling


Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

      7. Further Assurances. Each of the parties to this Agreement shall execute such other documents and instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof.

      8. No Recourse. It is expressly understood and agreed that this Agreement is executed and delivered on behalf of Assignor by First Union National Bank ("First Union"), not in its individual capacity but solely as Trustee under the trust agreement under which Assignor is organized, in the exercise of the powers and authority conferred and vested in it as the Trustee thereunder, and each of the representations, warranties, undertakings and agreements herein made on the part of Assignor is made and intended not as a personal representation, warranty, undertaking or agreement by First Union but is made and intended for the purpose of binding only the trust estate created by the trust agreement under which Assignor is organized (the "Trust Estate"), and all persons having any claim against First Union or Assignor by reason of the transactions contemplated by this Agreement shall for payment or satisfaction thereof not seek recourse against First Union except in its capacity as trustee and then only to the extent of the Trust Estate.

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By: /s/ Christopher Cambria
                                          -------------------------------

                                       Name:  Christopher Cambria
                                       Title: Vice President


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:
                                          -------------------------------
                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By:
                                          -------------------------------

                                       Name:  Christopher Cambria
                                       Title: Vice President


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:  /s/ W. Jeffrey Kramer
                                          -------------------------------

                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

                            ASSIGNMENT AGREEMENT



      THIS ASSIGNMENT AGREEMENT dated as of March 4, 1998 is entered into by and between L-3 COMMUNICATIONS CORPORATION, a Delaware corporation, ("Assignee") and FAP TRUST, a Connecticut trust ("Assignor").

                                 WITNESSETH


      WHEREAS, Assignor is a party to a Stock Purchase Agreement dated as of February 9, 1998 (the "Stock Purchase Agreement") pursuant to which Seller intends to acquire all of the outstanding capital stock of Ilex Systems, Inc. (the "Company"); and

      WHEREAS, pursuant to the Stock Purchase Agreement, Assignor and Erwin P. Frech, Jr. ("Seller") have entered into that certain Confidentiality and Non-Competition Agreement dated as of February __, 1998 (the "Non-Competition Agreement"); and

      WHEREAS, Assignor and Assignee have entered into an Asset Purchase Agreement dated as of February 10, 1998 (the "Asset Purchase Agreement") pursuant to which Assignee will acquire substantially all of the assets and assume substantially all of the liabilities of the Company; and

      WHEREAS, in connection with the Asset Purchase Agreement and the transactions contemplated thereby, Assignor desires to assign to Assignee its entire right, title and interest in, under and to the Non-Competition Agreement, and Assignee desires to take such assignment from Assignor, all upon the terms and conditions set forth below:

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Assignment of the Non-Competition Agreement. Pursuant to and in accordance with terms of Section 8 of the Non-Competition Agreement, Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, under and to the Non-Competition Agreement, and Assignee hereby assumes all of Assignor's duties and obligations under the Non-Competition Agreement.

      2. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

      3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      4. Entire Agreement. This Agreement and the Asset Purchase Agreement constitute the entire agreement between Assignor and Assignee with respect to the subject matter hereof. This Agreement cancels and supersedes all prior agreements, understandings and negotiations between the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement may only be varied or modified by a written document executed by each of the parties hereto.

      5. Assignment. The rights and benefits of the parties under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of such parties. Neither this Agreement nor any rights or benefits hereunder may be assigned or transferred by any party hereto without the prior written consent of all other parties hereto.

      6. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

      If to Assignee:

            L-3 Communications Corporation
            600 Third Avenue
            New York, NY 10016
            Telecopier Number: (212) 805-5494
            Attention: Christopher C. Cambria

      With a copy to:

            Simpson Thacher & Bartlett
            425 Lexington Avenue
            New York, NY 10017
            Telecopier Number: (212) 455-2502
            Attention: William E. Curbow

      And if to Assignor:

            FAP Trust
            c/o First Union National Bank
            10 State House Square
            Hartford, CT 06103-3698
            Telecopier Number: (860) 247-1356
            Attention: W. Jeffrey Kramer

      With copies to:

            Pillsbury Madison & Sutro LLP
            235 Montgomery Street
            San Francisco, CA 94104
            Telecopier Number: (415) 983-1200
            Attention: Graham Taylor


            and

            Bingham Dana LLP
            100 Pearl Street
            Hartford, CT 06103
            Telecopier Number: (860) 527-5188
            Attention: James G. Scantling


Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

      7. Further Assurances. Each of the parties to this Agreement shall execute such other documents and instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof.

      8. No Recourse. It is expressly understood and agreed that this Agreement is executed and delivered on behalf of Assignor by First Union National Bank ("First Union"), not in its individual capacity but solely as Trustee under the trust agreement under which Assignor is organized, in the exercise of the powers and authority conferred and vested in it as the Trustee thereunder, and each of the representations, warranties, undertakings and agreements herein made on the part of Assignor is made and intended not as a personal representation, warranty, undertaking or agreement by First Union but is made and intended for the purpose of binding only the trust estate created by the trust agreement under which Assignor is organized (the "Trust Estate"), and all persons having any claim against First Union or Assignor by reason of the transactions contemplated by this Agreement shall for payment or satisfaction thereof not seek recourse against First Union except in its capacity as trustee and then only to the extent of the Trust Estate.

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By: /s/ Christopher Cambria
                                          -------------------------------

                                       Name:  Christopher Cambria
                                       Title: Vice President


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:
                                          -------------------------------
                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President

      IN WITNESS WHEREOF, each of the parties has caused this Assignment Agreement to be executed and delivered as of the date first above written.


                                       ASSIGNEE

                                       L-3 COMMUNICATIONS
                                       CORPORATION


                                       By:
                                          -------------------------------

                                       Name:  Christopher Cambria
                                       Title: Vice President


                                       ASSIGNOR:

                                       FAP TRUST


                                       By:   FIRST UNION NATIONAL BANK, not
                                             in its individual capacity but
                                             solely as trustee

                                       By:  /s/ W. Jeffrey Kramer
                                          -------------------------------

                                       Name:  W. Jeffrey Kramer
                                       Title: Vice-President


                                       4